UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21293
Nuveen Preferred & Income Opportunities Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)
Mark L. Winget
Vice President and Secretary
333 West Wacker Drive
Chicago, Illinois 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 257‑8787
Date of fiscal year end: July 31
Date of reporting period: July 31, 2025

Item 1.	Reports to Stockholders.

Closed‑End Funds	July 31, 2025
Nuveen
Closed‑End Funds

Nuveen Floating Rate Income Fund	JFR

Nuveen Credit Strategies Income Fund	JQC

Nuveen Preferred & Income Opportunities Fund	JPC

Nuveen Preferred Securities & Income Opportunities Fund	JPI

Nuveen Variable Rate Preferred & Income Fund	NPFD
Annual
Report

Table
of Contents

2

Important Notices
JFR – Rights offering: On January 8, 2025, the Board of Trustees (the “Board”) approved the terms of the issuance of transferable rights (“Rights”) to the holders of the Fund’s common shares (par value $0.01 per share) (“Common Shares”) as of January 21, 2025 (the “Record Date”). Holders of Common Shares on the Record Date (“Record Date Shareholders”) received one Right for each outstanding Common Share owned on the Record Date. The Rights entitled the holders to purchase one new Common Share for every 5 Rights held (1‑for‑5), for an aggregate of up to an additional 26,911,238 Common Shares.
Holders of Rights were entitled to subscribe for additional Common Shares (the “Offer”) at a discount to the market price of the Common Shares, prior to 5:00 p.m., Eastern time, on February 19, 2025 (the “Expiration Date”). The subscription price per Common Share (the “Subscription Price”) was $8.20 per Common Share, which was equal to 90% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on the Expiration Date. The gross proceeds of the Offer were approximately $220.7 million.
The Offer was over-subscribed; however, the Fund did not exercise the secondary oversubscription privilege. The available primary over-subscription shares were allocated pro‑rata among those fully exercising record date shareholders who over-subscribed based on the number of rights originally issued to them by the Fund. The Common Shares subscribed for were issued on February 25, 2025, after completion of the pro‑rata allocation of Common Shares in respect of the primary oversubscription privilege and receipt of all shareholder payments.
More details about the Fund’s rights offering are available on www.nuveen.com/cef.
JQC – Rights offering: On March 19, 2025, the Board approved the terms of the issuance of transferable rights (“Rights”) to the holders of the Fund’s common shares (par value $0.01 per share) (“Common Shares”) as of March 31, 2025 (the “Record Date”). Holders of Common Shares on the Record Date (“Record Date Shareholders”) received one Right for each outstanding Common Share owned on the Record Date. The Rights entitled the holders to purchase one new Common Share for every 5 Rights held (1‑for‑5), for an aggregate of up to an additional 12.2 million Common Shares.
Holders of Rights were entitled to subscribe for additional Common Shares (the “Offer”) at a discount to the market price of the Common Shares, prior to 5:00 p.m., Eastern time, on April 29, 2025 (the “Expiration Date”). The subscription price per Common Share (the “Subscription Price”) was $5.09 per Common Share, which was equal to 90% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on the Expiration Date. The gross proceeds of the Offer were approximately $62.1 million.
The Common Shares subscribed for were issued on May 5, 2025, after completion and receipt of all shareholder payments. The final Subscription Price was lower than the original estimated Subscription Price.
More details about the Fund’s rights offering are available on www.nuveen.com/cef.
JFR and JQC - Portfolio manager updates: Effective December 30, 2024, Coale Mechlin was added as a portfolio manager of the Funds. Additionally, effective February 11, 2025, James Kim was added as a portfolio manager of JQC. Effective July 1, 2025, Kevin Lorenz retired from Nuveen and is no longer a portfolio manager of the Funds.
JPI – Fund restructuring and tender offer: On July 17, 2024, shareholders of the Fund approved a proposal to amend the Fund’s declaration of trust to eliminate the Fund’s term structure, subject to the completion of a tender offer. The amendment allows shareholders the opportunity to maintain their investment in the Fund and its leveraged exposure to preferred and other income producing securities in lieu of the Fund’s scheduled termination. Additionally, on July 17, 2024, the Fund conducted a tender offer, which allowed shareholders to offer up to 100% of their common shares for repurchase for cash at a per share equal to 100% of the net asset value (NAV) per share determined on the date the tender offer expired.
The tender offer expired on August 14, 2024. In the tender offer 8,672,542 shares were tendered, representing approximately 38% of the Fund’s common shares outstanding. Properly tendered shares were repurchased at $20.0081 per share, which was the NAV of the Fund as of the close of ordinary trading on the New York Stock Exchange on August 14, 2024. As a result of the successful completion of the tender offer, the restructuring of the Fund was completed and on August 19, 2024, the following changes became effective.
• The Fund’s declaration of trust was amended to eliminate the term of the Fund.
• The Fund’s name changed to Nuveen Preferred Securities & Income Opportunities Fund.
• Nuveen Fund Advisors, LLC, the investment adviser to the Fund, will waive 50% of the Fund’s net management fees beginning August 19, 2024, and continuing over the first year following the elimination of the term.
More details about the Fund’s restructuring is available on www.nuveen.com/cef.
JPC and JPI – Fund merger: Effective prior to market open on September 22, 2025, JPI was merged into JPC. Refer to the Notes to Financial Statements within this report for further details on the merger.
JPC, JPI and NPFD – Recent market factors: JPC, JPI and NPFD have substantial allocations to preferred and contingent capital securities issued by U.S. and non‑U.S. banks and other financial institutions. Given the increases in prevailing interest rates and other market factors, these securities continue to be subject to heightened volatility and may, ultimately, detract from Fund performance.

3

Discussion of Fund Performance
Nuveen Floating Rate Income Fund (JFR)
Nuveen Credit Strategies Income Fund (JQC)
Nuveen Preferred & Income Opportunities Fund (JPC)
Nuveen Preferred Securities & Income Opportunities Fund (JPI)
Nuveen Variable Rate Preferred & Income Fund (NPFD)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. The portfolio managers for JFR are Scott Caraher and Coale Mechlin. The portfolio managers for JQC are Himani Trivedi, Scott Caraher, James Kim and Coale Mechlin. The portfolio managers for JPC, JPI and NPFD are Douglas Baker, CFA, and Brenda Langenfeld, CFA.
Below is a discussion of Fund performance and the factors that contributed and detracted during the 12‑month reporting period ended July 31, 2025. For more information on Fund investment objectives and policies, please refer to the Shareholder Update section at the end of the report.
Nuveen Floating Rate Income Fund (JFR)
What factors affected markets during the reporting period?
•	Uncertainty around tariffs and other potential policy shifts under the new administration, including federal spending reductions, created bouts of volatility

•	Interest rate moves and central bank signals affected issuers in the Fund’s market, as elevated borrowing costs weighed on refinancing activity and new issuance.
•	Robust collateralized loan obligation (CLO) demand kept loan market technicals robust, even during period of volatility.

•	The U.S. economy showed resilience, rebounding quickly after periods of volatility, which supported risk assets.
What key strategies were used to manage the Fund during the reporting period?
•	The Fund avoided issuers likely to be negatively impacted by policy changes under the new administration, including potential tariff and spending reductions.

•
The Fund avoided most issuers undergoing liability management exercises (LMEs), while selectively targeting post‑LME structures that offered attractive opportunities—when pricing dislocations created attractive entry points and credit agreements have been sufficiently amended to better protect lenders.

•	The Fund continued to focus on larger, more liquid issuers, allowing it to act quickly when market technical mispriced fundamental risk, which enabled highly selective, opportunistic credit selection.
How did the Fund perform and what factors affected relative performance?
For the 12‑month reporting period ended July 31, 2025, JFR returned 6.37%. The Fund underperformed the S&P UBS Leveraged Loan Index, which returned 7.60%.
Top contributors to relative performance
•	Exposure to single B loans, particularly in lower-tier, B‑rated issuers.

•	Security selection within the information technology and communication services sectors.

•	A position in bonds issued for CommScope, Inc.

•	The Fund’s use of leverage through bank borrowings and the issuance of preferred shares. In addition, the Fund’s use of leverage was accretive to overall common share income.
Top detractors from relative performance
•	Out‑of‑benchmark to equities received from reorganizations, including Vistra Vision, Chord Energy Corp and Transocean Ltd.

•	Exposure to the financials and energy sectors.

•	A position in the loans of City Brewing Company.

4

Nuveen Credit Strategies Income Fund (JQC)
What factors affected markets during the reporting period?
•	Uncertainty around tariffs and other potential policy shifts under the new administration, including federal spending reductions, created bouts of volatility.

•	Interest rate moves and central bank signals affected high-yield issuers, as elevated borrowing costs weighed on refinancing activity and new issuance.

•	High-yield bonds benefited from positive convexity, which provided greater price gains when yields fell and helped cushion declines when yields rose.

•	Robust collateralized loan obligation (CLO) demand kept loan market technicals robust, even during period of volatility.

•	The U.S. economy showed resilience, rebounding quickly after periods of volatility, which supported risk assets.
What key strategies were used to manage the Fund during the reporting period?
•	The Fund avoided issuers likely to be negatively impacted by policy changes under the new administration, including potential tariffs, spending reductions and other trade-related measures.

•	The Fund avoided most issuers undergoing liability management exercises (LMEs), while selectively targeting post‑LME structures that offered attractive risk-adjusted opportunities.

•	The Fund continued to focus on larger, more liquid issuers across high-yield bonds and loans, enabling the portfolio to act quickly when market technicals mispriced fundamental risk.
How did the Fund perform and what factors affected relative performance?
For the 12‑month reporting period ended July 31, 2025, JQC returned 7.06%. The Fund underperformed the JQC Blended Benchmark, which returned 7.84%.
Top contributors to relative performance
•
The Fund’s use of leverage through bank borrowings, reverse repurchase agreements and the issuance of preferred shares. In addition, the Fund’s use of leverage was accretive to overall common share income.

•	Exposure to single B loans, particularly in lower-tier, B‑rated issuers.

•	Security selection within the information technology and communication services sectors.

•	A position in bonds issued for Level 3 Financing Inc.
Top detractors from relative performance
•	A position in the loans of City Brewing Company.

•	Out‑of‑benchmark allocation to equity received from the reorganization of Vistra Vision.

•	Security selection within the financials sector.
Nuveen Preferred & Income Opportunities Fund (JPC)
What factors affected markets during the reporting period?
•
The Federal Reserve (Fed) cut its target federal funds rate by 50 basis points in September, plus two additional 25 basis point cuts before year‑end 2024, bringing the range to 4.25% to 4.50%. Fed policymakers remained on hold with rates throughout the second half of the reporting period to assess the impact of tariffs announced in early April 2025, which were subsequently delayed.

•
Uncertainty surrounding Fed monetary policy and U.S. trade policy under the new administration kept volatility elevated in the bond market, but the backdrop of continued positive economic growth and labor market strength supported risk assets, including the preferred securities and contingent capital securities (CoCos) markets.

•
Preferred securities and CoCos also benefited from positive news from the global banking sector, the largest issuer in these segments. In the United States, banks reported earnings that generally exceeded expectations, while all 22 banks participating in the Fed’s 2025 annual stress test passed the exam.

5

Discussion of Fund Performance (continued)

What key strategies were used to manage the Fund during the reporting period?
•	The Fund continued to overweight the $1000 par preferred securities segment versus the $25 par preferred securities and CoCos segments, both of which remained underweights relative to the benchmark.

•	The underweight to CoCos resulted in an overweight to U.S.-domiciled issuers relative to the benchmark.

•	The Fund continued to overweight securities that have coupons with reset features (floating rate, fixed‑to‑floating rate, and fixed‑to‑fixed rate) versus fixed-rate coupon securities.

•	The Fund’s leverage-adjusted effective duration, or interest rate sensitivity, was longer than the JPC Blended Benchmark’s duration during the reporting period.
How did the Fund perform and what factors affected relative performance?
For the 12‑month reporting period ended July 31, 2025, JPC returned 10.29%. The Fund outperformed the JPC Blended Benchmark, which returned 8.44%.
Top contributors to relative performance
•
The Fund’s use of leverage through bank borrowings, reverse repurchase agreements and the issuance of preferred shares. In addition, the Fund’s use of leverage was accretive to overall common share income.

•	Yield curve positioning, particularly an underweight to the longer maturity segments of the curve.

•	Underweight to $25 par preferred securities.

•	Security selection within the insurance and banking industries.
Top detractors from relative performance
•	Underweight to CoCos.

•	Longer leverage-adjusted effective duration.
Nuveen Securities & Income Opportunities Fund (JPI)
What factors affected markets during the reporting period?
•
The Federal Reserve (Fed) cut its target federal funds rate by 50 basis points in September, plus two additional 25 basis point cuts before year‑end 2024, bringing the range to 4.25% to 4.50%. Fed policymakers remained on hold with rates throughout the second half of the reporting period to assess the impact of tariffs announced in early April 2025, which were subsequently delayed.

•
Uncertainty surrounding Fed monetary policy and U.S. trade policy under the new administration kept volatility elevated in the bond market, but the backdrop of continued positive economic growth and labor market strength supported risk assets, including the preferred securities and contingent capital securities (CoCos) markets.

•
Preferred securities and CoCos also benefited from positive news from the global banking sector, the largest issuer in these segments. In the United States, banks reported earnings that generally exceeded expectations, while all 22 banks participating in the Fed’s 2025 annual stress test passed the exam.

What key strategies were used to manage the Fund during the reporting period?
•	The Fund continued to overweight the $1000 par preferred securities segment versus the $25 par preferred securities and CoCos segments, both of which remained underweights relative to the benchmark.

•	The underweight to CoCos resulted in an overweight to U.S.-domiciled issuers relative to the benchmark.

•	The Fund continued to overweight securities that have coupons with reset features (floating rate, fixed‑to‑floating rate, and fixed‑to‑fixed rate) versus fixed-rate coupon securities.

•	The Fund’s leverage-adjusted effective duration, or interest rate sensitivity, was longer than the JPI Blended Benchmark’s duration during the reporting period.

How did the Fund perform and what factors affected relative performance?
For the 12‑month reporting period ended July 31, 2025, JPI returned 10.34%. The Fund outperformed the JPI Blended Benchmark, which returned 8.44%.
Top contributors to relative performance
•	The Fund’s use of leverage through bank borrowings and reverse repurchase agreements. In addition, the Fund’s use of leverage was accretive to overall common share income.

•	Yield curve positioning, particularly an underweight to the longer maturity segments of the curve.

•	Underweight to $25 par preferred securities.

•	Security selection within the insurance and banking industries.
Top detractors from relative performance
•	Underweight to CoCos.

•	Longer leverage-adjusted effective duration.
Nuveen Variable Rate Preferred & Income Fund (NPFD)
What factors affected markets during the reporting period?
•
The Federal Reserve (Fed) cut its target federal funds rate by 50 basis points in September, plus two additional 25 basis point cuts before year‑end 2024, bringing the range to 4.25% to 4.50%. Fed policymakers remained on hold with rates throughout the second half of the reporting period to assess the impact of tariffs announced in early April 2025, which were subsequently delayed.

•
Uncertainty surrounding Fed monetary policy and U.S. trade policy under the new administration kept volatility elevated in the bond market, but the backdrop of continued positive economic growth and labor market strength supported risk assets, including the preferred securities and contingent capital securities (CoCos) markets.

•
Preferred securities and CoCos also benefited from positive news from the global banking sector, the largest issuer in these segments. In the United States, banks reported earnings that generally exceeded expectations, while all 22 banks participating in the Fed’s 2025 annual stress test passed the exam.

What key strategies were used to manage the Fund during the reporting period?
•	While the Fund maintained an underweight to the CoCos segment during the reporting period, it was positioned with an overweight to non‑U.S. domiciled issuers relative to the benchmark.

•	The insurance industry remained the Fund’s largest industry overweight.

•	The Fund continued to overweight fixed‑to‑floating rate coupon and fixed‑to‑fixed rate coupon securities versus floating rate coupon securities.

•	The Fund’s leverage-adjusted effective duration, or interest rate sensitivity, was longer than the NPFD Blended Benchmark’s duration during the reporting period.
How did the Fund perform and what factors affected relative performance?
For the 12‑month reporting period ended July 31, 2025, NPFD returned 10.09%. The Fund outperformed the NPFD Blended Benchmark, which returned 8.68%.
Top contributors to relative performance
•	The Fund’s use of leverage through bank borrowings, reverse repurchase agreements and the issuance of preferred shares significantly contributed to relative performance over the reporting period.

•	Security selection within the banking and insurance industries.
Top detractors from relative performance
•	Longer leverage-adjusted effective duration.

7

Discussion of Fund Performance (continued)

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding each Fund’s distributions is current as of July 31, 2025.
Each Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, a Fund may distribute more or less than its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. The practice of maintaining a stable distribution level had no material effect on each Fund’s investment strategy during the most recent fiscal period and is not expected to have such an effect in future periods, however, distributions in excess of Fund returns will cause its NAV per share to erode. For additional information, refer to the distribution information section below and in the Notes to Financial Statements herein.
The following table provides the estimated sources of distributions and may include amounts attributed to realized gains and/or returns of capital. A return of capital may occur, for example, when some or all of the money that you invested in a Fund is paid back to you. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.” The Fund attributes these estimates equally to each regular distribution throughout the year.
The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099‑DIV, which will be sent to shareholders shortly after calendar year‑end. Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, those estimates may differ from both the tax information reported to you in your Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide the sources of distributions and may include amounts attributed to realized gains and/or returns of capital. More details about the Fund’s distributions are available on www.nuveen.com/en‑us/ closed- end‑funds.
Data as of July 31, 2025

	Fiscal YTD Percentage of the Distribution				Fiscal YTD Per Share Amounts
Fund	Latest Declared Distribution	Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
JFR	$0.0850	78.37%	0.00%	21.63%	$1.0200	$0.7994	$0.0000	$0.2206
JQC	$0.0540	76.18%	0.00%	23.82%	$0.6480	$0.4937	$0.0000	$0.1543
JPC	$0.0665	69.36%	0.00%	30.64%	$0.7980	$0.5535	$0.0000	$0.2445
JPI	$0.1660	58.00%	0.00%	42.00%	$1.9240	$1.1160	$0.0000	$0.8080
NPFD	$0.1675	46.00%	0.00%	54.00%	$2.0100	$0.9245	$0.0000	$1.0855
NUVEEN CLOSED‑END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed‑End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed‑end fund resource page, which is at https://www.nuveen.com/resource-center- closed‑end‑funds, along with other Nuveen closed‑end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE EQUITY SHELF PROGRAMS
During the current reporting period, JPC was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, JPC, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. The maximum aggregate offering under these Shelf Offerings, are as shown in the accompanying table.

9

Common Share Information (continued)

JPC
Maximum aggregate offering	Unlimited
During the current reporting period, JPC sold common shares through its Shelf Offering at a weighted average premium to its NAV per common share in the accompanying table.

JPC
Common shares sold through shelf offering	6,853,100
Weighted average premium to NAV per common share sold	0.59%
Refer to Notes to Financial Statements for further details of Shelf Offerings and the Fund’s transactions.
COMMON SHARE REPURCHASES
The Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.
During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of July 31, 2025, (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	JFR	JQC	JPC	JPI	NPFD
Common shares cumulatively repurchased and retired	147,593	5,473,400	2,826,100	0	0
Common shares authorized for repurchase	16,095,000	13,560,000	32,175,000	1,410,000	2,415,000

About the Funds’ Benchmarks
ICE BofA U.S. All Capital Securities Index: An index designed to measure the performance of investment grade and below investment grade fixed rate and fixed‑to‑floating rate, USD‑denominated hybrid corporate and preferred securities publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
ICE BofA U.S. High Yield Index: An index designed to measure the performance of USD‑denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
ICE USD Contingent Capital Index: An index designed to measure the performance of USD denominated contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and below investment grade issues. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
ICE Variable Rate Preferred & Hybrid Securities Index: An index designed to measure the performance of floating- and variable-rate investment grade and below investment grade USD‑denominated preferred stock and hybrid debt publicly issued by corporations in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P UBS Leveraged Loan Index: An index designed to measure the performance of the USD‑denominated leveraged loan market. The index includes issuers from developed countries; issuers from developing countries are excluded.
Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

11

Fund Performance, Leverage and Holdings Summaries
The Fund Performance, Leverage and Holding Summaries for each Fund are shown below within this section of the report.
Fund Performance
Performance data for each Fund shown below represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10‑years of performance. For performance, current to the most recent month‑end visit Nuveen.com or call (800) 257‑8787.
Impact of Leverage
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings, Taxable Fund Preferred Shares (TFP) and/or reverse repurchase agreements. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than their prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer- term periods.
Leverage Ratios
Each Fund’s Effective Leverage and Regulatory Leverage Ratios are set forth below. “Effective Leverage” is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. “Regulatory Leverage” consists of preferred shares or borrowings of a Fund. Regulatory Leverage is a part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940. A Fund, however, may from time to time borrow for temporary purposes, typically on a transient basis in connection with its day‑to‑day operations, primarily in connection with the need to settle portfolio trades. Such temporary borrowings are excluded from the calculation of a Fund’s Effective Leverage and Regulatory Leverage ratios.
Holding Summaries
The Holdings Summaries data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change. Refer to the Fund’s Portfolio of Investments for individual security information.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

12

JFR	Nuveen Floating Rate Income Fund
Fund Performance, Leverage and Holdings Summaries July 31, 2025
Performance*

		Total Returns as of July 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
JFR at Common Share NAV	3/25/04	6.37%	8.02%	4.85%
JFR at Common Share Price	3/25/04	8.66%	11.50%	6.42%
S&P UBS Leveraged Loan Index	—	7.60%	7.17%	5.22%
*For purposes of Fund performance, relative results are measured against the S&P UBS Leveraged Loan Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$8.82	$8.52	(3.40)%	(4.82)%
Growth of an Assumed $10,000 Investment as of July 31, 2025 - Common Share Price

13

Performance Overview and Holdings Summaries as of July 31, 2025 (continued)
Leverage and Holdings

Leverage
Effective Leverage	36.09%
Regulatory Leverage	36.09%

Fund Allocation (% of net assets)
Variable Rate Senior Loan Interests	139.3%
Corporate Bonds	17.5%
Common Stocks	1.5%
Asset-Backed Securities	0.5%
Preferred Stock	0.0%
Warrants	0.0%
Short-Term Investment Companies	2.0%
Other Assets & Liabilities, Net	(4.4)%
Borrowings	(36.4)%
TFP Shares, Net	(20.0)%
Net Assets	100%

Portfolio Composition[1] (% of total investments)
Software & Services	17.2%
Health Care Equipment & Services	10.3%
Consumer Services	10.3%
Telecommunication Services	9.0%
Insurance	6.9%
Capital Goods	6.7%
Media & Entertainment	5.7%
Commercial & Professional Services	5.4%
Materials	4.1%
Technology Hardware & Equipment	3.8%
Consumer Discretionary Distribution & Retail	3.4%
Energy	2.5%
Consumer Durables & Apparel	2.3%
Transportation	1.8%
Utilities	1.7%
Other	8.9%
Total Investments	100%

Portfolio Credit Quality (% of total investments)
A	0.2%
BBB	8.0%
BB or Lower	86.4%
N/R (not rated)	3.2%
N/A (not applicable)	2.2%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

14

JQC	Nuveen Credit Strategies Income Fund
Fund Performance, Leverage and Holdings Summaries July 31, 2025
Performance*

		Total Returns as of July 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
JQC at Common Share NAV	6/25/03	7.06%	6.45%	4.04%
JQC at Common Share Price	6/25/03	8.35%	10.35%	6.29%
S&P UBS Leveraged Loan Index	—	7.60%	7.17%	5.22%
JQC Blended Benchmark	—	7.84%	7.28%	5.27%
*For purposes of Fund performance, relative results are measured against the JQC Blended Benchmark. As of August 7, 2023, the Fund’s Blended Benchmark consists of: 1) 75% S&P UBS Leveraged Loan Index and 2) 25% ICE BofA U.S. High Yield Index. Prior to August 7, 2023, relative results were measured against the S&P UBS Leveraged Loan Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$5.66	$5.53	(2.30)%	(4.22)%
Growth of an Assumed $10,000 Investment as of July 31, 2025 - Common Share Price

15

Performance Overview and Holdings Summaries as of July 31, 2025 (continued)
Leverage and Holdings

Leverage
Effective Leverage	37.09%
Regulatory Leverage	29.57%

Fund Allocation (% of net assets)
Variable Rate Senior Loan Interests	117.1%
Corporate Bonds	31.8%
Asset-Backed Securities	7.9%
Common Stocks	0.9%
Warrants	0.0%
Short-Term Investment Companies	7.0%
Other Assets & Liabilities, Net	(5.8)%
Reverse Repurchase Agreements, including accrued interest	(17.0)%
Borrowings	(25.3)%
TFP Shares, Net	(16.6)%
Net Assets	100%

Portfolio Composition[1] (% of total investments)
Software & Services	14.9%
Health Care Equipment & Services	10.4%
Consumer Services	8.9%
Telecommunication Services	7.9%
Insurance	7.5%
Capital Goods	6.8%
Asset-Backed Securities	4.8%
Media & Entertainment	4.6%
Commercial & Professional Services	4.4%
Materials	4.2%
Investment Companies	4.3%
Consumer Discretionary Distribution & Retail	3.4%
Utilities	2.5%
Technology Hardware & Equipment	2.4%
Consumer Durables & Apparel	2.3%
Other	10.7%
Total Investments	100%

Portfolio Credit Quality (% of total investments)
A	0.0%
BBB	9.8%
BB or Lower	82.8%
N/R (not rated)	2.6%
N/A (not applicable)	4.8%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

16

JPC	Nuveen Preferred & Income Opportunities Fund
Fund Performance, Leverage and Holdings Summaries July 31, 2025
Performance*

		Total Returns as of July 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
JPC at Common Share NAV	3/26/03	10.29%	5.96%	5.08%
JPC at Common Share Price	3/26/03	16.10%	6.60%	6.93%
ICE BofA U.S. All Capital Securities Index	—	7.10%	3.04%	4.52%
JPC Blended Benchmark	—	8.44%	2.92%	4.58%
*For purposes of Fund performance, relative results are measured against the JPC Blended Benchmark. The Fund’s Blended Benchmark consists of:
1) 60% ICE BofA U.S. All Capital Securities Index and 2) 40% ICE USD Contingent Capital Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$8.01	$8.07	0.75%	(0.91)%
Growth of an Assumed $10,000 Investment as of July 31, 2025 - Common Share Price

17

Performance Overview and Holdings Summaries as of July 31, 2025 (continued)
Leverage and Holdings

Leverage
Effective Leverage	37.04%
Regulatory Leverage	29.01%

Fund Allocation (% of net assets)
Corporate Bonds	140.8%
Preferred Stock	13.1%
U.S. Government and Agency Obligations	2.3%
Convertible Preferred Securities	0.8%
Common Stocks	0.0%
Repurchase Agreements	0.8%
Other Assets & Liabilities, Net	1.0%
Reverse Repurchase Agreements, including accrued interest	(18.0)%
Borrowings	(24.8)%
TFP Shares, Net	(16.0)%
Net Assets	100%

Portfolio Composition[1] (% of total investments)
Banks	54.3%
Financial Services	16.2%
Insurance	10.1%
Utilities	6.2%
Energy	4.3%
Food, Beverage & Tobacco	2.5%
Other	5.9%
Repurchase Agreements	0.5%
Total	100%

Portfolio Credit Quality (% of total investments)
AA	1.6%
A	0.5%
BBB	77.0%
BB or Lower	18.9%
N/R (not rated)	1.5%
N/A (not applicable)	0.5%
Total	100%

Country Allocation[2] (% of total investments)
United States	53.8%
United Kingdom	12.7%
Canada	8.9%
France	8.7%
Spain	4.3%
Switzerland	3.6%
Netherlands	1.7%
Germany	1.2%
Mexico	1.1%
Ireland	1.0%
Australia	0.9%
Other	2.1%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2	Includes 1.5% (as a percentage of total investments) in emerging market countries.

18

JPI	Nuveen Preferred Securities & Income Opportunities Fund
Fund Performance, Leverage and Holdings Summaries July 31, 2025
Performance*

		Total Returns as of July 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
JPI at Common Share NAV	7/26/12	10.34%	5.02%	5.20%
JPI at Common Share Price	7/26/12	13.79%	5.97%	6.88%
ICE BofA U.S. All Capital Securities Index	—	7.10%	3.04%	4.52%
JPI Blended Benchmark	—	8.44%	3.23%	4.84%
*For purposes of Fund performance, relative results are measured against the JPI Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 60% ICE BofA U.S. All Capital Securities Index and 2) 40% ICE USD Contingent Capital Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$20.01	$20.54	2.65%	1.02%
Growth of an Assumed $10,000 Investment as of July 31, 2025 - Common Share Price

19

Performance Overview and Holdings Summaries as of July 31, 2025 (continued)
Leverage and Holdings

Leverage
Effective Leverage	36.01%
Regulatory Leverage	29.46%

Fund Allocation (% of net assets)
Corporate Bonds	136.8%
Preferred Stock	16.0%
U.S. Government and Agency Obligations	2.3%
Repurchase Agreements	0.8%
Other Assets & Liabilities, Net	0.6%
Reverse Repurchase Agreements, including accrued interest	(14.7)%
Borrowings	(41.8)%
Net Assets	100%

Portfolio Composition[1] (% of total investments)
Banks	52.1%
Financial Services	17.2%
Insurance	10.4%
Utilities	6.0%
Energy	4.3%
Food, Beverage & Tobacco	3.1%
Other	6.4%
Repurchase Agreements	0.5%
Total	100%

Portfolio Credit Quality (% of total investments)
AA	1.5%
A	0.5%
BBB	73.9%
BB or Lower	21.3%
N/R (not rated)	2.3%
N/A (not applicable)	0.5%
Total	100%

Country Allocation[2] (% of total investments)
United States	53.1%
United Kingdom	12.7%
France	8.7%
Canada	8.6%
Spain	4.5%
Switzerland	4.3%
Netherlands	2.0%
Germany	1.2%
Mexico	1.2%
Ireland	1.0%
Finland	0.7%
Other	2.0%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2	Includes 1.9% (as a percentage of total investments) in emerging market countries.

20

NPFD	Nuveen Variable Rate Preferred & Income Fund
Fund Performance, Leverage and Holdings Summaries July 31, 2025
Performance*

		Total Returns as of July 31, 2025
		Average Annual
	Inception Date	1-Year	Since Inception
NPFD at Common Share NAV	12/15/21	10.09%	1.45%
NPFD at Common Share Price	12/15/21	14.97%	1.31%
ICE Variable Rate Preferred & Hybrid Securities Index	—	8.24%	4.84%
NPFD Blended Benchmark	—	8.68%	4.23%
*For purposes of Fund performance, relative results are measured against the NPFD Blended Benchmark. The Fund’s Blended Benchmark consists of
1) 80% ICE Variable Rate Preferred & Hybrid Securities Index and 2) 20% ICE USD Contingent Capital Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$20.06	$19.45	(3.04)%	(6.02)%
Growth of an Assumed $10,000 Investment as of July 31, 2025 - Common Share Price

21

Performance Overview and Holdings Summaries as of July 31, 2025 (continued)
Leverage and Holdings

Leverage
Effective Leverage	36.10%
Regulatory Leverage	33.69%

Fund Allocation (% of net assets)
Corporate Bonds	137.6%
Preferred Stock	13.6%
U.S. Government and Agency Obligations	3.5%
Repurchase Agreements	0.9%
Other Assets & Liabilities, Net	0.8%
Reverse Repurchase Agreements, including accrued interest	(5.7)%
Borrowings	(33.3)%
TFP Shares, Net	(17.4)%
Net Assets	100%

Portfolio Composition[1] (% of total investments)
Banks	44.2%
Financial Services	14.2%
Insurance	13.6%
Utilities	9.8%
Energy	7.3%
Telecommunication Services	2.7%
Other	7.6%
Repurchase Agreements	0.6%
Total	100%

Portfolio Credit Quality (% of total investments)
AA	1.9%
A	0.5%
BBB	71.8%
BB or Lower	23.1%
N/R (not rated)	2.1%
N/A (not applicable)	0.6%
Total	100%

Country Allocation[2] (% of total investments)
United States	65.8%
Canada	11.9%
United Kingdom	7.5%
France	4.5%
Spain	2.5%
Switzerland	2.3%
Netherlands	1.3%
Germany	1.0%
Mexico	0.9%
Ireland	0.9%
Finland	0.4%
Other	1.0%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2	Includes 1.3% (as a percentage of total investments) in emerging market countries.

22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Nuveen Floating Rate Income Fund, Nuveen Credit Strategies Income Fund, Nuveen Preferred & Income Opportunities Fund, Nuveen Preferred Securities & Income Opportunities Fund and Nuveen Variable Rate Preferred & Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Floating Rate Income Fund, Nuveen Credit Strategies Income Fund, Nuveen Preferred & Income Opportunities Fund, Nuveen Preferred Securities & Income Opportunities Fund and Nuveen Variable Rate Preferred & Income Fund (hereafter collectively referred to as the “Funds”) as of July 31, 2025, the related statements of operations, of changes in net assets and of cash flows for the year ended July 31, 2025, including the related notes, and the financial highlights for the year ended July 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2025, the results of each of their operations, the changes in each of their net assets and each of their cash flows for the year ended July 31, 2025, and each of the financial highlights for the year ended July 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Funds as of and for the year ended July 31, 2024 and the financial highlights for each of the periods ended on or prior to July 31, 2024 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 27, 2024 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2025 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from transfer agent, agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
September 26, 2025
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

23

Portfolio of Investments July 31, 2025
JFR

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 158.8% (98.7% of Total Investments)
		ASSET-BACKED SECURITIES - 0.5% (0.3% of Total Investments)
$750,000	(a),(b)	Battalion CLO XI Ltd, Series 2017 11A, (TSFR3M + 7.112%)	8.034%	04/24/34	$694,446
750,000	(a),(b)	Magnetite XXVII Ltd, Series 2020 27A, (TSFR3M + 6.262%)	10.587	10/20/34	754,654
2,875,000	(a),(b)	Neuberger Berman Loan Advisers CLO 48 Ltd, Series 2022 48A, (TSFR3M + 3.200%)	7.482	04/25/36	2,898,569
2,500,000	(a),(b)	Rockford Tower CLO 2017‑3 Ltd, Series 2017 3A, (TSFR3M + 6.012%)	6.813	10/20/30	2,469,468

		TOTAL ASSET-BACKED SECURITIES (Cost $6,760,286)			6,817,137

SHARES		DESCRIPTION			VALUE

		COMMON STOCKS - 1.5% (0.9% of Total Investments)
		CAPITAL GOODS - 0.0% (0.0% of Total Investments)
4,865	(c)	TNT Crane & Rigging Inc			2,637
8,626	(c)	TNT Crane & Rigging Inc			86

		TOTAL CAPITAL GOODS			2,723

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 0.0% (0.0% of Total Investments)
749	(c),(d)	Belk Inc			5,992

		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL			5,992

		CONSUMER SERVICES - 0.7% (0.5% of Total Investments)
1,458,756	(c)	24 Hour Fitness Worldwide Inc			10,211
57,279	(c)	Cengage Learning Holdings II Inc			1,346,057
2,513	(c)	Crown Finance US Inc			55,992
410,147	(c)	Crown Finance US Inc			9,138,485

		TOTAL CONSUMER SERVICES			10,550,745

		ENERGY - 0.4% (0.2% of Total Investments)
42,689		Chord Energy Corp			4,709,877
215,829	(c)	Transocean Ltd			630,221

		TOTAL ENERGY			5,340,098

		HEALTH CARE EQUIPMENT & SERVICES - 0.0% (0.0% of Total Investments)
167,590	(c),(d)	Millennium Health LLC			15,419
157,320	(c),(d)	Millennium Health LLC			1,573
195,344	(c)	Onex Carestream Finance LP			122,090

		TOTAL HEALTH CARE EQUIPMENT & SERVICES			139,082

		MATERIALS - 0.0% (0.0% of Total Investments)
80		LyondellBasell Industries NV, Class A			4,634

		TOTAL MATERIALS			4,634

		MEDIA & ENTERTAINMENT - 0.1% (0.1% of Total Investments)
34,846	(c)	Catalina Marketing Corp			1,132,495

		TOTAL MEDIA & ENTERTAINMENT			1,132,495

		SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0% (0.0% of Total Investments)
60,637	(c)	Bright Bidco BV			14,371
44,390	(c)	Bright Bidco BV			10,520

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			24,891

		SOFTWARE & SERVICES - 0.1% (0.1% of Total Investments)
48,404	(c)	Avaya Inc			328,228
115,628	(c)	Avaya Inc			784,073
573	(c),(d)	Bloom Parent Inc			572,645

		TOTAL SOFTWARE & SERVICES			1,684,946

		TECHNOLOGY HARDWARE & EQUIPMENT - 0.1% (0.0% of Total Investments)
8,348	(c)	MLN US Holdco LLC			83
45,085	(c)	Windstream Services PE LLC			841,602

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			841,685

		TELECOMMUNICATION SERVICES - 0.1% (0.0% of Total Investments)
46,534	(c)	Windstream Services PE LLC			868,650

		TOTAL TELECOMMUNICATION SERVICES			868,650

24	See Notes to Financial Statements

SHARES		DESCRIPTION			VALUE

		TRANSPORTATION - 0.0% (0.0% of Total Investments)
2,293	(c)	ACBL HLDG CORP			$106,625

		TOTAL TRANSPORTATION			106,625

		TOTAL COMMON STOCKS (Cost $50,648,983)			20,702,566

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CORPORATE BONDS - 17.5% (10.9% of Total Investments)
		AUTOMOBILES & COMPONENTS - 0.2% (0.1% of Total Investments)
$3,000,000	(b)	Dornoch Debt Merger Sub Inc	6.625%	10/15/29	2,367,723

		TOTAL AUTOMOBILES & COMPONENTS			2,367,723

		CAPITAL GOODS - 0.8% (0.5% of Total Investments)
7,930,000	(b)	Camelot Return Merger Sub Inc	8.750	08/01/28	7,266,021
4,537,000		TransDigm Inc	4.625	01/15/29	4,435,889

		TOTAL CAPITAL GOODS			11,701,910

		COMMERCIAL & PROFESSIONAL SERVICES - 0.9% (0.6% of Total Investments)
3,000,000	(b)	Boost Newco Borrower LLC	7.500	01/15/31	3,171,933
762,000	(b)	Prime Security Services Borrower LLC / Prime Finance Inc	5.750	04/15/26	765,130
4,650,000	(b)	Prime Security Services Borrower LLC / Prime Finance Inc	6.250	01/15/28	4,649,667
4,750,000	(b)	Prime Security Services Borrower LLC / Prime Finance Inc	3.375	08/31/27	4,579,213

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES			13,165,943

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 0.6% (0.4% of Total Investments)
1,500,000	(b)	Carvana Co, (cash 11.000%, PIK 13.000%)	9.000	06/01/30	1,568,952
6,055,000	(b)	Michaels Cos Inc/The	7.875	05/01/29	4,016,119
1,812,000	(b)	PetSmart Inc / PetSmart Finance Corp	4.750	02/15/28	1,778,168
900,000	(b)	Wand NewCo 3 Inc	7.625	01/30/32	944,974

		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL			8,308,213

		CONSUMER SERVICES - 1.1% (0.7% of Total Investments)
10,261,000	(b)	1011778 BC ULC / New Red Finance Inc	4.000	10/15/30	9,506,942
1,807,000	(b)	1011778 BC ULC / New Red Finance Inc	3.500	02/15/29	1,709,811
4,000,000	(b)	Muvico LLC	15.000	02/19/29	4,309,240
1,000,000	(b)	Premier Entertainment Sub LLC / Premier Entertainment Finance Corp	5.625	09/01/29	600,000

		TOTAL CONSUMER SERVICES			16,125,993

		ENERGY - 0.8% (0.5% of Total Investments)
1,314,000	(b)	Borr IHC Ltd / Borr Finance LLC	10.000	11/15/28	1,256,372
1,000,000	(b)	eG Global Finance PLC	12.000	11/30/28	1,104,908
1,799,000	(b)	Hilcorp Energy I LP / Hilcorp Finance Co	6.250	11/01/28	1,805,946
1,799,000	(b)	MEG Energy Corp	5.875	02/01/29	1,799,232
6,000,000		PBF Holding Co LLC / PBF Finance Corp	6.000	02/15/28	5,774,157

		TOTAL ENERGY			11,740,615

		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.4% (0.9% of Total Investments)
9,750,000		American Tower Corp	2.950	01/15/51	6,133,050
5,920,000	(b)	Office Properties Income Trust	9.000	03/31/29	5,887,496
3,500,000	(b)	Office Properties Income Trust	9.000	09/30/29	2,598,750
5,000,000	(b)	Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC	6.500	02/15/29	4,864,087

		TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)			19,483,383

		HEALTH CARE EQUIPMENT & SERVICES - 1.9% (1.2% of Total Investments)
8,500,000	(b)	CHS/Community Health Systems Inc	10.875	01/15/32	8,911,247
3,025,000	(b)	Mozart Debt Merger Sub Inc	3.875	04/01/29	2,884,867
9,080,561	(b)	Team Health Holdings Inc, (cash 9.000%, PIK 4.500%)	9.000	06/30/28	9,795,655
1,930,000	(b),(e)	Team Health Holdings Inc	8.375	06/30/28	1,939,862
3,765,000		Tenet Healthcare Corp	6.125	10/01/28	3,765,230

		TOTAL HEALTH CARE EQUIPMENT & SERVICES			27,296,861

		HOUSEHOLD & PERSONAL PRODUCTS - 0.1% (0.1% of Total Investments)
2,000,000	(b)	Kronos Acquisition Holdings Inc	8.250	06/30/31	1,734,898

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS			1,734,898

See Notes to Financial Statements	25

Portfolio of Investments July 31, 2025 (continued)
JFR

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		INSURANCE - 0.2% (0.1% of Total Investments)
$935,000	(b)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	4.250%	10/15/27	$915,378
1,825,000	(b)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	6.750	04/15/28	1,849,683

		TOTAL INSURANCE			2,765,061

		MATERIALS - 0.1% (0.1% of Total Investments)
1,000,000		Ball Corp	6.000	06/15/29	1,017,779

		TOTAL MATERIALS			1,017,779

		MEDIA & ENTERTAINMENT - 2.0% (1.2% of Total Investments)
750,000	(b)	Advantage Sales & Marketing Inc	6.500	11/15/28	562,500
13,000,000		Charter Communications Operating LLC / Charter Communications Operating Capital	3.500	03/01/42	9,146,366
4,725,000	(b)	CSC Holdings LLC	5.500	04/15/27	4,573,413
2,000,000	(b)	CSC Holdings LLC	5.375	02/01/28	1,839,017
18,647	(b)	iHeartCommunications Inc	9.125	05/01/29	15,554
5,882,000	(b)	McGraw-Hill Education Inc	5.750	08/01/28	5,858,787
1,000,000	(b)	Scripps Escrow II Inc	3.875	01/15/29	887,775
4,000,000	(b)	Sinclair Television Group Inc	8.125	02/15/33	4,080,038
1,199,000	(b)	VZ Secured Financing BV	5.000	01/15/32	1,054,453

		TOTAL MEDIA & ENTERTAINMENT			28,017,903

		PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.2% (0.1% of Total Investments)
1,000,000	(b)	Organon & Co / Organon Foreign Debt Co‑Issuer BV	7.875	05/15/34	895,320
2,650,000	(b)	Organon & Co / Organon Foreign Debt Co‑Issuer BV	5.125	04/30/31	2,292,557

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			3,187,877

		SOFTWARE & SERVICES - 0.6% (0.4% of Total Investments)
4,000,000	(b)	Condor Merger Sub Inc	7.375	02/15/30	3,708,757
1,000,000	(b)	Open Text Holdings Inc	4.125	12/01/31	910,051
5,518,515	(b)	Rackspace Finance LLC	3.500	05/15/28	2,607,498
1,000,000	(b)	Rocket Software Inc	9.000	11/28/28	1,031,954

		TOTAL SOFTWARE & SERVICES			8,258,260

		TECHNOLOGY HARDWARE & EQUIPMENT - 0.6% (0.4% of Total Investments)
2,301,000	(b)	CommScope LLC	4.750	09/01/29	2,234,386
4,750,000	(b)	CommScope Technologies LLC	5.000	03/15/27	4,651,385
2,500,000	(b)	Viasat Inc	7.500	05/30/31	2,176,770

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			9,062,541

		TELECOMMUNICATION SERVICES - 4.9% (3.0% of Total Investments)
2,108,000		EchoStar Corp, (cash 6.750%, PIK 6.750%)	6.750	11/30/30	1,997,330
8,622,000		EchoStar Corp	10.750	11/30/29	9,085,432
9,216,000	(b)	Frontier Communications Holdings LLC	5.875	10/15/27	9,217,668
2,000,000	(b)	Frontier Communications Holdings LLC	5.000	05/01/28	1,997,483
2,250,000		Frontier Communications Holdings LLC	5.875	11/01/29	2,268,774
3,022,000	(b)	Frontier Communications Holdings LLC	6.000	01/15/30	3,057,929
10,000,000	(b)	Level 3 Financing Inc	4.000	04/15/31	8,600,000
1,000,000	(b)	Lumen Technologies Inc	10.000	10/15/32	1,011,250
7,820,000	(b)	Vmed O2 UK Financing I PLC	4.250	01/31/31	7,125,048
8,160,000	(b)	Vmed O2 UK Financing I PLC	4.750	07/15/31	7,549,388
18,196,000	(b)	Zayo Group Holdings Inc	4.000	03/01/27	17,283,909

		TOTAL TELECOMMUNICATION SERVICES			69,194,211

		TRANSPORTATION - 0.4% (0.2% of Total Investments)
3,025,000		Delta Air Lines Inc	3.750	10/28/29	2,895,398
2,377,000	(b)	United Airlines Inc	4.625	04/15/29	2,321,176

		TOTAL TRANSPORTATION			5,216,574

		UTILITIES - 0.7% (0.4% of Total Investments)
3,060,000		Pacific Gas and Electric Co	4.550	07/01/30	3,000,696
1		Pacific Gas and Electric Co	4.500	07/01/40	1
6,028,000		PG&E Corp	5.000	07/01/28	5,881,363
950,000		PG&E Corp	5.250	07/01/30	911,245

		TOTAL UTILITIES			9,793,305

		TOTAL CORPORATE BONDS (Cost $238,601,296)			248,439,050

26	See Notes to Financial Statements

SHARES		DESCRIPTION	RATE		VALUE

		PREFERRED STOCK - 0.0% (0.0% of Total Investments)
		TRANSPORTATION - 0.0% (0.0% of Total Investments)
9,712		ACBL HLDG CORP	0.000%		$539,016

		TOTAL TRANSPORTATION			539,016

		TOTAL PREFERRED STOCK (Cost $296,216)			539,016

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		VARIABLE RATE SENIOR LOAN INTERESTS - 139.3% (86.6% of Total Investments)
		AUTOMOBILES & COMPONENTS - 1.1% (0.7% of Total Investments)
$1,035,243	(a)	Adient US LLC, Term Loan B2, (TSFR1M + 2.250%)	6.606	01/29/31	1,040,176
3,295,141	(a)	Clarios Global LP, Term Loan B, (TSFR1M + 2.500%)	6.856	05/06/30	3,300,084
4,624,000	(a)	Clarios Global LP, Term Loan B, (TSFR1M + 2.750%)	7.106	01/28/32	4,630,728
6,384,790	(a)	DexKo Global Inc., Term Loan B, (TSFR1M + 3.750%)	8.221	10/04/28	6,103,285

		TOTAL AUTOMOBILES & COMPONENTS			15,074,273

		CAPITAL GOODS - 9.9% (6.2% of Total Investments)
2,006,801	(a)	ACProducts, Inc., Term Loan B, (TSFR3M + 4.250%)	8.807	05/17/28	1,523,292
206,731	(a),(f)	Air Comm Corporation, LLC, Delayed Draw Term Loan, (N/A + TSFR3M + 1.875%)	4.029	12/11/31	207,248
2,474,567	(a)	Air Comm Corporation, LLC, Term Loan, (TSFR3M + 3.000%)	7.300	12/11/31	2,480,754
5,173,585	(a)	Archkey Solutions LLC, Term Loan B, (TSFR3M + 4.750%)	9.046	11/03/31	5,212,413
2,605,312	(a)	Azorra Soar TLB Finance Ltd, Term Loan B, (TSFR3M + 3.500%)	7.818	10/18/29	2,615,903
1,806,373	(a)	Barentz International B.V., Term Loan B, (TSFR3M + 3.250%)	7.646	03/28/31	1,801,857
3,626,910	(a)	Barnes Group Inc, Term Loan B, (TSFR1M + 3.000%)	7.356	01/27/32	3,635,977
3,570,000	(a)	Centuri Group, Inc, Term Loan B, (TSFR1M + 2.250%)	6.606	07/01/32	3,582,834
12,659,434	(a)	Chamberlain Group Inc, Term Loan B, (TSFR1M + 3.250%)	7.706	11/03/28	12,680,195
835,000	(a),(e)	Chariot Buyer LLC, (TBD)	TBD	TBD	835,693
2,023,905	(a)	Chart Industries, Inc., Term Loan B, (TSFR3M + 2.500%)	6.792	03/18/30	2,035,289
1,203,747	(a)	Conair Holdings, LLC, Term Loan B, (TSFR1M + 3.750%)	8.221	05/17/28	895,287
3,961,938	(a)	Core & Main LP, Term Loan B, (TSFR6M + 2.000%)	6.270	07/27/28	3,980,084
2,753,677	(a)	Cornerstone Building Brands, Inc., Term Loan B, (TSFR1M + 3.250%)	7.692	04/12/28	2,525,535
687,000	(a)	CP Atlas Buyer, Inc., Term Loan, (TSFR1M + 5.250%)	9.606	07/08/30	659,176
1,042,000	(a)	DG Investment Intermediate Holdings 2, Inc., Term Loan, (TSFR1M + 3.750%)	8.098	07/12/32	1,046,236
3,868,765	(a)	Gates Global LLC, Term Loan B5, (TSFR1M + 1.750%)	6.106	06/04/31	3,867,972
1,876,250	(a)	INNIO Group Holding GmbH, First Lien Term Loan B, (TSFR1M + 2.250%)	6.590	11/06/28	1,883,286
1,443,966	(a),(f)	Kaman Corporation, Delayed Draw Term Loan, (N/A + TSFR3M + 1.875%)	4.039	02/26/32	1,446,218
15,306,034	(a)	Kaman Corporation, Term Loan B, (TSFR3M + 2.750%)	7.083	02/26/32	15,329,912
6,239,653	(a)	Madison IAQ LLC, Term Loan, (TSFR6M + 2.500%)	6.702	06/21/28	6,250,666
4,267,762	(a)	Madison Safety & Flow LLC, Term Loan B, (TSFR1M + 2.750%)	7.108	09/26/31	4,291,769
1,049,375	(a)	MI Windows and Doors, LLC, Term Loan B2, (TSFR1M + 2.750%)	7.106	03/28/31	1,052,130
382,000	(a)	Minimax Viking GmbH, Term Loan B, (TSFR1M + 2.250%)	6.606	03/17/32	384,269
2,192,617	(a),(g)	Oregon Tool, Inc., 2nd Lien Term Loan, (TSFR3M + 4.000%)	8.586	10/15/29	1,809,599
1,124,000	(a),(g)	Oregon Tool, Inc., First Lien Term Loan, (TSFR3M + 5.350%)	9.674	10/15/29	1,148,233
6,564,547	(a)	Quikrete Holdings, Inc., Term Loan B, (TSFR1M + 2.250%)	6.606	01/31/32	6,567,009
7,853,747	(a)	Quikrete Holdings, Inc., Term Loan B1, (TSFR1M + 2.250%)	6.606	04/14/31	7,857,556
1,373,222	(a)	QXO Inc, Term Loan B, (TSFR3M + 3.000%)	7.296	04/30/32	1,386,680
5,717,462	(a)	Titan Acquisition Limited, Term Loan B, (TSFR3M + TSFR6M + 4.500%)	8.731	02/15/29	5,725,638
13,503,434	(a)	TK Elevator Midco GmbH, Term Loan B, (TSFR6M + 3.000%)	7.197	04/30/30	13,592,894
3,069,803	(a)	TransDigm, Inc., Term Loan, (TSFR3M + 2.500%)	6.796	01/20/32	3,082,066
11,087,110	(a)	TransDigm, Inc., Term Loan J, (TSFR3M + 2.500%)	6.796	02/28/31	11,132,401
4,049,676	(a)	TransDigm, Inc., Term Loan K, (TSFR3M + 2.750%)	7.046	03/22/30	4,068,831
4,111,878	(a)	Victory Buyer LLC, Term Loan, (TSFR1M + 3.750%)	8.221	11/20/28	4,121,808

		TOTAL CAPITAL GOODS			140,716,710

See Notes to Financial Statements	27

Portfolio of Investments July 31, 2025 (continued)
JFR

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		COMMERCIAL & PROFESSIONAL SERVICES - 7.7% (4.8% of Total Investments)
$19,038,922	(a)	Allied Universal Holdco LLC, Incremental Term Loan B, (TSFR1M + 3.750%)	8.206%	05/15/28	$19,101,846
5,339,588	(a)	Amentum Government Services Holdings LLC, Term Loan B, (TSFR1M + 2.250%)	6.606	09/29/31	5,348,932
765,083	(a)	American Auto Auction Group, LLC, Term Loan, (TSFR3M + 4.500%)	8.830	05/28/32	773,211
4,567,579	(a)	Anticimex International AB, Term Loan B1, (SOFR90A + 3.400%)	7.660	11/16/28	4,585,918
1,857,186	(a)	Anticimex International AB, Term Loan B6, (SOFR90A + 3.400%)	7.660	11/16/28	1,865,701
598,448	(a),(f)	Archkey Solutions LLC, Delayed Draw Term Loan B	4.750	11/03/31	602,940
1,768,406	(a)	CHG Healthcare Services Inc., Term Loan B1, (TSFR3M + 3.000%)	7.333	09/29/28	1,769,786
3,798,720	(a)	CoreLogic, Inc., Term Loan, (TSFR1M + 3.500%)	7.971	06/02/28	3,794,580
5,955,728	(a)	Creative Artists Agency, LLC , First Lien Term Loan B, (TSFR1M + 2.500%)	6.856	10/01/31	5,968,771
1,432,566	(a)	Dayforce, Inc., Term Loan B, (TSFR3M + 2.000%)	6.308	03/03/31	1,439,729
7,388,041	(a)	Dun & Bradstreet Corporation (The), Term Loan, (TSFR1M + 2.250%)	6.603	01/18/29	7,393,323
3,007,776	(a)	Ensemble RCM, LLC, Term Loan B, (TSFR3M + 3.000%)	7.308	08/01/29	3,025,116
3,714,881	(a)	First Advantage Holdings, LLC, Term Loan B, (TSFR1M + 2.750%)	7.108	10/31/31	3,733,084
4,903,750	(a)	Garda World Security Corporation, Term Loan B, (TSFR1M + 3.000%)	7.343	02/01/29	4,910,248
3,300,000	(a)	GFL Environmental Inc., Term Loan B, (TSFR3M + 2.500%)	6.824	03/03/32	3,308,250
1,684,375	(a)	Herman Miller, Inc, Term Loan B, (TSFR1M + 2.000%)	6.471	07/19/28	1,685,217
997,416	(a)	LABL, Inc., First Lien Term Loan, (TSFR1M + 5.000%)	9.456	10/30/28	906,402
4,254,416	(a)	OMNIA Partners LLC, Term Loan B, (TSFR3M + 2.500%)	6.814	07/25/30	4,268,476
7,261,767	(a)	Prime Security Services Borrower, LLC, First Lien Term Loan B, (TSFR6M + 2.000%)	6.129	10/15/30	7,269,320
4,145,265	(a)	Reworld Holding Corp, Term Loan B, (TSFR1M + 2.250%)	6.590	11/30/28	4,155,628
320,098	(a)	Reworld Holding Corp, Term Loan C, (TSFR1M + 2.250%)	6.590	11/30/28	320,898
3,808,747	(a),(g)	West Corporation, Term Loan B3, (TSFR3M + 4.000%)	8.558	04/12/27	2,062,684
1,142,138	(a)	WIN Waste Innovations Holdings, Inc., Incremental Term Loan, (TSFR1M + 3.750%)	8.221	03/27/28	1,151,275
17,583,330	(a)	WIN Waste Innovations Holdings, Inc., Term Loan B, (TSFR1M + 2.750%)	7.221	03/27/28	17,601,177
2,659,900	(a)	XPLOR T1 LLC, Term Loan B, (TSFR3M + 3.500%)	7.796	06/24/31	2,673,199

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES			109,715,711

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 4.8% (3.0% of Total Investments)
817,969	(a)	Academy, Ltd., Term Loan, (TSFR1M + 3.750%)	8.193	11/08/27	817,969
4,002,753	(a)	Belron Finance LLC, Term Loan B, (TSFR3M + 2.750%)	7.049	10/16/31	4,026,269
8,960,983	(a)	CNT Holdings I Corp, Term Loan, (TSFR3M + 2.250%)	6.558	11/08/32	8,987,866
1,700,630	(a)	Gulfside Supply Inc, Term Loan B, (TSFR3M + 3.000%)	7.296	06/17/31	1,709,847
2,570,575	(a)	Johnstone Supply LLC, Term Loan B, (TSFR1M + 2.500%)	6.851	06/09/31	2,575,163
1,145,842	(a)	Kodiak Building Partners Inc., Term Loan B, (TSFR3M + 3.750%)	8.041	12/04/31	1,110,750
4,536,319	(a),(g)	LBM Acquisition LLC, Incremental Term Loan B, (TSFR1M + 3.750%)	8.190	06/06/31	4,250,690
3,073,671	(a)	LBM Acquisition LLC, Term Loan B, (TSFR1M + 3.750%)	8.206	12/20/27	3,068,431
2,424,132	(a)	Les Schwab Tire Centers, Term Loan B, (TSFR1M + TSFR3M + 2.500%)	6.844	04/23/31	2,428,677
8,706,538	(a),(g)	Michaels Companies, Inc., Term Loan B, (TSFR3M + 4.250%)	8.807	04/17/28	7,424,674
2,428,461	(a)	Mister Car Wash Holdings, Inc., Term Loan B, (TSFR1M + 2.500%)	6.856	03/27/31	2,435,176
2,854,000	(a),(g)	Petco Health and Wellness Company, Inc., Term Loan B, (TSFR3M + 3.250%)	7.807	03/06/28	2,674,027
14,351,950	(a)	PetSmart, Inc., Term Loan B, (TSFR1M + 3.750%)	8.206	02/14/28	14,342,980
4,428,500	(a)	Restoration Hardware, Inc., Term Loan B, (TSFR1M + 2.500%)	6.971	10/20/28	4,291,239
6,106,186	(a)	Wand NewCo 3, Inc., Repriced Term Loan B, (TSFR1M + 2.500%)	6.856	01/30/31	6,100,446
1,817,865	(a)	White Cap Buyer LLC, Term Loan B, (TSFR1M + 3.250%)	7.577	10/29/29	1,817,511

		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL			68,061,715

28	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CONSUMER DURABLES & APPAREL - 3.7% (2.3% of Total Investments)
$6,358,400	(a)	ABG Intermediate Holdings 2 LLC, First Lien Term Loan B, (TSFR1M + 2.250%)	6.606%	12/21/28	$6,354,426
16,845,933	(a)	AI Aqua Merger Sub, Inc., First Lien Term Loan B, (TSFR1M + 3.000%)	7.322	07/31/28	16,856,883
1,535,114	(a)	Hayward Industries, Inc., Term Loan, (TSFR1M + 2.500%)	6.971	05/30/28	1,540,870
997,494	(a)	Hunter Douglas Inc., Term Loan B, (TSFR3M + 3.250%)	7.546	01/20/32	999,364
107,488	(a)	Serta Simmons Bedding, LLC, New Term Loan, (TSFR3M + 7.500%)	11.910	06/29/28	100,502
3,147,736	(a)	Somnigroup International Inc, Term Loan B, (TSFR1M + 2.250%)	6.550	10/24/31	3,159,540
3,681,383	(a)	Topgolf Callaway Brands Corp., Term Loan B, (TSFR1M + 3.000%)	7.356	03/18/30	3,642,839
5,586,000	(a)	Varsity Brands, Inc., Term Loan, (TSFR3M + 3.250%)	7.580	08/26/31	5,607,646
260,310	(a)	Weber-Stephen Products LLC, Incremental Term Loan B, (TSFR1M + 4.250%)	8.706	10/29/27	260,472
11,079,728	(a)	Weber-Stephen Products LLC, Term Loan B, (TSFR1M + 3.250%)	7.721	10/29/27	11,088,425
2,290,000	(a)	WH Borrower, LLC, Term Loan B, (TSFR3M + 4.750%)	9.072	02/20/32	2,293,046

		TOTAL CONSUMER DURABLES & APPAREL			51,904,013

		CONSUMER SERVICES - 14.7% (9.1% of Total Investments)
29,826,589	(a)	101B.C. Unlimited Liability Company, Term Loan B6, (TSFR1M + 1.750%)	6.106	09/23/30	29,796,315
1,490,006	(a)	Allwyn Entertainment Financing US LLC, Term Loan B, (TSFR3M + 2.000%)	6.329	06/11/31	1,485,663
1,765,996	(a)	Alterra Mountain Company, Term Loan B8, (TSFR1M + 2.500%)	6.853	05/31/30	1,773,361
3,463,591	(a)	Alterra Mountain Company, Term Loan B9, (TSFR1M + 2.500%)	6.853	08/17/28	3,480,927
9,752,775	(a)	Caesars Entertainment Inc., Term Loan B, (TSFR1M + 2.250%)	6.606	02/06/30	9,759,895
3,950,000	(a)	Caesars Entertainment Inc., Term Loan B1, (TSFR1M + 2.250%)	6.606	02/06/31	3,950,494
2,385,000	(a)	Catawba Nation Gaming Authority, Term Loan B, (TSFR3M + 4.750%)	9.046	03/29/32	2,435,681
6,609,043	(a)	Churchill Downs Incorporated, Incremental Term Loan B1, (TSFR1M + 1.750%)	6.106	03/17/28	6,622,790
4,163,108	(a)	Cinemark USA, Inc., Term Loan B, (TSFR1M + TSFR3M + 2.250%)	6.576	05/24/30	4,185,484
11,248,475	(a)	Crown Finance US, Inc., Term Loan B, (TSFR1M + 4.500%)	8.829	12/02/31	11,225,022
4,176,336	(a)	Delta 2 (LUX) S.a.r.l., Term Loan B1, (TSFR3M + 2.000%)	6.296	09/19/31	4,183,290
2,088,164	(a)	Delta 2 (LUX) S.a.r.l., Term Loan B2, (TSFR3M + 2.000%)	6.291	09/19/31	2,091,640
2,326,701	(a)	Element Materials Technology Group US Holdings Inc., Term Loan, (TSFR3M + 3.750%)	8.046	06/25/29	2,336,392
12,126,270	(a)	Fertitta Entertainment, LLC, Term Loan B, (TSFR1M + 3.250%)	7.601	01/29/29	12,150,219
1,885,000	(a),(g)	Flutter Financing B.V., Term Loan B, (TSFR3M + 2.000%)	6.296	06/04/32	1,888,139
23,763,125	(a)	Flutter Financing B.V., Term Loan B, (TSFR3M + 1.750%)	6.046	11/29/30	23,721,539
2,889,228	(a)	GBT US III LLC, Term Loan B, (TSFR3M + 2.500%)	6.814	07/28/31	2,901,695
5,748,483	(a)	GVC Holdings (Gibraltar) Limited, Term Loan B3, (TSFR6M + 2.750%)	7.016	10/31/29	5,765,269
1,370,000	(a)	Herschend Entertainment Company, LLC, Term Loan B, (TSFR1M + 3.250%)	7.603	05/27/32	1,383,556
10,242,367	(a)	Hilton Domestic Operating Company, Inc., Term Loan B4, (TSFR1M + 1.750%)	6.102	11/08/30	10,277,191
2,167,627	(a)	Hilton Grand Vacations Borrower LLC, Term Loan B, (TSFR1M + 2.000%)	6.356	08/02/28	2,169,285
18,219,007	(a)	IRB Holding Corp, First Lien Term Loan B, (TSFR1M + 2.500%)	6.856	12/15/27	18,234,584
10,736,922	(a)	Light and Wonder International, Inc., Term Loan B2, (TSFR1M + 2.250%)	6.593	04/16/29	10,774,501
655,399	(a)	Motion Finco Sarl, Term Loan B, (TSFR3M + 3.500%)	7.796	11/30/29	604,255
2,993,256	(a)	PCI Gaming Authority, Term Loan, (TSFR1M + 2.000%)	6.356	07/21/31	2,999,811
2,527,335	(a)	PENN Entertainment, Inc., Term Loan B, (TSFR1M + 2.500%)	6.856	05/03/29	2,537,988
6,479,875	(a)	PG Investment Company 59 S.a r.l., Term Loan B, (TSFR3M + 2.750%)	7.046	03/24/31	6,509,035
7,257,294	(a)	Scientific Games Holdings LP, Term Loan B, (TSFR3M + 3.000%)	7.286	04/04/29	7,262,519
4,391,182	(a)	SeaWorld Parks & Entertainment, Inc., Term Loan B3, (TSFR1M + 2.000%)	6.356	12/04/31	4,394,848

See Notes to Financial Statements	29

Portfolio of Investments July 31, 2025 (continued)
JFR

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CONSUMER SERVICES (continued)
$2,202,750	(a)	Six Flags Entertainment Corporation, Term Loan B, (TSFR1M + 2.000%)	6.356%	05/01/31	$2,204,589
11,096,203	(a),(g)	Spin Holdco Inc., Term Loan, (TSFR3M + 4.000%)	8.577	03/06/28	9,840,945

		TOTAL CONSUMER SERVICES			208,946,922

		CONSUMER STAPLES DISTRIBUTION & RETAIL - 0.1% (0.0% of Total Investments)
1,000,000	(a),(e)	Boots Group Finco LP, (TBD)	TBD	TBD	1,000,630

		TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL			1,000,630

		ENERGY - 2.8% (1.8% of Total Investments)
3,522,458	(a)	BCP Renaissance Parent LLC, Term Loan B3, (TSFR3M + 3.000%)	7.296	10/31/28	3,535,351
1,972,412	(a)	EG Group Limited, Term Loan B, (TSFR3M + 4.250%)	8.560	02/07/28	1,981,870
1,978,021	(a)	Epic Crude Services, LP, Term Loan B, (TSFR3M + 2.500%)	6.828	10/15/31	1,991,264
12,592,638	(a)	Freeport LNG Investments, LLLP, Term Loan A, (TSFR3M + 3.000%)	7.587	11/16/26	12,592,638
6,005,518	(a)	Freeport LNG Investments, LLLP, Term Loan B, (TSFR3M + 3.250%)	7.575	12/21/28	6,023,054
2,058,000	(a)	New Fortress Energy Inc, Incremental Term Loan B, (TSFR3M + 5.500%)	9.807	10/30/28	964,687
4,296,647	(a)	Oryx Midstream Services Permian Basin LLC, Term Loan B, (TSFR1M + 2.250%)	6.603	10/05/28	4,308,720
3,956,500	(a)	TransMontaigne Operating Company L.P., Term Loan B, (TSFR1M + 3.250%)	7.606	11/17/28	3,975,353
4,777,813	(a)	Traverse Midstream Partners LLC, Term Loan, (TSFR3M + 3.000%)	7.308	02/16/28	4,801,702
4	(a)	Whitewater Whistler Holdings, LLC, Refinancing Term Loan, (TSFR3M + 1.750%)	6.046	02/15/30	4

		TOTAL ENERGY			40,174,643

		FINANCIAL SERVICES - 1.7% (1.1% of Total Investments)
1,190,000	(a),(e)	AAL Delaware Holdco, Inc., Term Loan, (TBD)	TBD	TBD	1,193,903
1,566,671	(a)	AqGen Island Holdings, Inc., Term Loan B, (TSFR1M + 3.000%)	7.356	08/02/28	1,570,164
2,385,300	(a)	Aragorn Parent Corporation, Repriced Term Loan B, (TSFR1M + 3.500%)	7.856	12/15/28	2,406,673
2,765,000	(a),(e)	Beach Acquisition Bidco LLC, (TBD)	TBD	TBD	2,785,737
2,000,000	(a),(e)	Colossus Acquireco LLC, (TBD)	TBD	TBD	1,991,790
1,995,000	(a)	Dechra Pharmaceuticals Holdings Ltd, Term Loan B, (TSFR6M + 3.250%)	7.447	01/27/32	2,004,227
4,526,994	(a),(d),(h)	Ditech Holding Corporation, Term Loan	0.000	06/30/27	453
496,256	(a)	Kestra Advisor Services Holdings A, Inc., Repriced Term Loan, (TSFR1M + 3.000%)	7.356	03/24/31	497,239
1,333,333	(a)	NCR Atleos LLC, Term Loan B, (TSFR3M + 3.750%)	8.058	04/16/29	1,347,667
1,910,736	(a)	Orion Advisor Solutions, Inc., Term Loan B, (TSFR3M + 3.750%)	8.069	09/09/30	1,921,789
1,333,000	(a),(e)	Orion US Finco, (TBD)	TBD	TBD	1,340,778
2,438,000	(a),(e)	Priority Holdings LLC, (TBD)	TBD	TBD	2,442,571
960,000	(a)	Shift4 Payments, LLC, Term Loan, (TSFR3M + 2.750%)	7.078	07/06/32	967,402
3,736,821	(a)	WEX Inc., Term Loan B2, (TSFR1M + 1.750%)	6.106	04/03/28	3,737,344

		TOTAL FINANCIAL SERVICES			24,207,737

		FOOD, BEVERAGE & TOBACCO - 2.6% (1.6% of Total Investments)
4,218,322	(a)	CHG PPC Parent LLC, Term Loan, (TSFR1M + 3.000%)	7.471	12/08/28	4,231,526
1,257,928	(a)	City Brewing Company, LLC, First Out New Money Term Loan, (TSFR3M + 6.250%)	10.506	04/05/28	345,930
3,291,752	(a)	City Brewing Company, LLC, FLFO Roll Up Term Loan, (TSFR3M + 3.500%)	8.018	04/05/28	905,232
333,652	(a)	City Brewing Company, LLC, PIK Super Priority Term Loan, (TSFR3M + 9.000%), (cash 13.585%, PIK 7.500%)	13.585	01/03/26	316,969
7,063,821	(a)	Fiesta Purchaser, Inc., First Lien Term Loan B, (TSFR1M + 3.250%)	7.606	02/12/31	7,085,895
2,168,095	(a)	Froneri Lux Finco Sarl, Term Loan B4, (TSFR6M + 2.000%)	6.197	09/30/31	2,153,862
2,316,000	(a)	Naked Juice LLC, FLFO Term Loan, (TSFR3M + 5.500%)	9.796	01/24/29	2,311,658
6,279,734	(a)	Pegasus BidCo BV, Term Loan B, (TSFR3M + 3.250%)	7.576	07/12/29	6,308,526
129,310	(a),(f)	Sauer Brands Inc, Delayed Draw Term Loan, (TSFR3M + 1.625%)	1.625	02/19/32	130,119
1,370,690	(a)	Sauer Brands Inc, Term Loan B, (TSFR1M + 3.250%)	7.606	02/19/32	1,379,256

30	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		FOOD, BEVERAGE & TOBACCO (continued)
$870,000	(a)	Sazerac Company, Inc., Term Loan B, (TSFR3M + 2.500%)	6.825%	07/09/32	$874,080
2,501,125	(a)	Sycamore Buyer LLC, Term Loan B, (TSFR1M + 2.250%)	6.602	05/21/32	2,510,504
8,437,351	(a)	Triton Water Holdings, Inc, Term Loan B, (TSFR3M + 2.250%)	6.546	03/31/28	8,466,671

		TOTAL FOOD, BEVERAGE & TOBACCO			37,020,228

		HEALTH CARE EQUIPMENT & SERVICES - 14.7% (9.1% of Total Investments)
3,085,793	(a)	ADMI Corp., Term Loan B5, (TSFR1M + 5.750%)	10.106	12/23/27	2,994,762
6,263,195	(a)	AHP Health Partners, Inc., Term Loan B, (TSFR1M + 2.750%)	7.106	08/24/28	6,282,767
4,868,000	(a)	Bausch & Lomb Corporation, Term Loan B, (TSFR1M + 4.250%)	8.606	01/15/31	4,894,774
1,308,433	(a)	Concentra Health Services Inc, Repriced Term Loan B, (TSFR1M + 2.000%)	6.356	07/28/31	1,317,023
5,779,160	(a)	EyeCare Partners, LLC, Second Out Term Loan B, (TSFR3M + TSFR6M + 2.305%), (cash 5.227%, PIK 3.610%)	4.419	11/30/28	4,590,820
8,814,918	(a)	Gainwell Acquisition Corp., Term Loan B, (TSFR3M + 4.000%)	8.396	10/01/27	8,707,509
13,857,198	(a)	Global Medical Response, Inc., PIK Term Loan, (TSFR3M + 2.750%), (cash 9.079%, PIK 0.750%)	4.914	10/02/28	13,890,802
2,068,454	(a)	Insulet Corporation, Term Loan, (TSFR1M + 2.000%)	6.356	08/04/31	2,081,899
9,689,190	(a)	MedAssets Software Intermediate Holdings, Inc., First Out Term Loan, (TSFR1M + 4.000%)	8.349	12/18/28	9,486,347
5,216,000	(a),(g)	Medical Solutions Holdings, Inc., First Lien Term Loan, (TSFR3M + 3.500%)	7.908	11/01/28	2,897,045
32,759,820	(a),(e)	Medline Borrower LP, (TBD)	TBD	TBD	32,827,528
6,920,665	(a)	National Mentor Holdings, Inc., Term Loan, (TSFR1M + TSFR3M + 3.750%)	8.176	03/02/28	6,761,836
154,648	(a)	National Mentor Holdings, Inc., Term Loan C, (TSFR3M + 3.750%)	8.146	03/02/28	151,099
2,714,000	(a),(e)	Onex TSG Intermediate Corp, (TBD)	TBD	TBD	2,723,038
4,728,000	(a)	Onex TSG Intermediate Corp., Term Loan B, (TSFR3M + 4.750%)	9.344	02/28/28	4,743,768
1,234,375	(a)	Pacific Dental Services, LLC, Term Loan B, (TSFR1M + 2.750%)	7.101	03/17/31	1,240,744
22,987,133	(a)	Parexel International Corporation, Term Loan B, (TSFR1M + 2.500%)	6.856	11/15/28	23,046,095
13,584,198	(a)	Phoenix Guarantor Inc, Term Loan B, (TSFR1M + 2.500%)	6.856	02/21/31	13,614,287
6,250,000	(a)	Radiology Partners Inc, Term Loan, (TSFR3M + 4.500%)	8.798	06/30/32	6,271,000
1,975,075	(a)	Resonetics, LLC, Term Loan B, (TSFR3M + 3.250%)	7.569	06/18/31	1,976,754
2,635,174	(a)	Select Medical Corporation, Term Loan B, (TSFR1M + 2.000%)	6.356	12/03/31	2,635,173
411,013	(a)	Sound Inpatient Physicians, Tranche A Term Loan (First Out), (TSFR3M + 3.250%), (cash 10.057%, PIK 1.000%)	5.529	06/28/28	429,768
7,044,628	(a)	Sound Inpatient Physicians, Tranche B Term Loan (Second Out), (TSFR3M + 2.500%), (cash 8.057%, PIK 1.500%)	4.779	06/28/28	6,623,711
2,678,220	(a)	Star Parent Inc., Term Loan B, (TSFR3M + 4.000%)	8.296	09/30/30	2,652,000
21,323,247	(a)	Surgery Center Holdings, Inc., Term Loan B, (TSFR1M + 2.750%)	7.106	12/19/30	21,417,709
9,625,000	(a),(e)	Team Health Holdings Inc, (TBD)	TBD	TBD	9,637,031
8,342,687	(a)	Team Health Holdings, Inc., Term Loan B, (TSFR1M + 5.250%)	9.606	03/02/27	8,347,901
2,313,176	(a)	US Radiology Specialists, Inc., Term Loan B, (TSFR3M + 4.750%)	9.046	12/15/27	2,323,007
3,966,468	(a)	Viant Medical Holdings, Inc., Term Loan B, (TSFR1M + 4.000%)	8.356	10/29/31	3,968,967
62,225	(a),(d)	Vyaire Medical, Inc., PIK Roll Up Term Loan	0.000	06/14/27	6
1,403,005	(a),(d),(h)	Vyaire Medical, Inc., Term Loan B	0.000	04/16/25	140

		TOTAL HEALTH CARE EQUIPMENT & SERVICES			208,535,310

		HOUSEHOLD & PERSONAL PRODUCTS - 0.4% (0.2% of Total Investments)
3,642,824	(a),(g)	Kronos Acquisition Holdings Inc., Term Loan, (TSFR3M + 4.000%)	8.296	07/08/31	3,120,680
2,593,282	(a)	VC GB Holdings I Corp., First Lien Term Loan, (TSFR3M + 3.500%)	8.057	05/16/28	2,591,181

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS			5,711,861

		INSURANCE - 10.9% (6.8% of Total Investments)
13,195,853	(a)	Acrisure, LLC, First Lien Term Loan B6, (TSFR1M + 3.000%)	7.356	11/06/30	13,214,393
5,810,000	(a)	Alera Group, Inc., Term Loan, (TSFR1M + 3.250%)	7.606	05/28/32	5,842,333
17,392,260	(a)	Alliant Holdings Intermediate, LLC, Term Loan B6, (TSFR1M + 2.750%)	7.103	09/19/31	17,413,131
3,059,625	(a)	AmWINS Group, Inc., Term Loan B, (TSFR1M + 2.250%)	6.606	01/30/32	3,065,301

See Notes to Financial Statements	31

Portfolio of Investments July 31, 2025 (continued)
JFR

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		INSURANCE (continued)
$9,124,612	(a)	AssuredPartners, Inc., Incremental Term Loan B5, (TSFR1M + 3.500%)	7.858%	02/14/31	$9,153,537
9,774,000	(a),(g)	Asurion LLC, 2nd Lien Term Loan B3, (TSFR1M + 5.250%)	9.721	02/03/28	9,426,632
252,545	(a)	Asurion LLC, Term Loan B11, (TSFR1M + 4.250%)	8.706	08/21/28	250,598
8,000,000	(a)	Asurion LLC, Term Loan B13, (TSFR1M + 4.250%)	8.606	09/19/30	7,846,000
5,040,173	(a)	Asurion LLC, Term Loan B9, (TSFR1M + 3.250%)	7.721	07/30/27	5,045,112
21,859,728	(a)	Broadstreet Partners, Inc., Term Loan B4, (TSFR1M + 2.750%)	7.106	06/16/31	21,900,606
3,030,500	(a)	Evertec Group, LLC, Term Loan B, (TSFR1M + 2.750%)	7.106	10/15/30	3,055,138
19,626,303	(a)	HUB International Limited, Term Loan B, (TSFR3M + 2.500%)	6.825	06/20/30	19,672,719
1,580,184	(a)	Ryan Specialty Group, LLC, Term Loan B, (TSFR1M + 2.250%)	6.606	09/15/31	1,584,135
8,649,880	(a)	Sedgwick Claims Management Services, Inc., Term Loan B, (TSFR1M + 2.500%)	6.856	07/31/31	8,670,293
1,205,000	(a)	Trucordia Insurance Holdings LLC, Term Loan B, (TSFR1M + 3.250%)	7.606	06/17/32	1,213,664
11,954,718	(a)	Truist Insurance Holdings LLC, Term Loan B, (TSFR3M + 2.750%)	7.046	05/06/31	11,982,094
5,183,214	(a)	USI, Inc., Term Loan C, (TSFR3M + 2.250%)	6.546	09/27/30	5,181,996
10,809,012	(a)	USI, Inc., Term Loan D, (TSFR3M + 2.250%)	6.546	11/23/29	10,813,282

		TOTAL INSURANCE			155,330,964

		MATERIALS - 6.5% (4.0% of Total Investments)
2,686,348	(a)	Arsenal AIC Parent LLC, Term Loan B, (TSFR1M + 2.750%)	7.106	08/19/30	2,697,268
3,920,779	(a)	Berlin Packaging LLC, Term Loan B7, (TSFR1M + TSFR3M + 3.500%)	7.811	06/09/31	3,934,600
3,557,375	(a)	Charter NEX US, Inc., Term Loan B1, (TSFR1M + 2.750%)	7.086	12/02/30	3,569,701
222,302	(a),(f)	Clydesdale Acquisition Holdings Inc, Delayed Draw Term Loan, (N/A + TSFR1M + 2.438%)	4.616	03/29/32	222,399
12,715,698	(a)	Clydesdale Acquisition Holdings Inc, Term Loan B, (TSFR1M + 3.250%)	7.606	03/29/32	12,721,229
7,783,125	(a)	Clydesdale Acquisition Holdings Inc, Term Loan B, (TSFR1M + 3.175%)	7.531	04/13/29	7,788,923
4,103,000	(a)	CPC Acquisition Corp, Term Loan, (TSFR3M + 3.750%)	8.307	12/29/27	3,549,095
8,507,998	(a)	Discovery Purchaser Corporation, Term Loan, (TSFR3M + 3.750%)	8.082	10/04/29	8,516,251
978,701	(a)	ECO Services Operations Corp, Term Loan B, (TSFR3M + 2.000%)	6.308	06/12/31	977,478
2,475,000	(a)	Fortis 333, Inc., Term Loan B, (TSFR3M + 3.500%)	7.796	04/02/32	2,460,571
194,540	(a)	Ineos US Finance LLC, First Lien Term Loan B, (TSFR1M + 3.000%)	7.356	02/07/31	179,544
2,377,071	(a)	Ineos US Finance LLC, Term Loan B, (TSFR1M + 3.250%)	7.606	02/19/30	2,214,384
4,307,643	(a)	Klockner-Pentaplast of America, Inc., Term Loan B, (TSFR6M + 4.725%)	9.227	02/09/26	3,965,314
279,300	(a)	Knife River HoldCo, Term Loan, (TSFR3M + 2.000%)	6.310	03/08/32	280,696
2,484,412	(a)	Lonza Group AG, Term Loan B, (TSFR3M + 3.925%)	8.321	07/03/28	2,227,537
7,958,791	(a)	Nouryon Finance B.V., Term Loan B1, (TSFR3M + 3.250%)	7.510	04/03/28	7,971,247
640,295	(a)	Nouryon Finance B.V., Term Loan B2, (TSFR3M + 3.250%)	7.550	04/03/28	640,797
1,585,000	(a),(e)	Olympus Water US Holding Corp, (TBD)	TBD	TBD	1,582,821
679,443	(a)	Plaze, Inc., Incremental Term Loan, (TSFR1M + 3.750%)	8.221	08/03/26	652,584
5,223,296	(a)	Proampac PG Borrower LLC, Term Loan, (TSFR3M + 4.000%)	8.321	09/15/28	5,246,148
3,876,036	(a)	SupplyOne, Inc, Term Loan B, (TSFR1M + 3.500%)	7.856	04/21/31	3,905,455
12,863,206	(a)	TricorBraun Holdings, Inc., Term Loan, (TSFR1M + 3.250%)	7.721	03/03/28	12,879,157
3,788,654	(a)	USALCO, LLC, Term Loan B, (TSFR1M + 4.000%)	8.356	09/30/31	3,792,215

		TOTAL MATERIALS			91,975,414

		MEDIA & ENTERTAINMENT - 7.0% (4.4% of Total Investments)
980,573	(a)	Advantage Sales & Marketing, Inc., Term Loan, (TSFR3M + 4.250%)	8.797	10/28/27	767,568
21,291,136	(a),(g)	AMC Entertainment Holdings, Inc. , Term Loan, (TSFR1M + 7.000%)	11.351	01/04/29	21,474,134
2,880,000	(a)	Cable One, Inc., Term Loan B4, (TSFR1M + 2.000%)	6.471	05/03/28	2,784,960
3,233,422	(a)	Cengage Learning, Inc., First Lien Term Loan B, (TSFR1M + TSFR3M + 3.500%)	7.841	03/24/31	3,236,364
851,421	(a)	Century De Buyer LLC, Term Loan B, (TSFR3M + 3.500%)	7.808	10/30/30	854,244

32	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MEDIA & ENTERTAINMENT (continued)
$14,291,052	(a)	Clear Channel Outdoor Holdings, Inc., Term Loan, (TSFR1M + 4.000%)	8.471%	08/23/28	$14,289,766
4,103,062	(a)	CMG Media Corporation, Term Loan, (TSFR3M + 3.500%)	7.896	06/18/29	4,016,897
19,009,321	(a)	CSC Holdings, LLC, Term Loan B5, (Prime + 1.500%)	9.000	04/15/27	18,751,934
12,352,900	(a),(g)	CSC Holdings, LLC, Term Loan B6, (TSFR1M + 4.500%)	8.842	01/18/28	12,337,582
1,743,987	(a)	DirecTV Financing, LLC, Term Loan, (TSFR3M + 5.000%)	9.570	08/02/27	1,751,181
955,000	(a)	E.W. Scripps Company (The), Term Loan B2, (TSFR1M + 5.750%)	10.208	06/30/28	968,728
2,491,000	(a)	E.W. Scripps Company (The), Term Loan B3, (TSFR1M + 3.350%)	7.808	11/30/29	2,424,727
2,961,632	(a)	McGraw-Hill Global Education Holdings, LLC, Term Loan B, (TSFR1M + 3.250%)	7.606	08/06/31	2,972,042
1,178,880	(a)	Mission Broadcasting, Inc., Term Loan B, (TSFR1M + 2.500%)	6.943	06/02/28	1,182,564
2,112,112	(a)	Planet US Buyer LLC, Term Loan B, (TSFR3M + 3.000%)	7.330	02/10/31	2,124,257
3,527,000	(a)	Sinclair Television Group Inc., Term Loan B6, (TSFR3M + 3.300%)	7.870	12/31/29	3,294,218
2,568,046	(a)	Sunrise Financing Partnership, Term Loan AAA, (TSFR6M + 2.500%)	6.691	02/17/32	2,569,459
3,700,000	(a)	Virgin Media Bristol LLC, Term Loan Q, (TSFR1M + 3.250%)	7.706	01/31/29	3,682,980
513,000	(a)	Virgin Media Bristol LLC, Term Loan Y, (TSFR6M + 3.175%)	7.373	03/31/31	504,151

		TOTAL MEDIA & ENTERTAINMENT			99,987,756

		PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.4% (1.5% of Total Investments)
3,250,000	(a),(e)	Amneal Pharmaceuticals LLC, (TBD)	TBD	TBD	3,257,442
3,256,585	(a)	Amneal Pharmaceuticals LLC, Term Loan B, (TSFR1M + 5.500%)	9.856	05/04/28	3,321,716
1,546,741	(a)	Elanco Animal Health Incorporated, Term Loan B, (TSFR1M + 1.750%)	6.179	08/02/27	1,547,074
13,952,710	(a)	Jazz Financing Lux S.a.r.l., First Lien Term Loan B, (TSFR1M + 2.250%)	6.606	05/05/28	14,023,590
5,845,000	(a)	Opal Bidco SAS, Term Loan B, (TSFR3M + 3.250%)	7.575	04/23/32	5,877,527
4,577,742	(a)	Organon & Co, Term Loan, (TSFR1M + 2.250%)	6.599	05/19/31	4,427,066
1,604,761	(a)	Perrigo Investments, LLC, Term Loan B, (TSFR1M + 2.000%)	6.356	04/20/29	1,613,122

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			34,067,537

		REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.4% (0.9% of Total Investments)
4,718,159	(a)	Cushman & Wakefield U.S. Borrower, LLC, Term Loan B1, (TSFR1M + 2.750%)	7.106	01/31/30	4,752,885
3,671,563	(a)	Cushman & Wakefield U.S. Borrower, LLC, Term Loan B3, (TSFR1M + 2.750%)	7.106	01/31/30	3,697,576
11,898,000	(a)	Forest City Enterprises, L.P., Term Loan B, (TSFR1M + 3.500%)	7.971	12/08/25	11,595,374

		TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT			20,045,835

		SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.2% (0.1% of Total Investments)
2,992,500	(a)	Instructure Holdings, Inc., Term Loan, (TSFR6M + 3.000%)	7.205	11/13/31	3,004,186

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			3,004,186

		SOFTWARE & SERVICES - 26.8% (16.7% of Total Investments)
3,951,045	(a)	Ahead DB Holdings, LLC, Term Loan B3, (TSFR3M + 3.000%)	7.296	02/03/31	3,959,283
1,418,602	(a)	Apttus Corporation, Term Loan B, (TSFR3M + 3.500%)	7.808	05/08/28	1,423,482
6,457,000	(a)	Asurion LLC, Second Lien Term Loan B4, (TSFR1M + 5.250%)	9.721	01/22/29	6,087,756
4,950,000	(a)	Avalara, Inc, Term Loan B, (TSFR3M + 3.250%)	7.546	03/29/32	4,977,448
10,091,255	(a)	Avaya, Inc., Exit Term Loan, (TSFR1M + 7.500%), (cash 11.856%, PIK 7.500%)	11.856	08/01/28	7,939,698
3,979,926	(a)	Axalta Coating Systems U.S. Holdings, Inc., Term Loan B, (TSFR3M + 1.750%)	6.046	12/20/29	3,997,537
4,114,687	(a)	BCPE Pequod Buyer Inc, Term Loan B, (TSFR1M + 3.000%)	7.356	11/25/31	4,127,546
17,574,795	(a)	Boost Newco Borrower, LLC, Term Loan B, (TSFR3M + 2.000%)	6.296	01/31/31	17,624,268
20,406,332	(a)	Boxer Parent Company Inc., Term Loan B, (TSFR3M + 3.000%)	7.333	07/30/31	20,430,207
5,676,356	(a)	Camelot U.S. Acquisition LLC, Term Loan B, (TSFR1M + 2.750%)	7.106	01/31/31	5,681,323
845,636	(a)	CCC Intelligent Solutions Inc., Term Loan, (TSFR1M + 2.000%)	6.356	01/23/32	847,754
992,506	(a)	Cloud Software Group, Inc., Term Loan, (TSFR3M + 3.750%)	8.046	03/24/31	997,191
3,875,000	(a)	Cotiviti Corporation, 2nd Amendment Term Loan, (TSFR1M + 2.750%)	7.079	03/29/32	3,871,764
13,638,517	(a)	Cotiviti Corporation, Term Loan, (TSFR1M + 2.750%)	7.079	05/01/31	13,620,105

See Notes to Financial Statements	33

Portfolio of Investments July 31, 2025 (continued)
JFR

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SOFTWARE & SERVICES (continued)
$8,229,375	(a)	Darktrace PLC, First Lien Term Loan, (TSFR3M + 3.250%)	7.570%	10/09/31	$8,253,364
1,611,762	(a)	Drake Software, LLC, Term Loan B, (TSFR3M + 4.250%)	8.546	06/26/31	1,612,777
2,432,350	(a)	DTI Holdco, Inc., Term Loan B, (TSFR1M + 4.000%)	8.356	04/26/29	2,404,475
9,635,404	(a)	Ellucian Holdings, Inc., First Lien Term Loan B, (TSFR1M + 2.750%)	7.106	10/09/29	9,659,493
22,494,645	(a)	Epicor Software Corporation, Term Loan E, (TSFR1M + 2.750%)	7.106	05/30/31	22,559,880
3,147,217	(a)	Fortress Intermediate 3, Inc, Term Loan B, (TSFR1M + 3.000%)	7.322	06/27/31	3,157,053
9,336,250	(a)	Gen Digital Inc., Term Loan B, (TSFR1M + 1.750%)	6.106	09/12/29	9,334,056
15,182,705	(a)	Genesys Cloud Services Holdings II LLC, Term Loan B, (TSFR1M + 2.500%)	6.856	01/30/32	15,186,728
12,432,375	(a)	Informatica LLC, Term Loan B, (TSFR1M + 2.250%)	6.606	10/30/28	12,517,848
3,872,295	(a)	Javelin Buyer, Inc., First Lien Term Loan, (TSFR3M + 3.000%)	7.333	12/08/31	3,870,785
6,109,688	(a)	Kaseya Inc., First Lien Term Loan B, (TSFR1M + 3.250%)	7.606	03/22/32	6,133,576
3,171,097	(a)	Marcel LUX IV SARL, Repriced Term Loan, (SOFR30A + 3.000%)	7.310	11/13/30	3,198,844
14,831,811	(a)	McAfee, LLC, First Lien Term Loan B, (TSFR1M + 3.000%)	7.327	03/01/29	14,374,472
1,215,000	(a)	MedAssets Software Intermediate Holdings, Inc., Second Out Term Loan, (TSFR1M + 4.000%)	8.463	12/18/28	1,098,561
14,370,922	(a)	Mitchell International, Inc., First Lien Term Loan, (TSFR1M + 3.250%)	7.606	06/17/31	14,405,413
8,858,441	(a)	Open Text Corporation, Term Loan B, (TSFR1M + 1.750%)	6.106	01/31/30	8,871,728
2,514,600	(a)	Perforce Software, Inc., Add‑on Term Loan, (TSFR1M + 4.750%)	9.106	03/24/31	2,449,774
2,313,375	(a)	PointClickCare Technologies, Inc., Term Loan B, (TSFR6M + 3.250%)	7.474	11/03/31	2,318,441
3,808,109	(a)	Polaris Newco LLC, Term Loan B, (TSFR3M + 3.750%)	8.320	06/05/28	3,743,142
7,608,505	(a)	Press Ganey Holdings, Inc., Repriced Term Loan B, (TSFR1M + 3.000%)	7.356	04/30/31	7,617,255
748,116	(a)	Project Alpha Intermediate Holding, Inc., First Lien Term Loan B, (TSFR3M + 3.250%)	7.542	10/28/30	750,828
2,084,740	(a)	Project Ruby Ultimate Parent Corp., Term Loan B, (TSFR1M + 2.750%)	7.215	03/10/28	2,089,952
9,287,370	(a)	Proofpoint, Inc., Term Loan, (TSFR1M + 3.000%)	7.356	08/31/28	9,313,514
5,784,972	(a)	Rackspace Finance, LLC, First Lien First Out Term Loan, (TSFR1M + 6.250%)	10.711	05/15/28	5,860,379
12,992,825	(a)	Rackspace Finance, LLC, First Lien Second Out Term Loan, (TSFR1M + 2.750%)	7.211	05/15/28	6,816,621
6,872,415	(a)	Rocket Software, Inc., Term Loan B, (TSFR1M + 3.750%)	8.106	11/28/28	6,897,671
2,581,020	(a)	SS&C Technologies Inc., Term Loan B8, (TSFR1M + 2.000%)	6.356	05/09/31	2,592,725
3,491,250	(a)	Synechron Inc, Term Loan B, (TSFR3M + 3.750%)	8.058	10/03/31	3,495,614
2,321,659	(a)	Syniverse Holdings, Inc., Term Loan, (TSFR3M + 7.000%)	11.296	05/13/27	2,156,821
4,337,830	(a)	Tempo Acquisition LLC, Repriced Term Loan B, (TSFR1M + 1.750%)	6.106	08/31/28	4,331,388
24,837,067	(a)	UKG Inc., Term Loan B, (TSFR3M + 2.500%)	6.810	02/10/31	24,862,649
5,642,916	(a)	Vision Solutions, Inc., Incremental Term Loan, (TSFR3M + 4.000%)	8.570	04/24/28	5,479,525
2,709,559	(a)	VS Buyer, LLC, First Lien Term Loan B, (TSFR3M + 2.750%)	7.075	04/14/31	2,717,458
1,868,221	(a)	World Wide Technology Holding Co LLC, (CME Term SOFR 1 Month + 2.250%)	6.599	03/01/30	1,868,221
27,519,973	(a),(g)	X Corp., Term Loan, (TSFR3M + 6.500%)	10.958	10/29/29	26,864,172
5,010,000		X Corp., Term Loan	9.500	10/29/29	4,867,716
13,967,200	(a)	Zelis Payments Buyer, Inc., Term Loan B, (TSFR1M + 2.750%)	7.106	09/28/29	13,940,173
7,134,086	(a)	ZoomInfo LLC, Term Loan B, (TSFR1M + 1.750%)	6.106	02/28/30	7,121,851

		TOTAL SOFTWARE & SERVICES			380,380,305

		TECHNOLOGY HARDWARE & EQUIPMENT - 5.5% (3.4% of Total Investments)
36,260,869	(a)	CommScope, Inc., Term Loan, (TSFR1M + 5.250%)	9.606	12/17/29	36,945,655
475,000	(a)	Delta TopCo, Inc., 2nd Lien Term Loan, (TSFR3M + 5.250%)	9.574	12/02/30	476,544
15,225,595	(a)	Delta TopCo, Inc., Term Loan B, (TSFR3M + 2.750%)	7.071	12/03/29	15,207,628
3,378,789	(a)	II‑VI Incorporated, First Lien Term Loan B, (TSFR1M + 2.000%)	6.356	07/02/29	3,392,305
2,522,230	(a)	Ingram Micro Inc., Term Loan, (TSFR3M + 2.250%)	6.560	09/22/31	2,537,465
12,176,122	(a)	Verifone Systems, Inc., Term Loan, (TSFR3M + 5.500%)	10.070	08/21/28	11,788,008
489,738	(a)	ViaSat, Inc., Term Loan, (TSFR1M + 4.500%)	8.971	03/05/29	484,534
7,927,827	(a)	ViaSat, Inc., Term Loan, (TSFR1M + 4.500%)	8.954	05/30/30	7,810,337

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			78,642,476

34	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TELECOMMUNICATION SERVICES - 9.6% (6.0% of Total Investments)
$7,446,778	(a)	Altice France S.A., Term Loan B12, (Prime + 2.688%)	10.188%	02/02/26	$6,790,568
12,787,649	(a)	Altice France S.A., Term Loan B13, (Prime + 3.000%)	10.500	08/14/26	11,668,730
9,429,376	(a),(g)	Altice France S.A., Term Loan B14, (TSFR3M + 5.500%)	9.818	08/31/28	8,791,432
7,018,433	(a)	Cincinnati Bell, Inc., Term Loan B2, (TSFR1M + 2.750%)	7.106	11/24/28	7,039,102
3,578,939	(a)	Connect Finco Sarl, Extended Term Loan B, (TSFR1M + 4.500%)	8.856	09/13/29	3,519,100
876,023	(a),(d)	Cyxtera DC Holdings, Inc., Term Loan B	0.000	05/01/26	4,818
8,037,068	(a)	Digicel International Finance Limited, Term Loan, (TSFR3M + 4.875%), (cash 9.558%, PIK 2.250%)	7.029	05/27/27	8,077,253
5,689,000	(a),(e)	Digicel International Finance Ltd, (TBD)	TBD	TBD	5,689,000
7,402,846	(a)	Frontier Communications Corp., Term Loan B, (TSFR6M + 2.500%)	6.792	07/01/31	7,420,206
1,832,000	(a),(e)	LCPR Loan Financing LLC, Term Loan B, (TBD)	TBD	TBD	1,399,950
9,339,000	(a)	Level 3 Financing Inc., Term Loan B, (TSFR1M + 4.250%)	8.606	03/29/32	9,436,032
12,696,738	(a)	Lumen Technologies, Inc., Extended Term Loan B2, (TSFR1M + 2.350%)	6.821	04/15/30	12,640,237
7,028,681	(a)	Lumen Technologies, Inc., Term Loan A, (TSFR1M + 6.000%)	10.356	06/01/28	7,204,398
3,109,557	(a),(g)	Numericable Group SA, Term Loan B11, (Prime + 1.750%)	9.250	07/31/25	2,814,149
1,952,000	(a),(e)	Telesat LLC, (TBD)	TBD	TBD	1,245,796
32,061,000	(a)	Zayo Group Holdings, Inc., Term Loan, (TSFR1M + 3.000%)	7.471	03/09/27	31,037,132
12,234,274	(a)	Ziggo Financing Partnership, Term Loan I, (TSFR1M + 2.500%)	6.956	04/28/28	11,838,373

		TOTAL TELECOMMUNICATION SERVICES			136,616,276

		TRANSPORTATION - 2.7% (1.6% of Total Investments)
508,563	(a)	Air Canada, Term Loan B, (TSFR1M + 2.000%)	6.353	03/21/31	509,198
895,397	(a)	American Airlines, Inc., First Lien Term Loan, (TSFR6M + 1.750%)	5.984	01/29/27	892,356
4,297,756	(a)	American Airlines, Inc., Term Loan, (TSFR3M + 2.250%)	6.575	04/20/28	4,285,937
3,307,980	(a)	Brown Group Holding, LLC, Incremental Term Loan B2, (TSFR1M + TSFR3M + 2.500%)	6.803	07/01/31	3,317,457
6,320,790	(a)	Brown Group Holding, LLC, Term Loan B, (TSFR1M + 2.500%)	6.856	07/01/31	6,337,003
221,810	(a),(g)	Cubic Corp, (CME Term SOFR 3 Month + 1.000%)	5.320	05/01/29	163,129
1,553,000	(a),(g)	Cubic Corp, (CME Term SOFR 3 Month + 4.250%)	8.570	05/01/29	1,147,861
2,374,559	(a)	First Student Bidco Inc, First Lien Term Loan B, (TSFR3M + 2.500%)	6.796	07/21/28	2,380,875
728,004	(a)	First Student Bidco Inc, Term Loan C, (TSFR3M + 2.500%)	6.796	07/21/28	729,941
3,612,574	(a)	KKR Apple Bidco, LLC, Term Loan, (TSFR1M + 2.500%)	6.856	09/23/31	3,626,736
3,702,383	(a)	PODS, LLC, Term Loan B, (TSFR1M + 3.000%)	7.471	03/31/28	3,519,375
3,964,972	(a)	SkyMiles IP Ltd., Skymiles Term Loan B, (TSFR3M + 3.750%)	8.075	10/20/27	3,990,011
3,750,000	(a)	Stonepeak Nile Parent LLC, Term Loan B, (TSFR3M + 2.750%)	7.079	04/12/32	3,763,125
2,918,087	(a)	United Airlines, Inc., First Lien Term Loan B, (TSFR1M + 2.000%)	6.351	02/24/31	2,933,042

		TOTAL TRANSPORTATION			37,596,046

		UTILITIES - 2.1% (1.3% of Total Investments)
2,486,227	(a)	Constellation Renewables, LLC, Term Loan, (TSFR3M + 2.250%)	6.583	12/15/27	2,490,665
2,485,000	(a),(e)	Cornerstone Generation LLC, (TBD)	TBD	TBD	2,505,501
1,837,500	(a)	Invenergy Thermal Operating I LLC, Term Loan B, (TSFR3M + 3.500%)	7.796	05/06/32	1,858,631
122,500	(a)	Invenergy Thermal Operating I LLC, Term Loan C, (TSFR3M + 3.500%)	7.796	05/06/32	123,909
897,750	(a)	Long Ridge Energy LLC, Term Loan B, (TSFR3M + 4.500%)	8.796	02/19/32	888,400
2,437,500	(a),(e)	NRG Energy, Inc., Term Loan, (TBD)	TBD	TBD	2,441,729
9,114,200	(a)	Talen Energy Supply, LLC, Incremental Term Loan B, (TSFR3M + 2.500%)	6.808	12/15/31	9,146,236
10,270,795	(a)	Talen Energy Supply, LLC, Term Loan B, (TSFR3M + 2.500%)	6.808	05/17/30	10,307,719

		TOTAL UTILITIES			29,762,790

		TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (Cost $1,973,191,780)			1,978,479,338

See Notes to Financial Statements	35

Portfolio of Investments July 31, 2025 (continued)
JFR

SHARES		DESCRIPTION		VALUE

		WARRANTS - 0.0% (0.0% of Total Investments)
		TRANSPORTATION - 0.0% (0.0% of Total Investments)
2,411		ACBL HLDG CORP		$112,111
6,822		ACBL HLDG CORP		378,621
26,910	(d)	American Commercial Barge Line LLC		6,728
54,576	(d)	American Commercial Barge Line LLC		19,102

		TOTAL TRANSPORTATION		516,562

		TOTAL WARRANTS (Cost $508,799)		516,562

		TOTAL LONG-TERM INVESTMENTS (Cost $2,270,007,360)		2,255,493,669

SHARES		DESCRIPTION	RATE	VALUE

		SHORT-TERM INVESTMENTS - 2.0%(1.3% of Total Investments)
		INVESTMENT COMPANIES - 2.0% (1.3% of Total Investments)
28,623,217		BlackRock Liquidity Funds T-Fund	4.517(i)	28,623,217

		TOTAL INVESTMENT COMPANIES (Cost $28,623,217)		28,623,217

		TOTAL SHORT-TERM INVESTMENTS (Cost $28,623,217)		28,623,217

		TOTAL INVESTMENTS - 160.8% (Cost $2,298,630,577)		2,284,116,886

		BORROWINGS - (36.4)% (j),(k)		(517,200,000)

		TFP SHARES, NET - (20.0)%(l)		(283,909,017)

		OTHER ASSETS & LIABILITIES, NET - (4.4)%		(62,504,848)

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%		$1,420,503,021

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

PIK
Payment‑in‑kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

SOFR30A	30 Day Average Secured Overnight Financing Rate
SOFR90A	90 Day Average Secured Overnight Financing Rate
TBD
Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

TSFR1M	CME Term Secured Overnight Financing Rate 1 Month
TSFR3M	CME Term Secured Overnight Financing Rate 3 Month
TSFR6M	CME Term Secured Overnight Financing Rate 6 Month

(a)	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
(b)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $198,943,477 or 8.7% of Total Investments.

(c)	Non‑income producing; issuer has not declared an ex‑dividend date within the past twelve months.
(d)	For fair value measurement disclosure purposes, investment classified as Level 3.
(e)	When-issued or delayed delivery security.
(f)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment.
(g)	Portion of investment purchased on a delayed delivery basis.
(h)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(i)	The rate shown is the annualized seven‑day subsidized yield as of end of the reporting period.
(j)	Borrowings as a percentage of Total Investments is 22.6%.
(k)
The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(l)	TFP Shares, Net as a percentage of Total Investments is 12.4%.

36	See Notes to Financial Statements

Portfolio of Investments July 31, 2025
JQC

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 157.7% (95.7% of Total Investments)

		ASSET-BACKED SECURITIES - 7.9% (4.8% of Total Investments)
$4,500,000	(a),(b)	AIMCO CLO 10 Ltd, Series 2019 10A, (TSFR3M + 4.250%)	8.582%	07/22/37	$4,523,265
1,500,000	(a),(b)	Allegany Park CLO Ltd, Series 2019 1A, (TSFR3M + 6.400%)	10.725	01/20/35	1,506,429
1,500,000	(a),(b)	Allegro CLO XIII Ltd, Series 2021 1A, (TSFR3M + 6.300%)	10.618	07/20/38	1,507,708
750,000	(a),(b),(c)	Ares LXIII CLO Ltd, Series 2022 63A, (TSFR3M + 6.000%)	0.000	10/15/38	753,854
2,250,000	(a),(b)	Carlyle US CLO 2022-4 Ltd, Series 2022 4A, (TSFR3M + 3.100%)	7.418	07/25/36	2,257,011
963,000	(a),(b)	Carlyle US CLO 2022-4 Ltd, Series 2022 4A, (TSFR3M + 6.750%)	11.376	07/25/36	975,214
1,000,000	(a),(b)	CIFC Funding 2020-I Ltd, Series 2020 1A, (TSFR3M + 6.512%)	10.829	07/15/36	1,009,102
2,500,000	(a),(b)	CIFC Funding 2021-I Ltd, Series 2021 1A, (TSFR3M + 6.000%)	10.318	07/25/37	2,526,707
1,250,000	(a),(b)	CIFC Funding 2021-IV Ltd, Series 2021 4A, (TSFR3M + 6.200%)	10.519	07/23/37	1,267,190
665,000	(a),(b)	Elmwood CLO 20 Ltd, Series 2022 7A, (TSFR3M + 6.000%)	10.322	01/17/37	667,935
6,700,000	(a),(b)	Elmwood CLO 26 Ltd, Series 2024 1A, (TSFR3M + 6.450%)	10.779	04/18/37	6,815,146
2,000,000	(a),(b)	Elmwood CLO 26 Ltd, Series 2024 1A, (TSFR3M + 3.600%)	7.929	04/18/37	2,014,808
1,000,000	(a),(b)	Invesco US CLO 2023-1 Ltd, Series 2023 1A, (TSFR3M + 6.900%)	11.232	04/22/37	1,011,403
4,000,000	(a),(b)	KKR CLO 32 Ltd, Series 2024 32A, (TSFR3M + 5.300%)	9.618	04/15/37	4,039,088
4,000,000	(a),(b)	KKR CLO 40 Ltd, Series E 40A, (TSFR3M + 7.250%)	11.575	10/20/34	3,953,868
5,750,000	(a),(b)	Magnetite XXXV Ltd, Series 2022 35A, (TSFR3M + 7.250%)	11.568	10/25/36	5,813,785
3,000,000	(a),(b)	Neuberger Berman Loan Advisers CLO 24 Ltd, Series 2017 24A, (TSFR3M + 7.000%)	11.325	10/19/38	3,084,441
4,000,000	(a),(b)	Neuberger Berman Loan Advisers CLO 55 Ltd, Series 2024 55A, (TSFR3M + 6.500%)	10.832	04/22/38	4,065,912
1,500,000	(a),(b)	Neuberger Berman Loan Advisers LaSalle Street Lending CLO II Ltd, Series 2024 2A, (TSFR3M + 7.500%)	11.825	04/20/38	1,536,423
2,000,000	(a),(b)	OHA Credit Partners XV Ltd, Series 2017 15A, (TSFR3M + 4.500%)	8.825	04/20/37	2,012,964
2,500,000	(a),(b)	RAD CLO 24 Ltd, Series 2024 24A, (TSFR3M + 6.500%)	10.825	07/20/37	2,520,763
9,250,000	(a),(b)	Rad CLO 7 Ltd, Series 2020 7A, (TSFR3M + 4.150%)	8.472	04/17/36	9,268,158
1,300,000	(a),(b)	REESE PARK CLO LTD, Series 2020 1A, (TSFR3M + 6.000%)	10.318	01/15/38	1,307,961
1,500,000	(a),(b)	Sixth Street CLO XXV Ltd, Series 2024 25A, (TSFR3M + 6.000%)	10.319	07/24/37	1,520,448

		TOTAL ASSET-BACKED SECURITIES (Cost $65,343,423)			65,959,583

SHARES		DESCRIPTION			VALUE

		COMMON STOCKS - 0.9% (0.5% of Total Investments)
		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 0.0% (0.0% of Total Investments)
196	(d),(e)	Belk Inc			1,568

		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL			1,568

		CONSUMER SERVICES - 0.7% (0.4% of Total Investments)
41,905	(e)	Cengage Learning Holdings II Inc			984,768
1,225	(e)	Crown Finance US Inc			27,294
230,354	(e)	Crown Finance US Inc			5,132,517

		TOTAL CONSUMER SERVICES			6,144,579

		HEALTH CARE EQUIPMENT & SERVICES - 0.0% (0.0% of Total Investments)
211,860	(d),(e)	Millennium Health LLC			19,491
198,883	(d),(e)	Millennium Health LLC			1,989
242,758	(e)	Onex Carestream Finance LP			151,724

		TOTAL HEALTH CARE EQUIPMENT & SERVICES			173,204

		MATERIALS - 0.0% (0.0% of Total Investments)
89		LyondellBasell Industries NV, Class A			5,156

		TOTAL MATERIALS			5,156

		MEDIA & ENTERTAINMENT - 0.1% (0.0% of Total Investments)
10,159	(e)	Catalina Marketing Corp			330,167

		TOTAL MEDIA & ENTERTAINMENT			330,167

See Notes to Financial Statements	37

Portfolio of Investments July 31, 2025 (continued)
JQC

SHARES		DESCRIPTION			VALUE

		SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0% (0.0% of Total Investments)
39,129	(e)	Bright Bidco BV			$9,274
28,645	(e)	Bright Bidco BV			6,789

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			16,063

		SOFTWARE & SERVICES - 0.1% (0.1% of Total Investments)
40,461	(e)	Avaya Inc			274,366
96,661	(e)	Avaya Inc			655,458

		TOTAL SOFTWARE & SERVICES			929,824

		TECHNOLOGY HARDWARE & EQUIPMENT - 0.0% (0.0% of Total Investments)
1,069	(e)	MLN US Holdco LLC			11

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			11

		TOTAL COMMON STOCKS (Cost $21,446,916)			7,600,572

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CORPORATE BONDS - 31.8% (19.3% of Total Investments)

		AUTOMOBILES & COMPONENTS - 0.6% (0.3% of Total Investments)
$2,000,000	(b)	Dornoch Debt Merger Sub Inc	6.625%	10/15/29	1,578,482
3,000,000	(f)	Ford Motor Credit Co LLC	7.200	06/10/30	3,156,252

		TOTAL AUTOMOBILES & COMPONENTS			4,734,734

		CAPITAL GOODS - 2.8% (1.7% of Total Investments)
5,175,000	(b)	Camelot Return Merger Sub Inc	8.750	08/01/28	4,741,697
2,000,000	(b)	Chart Industries Inc	7.500	01/01/30	2,095,062
2,000,000	(b)	EMRLD Borrower LP / Emerald Co-Issuer Inc	6.625	12/15/30	2,039,218
3,500,000	(b),(f)	Husky Injection Molding Systems Ltd / Titan Co-Borrower LLC	9.000	02/15/29	3,611,776
3,000,000	(b)	Miter Brands Acquisition Holdco Inc / MIWD Borrower LLC	6.750	04/01/32	3,062,955
2,963,000	(f)	TransDigm Inc	4.625	01/15/29	2,896,967
3,000,000	(b)	TransDigm Inc	6.000	01/15/33	3,014,816
2,000,000	(b),(f)	Windsor Holdings III LLC	8.500	06/15/30	2,119,904

		TOTAL CAPITAL GOODS			23,582,395

		COMMERCIAL & PROFESSIONAL SERVICES - 1.8% (1.1% of Total Investments)
3,000,000	(b),(f)	Allied Universal Holdco LLC	7.875	02/15/31	3,145,911
1,500,000	(b)	Allied Universal Holdco LLC/Allied Universal Finance Corp/ Atlas Luxco 4 Sarl	4.625	06/01/28	1,459,334
4,925,000	(b),(f)	Boost Newco Borrower LLC	7.500	01/15/31	5,207,257
2,650,000	(b),(f)	Prime Security Services Borrower LLC / Prime Finance Inc	6.250	01/15/28	2,649,810
2,500,000	(b),(f)	Prime Security Services Borrower LLC / Prime Finance Inc	3.375	08/31/27	2,410,112

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES			14,872,424

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 1.3% (0.8% of Total Investments)
3,900,000	(b),(f)	Academy Ltd	6.000	11/15/27	3,891,753
1,500,000	(b)	Carvana Co, (cash 11.000%, PIK 13.000%)	9.000	06/01/30	1,568,952
3,945,000	(b),(f)	Michaels Cos Inc/The	7.875	05/01/29	2,616,613
1,188,000	(b),(f)	PetSmart Inc / PetSmart Finance Corp	4.750	02/15/28	1,165,819
1,850,000	(b)	Wand NewCo 3 Inc	7.625	01/30/32	1,942,446

		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL			11,185,583

		CONSUMER SERVICES - 1.6% (1.0% of Total Investments)
6,617,000	(b),(f)	1011778 BC ULC / New Red Finance Inc	4.000	10/15/30	6,130,732
1,193,000	(b),(f)	1011778 BC ULC / New Red Finance Inc	3.500	02/15/29	1,128,835
3,000,000	(b),(f)	Caesars Entertainment Inc	6.500	02/15/32	3,059,449
2,500,000	(b)	Muvico LLC	15.000	02/19/29	2,693,275
500,000	(b)	Premier Entertainment Sub LLC / Premier Entertainment Finance Corp	5.625	09/01/29	300,000

		TOTAL CONSUMER SERVICES			13,312,291

		CONSUMER STAPLES DISTRIBUTION & RETAIL - 0.5% (0.3% of Total Investments)
4,000,000	(b),(f)	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC	4.625	01/15/27	3,967,583

		TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL			3,967,583

38	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ENERGY - 1.8% (1.1% of Total Investments)
$939,207	(b)	Borr IHC Ltd / Borr Finance LLC	10.000%	11/15/28	$898,017
5,000,000	(b),(f)	DT Midstream Inc	4.375	06/15/31	4,759,008
1,000,000	(b)	eG Global Finance PLC	12.000	11/30/28	1,104,908
2,000,000	(f)	Expand Energy Corp	4.750	02/01/32	1,942,595
3,201,000	(b),(f)	Hilcorp Energy I LP / Hilcorp Finance Co	6.250	11/01/28	3,213,359
1,201,000	(b),(f)	MEG Energy Corp	5.875	02/01/29	1,201,155
2,000,000		PBF Holding Co LLC / PBF Finance Corp	6.000	02/15/28	1,924,719

		TOTAL ENERGY			15,043,761

		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.3% (0.8% of Total Investments)
5,250,000	(f)	American Tower Corp	2.950	01/15/51	3,302,411
2,000,000	(f)	Crown Castle Inc	2.250	01/15/31	1,747,965
3,290,000	(b)	Office Properties Income Trust	9.000	03/31/29	3,271,936
2,000,000	(b)	Office Properties Income Trust	9.000	09/30/29	1,485,000
785,000	(b)	Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC	10.500	02/15/28	829,650

		TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)			10,636,962

		FINANCIAL SERVICES - 0.1% (0.1% of Total Investments)
1,000,000	(b),(f)	LPL Holdings Inc	4.625	11/15/27	994,028

		TOTAL FINANCIAL SERVICES			994,028

		HEALTH CARE EQUIPMENT & SERVICES - 2.2% (1.3% of Total Investments)
3,000,000	(b)	CHS/Community Health Systems Inc	10.875	01/15/32	3,145,146
1,975,000	(b),(f)	Mozart Debt Merger Sub Inc	3.875	04/01/29	1,883,508
5,838,730	(b)	Team Health Holdings Inc, (cash 9.000%, PIK 4.500%)	9.000	06/30/28	6,298,530
1,285,000	(b),(c)	Team Health Holdings Inc	8.375	06/30/28	1,291,566
5,500,000	(f)	Tenet Healthcare Corp	6.125	10/01/28	5,500,336

		TOTAL HEALTH CARE EQUIPMENT & SERVICES			18,119,086

		HOUSEHOLD & PERSONAL PRODUCTS - 0.1% (0.1% of Total Investments)
1,000,000	(b)	Kronos Acquisition Holdings Inc	8.250	06/30/31	867,449

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS			867,449

		INSURANCE - 1.4% (0.9% of Total Investments)
625,000	(b),(f)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	4.250	10/15/27	611,884
2,175,000	(b)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	6.750	04/15/28	2,204,417
6,000,000	(b),(f)	HUB International Ltd	7.250	06/15/30	6,254,616
3,000,000	(b)	Panther Escrow Issuer LLC	7.125	06/01/31	3,102,292

		TOTAL INSURANCE			12,173,209

		MATERIALS - 2.5% (1.5% of Total Investments)
3,500,000	(b),(f)	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC	4.000	09/01/29	3,187,969
6,425,000	(f)	Ball Corp	6.000	06/15/29	6,539,230
3,000,000	(b),(f)	Clydesdale Acquisition Holdings Inc	6.875	01/15/30	3,067,890
4,000,000	(b),(f)	Herens Holdco Sarl	4.750	05/15/28	3,487,202
5,000,000	(b),(f)	Novelis Corp	4.750	01/30/30	4,789,529

		TOTAL MATERIALS			21,071,820

		MEDIA & ENTERTAINMENT - 2.5% (1.5% of Total Investments)
1,500,000	(b)	Advantage Sales & Marketing Inc	6.500	11/15/28	1,125,000
7,000,000	(f)	Charter Communications Operating LLC / Charter Communications Operating Capital	3.500	03/01/42	4,924,967
3,220,000	(b),(f)	CSC Holdings LLC	5.500	04/15/27	3,116,696
2,000,000	(b)	CSC Holdings LLC	5.375	02/01/28	1,839,017
16,897	(b)	iHeartCommunications Inc	9.125	05/01/29	14,094
5,299,000	(b),(f)	McGraw-Hill Education Inc	5.750	08/01/28	5,278,088
1,000,000	(b)	Scripps Escrow II Inc	3.875	01/15/29	887,775
1,000,000	(b)	Sinclair Television Group Inc	8.125	02/15/33	1,020,010
2,000,000	(b)	Virgin Media Secured Finance PLC	5.500	05/15/29	1,955,098
801,000	(b)	VZ Secured Financing BV	5.000	01/15/32	704,434

		TOTAL MEDIA & ENTERTAINMENT			20,865,179

See Notes to Financial Statements	39

Portfolio of Investments July 31, 2025 (continued)
JQC

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.4% (0.3% of Total Investments)
$2,000,000	(f)	Amgen Inc	3.150%	02/21/40	$1,532,774
1,000,000	(b)	Organon & Co / Organon Foreign Debt Co‑Issuer BV	7.875	05/15/34	895,320
1,500,000	(b),(f)	Organon & Co / Organon Foreign Debt Co‑Issuer BV	5.125	04/30/31	1,297,674

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			3,725,768

		SOFTWARE & SERVICES - 1.6% (0.9% of Total Investments)
2,000,000	(b)	Condor Merger Sub Inc	7.375	02/15/30	1,854,378
1,185,000	(b)	Open Text Holdings Inc	4.125	12/01/31	1,078,411
3,666,485	(b)	Rackspace Finance LLC	3.500	05/15/28	1,732,414
6,750,000	(b),(f)	Rocket Software Inc	9.000	11/28/28	6,965,689
1,500,000	(b),(f)	SS&C Technologies Inc	5.500	09/30/27	1,500,327

		TOTAL SOFTWARE & SERVICES			13,131,219

		TECHNOLOGY HARDWARE & EQUIPMENT - 0.6% (0.4% of Total Investments)
1,503,000	(b),(f)	CommScope LLC	4.750	09/01/29	1,459,488
2,250,000	(b)	CommScope Technologies LLC	5.000	03/15/27	2,203,288
1,750,000	(b)	Viasat Inc	7.500	05/30/31	1,523,738

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			5,186,514

		TELECOMMUNICATION SERVICES - 6.4% (3.9% of Total Investments)
1,298,000		EchoStar Corp, (cash 6.750%, PIK 6.750%)	6.750	11/30/30	1,229,855
4,654,000		EchoStar Corp	10.750	11/30/29	4,904,152
6,313,000	(b),(f)	Frontier Communications Holdings LLC	5.875	10/15/27	6,314,143
2,000,000	(f)	Frontier Communications Holdings LLC	5.875	11/01/29	2,016,688
1,978,000	(b),(f)	Frontier Communications Holdings LLC	6.000	01/15/30	2,001,516
1,500,000	(b)	Frontier Communications Holdings LLC	8.625	03/15/31	1,589,097
1,500,000	(b),(f)	Iliad Holding SASU	7.000	10/15/28	1,522,493
1,000,000	(b)	Level 3 Financing Inc	4.875	06/15/29	937,500
3,250,000	(b)	Level 3 Financing Inc	4.000	04/15/31	2,795,000
1,000,000	(b)	Lumen Technologies Inc	10.000	10/15/32	1,011,250
4,000,000	(f)	T‑Mobile USA Inc	3.500	04/15/31	3,749,781
5,180,000	(b),(f)	Vmed O2 UK Financing I PLC	4.250	01/31/31	4,719,661
15,089,000	(b),(f)	Zayo Group Holdings Inc	4.000	03/01/27	14,332,650
6,995,000	(b)	Ziggo BV	4.875	01/15/30	6,461,778

		TOTAL TELECOMMUNICATION SERVICES			53,585,564

		TRANSPORTATION - 0.4% (0.2% of Total Investments)
1,975,000	(f)	Delta Air Lines Inc	3.750	10/28/29	1,890,383
1,623,000	(b),(f)	United Airlines Inc	4.625	04/15/29	1,584,884

		TOTAL TRANSPORTATION			3,475,267

		UTILITIES - 1.9% (1.1% of Total Investments)
1,940,000	(f)	Pacific Gas and Electric Co	4.550	07/01/30	1,902,402
2,000,000	(f)	Pacific Gas and Electric Co	4.500	07/01/40	1,689,040
6,318,000	(f)	PG&E Corp	5.000	07/01/28	6,164,308
3,000,000	(f)	PG&E Corp	5.250	07/01/30	2,877,617
3,000,000	(b)	Talen Energy Supply LLC	8.625	06/01/30	3,188,010

		TOTAL UTILITIES			15,821,377

		TOTAL CORPORATE BONDS (Cost $256,641,650)			266,352,213

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		VARIABLE RATE SENIOR LOAN INTERESTS - 117.1% (71.1% of Total Investments)
		AUTOMOBILES & COMPONENTS - 0.9% (0.5% of Total Investments)
3,907,608	(a)	Clarios Global LP, Term Loan B, (TSFR1M + 2.500%)	6.856	05/06/30	3,913,470
1,875,000	(a)	Clarios Global LP, Term Loan B, (TSFR1M + 2.750%)	7.106	01/28/32	1,877,728
1,528,052	(a)	DexKo Global Inc., Term Loan B, (TSFR1M + 3.750%)	8.221	10/04/28	1,460,680

		TOTAL AUTOMOBILES & COMPONENTS			7,251,878

		CAPITAL GOODS - 8.4% (5.1% of Total Investments)
1,279,554	(a)	ACProducts, Inc., Term Loan B, (TSFR3M + 4.250%)	8.807	05/17/28	971,264
134,615	(a),(g)	Air Comm Corporation, LLC, Delayed Draw Term Loan, (N/A + TSFR3M + 1.875%)	4.029	12/11/31	134,952
1,611,346	(a)	Air Comm Corporation, LLC, Term Loan, (TSFR3M + 3.000%)	7.300	12/11/31	1,615,375
1,462,197	(a)	Archkey Solutions LLC, Term Loan B, (TSFR3M + 4.750%)	9.046	11/03/31	1,473,171

40	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CAPITAL GOODS (continued)
$ 992,500	(a)	Azorra Soar TLB Finance Ltd, Term Loan B, (TSFR3M + 3.500%)	7.818%	10/18/29	$996,535
1,662,833	(a)	Barnes Group Inc, Term Loan B, (TSFR1M + 3.000%)	7.356	01/27/32	1,666,990
2,240,000	(a)	Centuri Group, Inc, Term Loan B, (TSFR1M + 2.250%)	6.606	07/01/32	2,248,053
5,091,587	(a)	Chamberlain Group Inc, Term Loan B, (TSFR1M + 3.250%)	7.706	11/03/28	5,099,938
500,000	(a),(c)	Chariot Buyer LLC, (TBD)	TBD	TBD	500,415
1,182,118	(a)	Chart Industries, Inc., Term Loan B, (TSFR3M + 2.500%)	6.792	03/18/30	1,188,767
703,346	(a)	Conair Holdings, LLC, Term Loan B, (TSFR1M + 3.750%)	8.221	05/17/28	523,114
7,633,287	(a)	Core & Main LP, Term Loan B, (TSFR6M + 2.000%)	6.270	07/27/28	7,668,247
1,538,064	(a)	Cornerstone Building Brands, Inc., Term Loan B, (TSFR1M + 3.250%)	7.692	04/12/28	1,410,636
437,000	(a)	CP Atlas Buyer, Inc., Term Loan, (TSFR1M + 5.250%)	9.606	07/08/30	419,302
750,000	(a)	DG Investment Intermediate Holdings 2, Inc., Term Loan, (TSFR1M + 3.750%)	8.098	07/12/32	753,049
1,945,300	(a)	Gates Global LLC, Term Loan B5, (TSFR1M + 1.750%)	6.106	06/04/31	1,944,901
431,034	(a),(g)	Kaman Corporation, Delayed Draw Term Loan, (N/A + TSFR3M + 1.875%)	4.039	02/26/32	431,707
4,568,966	(a)	Kaman Corporation, Term Loan B, (TSFR3M + 2.750%)	7.083	02/26/32	4,576,093
1,978,197	(a)	Madison IAQ LLC, Term Loan, (TSFR6M + 2.500%)	6.702	06/21/28	1,981,689
803,925	(a)	Madison Safety & Flow LLC, Term Loan B, (TSFR1M + 2.750%)	7.108	09/26/31	808,447
406,000	(a)	Minimax Viking GmbH, Term Loan B, (TSFR1M + 2.250%)	6.606	03/17/32	408,412
1,344,313	(a),(h)	Oregon Tool, Inc., 2nd Lien Term Loan, (TSFR3M + 4.000%)	8.586	10/15/29	1,109,482
661,000	(a),(h)	Oregon Tool, Inc., First Lien Term Loan, (TSFR3M + 5.350%)	9.674	10/15/29	675,251
2,143,628	(a)	Quikrete Holdings, Inc., Term Loan B, (TSFR1M + 2.250%)	6.606	01/31/32	2,144,431
9,036,501	(a)	Quikrete Holdings, Inc., Term Loan B1, (TSFR1M + 2.250%)	6.606	04/14/31	9,040,884
1,167,333	(a)	QXO Inc, Term Loan B, (TSFR3M + 3.000%)	7.296	04/30/32	1,178,773
1,054,156	(a)	Titan Acquisition Limited, Term Loan B, (TSFR3M + TSFR6M + 4.500%)	8.731	02/15/29	1,055,663
7,544,760	(a)	TK Elevator Midco GmbH, Term Loan B, (TSFR6M + 3.000%)	7.197	04/30/30	7,594,744
1,227,723	(a)	TransDigm, Inc., Term Loan, (TSFR3M + 2.500%)	6.796	01/20/32	1,232,627
7,062,489	(a)	TransDigm, Inc., Term Loan J, (TSFR3M + 2.500%)	6.796	02/28/31	7,091,339
1,915,850	(a)	TransDigm, Inc., Term Loan K, (TSFR3M + 2.750%)	7.046	03/22/30	1,924,911
620,792	(a)	Victory Buyer LLC, Term Loan, (TSFR1M + 3.750%)	8.221	11/20/28	622,291

		TOTAL CAPITAL GOODS			70,491,453

		COMMERCIAL & PROFESSIONAL SERVICES - 5.5% (3.3% of Total Investments)
5,223,498	(a)	Allied Universal Holdco LLC, Incremental Term Loan B, (TSFR1M + 3.750%)	8.206	05/15/28	5,240,762
1,276,762	(a)	Amentum Government Services Holdings LLC, Term Loan B, (TSFR1M + 2.250%)	6.606	09/29/31	1,278,997
465,832	(a)	American Auto Auction Group, LLC, Term Loan, (TSFR3M + 4.500%)	8.830	05/28/32	470,782
1,602,515	(a)	Anticimex International AB, Term Loan B1, (SOFR90A + 3.400%)	7.660	11/16/28	1,608,949
1,367,562	(a)	Anticimex International AB, Term Loan B6, (SOFR90A + 3.400%)	7.660	11/16/28	1,373,832
169,138	(a),(g)	Archkey Solutions LLC, Delayed Draw Term Loan B	4.750	11/03/31	170,407
619,547	(a)	CHG Healthcare Services Inc., Term Loan B1, (TSFR3M + 3.000%)	7.333	09/29/28	620,030
3,335,395	(a)	Creative Artists Agency, LLC , First Lien Term Loan B, (TSFR1M + 2.500%)	6.856	10/01/31	3,342,699
1,146,545	(a)	Dun & Bradstreet Corporation (The), Term Loan, (TSFR1M + 2.250%)	6.603	01/18/29	1,147,365
2,804,449	(a)	Ensemble RCM, LLC, Term Loan B, (TSFR3M + 3.000%)	7.308	08/01/29	2,820,617
1,238,294	(a)	First Advantage Holdings, LLC, Term Loan B, (TSFR1M + 2.750%)	7.108	10/31/31	1,244,361
9,113,204	(a)	Garda World Security Corporation, Term Loan B, (TSFR1M + 3.000%)	7.343	02/01/29	9,125,279
800,000	(a)	GFL Environmental Inc., Term Loan B, (TSFR3M + 2.500%)	6.824	03/03/32	802,000
1,559,280	(a)	OMNIA Partners LLC, Term Loan B, (TSFR3M + 2.500%)	6.814	07/25/30	1,564,433
1,493,731	(a)	Prime Security Services Borrower, LLC, First Lien Term Loan B, (TSFR6M + 2.000%)	6.129	10/15/30	1,495,285
2,166,049	(a)	Reworld Holding Corp, Term Loan B, (TSFR1M + 2.250%)	6.590	11/30/28	2,171,464
167,247	(a)	Reworld Holding Corp, Term Loan C, (TSFR1M + 2.250%)	6.590	11/30/28	167,666
1,908,801	(a),(h)	West Corporation, Term Loan B3, (TSFR3M + 4.000%)	8.558	04/12/27	1,033,740

See Notes to Financial Statements	41

Portfolio of Investments July 31, 2025 (continued)
JQC

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		COMMERCIAL & PROFESSIONAL SERVICES (continued)
$852,863	(a)	WIN Waste Innovations Holdings, Inc., Incremental Term Loan, (TSFR1M + 3.750%)	8.221%	03/27/28	$859,685
7,431,370	(a)	WIN Waste Innovations Holdings, Inc., Term Loan B, (TSFR1M + 2.750%)	7.221	03/27/28	7,438,913
1,717,025	(a)	XPLOR T1 LLC, Term Loan B, (TSFR3M + 3.500%)	7.796	06/24/31	1,725,610

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES			45,702,876

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 4.2% (2.6% of Total Investments)
381,719	(a)	Academy, Ltd., Term Loan, (TSFR1M + 3.750%)	8.193	11/08/27	381,719
2,628,140	(a)	Belron Finance LLC, Term Loan B, (TSFR3M + 2.750%)	7.049	10/16/31	2,643,580
4,550,141	(a)	CNT Holdings I Corp, Term Loan, (TSFR3M + 2.250%)	6.558	11/08/32	4,563,791
717,526	(a)	Gulfside Supply Inc, Term Loan B, (TSFR3M + 3.000%)	7.296	06/17/31	721,415
1,121,525	(a)	Johnstone Supply LLC, Term Loan B, (TSFR1M + 2.500%)	6.851	06/09/31	1,123,527
687,141	(a)	Kodiak Building Partners Inc., Term Loan B, (TSFR3M + 3.750%)	8.041	12/04/31	666,097
1,899,309	(a),(h)	LBM Acquisition LLC, Incremental Term Loan B, (TSFR1M + 3.750%)	8.190	06/06/31	1,779,719
2,461,693	(a)	LBM Acquisition LLC, Term Loan B, (TSFR1M + 3.750%)	8.206	12/20/27	2,457,496
1,050,425	(a)	Les Schwab Tire Centers, Term Loan B, (TSFR1M + TSFR3M + 2.500%)	6.844	04/23/31	1,052,394
5,000,176	(a),(h)	Michaels Companies, Inc., Term Loan B, (TSFR3M + 4.250%)	8.807	04/17/28	4,264,000
493,924	(a)	Mister Car Wash Holdings, Inc., Term Loan B, (TSFR1M + 2.500%)	6.856	03/27/31	495,290
1,122,000	(a)	Petco Health and Wellness Company, Inc., Term Loan B, (TSFR3M + 3.250%)	7.807	03/06/28	1,051,247
7,135,745	(a),(f)	PetSmart, Inc., Term Loan B, (TSFR1M + 3.750%)	8.206	02/14/28	7,131,286
2,714,829	(a)	Restoration Hardware, Inc., Term Loan B, (TSFR1M + 2.500%)	6.971	10/20/28	2,630,683
3,522,078	(a)	Wand NewCo 3, Inc., Repriced Term Loan B, (TSFR1M + 2.500%)	6.856	01/30/31	3,518,767
1,159,175	(a)	White Cap Buyer LLC, Term Loan B, (TSFR1M + 3.250%)	7.577	10/29/29	1,158,949

		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL			35,639,960

		CONSUMER DURABLES & APPAREL - 3.8% (2.3% of Total Investments)
3,555,987	(a)	ABG Intermediate Holdings 2 LLC, First Lien Term Loan B, (TSFR1M + 2.250%)	6.606	12/21/28	3,553,764
7,968,533	(a)	AI Aqua Merger Sub, Inc., First Lien Term Loan B, (TSFR1M + 3.000%)	7.322	07/31/28	7,973,713
7,188,198	(a)	Hayward Industries, Inc., Term Loan, (TSFR1M + 2.500%)	6.971	05/30/28	7,215,154
6,212	(a)	Serta Simmons Bedding, LLC, New Term Loan, (TSFR3M + 7.500%)	11.910	06/29/28	5,808
2,098,491	(a)	Somnigroup International Inc, Term Loan B, (TSFR1M + 2.250%)	6.550	10/24/31	2,106,360
2,620,512	(a)	Topgolf Callaway Brands Corp., Term Loan B, (TSFR1M + 3.000%)	7.356	03/18/30	2,593,075
1,740,637	(a)	Varsity Brands, Inc., Term Loan, (TSFR3M + 3.250%)	7.580	08/26/31	1,747,383
153,414	(a)	Weber-Stephen Products LLC, Incremental Term Loan B, (TSFR1M + 4.250%)	8.706	10/29/27	153,510
5,034,993	(a)	Weber-Stephen Products LLC, Term Loan B, (TSFR1M + 3.250%)	7.721	10/29/27	5,038,945
1,510,000	(a)	WH Borrower, LLC, Term Loan B, (TSFR3M + 4.750%)	9.072	02/20/32	1,512,008

		TOTAL CONSUMER DURABLES & APPAREL			31,899,720

		CONSUMER SERVICES - 12.3% (7.5% of Total Investments)
8,471,777	(a)	101B.C. Unlimited Liability Company, Term Loan B6, (TSFR1M + 1.750%)	6.106	09/23/30	8,463,178
816,781	(a)	Allwyn Entertainment Financing US LLC, Term Loan B, (TSFR3M + 2.000%)	6.329	06/11/31	814,400
1,620,069	(a)	Alterra Mountain Company, Term Loan B8, (TSFR1M + 2.500%)	6.853	05/31/30	1,626,824
3,472,518	(a)	Alterra Mountain Company, Term Loan B9, (TSFR1M + 2.500%)	6.853	08/17/28	3,489,898
3,792,197	(a)	Caesars Entertainment Inc., Term Loan B, (TSFR1M + 2.250%)	6.606	02/06/30	3,794,965
1,913,281	(a)	Caesars Entertainment Inc., Term Loan B1, (TSFR1M + 2.250%)	6.606	02/06/31	1,913,520
1,445,000	(a)	Catawba Nation Gaming Authority, Term Loan B, (TSFR3M + 4.750%)	9.046	03/29/32	1,475,706
3,246,857	(a)	Churchill Downs Incorporated, Incremental Term Loan B1, (TSFR1M + 1.750%)	6.106	03/17/28	3,253,611

42	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CONSUMER SERVICES (continued)
$1,955,349	(a)	Cinemark USA, Inc., Term Loan B, (TSFR1M + TSFR3M + 2.250%)	6.576%	05/24/30	$1,965,859
4,880,475	(a)	Crown Finance US, Inc., Term Loan B, (TSFR1M + 4.500%)	8.829	12/02/31	4,870,299
2,456,668	(a)	Delta 2 (LUX) S.a.r.l., Term Loan B1, (TSFR3M + 2.000%)	6.296	09/19/31	2,460,759
1,228,332	(a)	Delta 2 (LUX) S.a.r.l., Term Loan B2, (TSFR3M + 2.000%)	6.291	09/19/31	1,230,377
2,798,447	(a)	Element Materials Technology Group US Holdings Inc., Term Loan, (TSFR3M + 3.750%)	8.046	06/25/29	2,810,103
10,303,928	(a)	Fertitta Entertainment, LLC, Term Loan B, (TSFR1M + 3.250%)	7.601	01/29/29	10,324,279
9,850,000	(a)	Flutter Financing B.V., Term Loan B, (TSFR3M + 1.750%)	6.046	11/29/30	9,832,763
1,175,000	(a),(h)	Flutter Financing B.V., Term Loan B, (TSFR3M + 2.000%)	6.296	06/04/32	1,176,956
1,610,095	(a)	GBT US III LLC, Term Loan B, (TSFR3M + 2.500%)	6.814	07/28/31	1,617,042
3,075,270	(a)	GVC Holdings (Gibraltar) Limited, Term Loan B3, (TSFR6M + 2.750%)	7.016	10/31/29	3,084,250
750,000	(a)	Herschend Entertainment Company, LLC, Term Loan B, (TSFR1M + 3.250%)	7.603	05/27/32	757,421
3,231,412	(a)	Hilton Domestic Operating Company, Inc., Term Loan B4, (TSFR1M + 1.750%)	6.102	11/08/30	3,242,399
1,238,502	(a)	Hilton Grand Vacations Borrower LLC, Term Loan B, (TSFR1M + 2.000%)	6.356	08/02/28	1,239,450
10,107,615	(a)	IRB Holding Corp, First Lien Term Loan B, (TSFR1M + 2.500%)	6.856	12/15/27	10,116,257
4,632,050	(a)	Light and Wonder International, Inc., Term Loan B2, (TSFR1M + 2.250%)	6.593	04/16/29	4,648,262
324,291	(a)	Motion Finco Sarl, Term Loan B, (TSFR3M + 3.500%)	7.796	11/30/29	298,985
1,800,563	(a)	PENN Entertainment, Inc., Term Loan B, (TSFR1M + 2.500%)	6.856	05/03/29	1,808,152
2,594,930	(a)	PG Investment Company 59 S.a r.l., Term Loan B, (TSFR3M + 2.750%)	7.046	03/24/31	2,606,607
6,278,546	(a)	Scientific Games Holdings LP, Term Loan B, (TSFR3M + 3.000%)	7.286	04/04/29	6,283,066
2,989,741	(a)	SeaWorld Parks & Entertainment, Inc., Term Loan B3, (TSFR1M + 2.000%)	6.356	12/04/31	2,992,237
5,706,262	(a),(h)	Spin Holdco Inc., Term Loan, (TSFR3M + 4.000%)	8.577	03/06/28	5,060,742

		TOTAL CONSUMER SERVICES			103,258,367

		CONSUMER STAPLES DISTRIBUTION & RETAIL - 0.1% (0.1% of Total Investments)
625,000	(a),(c)	Boots Group Finco LP, (TBD)	TBD	TBD	625,394

		TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL			625,394

		ENERGY - 1.6% (1.0% of Total Investments)
2,164,910	(a)	EG Group Limited, Term Loan B, (TSFR3M + 4.250%)	8.560	02/07/28	2,175,291
930,833	(a)	Epic Crude Services, LP, Term Loan B, (TSFR3M + 2.500%)	6.828	10/15/31	937,065
3,640,958	(a)	Freeport LNG Investments, LLLP, Term Loan A, (TSFR3M + 3.000%)	7.587	11/16/26	3,640,958
1,245,000	(a)	New Fortress Energy Inc, Incremental Term Loan B, (TSFR3M + 5.500%)	9.807	10/30/28	583,594
2,887,619	(a)	Oryx Midstream Services Permian Basin LLC, Term Loan B, (TSFR1M + 2.250%)	6.603	10/05/28	2,895,733
2,895,000	(a)	TransMontaigne Operating Company L.P., Term Loan B, (TSFR1M + 3.250%)	7.606	11/17/28	2,908,795

		TOTAL ENERGY			13,141,436

		FINANCIAL SERVICES - 1.8% (1.1% of Total Investments)
750,000	(a),(c)	AAL Delaware Holdco, Inc., Term Loan, (TBD)	TBD	TBD	752,460
676,404	(a)	AqGen Island Holdings, Inc., Term Loan B, (TSFR1M + 3.000%)	7.356	08/02/28	677,912
409,557	(a)	Aragorn Parent Corporation, Repriced Term Loan B, (TSFR1M + 3.500%)	7.856	12/15/28	413,226
1,810,000	(a),(c)	Beach Acquisition Bidco LLC, (TBD)	TBD	TBD	1,823,575
3,335,000	(a),(c)	Colossus Acquireco LLC, (TBD)	TBD	TBD	3,321,310
1,371,562	(a)	Dechra Pharmaceuticals Holdings Ltd, Term Loan B, (TSFR6M + 3.250%)	7.447	01/27/32	1,377,906
3,020,507	(a),(d),(i)	Ditech Holding Corporation, Term Loan	0.000	06/30/27	302
535,957	(a)	Kestra Advisor Services Holdings A, Inc., Repriced Term Loan, (TSFR1M + 3.000%)	7.356	03/24/31	537,018
833,000	(a),(c)	Orion US Finco, (TBD)	TBD	TBD	837,861
1,500,000	(a),(c)	Priority Holdings LLC, (TBD)	TBD	TBD	1,502,812
575,000	(a)	Shift4 Payments, LLC, Term Loan, (TSFR3M + 2.750%)	7.078	07/06/32	579,433

See Notes to Financial Statements	43

Portfolio of Investments July 31, 2025 (continued)
JQC

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		FINANCIAL SERVICES (continued)
$2,892,475	(a)	Trans Union, LLC, Term Loan B8, (TSFR1M + 1.750%)	6.106%	06/24/31	$2,898,622

		TOTAL FINANCIAL SERVICES			14,722,437

		FOOD, BEVERAGE & TOBACCO - 2.4% (1.4% of Total Investments)
1,692,610	(a)	CHG PPC Parent LLC, Term Loan, (TSFR1M + 3.000%)	7.471	12/08/28	1,697,909
771,288	(a)	City Brewing Company, LLC, First Out New Money Term Loan, (TSFR3M + 6.250%)	10.506	04/05/28	212,104
2,018,309	(a)	City Brewing Company, LLC, FLFO Roll Up Term Loan, (TSFR3M + 3.500%)	8.018	04/05/28	555,035
204,595	(a)	City Brewing Company, LLC, PIK Super Priority Term Loan, (TSFR3M + 9.000%), (cash 13.585%, PIK 7.500%)	13.585	01/03/26	194,365
1,910,212	(a)	Froneri Lux Finco Sarl, Term Loan B4, (TSFR6M + 2.000%)	6.197	09/30/31	1,897,672
2,390,000	(a),(c)	Froneri US Inc, (TBD)	TBD	TBD	2,388,064
1,422,000	(a)	Naked Juice LLC, FLFO Term Loan, (TSFR3M + 5.500%)	9.796	01/24/29	1,419,334
4,754,128	(a)	Pegasus BidCo BV, Term Loan B, (TSFR3M + 3.250%)	7.576	07/12/29	4,775,925
64,655	(a),(g)	Sauer Brands Inc, Delayed Draw Term Loan, (TSFR3M + 1.625%)	1.625	02/19/32	65,059
685,345	(a)	Sauer Brands Inc, Term Loan B, (TSFR1M + 3.250%)	7.606	02/19/32	689,628
1,160,000	(a)	Sazerac Company, Inc., Term Loan B, (TSFR3M + 2.500%)	6.825	07/09/32	1,165,440
1,514,700	(a)	Sycamore Buyer LLC, Term Loan B, (TSFR1M + 2.250%)	6.602	05/21/32	1,520,380
3,261,177	(a)	Triton Water Holdings, Inc, Term Loan B, (TSFR3M + 2.250%)	6.546	03/31/28	3,272,510

		TOTAL FOOD, BEVERAGE & TOBACCO			19,853,425

		HEALTH CARE EQUIPMENT & SERVICES - 15.0% (9.1% of Total Investments)
702,966	(a)	ADMI Corp., Term Loan B5, (TSFR1M + 5.750%)	10.106	12/23/27	682,228
4,319,445	(a)	AHP Health Partners, Inc., Term Loan B, (TSFR1M + 2.750%)	7.106	08/24/28	4,332,943
2,947,622	(a)	Bausch & Lomb Corporation, Term Loan B, (TSFR1M + 4.250%)	8.606	01/15/31	2,963,834
2,837,927	(a)	EyeCare Partners, LLC, Second Out Term Loan B, (TSFR3M + TSFR6M + 2.305%), (cash 5.227%, PIK 3.610%)	4.419	11/30/28	2,254,378
4,874,756	(a)	Gainwell Acquisition Corp., Term Loan B, (TSFR3M + 4.000%)	8.396	10/01/27	4,815,357
12,495,465	(a)	Global Medical Response, Inc., PIK Term Loan, (TSFR3M + 2.750%), (cash 9.079%, PIK 0.750%)	4.914	10/02/28	12,525,766
1,662,822	(a)	LifePoint Health, Inc., First Lien Term Loan B, (TSFR3M + 3.750%)	8.068	05/19/31	1,662,307
3,993,768	(a)	MedAssets Software Intermediate Holdings, Inc., First Out Term Loan, (TSFR1M + 4.000%)	8.349	12/18/28	3,910,158
3,135,000	(a),(h)	Medical Solutions Holdings, Inc., First Lien Term Loan, (TSFR3M + 3.500%)	7.908	11/01/28	1,741,226
21,349,630	(a),(c)	Medline Borrower LP, (TBD)	TBD	TBD	21,393,755
4,312,923	(a)	National Mentor Holdings, Inc., Term Loan, (TSFR1M + TSFR3M + 3.750%)	8.176	03/02/28	4,213,941
147,516	(a)	National Mentor Holdings, Inc., Term Loan C, (TSFR3M + 3.750%)	8.146	03/02/28	144,131
1,714,000	(a),(c)	Onex TSG Intermediate Corp, (TBD)	TBD	TBD	1,719,708
3,249,600	(a)	Onex TSG Intermediate Corp., Term Loan B, (TSFR3M + 4.750%)	9.344	02/28/28	3,260,437
533,250	(a)	Pacific Dental Services, LLC, Term Loan B, (TSFR1M + 2.750%)	7.101	03/17/31	536,002
13,893,566	(a)	Parexel International Corporation, Term Loan B, (TSFR1M + 2.500%)	6.856	11/15/28	13,929,203
10,381,281	(a)	Phoenix Guarantor Inc, Term Loan B, (TSFR1M + 2.500%)	6.856	02/21/31	10,404,276
3,947,000	(a)	Radiology Partners Inc, Term Loan, (TSFR3M + 4.500%)	8.798	06/30/32	3,960,262
2,117,273	(a)	Select Medical Corporation, Term Loan B, (TSFR1M + 2.000%)	6.356	12/03/31	2,117,274
271,009	(a)	Sound Inpatient Physicians, Tranche A Term Loan (First Out), (TSFR3M + 3.250%), (cash 10.057%, PIK 1.000%)	5.529	06/28/28	283,375
3,416,138	(a)	Sound Inpatient Physicians, Tranche B Term Loan (Second Out), (TSFR3M + 2.500%), (cash 8.057%, PIK 1.500%)	4.779	06/28/28	3,212,024
1,576,010	(a)	Star Parent Inc., Term Loan B, (TSFR3M + 4.000%)	8.296	09/30/30	1,560,581
11,743,188	(a)	Surgery Center Holdings, Inc., Term Loan B, (TSFR1M + 2.750%)	7.106	12/19/30	11,795,210
6,050,000	(a),(c)	Team Health Holdings Inc, (TBD)	TBD	TBD	6,057,563
3,749,193	(a)	Team Health Holdings, Inc., Term Loan B, (TSFR1M + 5.250%)	9.606	03/02/27	3,751,536
2,321,932	(a)	Viant Medical Holdings, Inc., Term Loan B, (TSFR1M + 4.000%)	8.356	10/29/31	2,323,395

		TOTAL HEALTH CARE EQUIPMENT & SERVICES			125,550,870

44	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		HOUSEHOLD & PERSONAL PRODUCTS - 0.4% (0.2% of Total Investments)
$2,236,367	(a),(h)	Kronos Acquisition Holdings Inc., Term Loan, (TSFR3M + 4.000%)	8.296%	07/08/31	$1,915,817
1,172,961	(a)	VC GB Holdings I Corp., First Lien Term Loan, (TSFR3M + 3.500%)	8.057	05/16/28	1,172,011

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS			3,087,828

		INSURANCE - 10.8% (6.6% of Total Investments)
13,238,902	(a)	Acrisure, LLC, First Lien Term Loan B6, (TSFR1M + 3.000%)	7.356	11/06/30	13,257,502
3,570,000	(a)	Alera Group, Inc., Term Loan, (TSFR1M + 3.250%)	7.606	05/28/32	3,589,867
9,946,508	(a)	Alliant Holdings Intermediate, LLC, Term Loan B6, (TSFR1M + 2.750%)	7.103	09/19/31	9,958,443
2,019,850	(a)	AmWINS Group, Inc., Term Loan B, (TSFR1M + 2.250%)	6.606	01/30/32	2,023,597
4,147,500	(a)	AssuredPartners, Inc., Incremental Term Loan B5, (TSFR1M + 3.500%)	7.858	02/14/31	4,160,648
3,718,000	(a),(h)	Asurion LLC, 2nd Lien Term Loan B3, (TSFR1M + 5.250%)	9.721	02/03/28	3,585,862
165,463	(a)	Asurion LLC, Term Loan B11, (TSFR1M + 4.250%)	8.706	08/21/28	164,187
5,450,914	(a)	Asurion LLC, Term Loan B13, (TSFR1M + 4.250%)	8.606	09/19/30	5,345,984
7,177,064	(a)	Asurion LLC, Term Loan B9, (TSFR1M + 3.250%)	7.721	07/30/27	7,184,098
13,559,601	(a),(h)	Broadstreet Partners, Inc., Term Loan B4, (TSFR1M + 2.750%)	7.106	06/16/31	13,584,958
7,118,547	(a)	HUB International Limited, Term Loan B, (TSFR3M + 2.500%)	6.825	06/20/30	7,135,382
239,422	(a)	Ryan Specialty Group, LLC, Term Loan B, (TSFR1M + 2.250%)	6.606	09/15/31	240,020
4,145,740	(a)	Sedgwick Claims Management Services, Inc., Term Loan B, (TSFR1M + 2.500%)	6.856	07/31/31	4,155,524
2,750,000	(a)	Trucordia Insurance Holdings LLC, Term Loan B, (TSFR1M + 3.250%)	7.606	06/17/32	2,769,773
5,933,669	(a)	Truist Insurance Holdings LLC, Term Loan B, (TSFR3M + 2.750%)	7.046	05/06/31	5,947,257
820,471	(a)	USI, Inc., Term Loan C, (TSFR3M + 2.250%)	6.546	09/27/30	820,278
6,369,913	(a)	USI, Inc., Term Loan D, (TSFR3M + 2.250%)	6.546	11/23/29	6,372,429

		TOTAL INSURANCE			90,295,809

		MATERIALS - 4.5% (2.7% of Total Investments)
781,177	(a)	Arsenal AIC Parent LLC, Term Loan B, (TSFR1M + 2.750%)	7.106	08/19/30	784,352
535,957	(a)	Berlin Packaging LLC, Term Loan B7, (TSFR1M + TSFR3M + 3.500%)	7.811	06/09/31	537,846
128,866	(a),(g)	Clydesdale Acquisition Holdings Inc, Delayed Draw Term Loan, (N/A + TSFR1M + 2.438%)	4.616	03/29/32	128,922
7,371,134	(a)	Clydesdale Acquisition Holdings Inc, Term Loan B, (TSFR1M + 3.250%)	7.606	03/29/32	7,374,340
819,155	(a)	Clydesdale Acquisition Holdings Inc, Term Loan B, (TSFR1M + 3.175%)	7.531	04/13/29	819,766
1,357,000	(a)	CPC Acquisition Corp, Term Loan, (TSFR3M + 3.750%)	8.307	12/29/27	1,173,805
4,600,703	(a)	Discovery Purchaser Corporation, Term Loan, (TSFR3M + 3.750%)	8.082	10/04/29	4,605,166
489,351	(a)	ECO Services Operations Corp, Term Loan B, (TSFR3M + 2.000%)	6.308	06/12/31	488,739
1,595,000	(a)	Fortis 333, Inc., Term Loan B, (TSFR3M + 3.500%)	7.796	04/02/32	1,585,701
184,340	(a)	Ineos US Finance LLC, First Lien Term Loan B, (TSFR1M + 3.000%)	7.356	02/07/31	170,130
1,443,434	(a)	Ineos US Finance LLC, Term Loan B, (TSFR1M + 3.250%)	7.606	02/19/30	1,344,646
3,201,045	(a)	Klockner-Pentaplast of America, Inc., Term Loan B, (TSFR6M + 4.725%)	9.227	02/09/26	2,946,658
297,255	(a)	Knife River HoldCo, Term Loan, (TSFR3M + 2.000%)	6.310	03/08/32	298,741
1,013,553	(a)	Lonza Group AG, Term Loan B, (TSFR3M + 3.925%)	8.321	07/03/28	908,757
5,173,170	(a)	Nouryon Finance B.V., Term Loan B1, (TSFR3M + 3.250%)	7.510	04/03/28	5,181,266
477,758	(a)	Nouryon Finance B.V., Term Loan B2, (TSFR3M + 3.250%)	7.550	04/03/28	478,133
955,000	(a),(c)	Olympus Water US Holding Corp, (TBD)	TBD	TBD	953,687
442,682	(a)	Plaze, Inc., Incremental Term Loan, (TSFR1M + 3.750%)	8.221	08/03/26	425,183
533,264	(a)	SupplyOne, Inc, Term Loan B, (TSFR1M + 3.500%)	7.856	04/21/31	537,311
5,980,273	(a)	TricorBraun Holdings, Inc., Term Loan, (TSFR1M + 3.250%)	7.721	03/03/28	5,987,688
947,163	(a)	USALCO, LLC, Term Loan B, (TSFR1M + 4.000%)	8.356	09/30/31	948,054

		TOTAL MATERIALS			37,678,891

See Notes to Financial Statements	45

Portfolio of Investments July 31, 2025 (continued)
JQC

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MEDIA & ENTERTAINMENT - 5.1% (3.1% of Total Investments)
$10,449,836	(a),(h)	AMC Entertainment Holdings, Inc. , Term Loan, (TSFR1M + 7.000%)	11.351%	01/04/29	$10,539,652
937,903	(a)	Cable One, Inc., Term Loan B4, (TSFR1M + 2.000%)	6.471	05/03/28	906,952
2,183,005	(a)	Cengage Learning, Inc., First Lien Term Loan B, (TSFR1M + TSFR3M + 3.500%)	7.841	03/24/31	2,184,992
4,345,965	(a)	Clear Channel Outdoor Holdings, Inc., Term Loan, (TSFR1M + 4.000%)	8.471	08/23/28	4,345,574
1,382,258	(a)	CMG Media Corporation, Term Loan, (TSFR3M + 3.500%)	7.896	06/18/29	1,353,230
8,443,771	(a)	CSC Holdings, LLC, Term Loan B5, (Prime + 1.500%)	9.000	04/15/27	8,329,442
6,059,095	(a),(h)	CSC Holdings, LLC, Term Loan B6, (TSFR1M + 4.500%)	8.842	01/18/28	6,051,582
960,670	(a),(f)	DirecTV Financing, LLC, Term Loan, (TSFR3M + 5.000%)	9.570	08/02/27	964,633
570,000	(a)	E.W. Scripps Company (The), Term Loan B2, (TSFR1M + 5.750%)	10.208	06/30/28	578,194
848,832	(a)	E.W. Scripps Company (The), Term Loan B3, (TSFR1M + 3.350%)	7.808	11/30/29	826,249
1,992,247	(a)	McGraw-Hill Global Education Holdings, LLC, Term Loan B, (TSFR1M + 3.250%)	7.606	08/06/31	1,999,250
398,400	(a)	Mission Broadcasting, Inc., Term Loan B, (TSFR1M + 2.500%)	6.943	06/02/28	399,645
1,759,657	(a)	Planet US Buyer LLC, Term Loan B, (TSFR3M + 3.000%)	7.330	02/10/31	1,769,775
2,165,000	(a)	Sinclair Television Group Inc., Term Loan B6, (TSFR3M + 3.300%)	7.870	12/31/29	2,022,110
217,000	(a)	Virgin Media Bristol LLC, Term Loan Y, (TSFR6M + 3.175%)	7.373	03/31/31	213,257

		TOTAL MEDIA & ENTERTAINMENT			42,484,537

		PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.7% (1.1% of Total Investments)
750,000	(a),(c)	Amneal Pharmaceuticals LLC, (TBD)	TBD	TBD	751,717
7,116,868	(a)	Jazz Financing Lux S.a.r.l., First Lien Term Loan B, (TSFR1M + 2.250%)	6.606	05/05/28	7,153,022
3,860,000	(a)	Opal Bidco SAS, Term Loan B, (TSFR3M + 3.250%)	7.575	04/23/32	3,881,481
1,492,742	(a)	Organon & Co, Term Loan, (TSFR1M + 2.250%)	6.599	05/19/31	1,443,608
1,142,479	(a)	Perrigo Investments, LLC, Term Loan B, (TSFR1M + 2.000%)	6.356	04/20/29	1,148,431

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			14,378,259

		REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.2% (0.7% of Total Investments)
2,347,197	(a)	Cushman & Wakefield U.S. Borrower, LLC, Term Loan B1, (TSFR1M + 2.750%)	7.106	01/31/30	2,364,472
2,368,750	(a)	Cushman & Wakefield U.S. Borrower, LLC, Term Loan B3, (TSFR1M + 2.750%)	7.106	01/31/30	2,385,532
5,283,000	(a)	Forest City Enterprises, L.P., Term Loan B, (TSFR1M + 3.500%)	7.971	12/08/25	5,148,627

		TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT			9,898,631

		SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.2% (0.1% of Total Investments)
1,870,313	(a)	Instructure Holdings, Inc., Term Loan, (TSFR6M + 3.000%)	7.205	11/13/31	1,877,616

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			1,877,616

		SOFTWARE & SERVICES - 22.8% (13.9% of Total Investments)
1,552,512	(a)	Ahead DB Holdings, LLC, Term Loan B3, (TSFR3M + 3.000%)	7.296	02/03/31	1,555,749
1,029,112	(a)	Apttus Corporation, Term Loan B, (TSFR3M + 3.500%)	7.808	05/08/28	1,032,653
5,250,000	(a)	Asurion LLC, Second Lien Term Loan B4, (TSFR1M + 5.250%)	9.721	01/22/29	4,949,779
2,955,000	(a)	Avalara, Inc, Term Loan B, (TSFR3M + 3.250%)	7.546	03/29/32	2,971,385
8,435,709	(a)	Avaya, Inc., Exit Term Loan, (TSFR1M + 7.500%), (cash 11.856%, PIK 7.500%)	11.856	08/01/28	6,637,131
2,667,397	(a)	Axalta Coating Systems U.S. Holdings, Inc., Term Loan B, (TSFR3M + 1.750%)	6.046	12/20/29	2,679,201
2,443,875	(a)	BCPE Pequod Buyer Inc, Term Loan B, (TSFR1M + 3.000%)	7.356	11/25/31	2,451,512
9,523,205	(a),(f)	Boost Newco Borrower, LLC, Term Loan B, (TSFR3M + 2.000%)	6.296	01/31/31	9,550,013
10,797,037	(a)	Boxer Parent Company Inc., Term Loan B, (TSFR3M + 3.000%)	7.333	07/30/31	10,809,669
1,115,860	(a)	Camelot U.S. Acquisition LLC, Term Loan B, (TSFR1M + 2.750%)	7.106	01/31/31	1,116,837
979,627	(a)	CCC Intelligent Solutions Inc., Term Loan, (TSFR1M + 2.000%)	6.356	01/23/32	982,081
1,667,000	(a),(c)	Cloud Software Group Inc, (TBD)	TBD	TBD	1,671,734
2,625,000	(a)	Cotiviti Corporation, 2nd Amendment Term Loan, (TSFR1M + 2.750%)	7.079	03/29/32	2,622,808
6,224,449	(a)	Cotiviti Corporation, Term Loan, (TSFR1M + 2.750%)	7.079	05/01/31	6,216,046
2,394,000	(a)	Darktrace PLC, First Lien Term Loan, (TSFR3M + 3.250%)	7.570	10/09/31	2,400,979

46	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SOFTWARE & SERVICES (continued)
$1,113,391	(a)	DTI Holdco, Inc., Term Loan B, (TSFR1M + 4.000%)	8.356%	04/26/29	$1,100,631
7,879,735	(a),(f)	Ellucian Holdings, Inc., First Lien Term Loan B, (TSFR1M + 2.750%)	7.106	10/09/29	7,899,434
10,360,276	(a)	Epicor Software Corporation, Term Loan E, (TSFR1M + 2.750%)	7.106	05/30/31	10,390,321
2,065,392	(a)	Fortress Intermediate 3, Inc, Term Loan B, (TSFR1M + 3.000%)	7.322	06/27/31	2,071,847
2,877,995	(a)	Gen Digital Inc., Term Loan B, (TSFR1M + 1.750%)	6.106	09/12/29	2,877,319
5,167,035	(a)	Genesys Cloud Services Holdings II LLC, Term Loan B, (TSFR1M + 2.500%)	6.856	01/30/32	5,168,404
6,772,500	(a)	Informatica LLC, Term Loan B, (TSFR1M + 2.250%)	6.606	10/30/28	6,819,061
1,117,200	(a)	Javelin Buyer, Inc., First Lien Term Loan, (TSFR3M + 3.000%)	7.333	12/08/31	1,116,764
4,189,500	(a)	Kaseya Inc., First Lien Term Loan B, (TSFR1M + 3.250%)	7.606	03/22/32	4,205,881
6,319,939	(a)	McAfee, LLC, First Lien Term Loan B, (TSFR1M + 3.000%)	7.327	03/01/29	6,125,063
746,000	(a)	MedAssets Software Intermediate Holdings, Inc., Second Out Term Loan, (TSFR1M + 4.000%)	8.463	12/18/28	674,507
751,323	(a)	Mitchell International, Inc., First Lien Term Loan, (TSFR1M + 3.250%)	7.606	06/17/31	753,126
6,754,704	(a)	Open Text Corporation, Term Loan B, (TSFR1M + 1.750%)	6.106	01/31/30	6,764,836
1,492,500	(a)	PointClickCare Technologies, Inc., Term Loan B, (TSFR6M + 3.250%)	7.474	11/03/31	1,495,769
2,617,202	(a)	Polaris Newco LLC, Term Loan B, (TSFR3M + 3.750%)	8.320	06/05/28	2,572,553
4,105,972	(a)	Press Ganey Holdings, Inc., Repriced Term Loan B, (TSFR1M + 3.000%)	7.356	04/30/31	4,110,694
459,842	(a)	Project Alpha Intermediate Holding, Inc., First Lien Term Loan B, (TSFR3M + 3.250%)	7.542	10/28/30	461,509
720,131	(a)	Project Ruby Ultimate Parent Corp., Term Loan B, (TSFR1M + 2.750%)	7.215	03/10/28	721,932
1,143,000	(a),(c)	PROOFPOINT INC, (TBD)	TBD	TBD	1,146,218
3,282,327	(a)	Proofpoint, Inc., Term Loan, (TSFR1M + 3.000%)	7.356	08/31/28	3,291,567
3,484,492	(a)	Rackspace Finance, LLC, First Lien First Out Term Loan, (TSFR1M + 6.250%)	10.711	05/15/28	3,529,912
6,548,458	(a)	Rackspace Finance, LLC, First Lien Second Out Term Loan, (TSFR1M + 2.750%)	7.211	05/15/28	3,435,616
2,878,031	(a)	SS&C Technologies Inc., Term Loan B8, (TSFR1M + 2.000%)	6.356	05/09/31	2,891,082
1,995,000	(a)	Synechron Inc, Term Loan B, (TSFR3M + 3.750%)	8.058	10/03/31	1,997,494
1,700,389	(a)	Syniverse Holdings, Inc., Term Loan, (TSFR3M + 7.000%)	11.296	05/13/27	1,579,661
5,697,048	(a)	Tempo Acquisition LLC, Repriced Term Loan B, (TSFR1M + 1.750%)	6.106	08/31/28	5,688,588
14,936,072	(a)	UKG Inc., Term Loan B, (TSFR3M + 2.500%)	6.810	02/10/31	14,951,456
2,718,234	(a)	Vision Solutions, Inc., Incremental Term Loan, (TSFR3M + 4.000%)	8.570	04/24/28	2,639,528
535,957	(a)	VS Buyer, LLC, First Lien Term Loan B, (TSFR3M + 2.750%)	7.075	04/14/31	537,519
1,318,744	(a)	World Wide Technology Holding Co LLC, (CME Term SOFR 1 Month + 2.250%)	6.599	03/01/30	1,318,744
14,716,724	(a),(h)	X Corp., Term Loan, (TSFR3M + 6.500%)	10.958	10/29/29	14,366,024
2,954,000		X Corp., Term Loan	9.500	10/29/29	2,870,106
7,998,750	(a)	Zelis Payments Buyer, Inc., Term Loan B, (TSFR1M + 2.750%)	7.106	09/28/29	7,983,272

		TOTAL SOFTWARE & SERVICES			191,204,015

		TECHNOLOGY HARDWARE & EQUIPMENT - 3.3% (2.0% of Total Investments)
12,118,097	(a)	CommScope, Inc., Term Loan, (TSFR1M + 5.250%)	9.606	12/17/29	12,346,948
1,190,000	(a)	Delta TopCo, Inc., Term Loan B, (TSFR3M + 2.750%)	7.071	12/03/29	1,188,596
1,783,250	(a)	II‑VI Incorporated, First Lien Term Loan B, (TSFR1M + 2.000%)	6.356	07/02/29	1,790,383
1,298,871	(a)	Ingram Micro Inc., Term Loan, (TSFR3M + 2.250%)	6.560	09/22/31	1,306,717
5,228,730	(a)	Verifone Systems, Inc., Term Loan, (TSFR3M + 5.500%)	10.070	08/21/28	5,062,064
287,260	(a)	ViaSat, Inc., Term Loan, (TSFR1M + 4.500%)	8.971	03/05/29	284,207
5,611,721	(a)	ViaSat, Inc., Term Loan, (TSFR1M + 4.500%)	8.954	05/30/30	5,528,555

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			27,507,470

		TELECOMMUNICATION SERVICES - 6.6% (4.0% of Total Investments)
639,502	(a)	Altice France S.A., Term Loan B12, (Prime + 2.688%)	10.188	02/02/26	583,149
8,472,624	(a)	Altice France S.A., Term Loan B13, (Prime + 3.000%)	10.500	08/14/26	7,731,270
5,315,191	(a)	Altice France S.A., Term Loan B14, (TSFR3M + 5.500%)	9.818	08/31/28	4,955,592
1,159,267	(a)	Cincinnati Bell, Inc., Term Loan B2, (TSFR1M + 2.750%)	7.106	11/24/28	1,162,681
1,698,700	(a)	Connect Finco Sarl, Extended Term Loan B, (TSFR1M + 4.500%)	8.856	09/13/29	1,670,297

See Notes to Financial Statements	47

Portfolio of Investments July 31, 2025 (continued)
JQC

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TELECOMMUNICATION SERVICES (continued)
$581,141	(a),(d)	Cyxtera DC Holdings, Inc., Term Loan B	0.000%	05/01/26	$3,196
3,963,202	(a)	Digicel International Finance Limited, Term Loan, (TSFR3M + 4.875%), (cash 9.558%, PIK 2.250%)	7.029	05/27/27	3,983,018
3,467,000	(a),(c)	Digicel International Finance Ltd, (TBD)	TBD	TBD	3,467,000
4,208,876	(a)	Frontier Communications Corp., Term Loan B, (TSFR6M + 2.500%)	6.792	07/01/31	4,218,746
1,153,000	(a),(c)	LCPR Loan Financing LLC, Term Loan B, (TBD)	TBD	TBD	881,082
2,078,000	(a)	Level 3 Financing Inc., Term Loan B, (TSFR1M + 4.250%)	8.606	03/29/32	2,099,590
3,414,023	(a)	Lumen Technologies, Inc., Extended Term Loan B2, (TSFR1M + 2.350%)	6.821	04/15/30	3,398,831
4,634,866	(a)	Lumen Technologies, Inc., Term Loan A, (TSFR1M + 6.000%)	10.356	06/01/28	4,750,738
3,244,552	(a),(h)	Numericable Group SA, Term Loan B11, (Prime + 1.750%)	9.250	07/31/25	2,936,319
1,170,000	(a),(c)	Telesat LLC, (TBD)	TBD	TBD	746,712
9,544,000	(a),(h)	Zayo Group Holdings, Inc., Term Loan, (TSFR1M + 3.000%)	7.471	03/09/27	9,239,212
3,650,838	(a)	Ziggo Financing Partnership, Term Loan I, (TSFR1M + 2.500%)	6.956	04/28/28	3,532,697

		TOTAL TELECOMMUNICATION SERVICES			55,360,130

		TRANSPORTATION - 2.2% (1.3% of Total Investments)
508,563	(a)	Air Canada, Term Loan B, (TSFR1M + 2.000%)	6.353	03/21/31	509,198
134,636	(a)	American Airlines, Inc., First Lien Term Loan, (TSFR6M + 1.750%)	5.984	01/29/27	134,179
2,525,768	(a)	American Airlines, Inc., Term Loan, (TSFR3M + 2.250%)	6.575	04/20/28	2,518,823
3,549,866	(a),(h)	Brown Group Holding, LLC, Incremental Term Loan B2, (TSFR1M + TSFR3M + 2.500%)	6.803	07/01/31	3,560,037
2,148,941	(a)	Brown Group Holding, LLC, Term Loan B, (TSFR1M + 2.500%)	6.856	07/01/31	2,154,453
134,498	(a),(h)	Cubic Corp, (CME Term SOFR 3 Month + 1.000%)	5.320	05/01/29	98,916
939,000	(a),(h)	Cubic Corp, (CME Term SOFR 3 Month + 4.250%)	8.570	05/01/29	694,038
2,932,101	(a)	KKR Apple Bidco, LLC, Term Loan, (TSFR1M + 2.500%)	6.856	09/23/31	2,943,595
2,797,733	(a)	PODS, LLC, Term Loan B, (TSFR1M + 3.000%)	7.471	03/31/28	2,659,441
275,963	(a)	SkyMiles IP Ltd., Skymiles Term Loan B, (TSFR3M + 3.750%)	8.075	10/20/27	277,706
1,250,000	(a)	Stonepeak Nile Parent LLC, Term Loan B, (TSFR3M + 2.750%)	7.079	04/12/32	1,254,375
1,668,523	(a)	WestJet Loyalty LP, Term Loan B, (TSFR3M + 3.250%)	7.546	02/14/31	1,671,000

		TOTAL TRANSPORTATION			18,475,761

		UTILITIES - 2.3% (1.4% of Total Investments)
2,295,000	(a),(c)	Cornerstone Generation LLC, (TBD)	TBD	TBD	2,313,934
1,228,125	(a)	Invenergy Thermal Operating I LLC, Term Loan B, (TSFR3M + 3.500%)	7.796	05/06/32	1,242,248
81,875	(a)	Invenergy Thermal Operating I LLC, Term Loan C, (TSFR3M + 3.500%)	7.796	05/06/32	82,816
598,500	(a)	Long Ridge Energy LLC, Term Loan B, (TSFR3M + 4.500%)	8.796	02/19/32	592,267
1,500,000	(a),(c)	NRG Energy, Inc., Term Loan, (TBD)	TBD	TBD	1,502,602
6,462,525	(a)	Talen Energy Supply, LLC, Incremental Term Loan B, (TSFR3M + 2.500%)	6.808	12/15/31	6,485,241
7,184,237	(a)	Talen Energy Supply, LLC, Term Loan B, (TSFR3M + 2.500%)	6.808	05/17/30	7,210,065
298,628	(a),(f)	Vistra Operations Company LLC, First Lien Term Loan B3, (TSFR1M + 1.750%)	6.106	12/20/30	299,431

		TOTAL UTILITIES			19,728,604

		TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (Cost $978,368,551)			980,115,367

SHARES		DESCRIPTION			VALUE

		WARRANTS - 0.0% (0.0% of Total Investments)

		MEDIA & ENTERTAINMENT - 0.0% (0.0% of Total Investments)
4,644	(d)	Tenerity Inc			47

		TOTAL MEDIA & ENTERTAINMENT			47

		TOTAL WARRANTS (Cost $1,087,699)			47

		TOTAL LONG-TERM INVESTMENTS (Cost $1,322,888,239)			1,320,027,782

SHARES		DESCRIPTION	RATE		VALUE

		SHORT-TERM INVESTMENTS - 7.0% (4.3% of Total Investments)

48	See Notes to Financial Statements

SHARES	DESCRIPTION	RATE		VALUE

	INVESTMENT COMPANIES - 7.0% (4.3% of Total Investments)
58,662,854	BlackRock Liquidity Funds T-Fund	4.517	(j)	$58,662,854

	TOTAL INVESTMENT COMPANIES (Cost $58,662,854)			58,662,854

	TOTAL SHORT-TERM INVESTMENTS (Cost $58,662,854)			58,662,854

	TOTAL INVESTMENTS - 164.7% (Cost $1,381,551,093)			1,378,690,636

	BORROWINGS - (25.3)% (k),(l)			(211,600,000)

	REVERSE REPURCHASE AGREEMENTS, INCLUDING ACCRUED INTEREST - (17.0)%(m)			(142,656,632)

	TFP SHARES, NET - (16.6)%(n)			(139,314,490)

	OTHER ASSETS & LIABILITIES, NET - (5.8)%			(47,814,289)

	NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$837,305,225

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

PIK
Payment‑in‑kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

SOFR90A	90 Day Average Secured Overnight Financing Rate
TBD
Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

TSFR1M	CME Term Secured Overnight Financing Rate 1 Month
TSFR3M	CME Term Secured Overnight Financing Rate 3 Month
TSFR6M	CME Term Secured Overnight Financing Rate 6 Month

(a)	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
(b)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $272,419,354 or 19.8% of Total Investments.

(c)	When-issued or delayed delivery security.
(d)	For fair value measurement disclosure purposes, investment classified as Level 3.
(e)	Non‑income producing; issuer has not declared an ex‑dividend date within the past twelve months.
(f)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $198,196,181 have been pledged as collateral for reverse repurchase agreements.

(g)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment.
(h)	Portion of investment purchased on a delayed delivery basis.
(i)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(j)	The rate shown is the annualized seven‑day subsidized yield as of end of the reporting period.
(k)	Borrowings as a percentage of Total Investments is 15.3%.
(l)
The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(m)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 10.3%.
(n)	TFP Shares, Net as a percentage of Total Investments is 10.1%.

See Notes to Financial Statements	49

Portfolio of Investments July 31, 2025
JPC

SHARES		DESCRIPTION			VALUE

		LONG-TERM INVESTMENTS - 157.0% (99.5% of Total Investments)

		COMMON STOCKS - 0.0% (0.0% of Total Investments)

		MATERIALS - 0.0% (0.0% of Total Investments)
60		LyondellBasell Industries NV, Class A			$3,476

		TOTAL MATERIALS			3,476

		TOTAL COMMON STOCKS (Cost $0)			3,476

SHARES		DESCRIPTION	RATE		VALUE

		CONVERTIBLE PREFERRED SECURITIES - 0.8% (0.5% of Total Investments)

		BANKS - 0.8% (0.5% of Total Investments)
5,849		Bank of America Corp	7.250%		7,135,780
11,949		Wells Fargo & Co	7.500		14,154,068

		TOTAL BANKS			21,289,848

		TOTAL CONVERTIBLE PREFERRED SECURITIES (Cost $24,885,224)			21,289,848

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CORPORATE BONDS - 140.8% (89.2% of Total Investments) (a)

		AUTOMOBILES & COMPONENTS - 0.9% (0.5% of Total Investments)
$14,869,000	(b),(c)	General Motors Financial Co Inc	5.750	N/A	14,520,160
8,014,000	(b),(c)	General Motors Financial Co Inc	5.700	N/A	7,818,317

		TOTAL AUTOMOBILES & COMPONENTS			22,338,477

		BANKS - 82.5% (52.2% of Total Investments)
4,825,000	(b),(d),(e)	Australia & New Zealand Banking Group Ltd/United Kingdom	6.750	N/A	4,893,938
17,520,000	(b),(e),(f)	Banco Bilbao Vizcaya Argentaria SA	6.125	N/A	17,364,324
12,400,000	(b),(e),(f)	Banco Bilbao Vizcaya Argentaria SA	7.750	N/A	12,849,938
34,227,000	(b),(e)	Banco Bilbao Vizcaya Argentaria SA	9.375	N/A	37,973,487
5,440,000	(b),(d),(e)	Banco Mercantil del Norte SA/Grand Cayman	7.500	N/A	5,452,550
3,120,000	(b),(d),(e)	Banco Mercantil del Norte SA/Grand Cayman	7.625	N/A	3,149,902
23,940,300	(b),(d),(e)	Banco Mercantil del Norte SA/Grand Cayman	8.750	N/A	24,506,254
44,600,000	(b),(e)	Banco Santander SA	9.625	N/A	52,675,811
9,505,000	(b),(e)	Banco Santander SA	4.750	N/A	9,296,136
43,400,000	(b),(e)	Banco Santander SA	8.000	N/A	46,700,440
39,863,000	(b),(c)	Bank of America Corp	6.625	N/A	40,821,825
45,134,000	(b),(c)	Bank of America Corp	6.125	N/A	45,525,673
20,657,000	(b),(c)	Bank of America Corp	6.250	N/A	20,585,938
10,850,000	(b),(c)	Bank of America Corp	4.375	N/A	10,589,497
4,450,000	(b),(c)	Bank of America Corp	6.300	N/A	4,467,426
8,080,000	(c)	Bank of Montreal	7.700	05/26/84	8,452,924
22,100,000	(c)	Bank of Montreal	7.300	11/26/84	22,931,291
19,244,000	(c)	Bank of Montreal	6.875	11/26/85	19,282,488
9,650,000	(c),(f)	Bank of Nova Scotia/The	8.000	01/27/84	10,287,035
10,550,000	(c),(f)	Bank of Nova Scotia/The	8.625	10/27/82	11,205,387
74,337,000	(b),(e),(f)	Barclays PLC	9.625	N/A	83,969,588
10,405,000	(b),(e),(f)	Barclays PLC	7.625	N/A	10,599,237
27,554,000	(b),(e)	Barclays PLC	8.000	N/A	29,202,886
10,317,000	(b),(e)	Barclays PLC	6.125	N/A	10,329,891
10,170,000	(b),(d),(e)	BNP Paribas SA	7.450	N/A	10,360,687
10,656,000	(b),(d),(e)	BNP Paribas SA	7.375	N/A	10,954,762
28,795,000	(b),(d),(e),(f)	BNP Paribas SA	9.250	N/A	30,991,943
33,437,000	(b),(d),(e)	BNP Paribas SA	8.500	N/A	35,653,305
50,999,000	(b),(d),(e)	BNP Paribas SA	8.000	N/A	54,567,400
38,066,000	(b),(d),(e)	BNP Paribas SA	7.750	N/A	40,261,571
17,581,000	(c)	Canadian Imperial Bank of Commerce	7.000	10/28/85	17,739,229
19,525,000	(c)	Canadian Imperial Bank of Commerce	6.950	01/28/85	19,629,975
11,815,000	(b),(c)	Citigroup Inc	6.875	N/A	11,915,428
11,000,000	(b),(c)	Citigroup Inc	6.950	N/A	11,089,122
16,219,000	(b),(c),(f)	Citigroup Inc	7.000	N/A	16,850,941
20,263,000	(b),(c)	Citigroup Inc	6.250	N/A	20,376,919

50	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		BANKS (continued)
$9,291,000	(b),(c)	Citigroup Inc	7.375%	N/A	$9,652,058
42,832,000	(b),(c),(g)	Citigroup Inc	7.625	N/A	44,682,000
33,702,000	(b),(c),(g)	Citigroup Inc	7.125	N/A	34,468,990
5,529,000	(b),(c),(h)	Citizens Financial Group Inc (TSFR3M + 3.419%)	7.704	N/A	5,529,697
3,976,000	(b),(c)	Citizens Financial Group Inc	5.650	N/A	3,965,973
7,000,000	(b),(c),(h)	Citizens Financial Group Inc (TSFR3M + 3.265%)	7.550	N/A	7,001,057
14,700,000	(b),(c),(f)	CoBank ACB	6.450	N/A	14,793,169
47,227,000	(b),(d),(e)	Credit Agricole SA	6.700	N/A	47,244,710
45,870,000	(b),(d),(e),(f)	Credit Agricole SA	8.125	N/A	46,382,368
4,466,000	(b),(e)	Credit Agricole SA, Reg S	8.125	N/A	4,515,885
16,256,000	(b),(c),(h)	Fifth Third Bancorp (TSFR3M + 3.295%)	7.590	N/A	16,233,438
1,225,000	(b),(c)	Fifth Third Bancorp	4.500	N/A	1,220,610
18,714,000	(b),(c),(f),(h)	First Citizens BancShares Inc/NC (TSFR3M + 4.234%)	8.552	N/A	19,410,180
33,211,000	(b),(e)	HSBC Holdings PLC	8.000	N/A	35,115,352
62,501,000	(b),(e),(f),(g)	HSBC Holdings PLC	6.950	N/A	64,122,276
10,713,000	(b),(e)	HSBC Holdings PLC	6.500	N/A	10,908,919
12,590,000	(b),(e),(f)	HSBC Holdings PLC	6.950	N/A	12,870,568
20,269,000	(b),(e)	HSBC Holdings PLC	6.875	N/A	20,890,265
20,300,000	(b),(c)	Huntington Bancshares Inc/OH	5.625	N/A	20,794,670
25,000,000	(b),(c)	Huntington Bancshares Inc/OH	4.450	N/A	24,557,483
30,760,000	(b),(e),(g)	ING Groep NV	5.750	N/A	30,662,383
37,748,000	(b),(e)	ING Groep NV, Reg S	7.500	N/A	39,337,455
32,590,000	(b),(d),(e)	Intesa Sanpaolo SpA	7.700	N/A	32,671,410
3,600,000	(c),(f)	JPMorgan Chase & Co	8.750	09/01/30	4,246,668
29,237,000	(b),(c)	JPMorgan Chase & Co	6.500	N/A	29,970,381
13,830,000	(b),(c),(g)	JPMorgan Chase & Co	3.650	N/A	13,600,357
59,179,000	(b),(c),(g)	JPMorgan Chase & Co	6.875	N/A	61,852,293
2,800,000	(b),(c)	KeyCorp	5.000	N/A	2,757,060
8,000,000	(c),(f)	KeyCorp Capital III	7.750	07/15/29	8,476,913
48,266,000	(b),(e)	Lloyds Banking Group PLC	8.000	N/A	51,549,343
16,921,000	(b),(e)	Lloyds Banking Group PLC	6.750	N/A	16,815,579
8,225,000	(b),(e)	Lloyds Banking Group PLC	7.500	N/A	8,251,534
2,395,000	(b),(c)	M&T Bank Corp	5.125	N/A	2,368,527
5,960,000	(b),(c)	M&T Bank Corp	3.500	N/A	5,727,945
9,005,000	(b),(d),(e)	Macquarie Bank Ltd/London	6.125	N/A	9,093,816
10,450,000	(b),(e)	NatWest Group PLC	6.000	N/A	10,465,372
57,987,000	(b),(e),(f)	NatWest Group PLC	8.125	N/A	63,530,056
19,349,000	(b),(e)	NatWest Group PLC	7.300	N/A	19,991,987
17,000,000	(b),(d),(e)	Nordea Bank Abp	6.300	N/A	16,858,963
12,501,000	(b),(d),(e)	Nordea Bank Abp	6.625	N/A	12,570,593
34,335,000	(b),(c),(g)	PNC Financial Services Group Inc/The	6.250	N/A	34,725,938
9,520,000	(b),(c)	PNC Financial Services Group Inc/The	3.400	N/A	9,173,200
6,605,000	(b),(c)	PNC Financial Services Group Inc/The	6.000	N/A	6,617,672
18,235,000	(b),(c)	PNC Financial Services Group Inc/The	6.200	N/A	18,432,084
19,356,000	(c)	Royal Bank of Canada	6.750	08/24/85	19,568,916
29,545,000	(b),(d),(e)	Societe Generale SA	9.375	N/A	31,621,807
8,430,000	(b),(d),(e)	Societe Generale SA	8.500	N/A	8,933,870
33,667,000	(b),(d),(e)	Societe Generale SA	10.000	N/A	37,113,760
24,100,000	(b),(c),(d)	Standard Chartered PLC	7.014	N/A	24,861,560
7,585,000	(b),(d),(e)	Standard Chartered PLC	7.750	N/A	7,890,031
32,700,000	(c)	Toronto-Dominion Bank/The	8.125	10/31/82	34,468,678
67,724,000	(b),(c),(g)	Truist Financial Corp	6.669	N/A	67,680,006
6,687,000	(b),(c),(g)	Truist Financial Corp	5.100	N/A	6,581,892
25,832,000	(b),(c)	Wells Fargo & Co	7.625	N/A	27,496,950
24,770,000	(c),(f)	Wells Fargo & Co	7.950	11/15/29	27,530,478
31,027,000	(b),(c),(f)	Wells Fargo & Co	3.900	N/A	30,737,524
52,985,000	(b),(c),(f),(g)	Wells Fargo & Co	6.850	N/A	54,882,976

		TOTAL BANKS			2,156,980,793

		CAPITAL GOODS - 1.2% (0.8% of Total Investments)
8,660,000	(b),(c)	Air Lease Corp	4.650	N/A	8,554,504
4,837,000	(b),(c)	Air Lease Corp	4.125	N/A	4,735,530
9,254,000	(b),(c)	Air Lease Corp	6.000	N/A	9,090,502

See Notes to Financial Statements	51

Portfolio of Investments July 31, 2025 (continued)
JPC

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CAPITAL GOODS (continued)
$1,960,000	(c),(d)	ILFC E‑Capital Trust I	6.430%	12/21/65	$1,638,963
8,474,000	(c),(d)	ILFC E‑Capital Trust I	6.680	12/21/65	7,187,584

		TOTAL CAPITAL GOODS			31,207,083

		ENERGY - 6.7% (4.3% of Total Investments)
2,798,000	(c)	Enbridge Inc	5.500	07/15/77	2,770,197
22,395,000	(c)	Enbridge Inc	5.750	07/15/80	22,171,021
17,110,000	(c)	Enbridge Inc	7.625	01/15/83	18,161,255
1,900,000	(c)	Enbridge Inc	8.250	01/15/84	2,020,152
38,512,000	(c)	Enbridge Inc	8.500	01/15/84	43,374,718
2,550,000	(b),(c)	Energy Transfer LP	6.625	N/A	2,536,738
23,921,000	(b),(c)	Energy Transfer LP	7.125	N/A	24,491,133
4,074,000	(b),(c)	Energy Transfer LP	6.500	N/A	4,081,773
4,990,000	(c),(f)	Energy Transfer LP	8.000	05/15/54	5,315,772
7,362,000	(c),(d),(f)	South Bow Canadian Infrastructure Holdings Ltd	7.500	03/01/55	7,648,662
3,490,000	(c),(f)	Transcanada Trust	5.875	08/15/76	3,482,739
2,468,000	(c)	Transcanada Trust	5.500	09/15/79	2,421,380
16,135,000	(c)	Transcanada Trust	5.600	03/07/82	15,690,650
22,350,000	(b),(c),(d)	Venture Global LNG Inc	9.000	N/A	22,355,699

		TOTAL ENERGY			176,521,889

		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.6% (0.4% of Total Investments)
16,100,000	(c),(d),(f)	Scentre Group Trust 2	5.125	09/24/80	15,831,169

		TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)			15,831,169

		FINANCIAL SERVICES - 20.9% (13.2% of Total Investments)
22,551,000	(c),(f)	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.950	03/10/55	23,592,871
18,100,000	(c),(f)	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.500	01/31/56	18,321,073
11,402,000	(b),(c)	Ally Financial Inc	4.700	N/A	11,068,244
14,190,000	(b),(c),(f)	Ally Financial Inc	4.700	N/A	12,944,046
8,050,000	(b),(c),(d)	American AgCredit Corp	5.250	N/A	7,808,500
3,015,000	(b),(c),(d)	Capital Farm Credit ACA	5.000	N/A	2,984,850
17,115,000	(b),(c),(f)	Capital One Financial Corp	3.950	N/A	16,698,164
1,610,000	(b),(c)	Capital One Financial Corp	5.500	N/A	1,592,068
41,640,000	(b),(c),(g)	Charles Schwab Corp/The	4.000	N/A	41,046,922
1,350,000	(b),(c),(d)	Compeer Financial ACA	4.875	N/A	1,306,125
3,989,000	(c),(f)	Corebridge Financial Inc	6.875	12/15/52	4,096,987
8,455,000	(b),(d),(i)	Credit Suisse Group AG	7.500	N/A	993,463
13,505,000	(i)	Credit Suisse Group AG	7.500	06/11/72	1,586,838
9,090,000	(i)	Credit Suisse Group AG	6.380	02/21/72	1,068,075
10,229,000	(i)	Credit Suisse Group AG	7.250	03/12/72	1,201,908
18,750,000	(i)	Credit Suisse Group AG	0.000	01/17/72	2,203,125
15,815,000	(b),(e)	Deutsche Bank AG	6.000	N/A	15,752,937
32,800,000	(b),(e)	Deutsche Bank AG, Reg S	8.130	N/A	34,390,800
25,062,000	(b),(c)	Goldman Sachs Group Inc/The	6.125	N/A	24,782,829
8,120,000	(b),(c)	Goldman Sachs Group Inc/The	5.300	N/A	8,097,188
23,482,000	(b),(c),(f)	Goldman Sachs Group Inc/The	6.850	N/A	23,981,217
30,394,000	(b),(c)	Goldman Sachs Group Inc/The	7.500	N/A	31,756,563
32,355,000	(b),(c)	Goldman Sachs Group Inc/The	7.500	N/A	34,175,098
27,937,000	(b),(c)	Goldman Sachs Group Inc/The	7.379	N/A	28,043,161
2,000,000	(b),(e)	Julius Baer Group Ltd, Reg S	7.500	N/A	2,020,000
9,110,000	(b),(e)	Nomura Holdings Inc	7.000	N/A	9,224,367
16,795,000	(b),(c)	State Street Corp	6.700	N/A	17,315,578
48,572,000	(b),(d),(e)	UBS Group AG	9.250	N/A	56,936,244
31,385,000	(b),(d),(e)	UBS Group AG	9.250	N/A	34,446,010
37,460,000	(b),(d),(e)	UBS Group AG	7.750	N/A	39,930,262
7,033,000	(b),(d),(e)	UBS Group AG	7.000	N/A	7,033,000
27,956,000	(b),(c),(g)	Voya Financial Inc	7.758	N/A	29,535,514

		TOTAL FINANCIAL SERVICES			545,934,027

		FOOD, BEVERAGE & TOBACCO - 2.3% (1.5% of Total Investments)
10,855,000	(b),(c),(d)	Dairy Farmers of America Inc	7.125	N/A	10,312,250
30,110,000	(b),(c),(d)	Land O’ Lakes Inc	8.000	N/A	28,567,766
16,840,000	(b),(c),(d)	Land O’ Lakes Inc	7.250	N/A	14,418,239

52	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		FOOD, BEVERAGE & TOBACCO (continued)
$9,260,000	(b),(c),(d)	Land O’ Lakes Inc	7.000%	N/A	$7,714,506

		TOTAL FOOD, BEVERAGE & TOBACCO			61,012,761

		HEALTH CARE EQUIPMENT & SERVICES - 0.4% (0.3% of Total Investments)
6,678,000	(c),(f)	CVS Health Corp	6.750	12/10/54	6,683,530
3,792,000	(c),(f)	CVS Health Corp	7.000	03/10/55	3,901,361

		TOTAL HEALTH CARE EQUIPMENT & SERVICES			10,584,891

		INSURANCE - 12.5% (7.9% of Total Investments)
1,895,000	(c)	Aegon Ltd	5.500	04/11/48	1,897,841
17,894,000	(c),(f)	Assurant Inc	7.000	03/27/48	18,277,248
14,909,000	(c),(d)	Assured Guaranty Municipal Holdings Inc	6.400	12/15/66	13,743,267
3,725,000	(c),(f)	AXIS Specialty Finance LLC	4.900	01/15/40	3,583,592
19,473,000	(c),(f)	Corebridge Financial Inc	6.375	09/15/54	19,441,820
14,208,000	(c),(f)	Enstar Finance LLC	5.500	01/15/42	13,966,750
8,444,000	(c),(d)	Enstar Group Ltd	7.500	04/01/45	8,720,229
2,670,000	(c),(d)	Fidelis Insurance Holdings Ltd	6.625	04/01/41	2,656,275
19,860,000	(c),(d),(f)	Liberty Mutual Group Inc	7.800	03/15/37	23,198,755
6,150,000	(c),(d),(f)	Liberty Mutual Insurance Co	7.697	10/15/97	6,705,324
20,900,000	(c),(d),(f)	MetLife Inc	7.875	12/15/37	22,802,631
9,417,000	(c),(f)	MetLife Inc	6.350	03/15/55	9,666,155
2,215,000	(b),(c)	MetLife Inc	5.875	N/A	2,252,622
3,000,000	(c)	MetLife Inc	10.750	08/01/39	3,983,910
43,519,000	(c),(d),(f)	MetLife Inc	9.250	04/08/38	51,491,072
31,538,000	(c),(f)	Nationwide Financial Services Inc	6.750	05/15/37	31,263,329
18,531,000	(d)	Omnis Funding Trust	6.722	05/15/55	19,166,231
13,185,000	(c)	PartnerRe Finance B LLC	4.500	10/01/50	12,253,680
10,126,000	(b),(e)	Phoenix Group Holdings PLC, Reg S	8.500	N/A	10,679,285
8,238,000	(c)	Provident Financing Trust I	7.405	03/15/38	8,777,959
7,770,000	(c),(f)	Prudential Financial Inc	6.500	03/15/54	8,069,617
2,890,000	(c)	Prudential Financial Inc	5.125	03/01/52	2,799,625
3,000,000	(c)	Prudential Financial Inc	6.000	09/01/52	3,043,146
5,000,000	(c)	QBE Insurance Group Ltd, Reg S	5.875	06/17/46	5,020,615
11,975,000	(b),(c),(d)	SBL Holdings Inc	9.508	N/A	12,184,562
11,535,000	(b),(c),(d)	SBL Holdings Inc	6.500	N/A	10,732,310

		TOTAL INSURANCE			326,377,850

		MATERIALS - 0.5% (0.3% of Total Investments)
13,149,000	(b),(c),(d)	Cemex SAB de CV	7.200	N/A	13,424,471

		TOTAL MATERIALS			13,424,471

		MEDIA & ENTERTAINMENT - 0.2% (0.1% of Total Investments)
4,065,000	(c)	Paramount Global	6.375	03/30/62	4,004,015

		TOTAL MEDIA & ENTERTAINMENT			4,004,015

		TELECOMMUNICATION SERVICES - 2.5% (1.6% of Total Investments)
12,777,000	(c),(f)	Bell Telephone Co of Canada or Bell Canada	7.000	09/15/55	12,967,251
15,291,000	(c),(f)	Rogers Communications Inc	7.125	04/15/55	15,647,329
10,707,000	(c)	TELUS Corp	7.000	10/15/55	10,839,949
24,020,000	(c)	Vodafone Group PLC	7.000	04/04/79	25,100,732
2,315,000	(c)	Vodafone Group PLC	4.125	06/04/81	2,131,932

		TOTAL TELECOMMUNICATION SERVICES			66,687,193

		UTILITIES - 9.6% (6.1% of Total Investments)
4,975,000	(c),(d),(f)	AES Andes SA	8.150	06/10/55	5,208,984
9,298,000	(c),(f)	AES Corp/The	7.600	01/15/55	9,391,389
13,436,000	(c)	AES Corp/The	6.950	07/15/55	12,945,880
6,156,000	(c),(d),(f)	AltaGas Ltd	7.200	10/15/54	6,203,173
8,859,000	(c)	American Electric Power Co Inc	3.875	02/15/62	8,542,762
14,809,000	(c),(f)	CMS Energy Corp	6.500	06/01/55	14,932,107
6,029,000	(c),(f)	Dominion Energy Inc	7.000	06/01/54	6,431,792
5,393,000	(c)	Dominion Energy Inc	6.625	05/15/55	5,526,089
7,065,000	(c),(f)	Duke Energy Corp	6.450	09/01/54	7,274,260
4,117,000	(c)	Edison International	7.875	06/15/54	3,946,160
6,470,000	(c),(f)	Edison International	8.125	06/15/53	6,344,324
5,684,000	(b),(c)	Edison International	5.375	N/A	5,404,813
4,680,000	(b),(c)	Edison International	5.000	N/A	4,116,207

See Notes to Financial Statements	53

Portfolio of Investments July 31, 2025 (continued)
JPC

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		UTILITIES (continued)
$41,756,000	(c),(f)	Emera Inc	6.750%	06/15/76	$42,058,105
16,384,000	(c),(f)	Entergy Corp	7.125	12/01/54	16,961,996
10,092,000	(c),(f)	EUSHI Finance Inc	7.625	12/15/54	10,544,394
13,706,000	(c),(f)	NextEra Energy Capital Holdings Inc	6.750	06/15/54	14,300,498
6,412,000	(c),(f)	PG&E Corp	7.375	03/15/55	6,187,467
13,190,000	(b),(c)	Sempra	4.875	N/A	13,127,760
8,976,000	(c)	Sempra	4.125	04/01/52	8,667,863
12,480,000	(c),(f)	Sempra	6.550	04/01/55	12,041,820
1,745,000	(b),(c),(d)	Vistra Corp	7.000	N/A	1,762,036
12,725,000	(b),(c),(d)	Vistra Corp	8.000	N/A	12,988,611
15,732,000	(b),(c),(d)	Vistra Corp	8.875	N/A	17,049,996

		TOTAL UTILITIES			251,958,486

		TOTAL CORPORATE BONDS (Cost $3,612,717,746)			3,682,863,105

SHARES		DESCRIPTION	RATE		VALUE

		PREFERRED STOCK - 13.1% (8.3% of Total Investments)

		BANKS - 2.5% (1.6% of Total Investments)
304,913		Fifth Third Bancorp	8.267		7,793,576
825,668		KeyCorp	6.125		20,608,673
659,461		KeyCorp	6.200		16,433,768
157,850		KeyCorp	5.625		3,491,642
145,950		KeyCorp	5.650		3,226,955
517,064		Regions Financial Corp	5.700		12,859,382
4,825		Synovus Financial Corp	8.397		126,560

		TOTAL BANKS			64,540,556

		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.2% (0.1% of Total Investments)
85,181		Prologis Inc	8.540		4,663,660

		TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)			4,663,660

		FINANCIAL SERVICES - 4.7% (3.0% of Total Investments)
582,225		Bank of New York Mellon Corp/The	6.150		15,033,049
146,670		Capital One Financial Corp	5.000		2,884,999
381,058		Equitable Holdings Inc	5.250		7,880,279
102,771		Equitable Holdings Inc	4.300		1,730,664
116,785		Morgan Stanley	6.375		2,911,450
631,349		Morgan Stanley	7.125		16,055,205
842,201		Morgan Stanley	5.850		20,061,228
774,375		Morgan Stanley	6.625		19,947,900
79,400		Morgan Stanley	6.500		2,032,640
746,004		Morgan Stanley	6.875		18,836,601
144,314		Synchrony Financial	5.625		2,844,429
494,554		Voya Financial Inc	5.350		12,190,756

		TOTAL FINANCIAL SERVICES			122,409,200

		FOOD, BEVERAGE & TOBACCO - 1.6% (1.0% of Total Investments)
117,770		CHS Inc	7.875		3,145,637
577,198		CHS Inc	7.100		14,764,725
711,041		CHS Inc	6.750		17,456,056
56,400	(d)	Dairy Farmers of America Inc	7.875		5,414,400

		TOTAL FOOD, BEVERAGE & TOBACCO			40,780,818

		INSURANCE - 3.5% (2.2% of Total Investments)
437,400		American National Group Inc	7.375		11,066,220
434,249		American National Group Inc	6.625		10,986,500
124,080		Aspen Insurance Holdings Ltd	5.625		2,549,844
319,325		Aspen Insurance Holdings Ltd	7.125		7,887,328
96,786		Assurant Inc	5.250		1,909,588
206,658		Athene Holding Ltd	7.750		5,426,839
876,205		Athene Holding Ltd	6.350		21,808,742
80,000		Axis Capital Holdings Ltd	5.500		1,645,600
63,400		Delphi Financial Group Inc	7.778		1,537,450
537,770		Enstar Group Ltd	7.000		11,992,271
335,932		Reinsurance Group of America Inc	5.750		8,337,832

54	See Notes to Financial Statements

SHARES		DESCRIPTION	RATE		VALUE

		INSURANCE (continued)
207,319		Reinsurance Group of America Inc	7.125%		$5,373,709
88,536		Selective Insurance Group Inc	4.600		1,540,526

		TOTAL INSURANCE			92,062,449

		TELECOMMUNICATION SERVICES - 0.5% (0.3% of Total Investments)
686,314	(f)	AT&T Inc	4.750		13,383,123

		TOTAL TELECOMMUNICATION SERVICES			13,383,123

		UTILITIES - 0.1% (0.1% of Total Investments)
154,489		NextEra Energy Capital Holdings Inc	5.650		3,477,547

		TOTAL UTILITIES			3,477,547

		TOTAL PREFERRED STOCK (Cost $350,423,099)			341,317,353

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.3% (1.5% of Total Investments)
$15,688,000	(b)	CoBank ACB	6.250	N/A	15,745,512
4,883,000	(b)	CoBank ACB	7.250	N/A	5,020,281
15,425,000	(b),(f)	CoBank ACB	7.125	N/A	15,924,107
6,450,000	(b),(d),(f)	Farm Credit Bank of Texas	6.200	N/A	6,401,625
7,694,000	(b),(d),(f)	Farm Credit Bank of Texas	7.750	N/A	7,968,360
9,543,000	(b)	Farm Credit Bank of Texas	7.000	N/A	9,686,145

		TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $59,858,931)			60,746,030

		TOTAL LONG-TERM INVESTMENTS (Cost $4,047,885,000)			4,106,219,812

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 0.8%(0.5% of Total Investments)

		REPURCHASE AGREEMENTS - 0.8% (0.5% of Total Investments)
16,725,000	(j)	Fixed Income Clearing Corporation	4.330	08/01/25	16,725,000
5,251,515	(k)	Fixed Income Clearing Corporation	1.360	08/01/25	5,251,515

		TOTAL REPURCHASE AGREEMENTS (Cost $21,976,515)			21,976,515

		TOTAL SHORT-TERM INVESTMENTS (Cost $21,976,515)			21,976,515

		TOTAL INVESTMENTS - 157.8% (Cost $4,069,861,515)			4,128,196,327

		BORROWINGS - (24.8)% (l),(m)			(649,000,000)

		REVERSE REPURCHASE AGREEMENTS, INCLUDING ACCRUED INTEREST - (18.0)%(n)			(471,894,299)

		TFP SHARES, NET - (16.0)%(o)			(418,746,094)

		OTHER ASSETS & LIABILITIES, NET - 1.0%			26,890,135

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$2,615,446,069

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
TSFR3M	CME Term Secured Overnight Financing Rate 3 Month

(a)	Contains $1,000 Par Preferred and/or Contingent Capital Securities.
(b)	Perpetual security. Maturity date is not applicable.
(c)	$1,000 Par Institutional Preferred security. As of the end of the period, the percent of $1,000 Par Institutional Preferred securities was 55.1% of Total Investments.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $1,010,970,804 or 24.5% of Total Investments.
(e)	Contingent Capital Securities (“CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level. As of the end of the reporting period, the Fund’s total investment in CoCos was 33.5% of Total Investments.

See Notes to Financial Statements	55

Portfolio of Investments July 31, 2025 (continued)
JPC

(f)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $885,971,036 have been pledged as collateral for reverse repurchase agreements.
(g)	Investment, or portion of investment, is hypothecated. The total value of investments hypothecated as of the end of the reporting period was $370,852,609.
(h)	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
(i)	For fair value measurement disclosure purposes, investment classified as Level 3.
(j)	Agreement with Fixed Income Clearing Corporation, 4.330% dated 7/31/25 to be repurchased at $16,727,012 on 8/1/25, collateralized by Government Agency Securities, with coupon rate 1.125% and maturity date 8/15/40, valued at $17,059,520.
(k)	Agreement with Fixed Income Clearing Corporation, 1.360% dated 7/31/25 to be repurchased at $5,251,713 on 8/1/25, collateralized by Government Agency Securities, with coupon rate 4.750% and maturity date 5/15/55, valued at $5,356,656.
(l)	Borrowings as a percentage of Total Investments is 15.7%.
(m)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $1,418,716,507 have been pledged as collateral for borrowings.
(n)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 11.4%.
(o)	TFP Shares, Net as a percentage of Total Investments is 10.1%.
Investments in Derivatives

Futures Contracts - Long
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10‑Year Note	1,530	9/25	$168,026,022	$169,925,625	$1,899,603
U.S. Treasury Ultra Bond	137	9/25	15,698,969	16,071,813	372,844
Total			$183,724,991	$185,997,438	$2,272,447

Interest Rate Swaps - OTC Uncleared

Counterparty	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date(a)	Optional Termination Date	Maturity Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	Receive	SOFR	2.364%	Monthly	7/01/19	7/01/26	7/01/28	$138,000,000	$2,390,002	$2,390,002

SOFR	Secured Overnight Financing Rate

(a)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

56	See Notes to Financial Statements

Portfolio of Investments July 31, 2025
JPI

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 155.1% (99.5% of Total Investments)

		CORPORATE BONDS - 136.8% (87.7% of Total Investments) (a)

		AUTOMOBILES & COMPONENTS - 0.8% (0.5% of Total Investments)
$1,483,000	(b),(c)	General Motors Financial Co Inc	5.750%	N/A	$1,448,208
900,000	(b),(c)	General Motors Financial Co Inc	5.700	N/A	878,024

		TOTAL AUTOMOBILES & COMPONENTS			2,326,232

		BANKS - 78.4% (50.3% of Total Investments)
620,000	(b),(d),(e)	Australia & New Zealand Banking Group Ltd/United Kingdom	6.750	N/A	628,858
2,810,000	(b),(e)	Banco Bilbao Vizcaya Argentaria SA	6.125	N/A	2,785,031
1,400,000	(b),(e),(f)	Banco Bilbao Vizcaya Argentaria SA	7.750	N/A	1,450,799
3,642,000	(b),(e)	Banco Bilbao Vizcaya Argentaria SA	9.375	N/A	4,040,653
1,000,000	(b),(d),(e)	Banco Mercantil del Norte SA/Grand Cayman	7.500	N/A	1,002,307
2,579,500	(b),(d),(e)	Banco Mercantil del Norte SA/Grand Cayman	8.750	N/A	2,640,480
5,000,000	(b),(e),(f)	Banco Santander SA	9.625	N/A	5,905,360
1,060,000	(b),(e)	Banco Santander SA	4.750	N/A	1,036,707
4,400,000	(b),(e)	Banco Santander SA	8.000	N/A	4,734,607
4,862,000	(b),(c)	Bank of America Corp	6.625	N/A	4,978,946
2,000,000	(b),(c)	Bank of America Corp	6.125	N/A	2,017,356
2,215,000	(b),(c)	Bank of America Corp	6.250	N/A	2,207,380
570,000	(b),(c)	Bank of America Corp	4.375	N/A	556,315
2,350,000	(b),(c)	Bank of America Corp	6.300	N/A	2,359,203
800,000	(c)	Bank of Montreal	7.700	05/26/84	836,923
2,383,000	(c)	Bank of Montreal	7.300	11/26/84	2,472,637
2,064,000	(c)	Bank of Montreal	6.875	11/26/85	2,068,128
975,000	(c),(f)	Bank of Nova Scotia/The	8.000	01/27/84	1,039,364
1,117,000	(b),(e),(f)	Barclays PLC	7.625	N/A	1,137,852
7,914,000	(b),(e),(g)	Barclays PLC	9.625	N/A	8,939,496
2,954,000	(b),(e),(f)	Barclays PLC	8.000	N/A	3,130,773
1,106,000	(b),(e)	Barclays PLC	6.125	N/A	1,107,382
1,116,000	(b),(d),(e)	BNP Paribas SA	7.450	N/A	1,136,925
2,093,000	(b),(d),(e)	BNP Paribas SA	7.375	N/A	2,151,681
1,360,000	(b),(d),(e)	BNP Paribas SA	9.250	N/A	1,463,763
3,890,000	(b),(d),(e),(f)	BNP Paribas SA	8.500	N/A	4,147,841
5,474,000	(b),(d),(e)	BNP Paribas SA	8.000	N/A	5,857,016
4,085,000	(b),(d),(e)	BNP Paribas SA	7.750	N/A	4,320,615
2,105,000	(c)	Canadian Imperial Bank of Commerce	6.950	01/28/85	2,116,317
2,004,000	(c)	Canadian Imperial Bank of Commerce	7.000	10/28/85	2,022,036
1,269,000	(b),(c)	Citigroup Inc	6.875	N/A	1,279,786
1,170,000	(b),(c),(f)	Citigroup Inc	6.250	N/A	1,176,578
2,315,000	(b),(c),(f),(g)	Citigroup Inc	7.375	N/A	2,404,963
1,785,000	(b),(c)	Citigroup Inc	7.625	N/A	1,862,098
4,555,000	(b),(c),(g)	Citigroup Inc	7.125	N/A	4,658,663
1,853,000	(b),(c)	Citigroup Inc	7.000	N/A	1,925,198
1,700,000	(b),(c)	Citigroup Inc	6.950	N/A	1,713,773
880,000	(b),(c),(h)	Citizens Financial Group Inc (TSFR3M + 3.419%)	7.704	N/A	880,111
5,090,000	(b),(d),(e)	Credit Agricole SA	6.700	N/A	5,091,909
4,644,000	(b),(d),(e)	Credit Agricole SA	8.125	N/A	4,695,873
275,000	(b),(c),(h)	Fifth Third Bancorp (TSFR3M + 3.295%)	7.590	N/A	274,618
1,065,000	(b),(c)	Fifth Third Bancorp	4.500	N/A	1,061,184
1,835,000	(b),(c),(h)	First Citizens BancShares Inc/NC (TSFR3M + 4.234%)	8.552	N/A	1,903,264
1,352,000	(b),(e),(f)	HSBC Holdings PLC	6.950	N/A	1,382,129
1,650,000	(b),(e)	HSBC Holdings PLC	6.500	N/A	1,680,175
4,559,000	(b),(e),(f),(g)	HSBC Holdings PLC	8.000	N/A	4,820,418
2,059,000	(b),(e)	HSBC Holdings PLC	6.875	N/A	2,122,110
5,363,000	(b),(e),(g)	HSBC Holdings PLC	6.950	N/A	5,502,116
3,240,000	(b),(c)	Huntington Bancshares Inc/OH	5.625	N/A	3,318,952
3,035,000	(b),(e),(g)	ING Groep NV	5.750	N/A	3,025,368
4,287,000	(b),(e)	ING Groep NV, Reg S	7.500	N/A	4,467,513
2,529,000	(b),(d),(e),(f)	Intesa Sanpaolo SpA	7.700	N/A	2,535,317
4,063,000	(b),(c)	JPMorgan Chase & Co	6.500	N/A	4,164,916
985,000	(b),(c)	JPMorgan Chase & Co	3.650	N/A	968,644
8,147,000	(b),(c),(g)	JPMorgan Chase & Co	6.875	N/A	8,515,024

See Notes to Financial Statements	57

Portfolio of Investments July 31, 2025 (continued)
JPI

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		BANKS (continued)
$874,000	(b),(e)	Lloyds Banking Group PLC	7.500%	N/A	$876,820
5,195,000	(b),(e),(f)	Lloyds Banking Group PLC	8.000	N/A	5,548,395
1,816,000	(b),(e)	Lloyds Banking Group PLC	6.750	N/A	1,804,686
1,550,000	(b),(d),(e)	Macquarie Bank Ltd/London	6.125	N/A	1,565,288
6,762,000	(b),(e)	NatWest Group PLC	8.125	N/A	7,408,389
2,099,000	(b),(e)	NatWest Group PLC	7.300	N/A	2,168,752
1,125,000	(b),(e)	NatWest Group PLC	6.000	N/A	1,126,655
1,748,000	(b),(d),(e)	Nordea Bank Abp	6.300	N/A	1,733,498
1,285,000	(b),(d),(e)	Nordea Bank Abp	6.625	N/A	1,292,154
5,315,000	(b),(c),(f)	PNC Financial Services Group Inc/The	6.250	N/A	5,375,517
945,000	(b),(c)	PNC Financial Services Group Inc/The	6.200	N/A	955,214
660,000	(b),(c)	PNC Financial Services Group Inc/The	6.000	N/A	661,266
2,092,000	(c)	Royal Bank of Canada	6.750	08/24/85	2,115,012
3,480,000	(b),(d),(e),(g)	Societe Generale SA	9.375	N/A	3,724,620
1,420,000	(b),(d),(e)	Societe Generale SA	8.500	N/A	1,504,875
3,981,000	(b),(d),(e),(f)	Societe Generale SA	10.000	N/A	4,388,567
3,140,000	(b),(d),(e),(g)	Standard Chartered PLC	7.750	N/A	3,266,275
1,990,000	(c)	Toronto-Dominion Bank/The	8.125	10/31/82	2,097,635
5,609,000	(b),(c),(g)	Truist Financial Corp	6.669	N/A	5,605,356
1,320,000	(b),(c)	Truist Financial Corp	5.100	N/A	1,299,252
1,230,000	(c),(f)	Wells Fargo & Co	7.950	11/15/29	1,367,077
2,812,000	(b),(c),(g)	Wells Fargo & Co	3.900	N/A	2,785,765
6,965,000	(b),(c),(g)	Wells Fargo & Co	7.625	N/A	7,413,915
3,684,000	(b),(c),(f)	Wells Fargo & Co	6.850	N/A	3,815,965

		TOTAL BANKS			221,624,399

		CAPITAL GOODS - 2.5% (1.6% of Total Investments)
488,000	(b),(c)	Air Lease Corp	4.125	N/A	477,763
963,000	(b),(c)	Air Lease Corp	6.000	N/A	945,986
6,657,000	(c),(d)	ILFC E‑ Capital Trust I	6.680	12/21/65	5,646,418

		TOTAL CAPITAL GOODS			7,070,167

		ENERGY - 6.7% (4.3% of Total Investments)
1,245,000	(c)	Enbridge Inc	5.500	07/15/77	1,232,629
1,920,000	(c)	Enbridge Inc	5.750	07/15/80	1,900,798
1,905,000	(c)	Enbridge Inc	7.625	01/15/83	2,022,045
4,046,000	(c)	Enbridge Inc	8.500	01/15/84	4,556,868
436,000	(b),(c)	Energy Transfer LP	6.625	N/A	433,732
2,580,000	(b),(c)	Energy Transfer LP	7.125	N/A	2,641,492
490,000	(b),(c)	Energy Transfer LP	6.500	N/A	490,935
495,000	(c),(f)	Energy Transfer LP	8.000	05/15/54	527,316
901,000	(c),(d),(f)	South Bow Canadian Infrastructure Holdings Ltd	7.500	03/01/55	936,083
655,000	(c),(f)	Transcanada Trust	5.875	08/15/76	653,637
1,650,000	(c)	Transcanada Trust	5.600	03/07/82	1,604,560
1,860,000	(b),(c),(d)	Venture Global LNG Inc	9.000	N/A	1,860,474

		TOTAL ENERGY			18,860,569

		FINANCIAL SERVICES - 21.6% (13.9% of Total Investments)
1,266,000	(c),(f)	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.950	03/10/55	1,324,490
2,800,000	(c)	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.500	01/31/56	2,834,199
883,000	(b),(c)	Ally Financial Inc	4.700	N/A	857,153
1,549,000	(b),(c)	Ally Financial Inc	4.700	N/A	1,412,990
2,010,000	(b),(c),(d)	American AgCredit Corp	5.250	N/A	1,949,700
2,425,000	(b),(c),(d),(g)	Capital Farm Credit ACA	5.000	N/A	2,400,750
1,755,000	(b),(c)	Capital One Financial Corp	3.950	N/A	1,712,257
800,000	(b),(c)	Capital One Financial Corp	5.500	N/A	791,089
2,135,000	(b),(c)	Charles Schwab Corp/The	4.000	N/A	2,104,591
1,050,000	(b),(c),(d)	Compeer Financial ACA	4.875	N/A	1,015,875
4,285,000	(b),(d),(i)	Credit Suisse Group AG	7.500	N/A	503,488
5,802,000	(i)	Credit Suisse Group AG	7.500	06/11/72	681,735
1,955,000	(i)	Credit Suisse Group AG	6.380	02/21/72	229,713
9,496,000	(i)	Credit Suisse Group AG	7.250	03/12/72	1,115,780
8,520,000	(i)	Credit Suisse Group AG	0.000	01/17/72	1,001,100
1,565,000	(b),(e)	Deutsche Bank AG	6.000	N/A	1,558,858

58	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		FINANCIAL SERVICES (continued)
$3,600,000	(b),(e)	Deutsche Bank AG, Reg S	8.130%	N/A	$3,774,600
2,521,000	(b),(c),(f)	Goldman Sachs Group Inc/The	6.850	N/A	2,574,595
827,000	(b),(c),(f)	Goldman Sachs Group Inc/The	5.300	N/A	824,677
2,930,000	(b),(c)	Goldman Sachs Group Inc/The	6.125	N/A	2,897,362
3,582,000	(b),(c),(g)	Goldman Sachs Group Inc/The	7.500	N/A	3,742,581
3,195,000	(b),(c)	Goldman Sachs Group Inc/The	7.500	N/A	3,374,732
2,455,000	(b),(c),(f)	Goldman Sachs Group Inc/The	7.379	N/A	2,464,329
400,000	(b),(e)	Julius Baer Group Ltd, Reg S	7.500	N/A	404,000
1,006,000	(b),(e)	Nomura Holdings Inc	7.000	N/A	1,018,629
1,650,000	(b),(c)	State Street Corp	6.700	N/A	1,701,143
5,195,000	(b),(d),(e),(f)	UBS Group AG	9.250	N/A	6,089,595
3,965,000	(b),(d),(e),(f)	UBS Group AG	9.250	N/A	4,351,710
3,644,000	(b),(d),(e)	UBS Group AG	7.750	N/A	3,884,300
748,000	(b),(d),(e)	UBS Group AG	7.000	N/A	748,000
1,671,000	(b),(c),(f)	Voya Financial Inc	7.758	N/A	1,765,412

		TOTAL FINANCIAL SERVICES			61,109,433

		FOOD, BEVERAGE & TOBACCO - 2.4% (1.5% of Total Investments)
1,750,000	(b),(c),(d)	Dairy Farmers of America Inc	7.125	N/A	1,662,500
6,023,000	(b),(c),(d),(g)	Land O’ Lakes Inc	7.000	N/A	5,017,761

		TOTAL FOOD, BEVERAGE & TOBACCO			6,680,261

		HEALTH CARE EQUIPMENT & SERVICES - 0.4% (0.3% of Total Investments)
719,000	(c)	CVS Health Corp	6.750	12/10/54	719,595
408,000	(c)	CVS Health Corp	7.000	03/10/55	419,767

		TOTAL HEALTH CARE EQUIPMENT & SERVICES			1,139,362

		INSURANCE - 11.0% (7.0% of Total Investments)
1,505,000	(c),(f)	Aegon Ltd	5.500	04/11/48	1,507,256
3,080,000	(c),(f)	Assurant Inc	7.000	03/27/48	3,145,967
4,600,000	(c),(d),(g)	Assured Guaranty Municipal Holdings Inc	6.400	12/15/66	4,240,326
670,000	(c),(f)	AXIS Specialty Finance LLC	4.900	01/15/40	644,565
1,981,000	(c),(f)	Corebridge Financial Inc	6.375	09/15/54	1,977,828
540,000	(c)	Enstar Finance LLC	5.750	09/01/40	538,650
1,505,000	(c),(f)	Enstar Finance LLC	5.500	01/15/42	1,479,445
904,000	(c),(d),(f)	Enstar Group Ltd	7.500	04/01/45	933,573
2,740,000	(c),(d),(f)	MetLife Inc	9.250	04/08/38	3,241,930
395,000	(b),(c),(f)	MetLife Inc	5.875	N/A	401,709
1,008,000	(c),(f)	MetLife Inc	6.350	03/15/55	1,034,670
1,994,000	(d)	Omnis Funding Trust	6.722	05/15/55	2,062,353
1,335,000	(c)	PartnerRe Finance B LLC	4.500	10/01/50	1,240,703
1,101,000	(b),(e)	Phoenix Group Holdings PLC, Reg S	8.500	N/A	1,161,159
1,405,000	(c),(f)	Prudential Financial Inc	5.125	03/01/52	1,361,063
692,000	(c),(f)	Prudential Financial Inc	6.500	03/15/54	718,684
4,695,000	(b),(c),(d),(g)	SBL Holdings Inc	9.508	N/A	4,777,162
600,000	(b),(c),(d)	SBL Holdings Inc	6.500	N/A	558,248

		TOTAL INSURANCE			31,025,291

		MATERIALS - 0.5% (0.3% of Total Investments)
1,419,000	(b),(c),(d)	Cemex SAB de CV	7.200	N/A	1,448,728

		TOTAL MATERIALS			1,448,728

		MEDIA & ENTERTAINMENT - 0.6% (0.4% of Total Investments)
1,660,000	(c)	Paramount Global	6.375	03/30/62	1,635,096

		TOTAL MEDIA & ENTERTAINMENT			1,635,096

		TELECOMMUNICATION SERVICES - 2.6% (1.6% of Total Investments)
1,369,000	(c),(f)	Bell Telephone Co of Canada or Bell Canada	7.000	09/15/55	1,389,385
1,640,000	(c),(f)	Rogers Communications Inc	7.125	04/15/55	1,678,217
1,152,000	(c)	TELUS Corp	7.000	10/15/55	1,166,305
1,680,000	(c)	Vodafone Group PLC	7.000	04/04/79	1,755,588
1,290,000	(c)	Vodafone Group PLC	4.125	06/04/81	1,187,988

		TOTAL TELECOMMUNICATION SERVICES			7,177,483

See Notes to Financial Statements	59

Portfolio of Investments July 31, 2025 (continued)
JPI

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		UTILITIES - 9.3% (6.0% of Total Investments)
$1,000,000	(c),(d),(f)	AES Andes SA	8.150%	06/10/55	$1,047,032
933,000	(c)	AES Corp/The	7.600	01/15/55	942,371
1,445,000	(c)	AES Corp/The	6.950	07/15/55	1,392,289
623,000	(c),(d),(f)	AltaGas Ltd	7.200	10/15/54	627,774
868,000	(c)	American Electric Power Co Inc	3.875	02/15/62	837,015
945,000	(c),(f)	CMS Energy Corp	6.500	06/01/55	952,856
1,029,000	(c)	Dominion Energy Inc	7.000	06/01/54	1,097,746
759,000	(c),(f)	Duke Energy Corp	6.450	09/01/54	781,481
695,000	(c),(f)	Edison International	8.125	06/15/53	681,500
443,000	(c)	Edison International	7.875	06/15/54	424,617
611,000	(b),(c)	Edison International	5.375	N/A	580,989
810,000	(b),(c),(g)	Edison International	5.000	N/A	712,421
5,100,000	(c),(f)	Emera Inc	6.750	06/15/76	5,136,899
1,557,000	(c),(f)	Entergy Corp	7.125	12/01/54	1,611,928
991,000	(c),(f)	EUSHI Finance Inc	7.625	12/15/54	1,035,424
1,425,000	(c),(f)	NextEra Energy Capital Holdings Inc	6.750	06/15/54	1,486,809
662,000	(c)	PG&E Corp	7.375	03/15/55	638,818
1,365,000	(b),(c)	Sempra	4.875	N/A	1,358,559
785,000	(c)	Sempra	4.125	04/01/52	758,052
1,338,000	(c),(f)	Sempra	6.550	04/01/55	1,291,022
95,000	(b),(c),(d)	Vistra Corp	7.000	N/A	95,927
1,135,000	(b),(c),(d)	Vistra Corp	8.000	N/A	1,158,513
1,599,000	(b),(c),(d)	Vistra Corp	8.875	N/A	1,732,961

		TOTAL UTILITIES			26,383,003

		TOTAL CORPORATE BONDS (Cost $399,187,091)			386,480,024

SHARES		DESCRIPTION	RATE		VALUE

		PREFERRED STOCK - 16.0% (10.3% of Total Investments)
		BANKS - 2.8% (1.8% of Total Investments)
52,676		Fifth Third Bancorp	8.267		1,346,399
45,900		KeyCorp	6.125		1,145,664
135,223		KeyCorp	6.200		3,369,757
16,925		KeyCorp	5.625		374,381
15,709		KeyCorp	5.650		347,326
57,838		Regions Financial Corp	5.700		1,438,431
514		Synovus Financial Corp	8.397		13,482

		TOTAL BANKS			8,035,440

		FINANCIAL SERVICES - 5.1% (3.3% of Total Investments)
62,325		Bank of New York Mellon Corp/The	6.150		1,609,231
15,000		Capital One Financial Corp	5.000		295,050
37,250	(f)	Equitable Holdings Inc	5.250		770,330
53,300		Morgan Stanley	6.375		1,328,769
51,372		Morgan Stanley	7.125		1,306,390
67,475		Morgan Stanley	5.850		1,607,255
82,600		Morgan Stanley	6.625		2,127,776
16,000	(f)	Morgan Stanley	6.500		409,600
75,976		Morgan Stanley	6.875		1,918,394
20,750		Synchrony Financial	5.625		408,982
100,083		Voya Financial Inc	5.350		2,467,046

		TOTAL FINANCIAL SERVICES			14,248,823

		FOOD, BEVERAGE & TOBACCO - 2.5% (1.6% of Total Investments)
61,800		CHS Inc	7.875		1,650,678
76,428		CHS Inc	7.100		1,955,028
59,605		CHS Inc	6.750		1,463,303
20,500	(d)	Dairy Farmers of America Inc	7.875		1,968,000

		TOTAL FOOD, BEVERAGE & TOBACCO			7,037,009

		INSURANCE - 5.3% (3.4% of Total Investments)
47,025		American National Group Inc	7.375		1,189,733
79,578		American National Group Inc	6.625		2,013,323
62,000		Aspen Insurance Holdings Ltd	5.625		1,274,100

60	See Notes to Financial Statements

SHARES		DESCRIPTION	RATE		VALUE

		INSURANCE (continued)
34,350		Aspen Insurance Holdings Ltd	7.125%		$848,445
45,000	(f)	Assurant Inc	5.250		887,850
89,300	(f)	Athene Holding Ltd	6.350		2,222,677
98,400	(f)	Enstar Group Ltd	7.000		2,194,320
80,311	(f)	Reinsurance Group of America Inc	5.750		1,993,319
64,300	(f)	Reinsurance Group of America Inc	7.125		1,666,656
43,200	(f)	Selective Insurance Group Inc	4.600		751,680

		TOTAL INSURANCE			15,042,103

		TELECOMMUNICATION SERVICES - 0.3% (0.2% of Total Investments)
49,500	(f)	AT&T Inc	4.750		965,250

		TOTAL TELECOMMUNICATION SERVICES			965,250

		TOTAL PREFERRED STOCK (Cost $46,945,293)			45,328,625

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.3% (1.5% of Total Investments)
$3,617,000	(b),(f)	CoBank ACB	7.250	N/A	3,718,689
1,653,000	(b),(f)	CoBank ACB	7.125	N/A	1,706,486
1,024,000	(b)	Farm Credit Bank of Texas	7.000	N/A	1,039,360

		TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $6,422,857)			6,464,535

		TOTAL LONG-TERM INVESTMENTS (Cost $452,555,241)			438,273,184

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 0.8% (0.5% of Total Investments)
		REPURCHASE AGREEMENTS - 0.8% (0.5% of Total Investments)
1,589,396	(j)	Fixed Income Clearing Corporation	1.360	08/01/25	1,589,396
700,000	(k)	Fixed Income Clearing Corporation	4.330	08/01/25	700,000

		TOTAL REPURCHASE AGREEMENTS (Cost $2,289,396)			2,289,396

		TOTAL SHORT-TERM INVESTMENTS (Cost $2,289,396)			2,289,396

		TOTAL INVESTMENTS - 155.9% (Cost $454,844,637)			440,562,580

		BORROWINGS - (41.8)% (l),(m)			(118,000,000)

		REVERSE REPURCHASE AGREEMENTS, INCLUDING ACCRUED INTEREST - (14.7)%(n)			(41,647,626)

		OTHER ASSETS & LIABILITIES, NET - 0.6%			1,650,792

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$282,565,746

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

Reg S
Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TSFR3M	CME Term Secured Overnight Financing Rate 3 Month

(a)	Contains $1,000 Par Preferred and/or Contingent Capital Securities.
(b)	Perpetual security. Maturity date is not applicable.
(c)	$1,000 Par Institutional Preferred security. As of the end of the period, the percent of $1,000 Par Institutional Preferred securities was 51.9% of Total Investments.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $113,107,043 or 25.7% of Total Investments.

(e)
Contingent Capital Securities (“CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level. As of the end of the reporting period, the Fund’s total investment in CoCos was 34.6% of Total Investments.

See Notes to Financial Statements	61

Portfolio of Investments July 31, 2025 (continued)
JPI

(f)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $100,406,428 have been pledged as collateral for reverse repurchase agreements.

(g)	Investment, or portion of investment, is hypothecated. The total value of investments hypothecated as of the end of the reporting period was $73,526,366.
(h)	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
(i)	For fair value measurement disclosure purposes, investment classified as Level 3.
(j)
Agreement with Fixed Income Clearing Corporation, 1.360% dated 7/31/25 to be repurchased at $1,589,456 on 8/1/25, collateralized by Government Agency Securities, with coupon rate 4.750% and maturity date 5/15/55, valued at $1,621,249.

(k)
Agreement with Fixed Income Clearing Corporation, 4.330% dated 7/31/25 to be repurchased at $700,084 on 8/1/25, collateralized by Government Agency Securities, with coupon rate 1.875% and maturity date 2/15/41, valued at $714,094.

(l)	Borrowings as a percentage of Total Investments is 26.8%.
(m)
The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $256,550,569 have been pledged as collateral for borrowings.

(n)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 9.5%.

62	See Notes to Financial Statements

Portfolio of Investments July 31, 2025
NPFD

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 154.7% (99.4% of Total Investments)
		CORPORATE BONDS - 137.6% (88.4% of Total Investments) (a)
		AUTOMOBILES & COMPONENTS - 3.0% (1.9% of Total Investments)
$10,476,000	(b),(c)	General Motors Financial Co Inc	5.750%	N/A	$10,230,224
4,195,000	(b),(c)	General Motors Financial Co Inc	5.700	N/A	4,092,568

		TOTAL AUTOMOBILES & COMPONENTS			14,322,792

		BANKS - 65.2% (41.9% of Total Investments)
3,075,000	(b),(d)	Banco Bilbao Vizcaya Argentaria SA	9.375	N/A	3,411,589
2,495,000	(b),(d)	Banco Bilbao Vizcaya Argentaria SA	6.125	N/A	2,472,830
1,400,000	(b),(d)	Banco Bilbao Vizcaya Argentaria SA	7.750	N/A	1,450,799
1,940,000	(b),(d),(e)	Banco Mercantil del Norte SA/Grand Cayman	8.750	N/A	1,985,862
715,000	(b),(d),(e)	Banco Mercantil del Norte SA/Grand Cayman	7.500	N/A	716,650
1,595,000	(b),(d),(e)	Banco Mercantil del Norte SA/Grand Cayman	7.625	N/A	1,610,286
6,800,000	(b),(d)	Banco Santander SA	9.625	N/A	8,031,290
3,200,000	(b),(d)	Banco Santander SA	8.000	N/A	3,443,350
1,775,000	(b),(c)	Bank of America Corp	6.300	N/A	1,781,951
6,425,000	(b),(c)	Bank of America Corp	6.250	N/A	6,402,898
17,981,000	(b),(c)	Bank of America Corp	6.625	N/A	18,413,497
4,783,000	(c)	Bank of Montreal	7.300	11/26/84	4,962,913
3,538,000	(c)	Bank of Montreal	6.875	11/26/85	3,545,076
1,470,000	(c)	Bank of Montreal	7.700	05/26/84	1,537,846
3,090,000	(c),(f)	Bank of Nova Scotia/The	8.000	01/27/84	3,293,983
3,510,000	(b),(d)	Barclays PLC	8.000	N/A	3,720,045
3,083,000	(b),(d)	Barclays PLC	9.625	N/A	3,482,495
977,000	(b),(d)	Barclays PLC	7.625	N/A	995,238
1,960,000	(b),(d)	Barclays PLC	6.125	N/A	1,962,449
986,000	(b),(d),(e)	BNP Paribas SA	7.450	N/A	1,004,487
1,997,000	(b),(d),(e)	BNP Paribas SA	7.375	N/A	2,052,990
5,225,000	(b),(d),(e)	BNP Paribas SA	8.000	N/A	5,590,593
2,430,000	(b),(d),(e)	BNP Paribas SA	8.500	N/A	2,591,068
2,150,000	(b),(d),(e)	BNP Paribas SA	9.250	N/A	2,314,036
3,559,000	(b),(d),(e)	BNP Paribas SA	7.750	N/A	3,764,276
3,617,000	(c)	Canadian Imperial Bank of Commerce	6.950	01/28/85	3,636,447
3,298,000	(c)	Canadian Imperial Bank of Commerce	7.000	10/28/85	3,327,682
2,875,000	(b),(c)	Citigroup Inc	6.250	N/A	2,891,163
1,650,000	(b),(c)	Citigroup Inc	7.375	N/A	1,714,121
13,100,000	(b),(c)	Citigroup Inc	7.625	N/A	13,665,815
5,351,000	(b),(c)	Citigroup Inc	7.125	N/A	5,472,778
3,014,000	(b),(c)	Citigroup Inc	7.000	N/A	3,131,434
4,177,000	(b),(c)	Citigroup Inc	6.875	N/A	4,212,505
6,500,000	(b),(c),(g)	Citizens Financial Group Inc (TSFR3M + 3.419%)	7.704	N/A	6,500,819
4,941,000	(b),(d),(e)	Credit Agricole SA	6.700	N/A	4,942,853
5,240,000	(b),(d),(e)	Credit Agricole SA	8.125	N/A	5,298,531
50,000	(b),(c),(e)	Farm Credit Bank of Texas	5.700	N/A	50,004
2,224,000	(b),(c),(g)	Fifth Third Bancorp (TSFR3M + 3.295%)	7.590	N/A	2,220,913
7,070,000	(b),(c),(g)	First Citizens BancShares Inc/NC (TSFR3M + 4.234%)	8.552	N/A	7,333,011
1,171,000	(b),(d)	HSBC Holdings PLC	6.950	N/A	1,197,096
975,000	(b),(d)	HSBC Holdings PLC	6.500	N/A	992,831
4,560,000	(b),(d)	HSBC Holdings PLC	8.000	N/A	4,821,475
3,763,000	(b),(d)	HSBC Holdings PLC	6.875	N/A	3,878,340
4,539,000	(b),(d)	HSBC Holdings PLC	6.950	N/A	4,656,742
7,400,000	(b),(c)	Huntington Bancshares Inc/OH	5.625	N/A	7,580,323
335,000	(b),(d)	ING Groep NV	5.750	N/A	333,937
6,795,000	(b),(d)	ING Groep NV, Reg S	7.500	N/A	7,081,117
2,013,000	(b),(d),(e)	Intesa Sanpaolo SpA	7.700	N/A	2,018,028
8,663,000	(b),(c)	JPMorgan Chase & Co	6.500	N/A	8,880,303
17,767,000	(b),(c)	JPMorgan Chase & Co	6.875	N/A	18,569,589
1,755,000	(b),(c)	KeyCorp	5.000	N/A	1,728,086
6,996,000	(b),(d)	Lloyds Banking Group PLC	8.000	N/A	7,471,910
6,000,000	(b),(c)	M&T Bank Corp	5.125	N/A	5,933,679
1,500,000	(b),(d),(e)	Macquarie Bank Ltd/London	6.125	N/A	1,514,795
6,242,000	(b),(d)	NatWest Group PLC	8.125	N/A	6,838,681

See Notes to Financial Statements	63

Portfolio of Investments July 31, 2025 (continued)
NPFD

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		BANKS (continued)
$1,370,000	(b),(d)	NatWest Group PLC	7.300%	N/A	$1,415,526
1,589,000	(b),(d),(e)	Nordea Bank Abp	6.300	N/A	1,575,817
1,559,000	(b),(d),(e)	Nordea Bank Abp	6.625	N/A	1,567,679
5,735,000	(b),(c)	PNC Financial Services Group Inc/The	6.250	N/A	5,800,299
2,445,000	(b),(c)	PNC Financial Services Group Inc/The	6.000	N/A	2,449,691
6,990,000	(b),(c)	PNC Financial Services Group Inc/The	6.200	N/A	7,065,548
3,586,000	(c)	Royal Bank of Canada	6.750	08/24/85	3,625,446
1,680,000	(b),(d),(e)	Societe Generale SA	9.375	N/A	1,798,092
770,000	(b),(d),(e)	Societe Generale SA	8.500	N/A	816,024
3,631,000	(b),(d),(e)	Societe Generale SA	10.000	N/A	4,002,735
1,700,000	(b),(d),(e)	Standard Chartered PLC	7.750	N/A	1,768,366
3,495,000	(c)	Toronto-Dominion Bank/The	8.125	10/31/82	3,684,038
13,209,000	(b),(c)	Truist Financial Corp	6.669	N/A	13,200,419
2,265,000	(b),(c)	Truist Financial Corp	5.100	N/A	2,229,398
12,345,000	(b),(c)	Wells Fargo & Co	7.625	N/A	13,140,672
12,874,000	(b),(c)	Wells Fargo & Co	6.850	N/A	13,335,160

		TOTAL BANKS			315,908,415

		CAPITAL GOODS - 2.0% (1.3% of Total Investments)
2,897,000	(b),(c)	Air Lease Corp	4.125	N/A	2,836,227
4,101,000	(b),(c)	Air Lease Corp	6.000	N/A	4,028,544
3,673,000	(c),(e)	ILFC E‑Capital Trust I	6.430	12/21/65	3,071,383

		TOTAL CAPITAL GOODS			9,936,154

		ENERGY - 11.4% (7.3% of Total Investments)
8,546,000	(c),(f)	Enbridge Inc	5.500	07/15/77	8,461,081
6,360,000	(c)	Enbridge Inc	7.625	01/15/83	6,750,765
8,696,000	(c)	Enbridge Inc	8.500	01/15/84	9,794,000
761,000	(b),(c)	Energy Transfer LP	6.625	N/A	757,042
5,167,000	(b),(c)	Energy Transfer LP	7.125	N/A	5,290,150
1,886,000	(b),(c)	Energy Transfer LP	6.500	N/A	1,889,599
4,570,000	(c)	Energy Transfer LP	8.000	05/15/54	4,868,352
3,554,000	(c),(e)	South Bow Canadian Infrastructure Holdings Ltd	7.500	03/01/55	3,692,386
5,600,000	(c)	TransCanada PipeLines Ltd	7.590	05/15/67	5,147,468
1,500,000	(c)	Transcanada Trust	5.875	08/15/76	1,496,879
1,460,000	(c)	Transcanada Trust	5.500	09/15/79	1,432,421
2,155,000	(c)	Transcanada Trust	5.600	03/07/82	2,095,652
3,673,000	(b),(c),(e)	Venture Global LNG Inc	9.000	N/A	3,673,937

		TOTAL ENERGY			55,349,732

		FINANCIAL SERVICES - 19.5% (12.5% of Total Investments)
3,350,000	(c)	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.950	03/10/55	3,504,772
3,200,000	(c)	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.500	01/31/56	3,239,085
2,906,000	(b),(c)	Ally Financial Inc	4.700	N/A	2,650,838
3,250,000	(b),(c),(e)	Capital Farm Credit ACA	5.000	N/A	3,217,500
1,845,000	(b),(c)	Capital One Financial Corp	3.950	N/A	1,800,065
3,690,000	(b),(c)	Capital One Financial Corp	5.500	N/A	3,648,900
3,500,000	(b),(c)	Charles Schwab Corp/The	4.000	N/A	3,450,150
350,000	(b),(c),(e)	Compeer Financial ACA	4.875	N/A	338,625
3,325,000	(h)	Credit Suisse Group AG	7.500	01/17/72	390,688
2,460,000	(h)	Credit Suisse Group AG	7.500	06/11/72	289,050
5,850,000	(h)	Credit Suisse Group AG	6.380	02/21/72	687,375
9,004,000	(h)	Credit Suisse Group AG	0.000	01/17/72	1,057,970
5,600,000	(b),(d)	Deutsche Bank AG, Reg S	8.130	N/A	5,871,600
1,290,000	(b),(d)	Deutsche Bank AG	6.000	N/A	1,284,938
5,784,000	(b),(c)	Goldman Sachs Group Inc/The	6.850	N/A	5,906,965
5,249,000	(b),(c)	Goldman Sachs Group Inc/The	6.125	N/A	5,190,530
11,071,000	(b),(c)	Goldman Sachs Group Inc/The	7.500	N/A	11,567,313
5,140,000	(b),(c)	Goldman Sachs Group Inc/The	7.500	N/A	5,429,146
9,875,000	(b),(c)	Goldman Sachs Group Inc/The	7.379	N/A	9,912,525
200,000	(b),(d)	Julius Baer Group Ltd, Reg S	7.500	N/A	202,000
1,026,000	(b),(d)	Nomura Holdings Inc	7.000	N/A	1,038,880
4,250,000	(b),(c)	State Street Corp	6.700	N/A	4,381,733
3,853,000	(b),(d),(e)	UBS Group AG	9.250	N/A	4,516,498

64	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		FINANCIAL SERVICES (continued)
$4,325,000	(b),(d),(e)	UBS Group AG	9.250%	N/A	$4,746,822
3,892,000	(b),(d),(e)	UBS Group AG	7.750	N/A	4,148,654
1,280,000	(b),(d),(e)	UBS Group AG	7.000	N/A	1,280,000
4,352,000	(b),(c)	Voya Financial Inc	7.758	N/A	4,597,888

		TOTAL FINANCIAL SERVICES			94,350,510

		HEALTH CARE EQUIPMENT & SERVICES - 0.5% (0.4% of Total Investments)
1,381,000	(c)	CVS Health Corp	6.750	12/10/54	1,382,144
1,174,000	(c)	CVS Health Corp	7.000	03/10/55	1,207,858

		TOTAL HEALTH CARE EQUIPMENT & SERVICES			2,590,002

		INSURANCE - 15.6% (10.0% of Total Investments)
2,595,000	(c)	Aegon Ltd	5.500	04/11/48	2,598,890
8,045,000	(c),(f)	Assurant Inc	7.000	03/27/48	8,217,305
3,000,000	(c),(e)	Assured Guaranty Municipal Holdings Inc	6.400	12/15/66	2,765,430
3,050,000	(c),(f)	AXIS Specialty Finance LLC	4.900	01/15/40	2,934,216
3,982,000	(c)	Corebridge Financial Inc	6.375	09/15/54	3,975,624
6,115,000	(c)	Enstar Finance LLC	5.500	01/15/42	6,011,168
2,061,000	(c),(e)	Enstar Group Ltd	7.500	04/01/45	2,128,422
2,000,000	(c)	MetLife Inc	10.750	08/01/39	2,655,940
4,495,000	(b),(c)	MetLife Inc	5.875	N/A	4,571,348
2,518,000	(c)	MetLife Inc	6.350	03/15/55	2,584,621
3,396,000	(e)	Omnis Funding Trust	6.722	05/15/55	3,512,413
2,755,000	(b),(d)	Phoenix Group Holdings PLC, Reg S	8.500	N/A	2,905,533
3,395,000	(c)	Prudential Financial Inc	5.125	03/01/52	3,288,833
3,248,000	(c),(f)	Prudential Financial Inc	6.750	03/01/53	3,402,390
6,688,000	(c)	Prudential Financial Inc	6.500	03/15/54	6,945,895
13,500,000	(b),(c),(e)	SBL Holdings Inc	9.508	N/A	13,736,250
3,415,000	(b),(c),(e)	SBL Holdings Inc	6.500	N/A	3,177,359

		TOTAL INSURANCE			75,411,637

		MATERIALS - 0.5% (0.3% of Total Investments)
2,434,000	(b),(c),(e)	Cemex SAB de CV	7.200	N/A	2,484,992

		TOTAL MATERIALS			2,484,992

		MEDIA & ENTERTAINMENT - 0.5% (0.3% of Total Investments)
2,375,000	(c)	Paramount Global	6.375	03/30/62	2,339,369

		TOTAL MEDIA & ENTERTAINMENT			2,339,369

		TELECOMMUNICATION SERVICES - 4.2% (2.7% of Total Investments)
3,791,000	(c)	Bell Telephone Co of Canada or Bell Canada	7.000	09/15/55	3,847,448
3,941,000	(c)	Rogers Communications Inc	7.125	04/15/55	4,032,838
1,977,000	(c)	TELUS Corp	7.000	10/15/55	2,001,549
10,000,000	(c)	Vodafone Group PLC	7.000	04/04/79	10,449,930

		TOTAL TELECOMMUNICATION SERVICES			20,331,765

		UTILITIES - 15.2% (9.8% of Total Investments)
1,300,000	(c),(e)	AES Andes SA	8.150	06/10/55	1,361,142
2,456,000	(c)	AES Corp/The	7.600	01/15/55	2,480,668
3,817,000	(c)	AES Corp/The	6.950	07/15/55	3,677,763
1,302,000	(c),(e)	AltaGas Ltd	7.200	10/15/54	1,311,977
3,416,000	(c)	CMS Energy Corp	6.500	06/01/55	3,444,397
3,593,000	(c)	Dominion Energy Inc	7.000	06/01/54	3,833,045
3,000,000	(c)	Dominion Energy Inc	6.625	05/15/55	3,074,034
3,244,000	(c)	Duke Energy Corp	6.450	09/01/54	3,340,085
1,529,000	(c)	Edison International	7.875	06/15/54	1,465,552
2,404,000	(c)	Edison International	8.125	06/15/53	2,357,303
1,445,000	(b),(c)	Edison International	5.375	N/A	1,374,024
3,910,000	(b),(c)	Edison International	5.000	N/A	3,438,968
12,143,000	(c),(f)	Emera Inc	6.750	06/15/76	12,230,855
4,322,000	(c),(f)	Entergy Corp	7.125	12/01/54	4,474,472
2,713,000	(c)	EUSHI Finance Inc	7.625	12/15/54	2,834,616
6,174,000	(c),(f)	NextEra Energy Capital Holdings Inc	6.750	06/15/54	6,441,797
1,925,000	(c)	PG&E Corp	7.375	03/15/55	1,857,591
6,476,000	(c)	Sempra	6.550	04/01/55	6,248,624
2,215,000	(b),(c),(e)	Vistra Corp	7.000	N/A	2,236,625
1,560,000	(b),(c),(e)	Vistra Corp	8.000	N/A	1,592,317

See Notes to Financial Statements	65

Portfolio of Investments July 31, 2025 (continued)
NPFD

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		UTILITIES (continued)
$4,398,000	(b),(c),(e)	Vistra Corp	8.875%	N/A	$4,766,456

		TOTAL UTILITIES			73,842,311

		TOTAL CORPORATE BONDS (Cost $675,550,680)			666,867,679

SHARES		DESCRIPTION	RATE		VALUE

		PREFERRED STOCK - 13.6% (8.8% of Total Investments)
		BANKS - 3.6% (2.3% of Total Investments)
121,601		Fifth Third Bancorp	8.267		3,108,122
62,700		KeyCorp	6.125		1,564,992
297,600		KeyCorp	6.200		7,416,192
29,150		KeyCorp	5.625		644,798
26,900		KeyCorp	5.650		594,759
163,723		Regions Financial Corp	5.700		4,071,791
900		Synovus Financial Corp	8.397		23,607

		TOTAL BANKS			17,424,261

		FINANCIAL SERVICES - 2.6% (1.7% of Total Investments)
139,125		Bank of New York Mellon Corp/The	6.150		3,592,207
143,950		Morgan Stanley	6.625		3,708,152
211,000		Voya Financial Inc	5.350		5,201,150

		TOTAL FINANCIAL SERVICES			12,501,509

		FOOD, BEVERAGE & TOBACCO - 1.9% (1.2% of Total Investments)
237,055		CHS Inc	7.100		6,063,867
115,393		CHS Inc	6.750		2,832,898
4,400	(e)	Dairy Farmers of America Inc	7.875		422,400

		TOTAL FOOD, BEVERAGE & TOBACCO			9,319,165

		INSURANCE - 5.5% (3.6% of Total Investments)
185,450		American National Group Inc	7.375		4,691,885
160,150		American National Group Inc	6.625		4,051,795
59,425		Aspen Insurance Holdings Ltd	7.125		1,467,797
194,775		Athene Holding Ltd	6.350		4,847,950
191,625		Enstar Group Ltd	7.000		4,273,238
210,800		Reinsurance Group of America Inc	5.750		5,232,056
93,300		Reinsurance Group of America Inc	7.125		2,418,336

		TOTAL INSURANCE			26,983,057

		TOTAL PREFERRED STOCK (Cost $71,315,384)			66,227,992

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 3.5% (2.2% of Total Investments)
6,050,000		CoBank ACB	6.450	01/01/74	6,088,345
2,062,000		CoBank ACB	7.250	07/01/74	2,119,971
3,785,000		CoBank ACB	7.125	01/01/74	3,907,471
50,000	(e)	Farm Credit Bank of Texas	6.200	09/15/73	49,625
2,566,000	(e)	Farm Credit Bank of Texas	7.750	09/15/73	2,657,501
2,092,000		Farm Credit Bank of Texas	7.000	09/15/73	2,123,380

		TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $16,636,744)			16,946,293

		TOTAL LONG-TERM INVESTMENTS (Cost $763,502,808)			750,041,964

66	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 0.9%(0.6% of Total Investments)
		REPURCHASE AGREEMENTS - 0.9% (0.6% of Total Investments)
$2,413,279	(i)	Fixed Income Clearing Corporation	1.360%	08/01/25	$2,413,279
1,975,000	(j)	Fixed Income Clearing Corporation	4.330	08/01/25	1,975,000

		TOTAL REPURCHASE AGREEMENTS (Cost $4,388,279)			4,388,279

		TOTAL SHORT-TERM INVESTMENTS (Cost $4,388,279)			4,388,279

		TOTAL INVESTMENTS - 155.6% (Cost $767,891,087)			754,430,243

		BORROWINGS - (33.3)% (k),(l)			(161,314,000)

		REVERSE REPURCHASE AGREEMENTS, INCLUDING ACCRUED INTEREST - (5.7)%(m)			(27,809,931)

		TFP SHARES, NET - (17.4)%(n)			(84,551,443)

		OTHER ASSETS & LIABILITIES, NET - 0.8%			3,987,795

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$484,742,664

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

Reg S
Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TSFR3M	CME Term Secured Overnight Financing Rate 3 Month

(a)	Contains $1,000 Par Preferred and/or Contingent Capital Securities.
(b)	Perpetual security. Maturity date is not applicable.
(c)	$1,000 Par Institutional Preferred security. As of the end of the period, the percent of $1,000 Par Institutional Preferred securities was 69.0% of Total Investments.
(d)
Contingent Capital Securities (“CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level. As of the end of the reporting period, the Fund’s total investment in CoCos was 18.6% of Total Investments.

(e)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $117,871,886 or 15.6% of Total Investments.

(f)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $36,491,226 have been pledged as collateral for reverse repurchase agreements.

(g)	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
(h)	For fair value measurement disclosure purposes, investment classified as Level 3.
(i)
Agreement with Fixed Income Clearing Corporation, 1.360% dated 7/31/25 to be repurchased at $2,413,370 on 8/1/25, collateralized by Government Agency Securities, with coupon rate 4.750% and maturity date 5/15/55, valued at $2,461,639.

(j)
Agreement with Fixed Income Clearing Corporation, 4.330% dated 7/31/25 to be repurchased at $1,975,238 on 8/1/25, collateralized by Government Agency Securities, with coupon rate 1.875% and maturity date 2/15/41, valued at $2,014,597.

(k)	Borrowings as a percentage of Total Investments is 21.4%.
(l)
The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $336,645,053 have been pledged as collateral for borrowings.

(m)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 3.7%.
(n)	TFP Shares, Net as a percentage of Total Investments is 11.2%.

See Notes to Financial Statements	67

Statement of Assets and Liabilities

July 31, 2025	JFR	JQC	JPC	JPI	NPFD
ASSETS
Long-term investments, at value†	$2,255,493,669	$1,320,027,782	$4,106,219,812	$438,273,184	$750,041,964
Short-term investments, at value◊	28,623,217	58,662,854	21,976,515	2,289,396	4,388,279
Cash	4,467,098	508,188	15,717,343	2,209,292	139,748
Cash denominated in foreign currencies^	–	17	–	–	–
Cash collateral at broker for investments in futures contracts(1)	–	–	3,574,304	–	–
Unrealized appreciation on interest rate swaps contracts	–	–	2,390,002	–	–
Receivables:
Dividends	–	–	203,749	14,695	–
Interest	15,344,829	10,550,908	55,004,867	5,777,267	10,121,697
Investments sold	11,000,903	6,604,216	6,438,149	136,518	417,857
Reclaims	–	1,371	34,123	101	115
Reimbursement from Adviser	–	–	–	160,261	–
Shares sold	–	–	542,400	–	–
Variation margin on futures contracts	–	–	164,125	–	–
Deferred offering costs	–	–	70,732	–	–
Other	475,786	260,992	730,193	52,594	84,500

Total assets	2,315,405,502	1,396,616,328	4,213,066,314	448,913,308	765,194,160
LIABILITIES
Cash collateral due to broker for investments in swaps(1)	–	–	1,938,338	–	–
Borrowings	517,200,000	211,600,000	649,000,000	118,000,000	161,314,000
Reverse repurchase agreements, including accrued interest	–	142,656,632	471,894,299	41,647,626	27,809,931
TFP Shares, Net**	283,909,017	139,314,490	418,746,094	–	84,551,443
Payables:
Management fees	1,441,810	922,167	2,632,521	320,521	578,039
Dividends	13,326,188	7,813,101	21,229,263	2,292,946	4,046,823
Interest	158,202	1,265,579	2,788,887	526,346	660,133
Investments purchased - regular settlement	1,746,906	940,103	28,479,458	2,872,577	1,372,396
Investments purchased - when-issued/delayed-delivery settlement	73,287,570	53,309,699	–	–	–
Unfunded senior loans	2,824,844	930,963	–	–	–
Accrued expenses:
Custodian fees	328,966	172,502	206,564	45,605	39,670
Investor relations fees	22,911	18,531	58,264	7,178	9,974
Trustees fees	189,593	151,076	369,116	43,307	20,815
Professional fees	48,001	50,338	31,592	36,344	34,657
Shareholder reporting expenses	44,178	35,271	97,497	28,395	12,139
Shareholder servicing agent fees	3,261	485	1,674	38	44
Shelf offering costs	2,163	116,110	13,587	–	–
Other	368,871	14,056	133,091	526,679	1,432

Total liabilities	894,902,481	559,311,103	1,597,620,245	166,347,562	280,451,496
Commitments and contingencies(2)
Net assets applicable to common shares	$1,420,503,021	$837,305,225	$2,615,446,069	$282,565,746	$484,742,664

Common shares outstanding	160,967,425	147,816,679	326,493,745	14,119,758	24,164,141
Net asset value (“NAV”) per common share outstanding	$8.82	$5.66	$8.01	$20.01	$20.06
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share	$1,609,674	$1,478,167	$3,264,937	$141,198	$241,641
Paid‑in capital	1,850,422,240	1,179,326,021	3,008,935,342	350,810,192	571,983,502
Total distributable earnings (loss)	(431,528,893)	(343,498,963)	(396,754,210)	(68,385,644)	(87,482,479)
Net assets applicable to common shares	$1,420,503,021	$837,305,225	$2,615,446,069	$282,565,746	$484,742,664
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
† Long-term investments, cost	$2,270,007,360	$1,322,888,239	$4,047,885,000	$452,555,241	$763,502,808
◊ Short-term investments, cost	$28,623,217	$58,662,854	$21,976,515	$2,289,396	$4,388,279
^ Cash denominated in foreign currencies, cost	$–	$17	$–	$–	$–
** TFP Shares, liquidation preference	$285,000,000	$140,000,000	$420,000,000	$–	$85,000,000

See Notes to Financial Statements

Statement of Assets and Liabilities (continued)

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.
(2)	As disclosed in Notes to Financial Statements.

See Notes to Financial Statements

Statement of Operations

Year Ended July 31, 2025	JFR	JQC	JPC	JPI	NPFD

INVESTMENT INCOME
Dividends	$304,644	$480	$26,299,407	$3,386,893	$5,365,254
Interest	173,515,174	107,289,805	242,102,827	25,843,998	41,207,770
Rehypothecation income	–	–	259,737	54,813	–
Tax withheld	–	(14,479)	(16,167)	–	–
Total investment income	173,819,818	107,275,806	268,645,804	29,285,704	46,573,024

EXPENSES
Management fees	15,986,775	10,583,117	31,141,576	3,802,818	6,890,250
Shareholder servicing agent fees	3,071	3,988	8,865	427	466
Interest expense and amortization of offering costs	42,612,081	27,013,405	82,856,131	8,897,782	14,811,560
Trustees fees	79,250	48,802	155,114	16,211	28,876
Custodian expenses	437,442	291,328	329,592	84,123	72,790
Investor relations expenses	384,369	295,442	569,635	80,053	104,155
Liquidity fees	1,492,174	1,228,849	3,903,403	–	789,974
Merger expenses	17,000	–	–	700,000	–
Professional fees	188,843	138,189	257,341	98,849	143,602
Remarketing fees	172,361	141,945	425,833	–	86,417
Shareholder reporting expenses	133,397	105,978	276,952	47,250	205,089
Rights offering expense	1,285,000	910,000	–	–	–
Stock exchange listing fees	42,410	42,900	101,199	10,216	10,885
Other	39,154	49,154	7,771	11,853	61,058

Total expenses before expense reimbursement	62,873,327	40,853,097	120,033,412	13,749,582	23,205,122
Expense reimbursement	–	–	–	(1,796,437)	–
Net expenses	62,873,327	40,853,097	120,033,412	11,953,145	23,205,122

Net investment income (loss)	110,946,491	66,422,709	148,612,392	17,332,559	23,367,902

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments	(25,473,772)	(14,391,769)	16,006,629	1,960,584	(5,510,088)
Futures contracts	–	–	14,007	–	–
Swap contracts	–	–	26,228,476	–	–
Foreign currency transactions	–	–	(708,987)	8,450	(583)
Net realized gain (loss)	(25,473,772)	(14,391,769)	41,540,125	1,969,034	(5,510,671)

Change in unrealized appreciation (depreciation) on:
Investments	18,510,139	11,958,174	90,492,148	9,045,743	28,979,344
Futures contracts	–	–	(4,287,816)	–	–
Swap contracts	–	–	(24,034,354)	–	–
Foreign currency translations	–	(2,448)	1,349	–	–
Net change in unrealized appreciation (depreciation)	18,510,139	11,955,726	62,171,327	9,045,743	28,979,344

Net realized and unrealized gain (loss)	(6,963,633)	(2,436,043)	103,711,452	11,014,777	23,468,673

Net increase (decrease) in net assets applicable to common shares from operations	$103,982,858	$63,986,666	$252,323,844	$28,347,336	$46,836,575

See Notes to Financial Statements

Statement of Changes in Net Assets

	JFR		JQC

	Year Ended 7/31/25	Year Ended 7/31/24	Year Ended 7/31/25	Year Ended 7/31/24
OPERATIONS
Net investment income (loss)	$110,946,491	$119,060,019	$66,422,709	$75,281,341
Net realized gain (loss)	(25,473,772)	(17,276,337)	(14,391,769)	(18,940,185)
Net change in unrealized appreciation (depreciation)	18,510,139	54,424,668	11,955,726	41,730,015

Net increase (decrease) in net assets applicable to common shares from operations	103,982,858	156,208,350	63,986,666	98,071,171

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(115,969,240)	(132,318,523)	(68,447,068)	(77,350,572)
Return of Capital	(32,205,348)	(4,418,789)	(21,405,349)	(9,642,788)

Total distributions	(148,174,588)	(136,737,312)	(89,852,417)	(86,993,360)

CAPITAL SHARE TRANSACTIONS

Common shares:

Proceeds from rights offering, net of offering costs	220,672,151	–	62,135,610	–

Net increase (decrease) applicable to common shares from capital share transactions	220,672,151	–	62,135,610	–
Net increase (decrease) in net assets applicable to common shares	176,480,421	19,471,038	36,269,859	11,077,811
Net assets applicable to common shares at the beginning of period	1,244,022,600	1,224,551,562	801,035,366	789,957,555

Net assets applicable to common shares at the end of period	$1,420,503,021	$1,244,022,600	$837,305,225	$801,035,366

See Notes to Financial Statements

Statement of Changes in Net Assets (continued)

	JPC		JPI

	Year Ended 7/31/25	Year Ended 7/31/24	Year Ended 7/31/25	Year Ended 7/31/24
OPERATIONS
Net investment income (loss)	$148,612,392	$106,326,517	$17,332,559	$24,546,634
Net realized gain (loss)	41,540,125	(35,265,792)	1,969,034	(5,862,811)
Net change in unrealized appreciation (depreciation)	62,171,327	310,419,011	9,045,743	42,581,549

Net increase (decrease) in net assets applicable to common shares from operations	252,323,844	381,479,736	28,347,336	61,265,372

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(177,916,653)	(152,486,748)	(15,458,426)	(25,243,405)
Return of Capital	(78,577,161)	–	(11,687,572)	(1,536,960)

Total distributions	(256,493,814)	(152,486,748)	(27,145,998)	(26,780,365)

CAPITAL SHARE TRANSACTIONS

Common shares:

Fund Merger	–	1,551,871,080	–	–
Proceeds from shelf offering, net of offering costs	54,493,622	–	–	–
Reinvestments of distributions	1,251,009	–	397,265	–
Cost of shares repurchased and retired through tender offer	–	–	(173,521,088)	–

Net increase (decrease) applicable to common shares from capital share transactions	55,744,631	1,551,871,080	(173,123,823)	–
Net increase (decrease) in net assets applicable to common shares	51,574,661	1,780,864,068	(171,922,485)	34,485,007
Net assets applicable to common shares at the beginning of period	2,563,871,408	783,007,340	454,488,231	420,003,224

Net assets applicable to common shares at the end of period	$2,615,446,069	$2,563,871,408	$282,565,746	$454,488,231

See Notes to Financial Statements

	NPFD

	Year Ended 7/31/25	Year Ended 7/31/24
OPERATIONS
Net investment income (loss)	$23,367,902	$18,346,533
Net realized gain (loss)	(5,510,671)	(10,004,771)
Net change in unrealized appreciation (depreciation)	28,979,344	57,022,131

Net increase (decrease) in net assets applicable to common shares from operations	46,836,575	65,363,893

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(22,339,894)	(27,667,206)
Return of Capital	(26,230,031)	(4,857,728)

Total distributions	(48,569,925)	(32,524,934)
Net increase (decrease) in net assets applicable to common shares	(1,733,350)	32,838,959
Net assets applicable to common shares at the beginning of period	486,476,014	453,637,055

Net assets applicable to common shares at the end of period	$484,742,664	$486,476,014

See Notes to Financial Statements

Statement of Cash Flows

Year Ended July 31, 2025	JFR	JQC	JPC	JPI	NPFD

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$103,982,858	$63,986,666	$252,323,844	$28,347,336	$46,836,575
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(942,997,159)	(468,097,614)	(1,333,387,433)	(173,934,862)	(279,875,698)
Proceeds from sale and maturities of investments	648,888,396	424,260,653	1,415,283,095	208,011,483	308,586,927
Proceeds from (Purchase of) short-term investments, net	32,664,328	(22,030,555)	(14,450,758)	8,660,604	(1,188,279)
Proceeds from (Purchase of) closed foreign currency spot transactions	—	—	(708,982)	8,450	(70)
Proceeds from litigation settlement	8,381	35,531	22,284	—	—
Payment‑in‑kind distributions	(1,311,078)	(217,649)	—	—	—
Amortization (Accretion) of premiums and discounts, net	(12,328,058)	(7,854,856)	8,629,845	753,339	4,805,519
Amortization of deferred offering costs	(136,379)	(133,087)	893,512	—	53,829
(Increase) Decrease in:
Receivable for dividends	107	—	70,783	—	—
Receivable for interest	(368,485)	1,492,820	(205,411)	217,653	(163,365)
Receivable for reclaims	—	16,929	15,222	(101)	(115)
Receivable for investments sold	21,885,315	6,565,576	6,399,886	213,844,124	(211,006)
Receivable for reimbursement from Adviser	—	—	—	(160,261)	—
Receivable for variation margin on futures contracts	—	—	408,125	—	—
Other assets	120,290	35,723	(19,706)	8,449	100,722
Increase (Decrease) in:
Payable for interest	(100,568)	(172,818)	140,403	(161,886)	(61,227)
Payable for investments purchased - regular settlement	(8,053,248)	(1,083,986)	12,057,458	668,177	(830,904)
Payable for investments purchased - when-issued/delayed-delivery settlement	35,459,709	27,216,212	—	—	—
Payable for unfunded senior loans	2,634,204	734,397	—	—	—
Payable for management fees	134,676	27,763	(6,295)	(187,492)	(5,606)
Payable for offering cost	(21,136)	—	(115,365)	—	(1,000)
Accrued custodian fees	(89,945)	(34,776)	(73,102)	(9,248)	(5,513)
Accrued investor relations fees	21,728	17,607	976	(1,865)	389
Accrued Trustees fees	(5,085)	(7,635)	(15,005)	(1,722)	4,347
Accrued professional fees	(1,171)	(1,290)	385	10,230	34,657
Accrued shareholder reporting expenses	(12,664)	(10,150)	(20,116)	672	12,139
Accrued shareholder servicing agent fees	(2,167)	218	685	15	20
Accrued shelf offering costs	2,163	116,110	(79,701)	—	—
Accrued other expenses	38,877	14,056	(191,031)	526,679	(14,568)
Net realized (gain) loss from investments	25,473,772	14,391,769	(16,006,629)	(1,960,584)	5,510,088
Net realized (gain) loss from foreign currency transactions	—	—	708,987	(8,450)	583
Net change in unrealized (appreciation) depreciation of investments	(18,510,139)	(11,958,174)	(90,492,148)	(9,045,743)	(28,979,344)
Net change in unrealized (appreciation) depreciation of swap contracts	—	—	24,034,354	—	—
Net change in unrealized (appreciation) depreciation on foreign currency translations	—	2,448	(1,349)	—	—
Net cash provided by (used in) operating activities	(112,622,478)	27,311,888	265,216,813	275,584,997	54,609,100
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	40,000,000	—	50,000,000	128,000,000	4,000,000
(Repayments) of borrowings	—	—	(90,000,000)	(157,500,000)	(17,000,000)
Proceeds from reverse repurchase agreements	—	—	1,659,383,000	41,000,000	189,144,000
(Repayments of) reverse repurchase agreements	—	—	(1,644,383,000)	(65,000,000)	(182,144,000)
Increase (Decrease) in:
Cash overdraft	—	—	—	(19,698,007)	—
Cash collateral due to broker	—	—	1,938,338	—	—
Cash collateral due to broker for investments in futures contracts	—	—	(22,525,185)	—	—
Cash overdraft denominated in foreign currencies	—	—	—	—	(32)
Cash distributions paid to common shareholders	(145,953,187)	(89,216,829)	(254,880,888)	(26,656,610)	(48,569,756)
Proceeds from rights offering	220,672,151	62,135,610	—	—	—
Proceeds from shelf offering	—	—	54,493,622	—	—
Cost of common shares repurchased and retired through tender offer	—	—	—	(173,521,088)	—

Net cash provided by (used in) financing activities	114,718,964	(27,081,219)	(245,974,113)	(273,375,705)	(54,569,788)
Net increase (decrease) in cash, cash denominated in foreign currencies and cash collateral at brokers	2,096,486	230,669	19,242,700	2,209,292	39,312

See Notes to Financial Statements

Year Ended July 31, 2025	JFR	JQC	JPC	JPI	NPFD
Cash and cash denominated in foreign currencies at the beginning of period	2,370,612	277,536	48,947	—	100,436

Cash, cash denominated in foreign currencies and cash collateral at brokers at the end of period	$4,467,098	$508,205	$19,291,647	$2,209,292	$139,748
The following table provides a reconciliation of cash, cash denominated in foreign currencies and cash collateral at brokers to the Statement of Assets and Liabilities:

	JFR	JQC	JPC	JPI	NPFD
Cash	$4,467,098	$508,188	$15,717,343	$2,209,292	$139,748
Cash denominated in foreign currencies	—	17	—	—	—
Cash collateral at broker for investments in futures contracts	—	—	3,574,304	—	—
Total cash, cash denominated in foreign currencies and cash collateral at brokers	$4,467,098	$508,205	$19,291,647	$2,209,292	$139,748

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION	JFR	JQC	JPC	JPI	NPFD
Cash paid for interest (excluding borrowing and amortization of offering costs)	$41,941,982	$27,042,943	$82,125,934	$8,947,598	$14,681,095
Non‑cash financing activities not included herein consists of reinvestments of common share distributions	—	—	1,251,009	397,265	—

See Notes to Financial Statements

Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations				Less Distributions to Common Shareholders			Common Share

	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Net Asset Value, End of Period	Share Price, End of Period
JFR
7/31/25	$9.28	$0.76	$(0.20)	$0.56	$(0.80)	$—	$(0.22)	$(1.02)	$8.82	$8.52
7/31/24	9.13	0.89	0.28	1.17	(0.99)	—	(0.03)	(1.02)	9.28	8.82
7/31/23	9.39	0.91	(0.30)	0.61	(0.87)	—	—	(0.87)	9.13	8.08
7/31/22	10.36	0.56	(0.83)	(0.27)	(0.61)	—	(0.09)	(0.70)	9.39	8.84
7/31/21	9.40	0.54	1.04	1.58	(0.62)	—	—	(0.62)	10.36	9.76
JQC
7/31/25	5.91	0.48	(0.08)	0.40	(0.50)	—	(0.15)	(0.65)	5.66	5.53
7/31/24	5.83	0.56	0.16	0.72	(0.57)	—	(0.07)	(0.64)	5.91	5.73
7/31/23	6.10	0.52	(0.24)	0.28	(0.53)	—	(0.02)	(0.55)	5.83	5.08
7/31/22	6.91	0.35	(0.68)	(0.33)	(0.35)	—	(0.13)	(0.48)	6.10	5.50
7/31/21	6.88	0.32	0.56	0.88	(0.30)	—	(0.55)	(0.85)	6.91	6.53

(a)	Based on average shares outstanding.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested distributions at Common Share NAV, if any. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last distribution declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested distributions, if any, at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Net Investment Income (Loss)(c)	Portfolio Turnover Rate

6.37%	8.66%	$1,420,503	4.78%	8.43%	31%
13.46	23.15	1,244,023	5.52	9.63	38
6.88	1.57	1,224,552	4.77	9.88	28
(2.84)	(2.59)	534,392	2.17	5.49	38
17.36	30.14	589,469	2.20	5.39	43

7.06	8.35	837,305	5.09	8.27	33
13.00	27.08	801,035	5.48	9.45	39
5.01	2.77	789,958	4.75	8.90	28
(5.15)	(8.93)	827,031	2.35	5.20	33
13.42	26.98	937,712	2.22	4.64	43

(c)
• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares, borrowings, and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements) where applicable, as follows:

	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
	JFR	JQC
7/31/25	3.37%	3.53%
7/31/24	4.08	4.03
7/31/23	3.28	3.30
7/31/22	0.80	0.91
7/31/21	0.82	0.80

See Notes to Financial Statements.

Financial Highlights (continued)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations				Less Distributions to Common Shareholders			Common Share

	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Shelf Offering Costs		Premium per Share Sold through Shelf Offering		Net Asset Value, End of Period	Share Price, End of Period
JPC
7/31/25	$8.03	$0.46	$0.32	$0.78	$(0.56)	$—	$(0.24)	$(0.80)	$—		$—		$8.01	$8.07
7/31/24	7.45	0.40	0.77	1.17	(0.59)	—	—	(0.59)	—		—		8.03	7.68
7/31/23	8.41	0.46	(0.84)	(0.38)	(0.58)	—	—	(0.58)	—		—		7.45	6.60
7/31/22	9.91	0.66	(1.52)	(0.86)	(0.64)	—	—	(0.64)	—	(e)	—	(e)	8.41	8.20
7/31/21	8.83	0.67	1.05	1.72	(0.64)	—	—	(0.64)	—	(e)	—	(e)	9.91	10.00
JPI
7/31/25	19.96	1.20	0.77	1.97	(1.11)	—	(0.81)	(1.92)	—		—		20.01	20.54
7/31/24	18.44	1.08	1.62	2.70	(1.11)	—	(0.07)	(1.18)	—		—		19.96	19.87
7/31/23	21.26	1.15	(2.60)	(1.45)	(1.37)	—	—	(1.37)	—		—		18.44	17.63
7/31/22	25.38	1.58	(4.13)	(2.55)	(1.57)	—	—	(1.57)	—		—		21.26	20.51
7/31/21	22.45	1.65	2.85	4.50	(1.57)	—	—	(1.57)	—		—		25.38	26.26

(a)	Based on average shares outstanding.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested distributions at Common Share NAV, if any. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last distribution declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested distributions, if any, at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Expenses After Reimbursement(c),(d)	Net Investment Income (Loss)(c)	Portfolio Turnover Rate

10.29%	16.10%	$2,615,446	4.67%	N/A%	5.78%	33%
16.21	26.70	2,563,871	5.20	N/A	5.22	39
(4.47)	(12.60)	783,007	4.46	N/A	5.92	15
(9.05)	(11.91)	884,062	2.06	N/A	7.10	71
19.93	21.55	1,028,714	1.81	N/A	7.02	23

10.34	13.79	282,566	4.74	4.12	5.98	40
15.10	20.11	454,488	4.97	N/A	5.67	42
(6.85)	(7.39)	420,003	4.40	N/A	6.00	14
(10.41)	(16.35)	484,242	2.06	N/A	6.75	9
20.54	26.22	577,883	1.76	N/A	6.79	23

(c)
• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares, borrowings, and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements) where applicable, as follows:

	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
	JPC	JPI
7/31/25	3.39%	3.07%
7/31/24	3.86	3.54
7/31/23	3.07	2.96
7/31/22	0.72	0.69
7/31/21	0.49	0.44

(d)
During the fiscal year ended July 31, 2025, the Adviser voluntarily reimbursed JPI for certain expenses incurred in connection with its restructuring. See Notes to Financial Statements for more information.

(e)	Value rounded to zero.

See Notes to Financial Statements.

Financial Highlights (continued)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations				Less Distributions to Common Shareholders			Common Share

	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Net Asset Value, End of Period	Share Price, End of Period
NPFD
7/31/25	$20.13	$0.97	$0.97	$1.94	$(0.92)	$—	$(1.09)	$(2.01)	$20.06	$19.45
7/31/24	18.77	0.76	1.95	2.71	(1.15)	—	(0.20)	(1.35)	20.13	18.80
7/31/23	21.06	0.70	(1.72)	(1.02)	(1.24)	—	(0.03)	(1.27)	18.77	16.39
7/31/22(d)	25.00	0.61	(3.72)	(3.11)	(0.83)	—	—	(0.83)	21.06	19.98

(a)	Based on average shares outstanding.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested distributions at Common Share NAV, if any. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last distribution declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested distributions, if any, at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)		Net Investment Income (Loss)(c)		Portfolio Turnover Rate

10.09%	14.97%	$484,743	4.79%		4.82%		37%
14.87	24.03	486,476	5.21		3.93		33
(4.82)	(11.68)	453,637	4.43		3.64		17
(12.48)	(16.77)	508,829	2.13 (e	)	4.33 (e	)	14

(c)
• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares, borrowings, and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements) where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NPFD
7/31/25	3.24%
7/31/24	3.67
7/31/23	2.93
7/31/22	0.74

(d)	For the period December 15, 2021 (commencement of operations) through July 31, 2022.
(e)	Annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last five fiscal periods, as applicable.

	Borrowings		TFP Shares		Term Preferred		VRTP Shares
	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $1,000(b)	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $1,000(c)	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $1,000(c)	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000(d)	Asset Coverage Per $1 Liquidation Preference(e)
JFR
7/31/25	$517,200	$4,298	$285,000	$2,771	$—	$—	$—	$—	$2.77
7/31/24	477,200	4,204	285,000	2,632	—	—	—	—	2.63
7/31/23	477,200	4,163	285,000	2,607	—	—	—	—	2.61
7/31/22	233,400	3,718	100,000	2,603	—	—	—	—	2.60
7/31/21	238,400	3,892	100,000	2,742	—	—	—	—	2.74
JQC
7/31/25	211,600	5,619	140,000	3,381	—	—	—	—	3.38
7/31/24	211,600	5,447	140,000	3,278	—	—	—	—	3.28
7/31/23	211,600	5,395	140,000	3,247	—	—	—	—	3.25
7/31/22	246,000	4,931	140,000	3,143	—	—	—	—	3.14
7/31/21	402,000	3,333	—	—	—	—	—	—	—
JPC
7/31/25	649,000	5,677	420,000	3,447	—	—	—	—	3.45
7/31/24	689,000	5,331	420,000	3,312	—	—	—	—	3.31
7/31/23	219,600	5,249	150,000	3,119	—	—	—	—	3.12
7/31/22	423,400	3,088	—	—	—	—	—	—	—
7/31/21	462,700	3,223	—	—	—	—	—	—	—
JPI
7/31/25	118,000	3,395	—	—	—	—	—	—	—
7/31/24	147,500	4,081	—	—	—	—	—	—	—
7/31/23	180,900	3,322	—	—	—	—	—	—	—
7/31/22	216,000	3,242	—	—	—	—	—	—	—
7/31/21	234,800	3,461	—	—	—	—	—	—	—
NPFD
7/31/25	161,314	4,532	85,000	2,968	—	—	—	—	2.97
7/31/24	174,314	4,278	85,000	2,876	—	—	—	—	2.88
7/31/23	147,614	4,649	85,000	2,950	—	—	—	—	2.95
7/31/22(f)	188,600	3,698	—	—	—	—	—	—	—

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference, if applicable, as of the end of the relevant fiscal year.
(b)
Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s borrowings (excluding temporary borrowings) then outstanding and multiplying the result by 1,000. For purpose of asset coverage above, senior securities consist of preferred shares or borrowings of a Fund and does not include derivative transactions and other investments that have the economic effect of leverage such as reverse repurchase agreements and tender option bonds. If the leverage effects of such investments were included, the asset coverage amounts presented would be lower.

(c)
Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate of the involuntary liquidation preference of the outstanding preferred shares and multiplying the result by 1,000. For purpose of asset coverage above, senior securities consist of preferred shares or borrowings (excluding temporary borrowings) of a Fund and does not include derivative transactions and other investments that have the economic effect of leverage such as reverse repurchase agreements and tender option bonds. If the leverage effects of such investments were included, the asset coverage amounts presented would be lower.

(d)
Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate of the involuntary liquidation preference of the outstanding preferred shares and multiplying the result by 100,000. For purpose of asset coverage above, senior securities consist of preferred shares or borrowings (excluding temporary borrowings) of a Fund and does not include derivative transactions and other investments that have the economic effect of leverage such as reverse repurchase agreements and tender option bonds. If the leverage effects of such investments were included, the asset coverage amounts presented would be lower.

(e)	Includes all borrowings and preferred shares presented for the Fund.
(f)	For the period December 15, 2021 (commencement of operations) through July 31, 2022.

Notes to Financial Statements

1.	General Information
Fund Information: The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Floating Rate Income Fund (JFR)

•	Nuveen Credit Strategies Income Fund (JQC)

•	Nuveen Preferred & Income Opportunities Fund (JPC)

•	Nuveen Preferred Securities & Income Opportunities Fund (JPI)

•	Nuveen Variable Rate Preferred & Income Fund (NPFD)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as closed‑end management investment companies. JFR, JQC, JPC, JPI and NPFD were each organized as Massachusetts business trusts on January 15, 2004, March 17, 2003, January 27, 2003, April 18, 2012 and June 1, 2021, respectively.
Current Fiscal Period: The end of the reporting period for the Funds is July 31, 2025, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2025 (the “current fiscal period”).
Investment Adviser and Sub‑Adviser: The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub‑ advisory agreements with Nuveen Asset Management, LLC (the “Sub‑Adviser”), a subsidiary of the Adviser, under which the Sub‑Adviser manages the investment portfolio of the Funds. The Adviser is responsible for managing JPC’s and JPI’s investments in swap contracts.
JPI Fund Restructuring and Tender Offer: On July 17, 2024, shareholders of JPI approved a proposal to amend the Fund’s declaration of trust to eliminate the Fund’s term structure, subject to the completion of a tender offer. The amendment allows shareholders the opportunity to maintain their investment in the Fund and its leveraged exposure to preferred and other income producing securities in lieu of the Fund’s scheduled termination. Additionally, on July 17, 2024, the Fund conducted a tender offer, which allowed shareholders to offer up to 100% of their common shares for repurchase for cash at a price per share equal to 100% of the net asset value (“NAV”) per share determined on the date the tender offer expired. The tender offer expired on August 14, 2024. In the tender offer 8,672,542 shares were tendered, representing approximately 38% of the Fund’s common shares outstanding. Properly tendered shares were repurchased at $20.0081 per share, which was the NAV of the Fund as of the close of ordinary trading on the New York Stock Exchange on August 14, 2024. As a result of the successful completion of the tender offer, the restructuring of the Fund was completed and on August 19, 2024, the following changes became effective.

•	The Fund’s declaration of trust was amended to eliminate the term of the Fund.

•	The Fund’s name changed from Nuveen Preferred and Income Term Fund to Nuveen Preferred Securities & Income Opportunities Fund.

•
Nuveen Fund Advisors, LLC, the investment adviser to the Fund, will waive 50% of the Fund’s net management fees beginning August 19, 2024, and continuing over the first year following the elimination of the term.

JPC, JPS and JPT Fund Mergers: Effective prior to opening of business on November 6, 2023, Nuveen Preferred & Income Securities Fund (JPS) and Nuveen Preferred and Income Fund (JPT) (the “Target Funds”) were each merged into JPC (the “Acquiring Fund”) (each a “Merger”). With respect to each Merger of a Target Fund with and into the Acquiring Fund, the separate legal existence of the Target Fund ceased for all purposes and the Acquiring Fund succeeded to all the assets and assumed all the liabilities of the Target Fund. Shares of the Target Fund were converted into newly issued shares of the Acquiring Fund. Holders of common shares of the Target Fund received newly issued common shares of the Acquiring Fund, the aggregate NAV of which was equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Merger (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled). For accounting and performance reporting purposes, the Acquiring Fund is the survivor.
JPC and JPI – Fund Merger: On March 19, 2025, the merger of JPI into JPC was approved by the Funds’ Board of Trustees (the “Board”). The merger was approved by shareholders on August 29,2025 (subsequent to the close of the reporting period) and became effective prior to the opening of business on September 22, 2025.

2.	Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Notes to Financial Statements (continued)

Compensation: The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders: Distributions to common shareholders are recorded on the ex‑dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
The Funds’ distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of their common shares (stated in terms of a fixed cents per common share dividend distributions rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, a Fund may distribute more or less than its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode.
Foreign Currency Transactions and Translation: To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from foreign currency transactions” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) on foreign currency translations” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the current fiscal period, the percentage of investments in non‑U.S. securities for JPC, JPI and NPFD are as follows:

JPC	Value	% of Total Investments

Country:
United Kingdom	$521,932,668	12.7%
Canada	369,022,505	8.9
France	358,602,068	8.7
Spain	176,860,137	4.3
Switzerland	147,418,924	3.6
Netherlands	71,897,679	1.7
Germany	50,143,737	1.2
Mexico	46,533,178	1.1
Ireland	41,913,945	1.0
Australia	34,839,538	0.9
Other	86,971,489	2.1

Total non‑U.S. Securities	$1,906,135,868	46.2%

JPI	Value	% of Total Investments

Country:
United Kingdom	$56,127,158	12.7%
France	38,483,684	8.7
Canada	37,673,250	8.6
Spain	19,953,159	4.5
Switzerland	19,009,420	4.3
Netherlands	9,000,137	2.0
Germany	5,333,459	1.2
Mexico	5,091,515	1.2
Ireland	4,158,689	1.0
Finland	3,025,652	0.7
Other	8,917,669	2.0

Total non‑U.S. Securities	$206,773,792	46.9%

NPFD	Value	% of Total Investments

Country:
Canada	$89,908,749	11.9%
United Kingdom	56,556,657	7.5
France	34,175,685	4.5
Spain	18,809,859	2.5
Switzerland	17,319,056	2.3
Netherlands	10,013,944	1.3
Germany	7,156,538	1.0
Mexico	6,797,790	0.9
Ireland	6,743,857	0.9
Finland	3,143,496	0.4
Other	7,400,643	1.0

Total non‑U.S. Securities	$258,026,274	34.2%

Foreign Taxes: The Funds may be subject to foreign taxes on income, gains on investments or foreign currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.
Indemnifications: Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex‑dividend date or, for certain foreign securities, when information is available. Non‑cash dividends received in the form of stock, if any, are recorded on the ex‑dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment‑in‑kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Rehypothecation income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described later in these Notes to Financial Statements. Fee income consists primarily of amendment fees, when applicable. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as “Fees” on the Statement of Operations.
Netting Agreements: In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.
The Funds’ investments subject to netting agreements as of the end of the current fiscal period, if any, are further described later in these Notes to Financial Statements.

Notes to Financial Statements (continued)

Segment Reporting: In November 2023, the FASB issued Accounting Standard Update (“ASU”) No. 2023‑07, Segment Reporting (Topic 280) Improvements to Reportable Segment Disclosures (“ASU 2023‑07”). The amendments in ASU 2023‑07 improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. ASU 2023‑07 also requires a public entity that has a single reportable segment to provide all the disclosures required by the amendments in ASU 2023‑07 and all existing segment disclosures in Topic 280. The amendments in ASU 2023‑07 are effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Funds adopted ASU 2023‑07 during the current reporting period. Adoption of the new standard impacted financial statement disclosures only and did not affect the Funds’ financial positions or the results of their operations.
Each Fund represents a single operating segment. The officers of the Funds act as the chief operating decision maker (“CODM”). The CODM monitors the operating results of each Fund as a whole and is responsible for each Fund’s long-term strategic asset allocation in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Statement of Assets and Liabilities as “total assets” and significant segment revenues and expenses are listed on the Statement of Operations.
New Accounting Pronouncement: In December 2023, the FASB issued ASU No. 2023‑09, Income Taxes (Topic 740) Improvements to Income tax disclosures (“ASU 2023‑09”). The primary purpose of the amendments within ASU 2023‑09 is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU 2023‑09 are effective for annual periods beginning after December 15, 2024. Management is currently evaluating the implications of these changes on the financial statements.

3.	Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.
Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs or share price on the valuation date and are generally classified as Level 1.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Swap contracts are marked‑to‑market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.

For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the current fiscal period, based on the inputs used to value them:

JFR	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Asset-Backed Securities	$–	$6,817,137	$–	$6,817,137
Common Stocks	5,344,732	14,762,205	595,629	20,702,566
Corporate Bonds	–	248,439,050	–	248,439,050
Preferred Stock	–	539,016	–	539,016
Variable Rate Senior Loan Interests	–	1,978,473,921	5,417	1,978,479,338
Warrants	–	490,732	25,830	516,562
Short-Term Investments:
Investment Companies	28,623,217	–	–	28,623,217

Total	$33,967,949	$2,249,522,061	$626,876	$2,284,116,886

JQC	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Asset-Backed Securities	$–	$65,959,583	$–	$65,959,583
Common Stocks	5,156	7,572,368	23,048	7,600,572
Corporate Bonds	–	266,352,213	–	266,352,213
Variable Rate Senior Loan Interests	–	980,111,869	3,498	980,115,367
Warrants	–	–	47	47
Short-Term Investments:
Investment Companies	58,662,854	–	–	58,662,854

Total	$58,668,010	$1,319,996,033	$26,593	$1,378,690,636

JPC	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Common Stocks	$3,476	$–	$–	$3,476
Convertible Preferred Securities	21,289,848	–	–	21,289,848
Corporate Bonds	–	3,675,809,696	7,053,409	3,682,863,105
Preferred Stock	341,317,353	–	–	341,317,353
U.S. Government and Agency Obligations	–	60,746,030	–	60,746,030
Short-Term Investments:
Repurchase Agreements	–	21,976,515	–	21,976,515
Investments in Derivatives:
Futures Contracts*	2,272,447	–	–	2,272,447
Interest Rate Swaps*	–	2,390,002	–	2,390,002

Total	$364,883,124	$3,760,922,243	$7,053,409	$4,132,858,776

JPI	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Corporate Bonds	$–	$382,948,208	$3,531,816	$386,480,024
Preferred Stock	45,328,625	–	–	45,328,625
U.S. Government and Agency Obligations	–	6,464,535	–	6,464,535
Short-Term Investments:
Repurchase Agreements	–	2,289,396	–	2,289,396

Total	$45,328,625	$391,702,139	$3,531,816	$440,562,580

Notes to Financial Statements (continued)

NPFD	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Corporate Bonds	$–	$664,442,596	$2,425,083	$666,867,679
Preferred Stock	66,227,992	–	–	66,227,992
U.S. Government and Agency Obligations	–	16,946,293	–	16,946,293
Short-Term Investments:
Repurchase Agreements	–	4,388,279	–	4,388,279

Total	$66,227,992	$685,777,168	$2,425,083	$754,430,243

*	Represents net unrealized appreciation (depreciation).
The Funds hold liabilities in preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in these Notes to Financial Statements.
The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

	JFR
	Level 3
	Common Stocks	Variable Rate Senior Loan Interests	Warrants
Balance at the beginning of period	$15,680,702	$963,764	$16,278
Gains (losses):
Net realized gains (losses)	7,113,686	(945,949)	–
Change in net unrealized appreciation (depreciation)	(8,833,235)	127,318	9,552
Purchases at cost	–	21,649	–
Sales at proceeds	(13,365,524)	(463,116)	–
Net discounts (premiums)	–	296,480	–
Transfers into	–	5,271	–
Transfers (out of)	–	–	–
Balance at the end of period	$595,629	$5,417	$25,830
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$(1,341)	$(1,562,052)	$9,552

	JQC
	Level 3
	Common Stocks	Variable Rate Senior Loan Interests	Warrants
Balance at the beginning of period	$5,603,105	$–	$46
Gains (losses):
Net realized gains (losses)	2,630,780	–	–
Change in net unrealized appreciation (depreciation)	(3,267,914)	–	1
Purchases at cost	–	–	–
Sales at proceeds	(4,942,923)	–	–
Net discounts (premiums)	–	–	–
Transfers into	–	3,498	–
Transfers (out of)	–	–	–
Balance at the end of period	$23,048	$3,498	$47
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$(1,695)	$(94,089)	$1

JPC
Level 3
Corporate Bonds
Balance at the beginning of period	$–
Gains (losses):
Net realized gains (losses)	–
Change in net unrealized appreciation (depreciation)	–
Purchases at cost	–
Sales at proceeds	–
Net discounts (premiums)	–
Transfers into	7,053,409
Transfers (out of)	–
Balance at the end of period	$7,053,409
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$450,218

JPI
Level 3
Corporate Bonds
Balance at the beginning of period	$–
Gains (losses):
Net realized gains (losses)	–
Change in net unrealized appreciation (depreciation)	–
Purchases at cost	–
Sales at proceeds	–
Net discounts (premiums)	–
Transfers into	3,531,816
Transfers (out of)	–
Balance at the end of period	$3,531,816
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$225,435

NPFD
Level 3
Corporate Bonds
Balance at the beginning of period	$–
Gains (losses):
Net realized gains (losses)	–
Change in net unrealized appreciation (depreciation)	–
Purchases at cost	–
Sales at proceeds	–
Net discounts (premiums)	–
Transfers into	2,425,083
Transfers (out of)	–
Balance at the end of period	$2,425,083
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$154,793
The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of the end of the current fiscal period, were as follows:

Fund	Asset Class	Market Value	Techniques	Unobservable Inputs	Range	Weighted Average
JFR	Common Stocks	$22,984	Expected Recovery	Recovery Proceeds	$0.01‑$8.00	$2.15
		572,645	Enterprise Value	Acquisition Cost	$1,000.00	N/A
	Variable Rate Senior Loan Interests	5,417	Broker-Dealer Price Quotation(s)	Litigation Proceeds	$0.55	N/A
	Warrants	25,830	Expected Recovery	Recovery Proceeds	$0.25-$0.35	$0.32
Total		$626,876
JQC	Common Stocks	$23,094	Expected Recovery	Recovery Proceeds	$0.01-$8.00	$0.621
	Variable Rate Senior Loan Interests	3,498	Broker-Dealer Price Quotation(s)	Litigation Proceeds	$0.55	N/A

Notes to Financial Statements (continued)

Total		$26,592
JPC	Corporate Bonds	$7,053,409	Indicative Trade	Broker Quote	$11.75	N/A
JPI	Corporate Bonds	$3,531,816	Indicative Trade	Broker Quote	$11.75	N/A
NPFD	Corporate Bonds	$2,425,083	Indicative Trade	Broker Quote	$11.75	N/A
The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the current fiscal period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
JFR	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Variable Rate Senior Loan Interest	$–	$–	$–	$(5,271)	$5,271	$–

	Level 1		Level 2		Level 3
JQC	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Variable Rate Senior Loan Interest	$–	$–	$–	$(3,498)	$3,498	$–

	Level 1		Level 2		Level 3
JPC	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Corporate Bonds	$–	$–	$–	$(7,053,409)	$7,053,409	$–

	Level 1		Level 2		Level 3
JPI	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Corporate Bonds	$–	$–	$–	$(3,531,816)	$3,531,816	$–

	Level 1		Level 2		Level 3
NPFD	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Corporate Bonds	$–	$–	$–	$(2,425,083)	$2,425,083	$–
The significant unobservable inputs used in the fair value measurement of the reporting entity’s corporate bonds are estimates of litigation proceeds reflected by way of broker-dealer price quotations or estimated recovery proceeds. Significant increases (decreases) in these estimates, estimates in expected recovery proceeds or changes in value from a recent acquisition cost, could have resulted in significantly higher (lower) fair value measurements of our level 3 investments.

4.	Portfolio Securities
Unfunded Commitments: Pursuant to the terms of certain of the variable rate senior loan agreements, JFR and JQC may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the current fiscal period, JFR and JQC’s outstanding unfunded senior loan commitments were as follows:

Fund	Outstanding Unfunded Senior Loan Commitments
JFR	$2,824,844
JQC	930,963
Participation Commitments: With respect to the senior loans held in JFR and JQC’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Funds would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Funds not only assume the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the current fiscal period, the Funds had no such outstanding participation commitments.
Repurchase Agreements: In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the current fiscal period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-term Investments, at Value	Collateral Pledged (From) Counterparty
JPC	Fixed Income Clearing Corporation	$21,976,515	$(22,416,176)
JPI	Fixed Income Clearing Corporation	2,289,396	(2,335,343)
NPFD	Fixed Income Clearing Corporation	4,388,279	(4,476,236)
Zero Coupon Securities: A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Purchases and Sales: Long-term purchases and sales (excluding in‑kind transactions, where applicable) during the current fiscal period were as follows:

Fund	Non-U.S. Government Purchases	Non-U.S. Government Sales and Maturities
JFR	$942,997,159	$648,888,396
JQC	468,097,614	424,260,653
JPC	1,333,387,433	1,415,283,095
JPI	173,934,862	208,011,483
NPFD	279,875,698	308,586,927
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the current fiscal period, such amounts are recognized on the Statement of Assets and Liabilities.

5.	Derivative Investments
Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of Operations, respectively.
Futures Contracts: During the current fiscal period, JPC used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.
A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Securities deposited for initial margin, if any, are identified in the Portfolio of Investments and cash deposited for initial margin, if any, is reflected on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the market value of the contract are recognized as an unrealized gain or loss by “marking- to‑market” on a daily basis. The Fund and the clearing broker are obligated to settle monies on a daily basis representing the changes in the value of the contracts. These daily cash settlements are known as “variation margin” and is recognized on the Statement of Assets and Liabilities as a receivable or payable for variation margin on futures contracts. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. The net realized gain or loss and the change in unrealized appreciation (depreciation) on futures contracts held during the period is included on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Notes to Financial Statements (continued)

Fund	Average Notional Amount of Futures Contracts Outstanding*
JPC	$203,238,091

*
The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Interest Rate Swap Contracts: During the current fiscal period, JPC used interest rate swap contracts to partially hedge its interest cost of leverage.
Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).
Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss on such transactions is limited to the net amount of interest payments that the Fund is to receive from the counterparty. Payments paid (received) at the beginning of the measurement period are reflected as swap premiums paid (received) on the Statement of Assets and Liabilities, when applicable. Interest rate swaps can be settled either directly with the counterparty (“OTC”) or through a central clearinghouse (“centrally cleared”). For OTC swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as unrealized appreciation (depreciation) on interest rate swaps contracts on the Statement of Assets and Liabilities.
Upon the execution of a centrally cleared swap, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Securities deposited for initial margin, if any, are identified in the Portfolio of Investments and cash deposited for initial margin, if any, is reflected on the Statement of Assets and Liabilities. The Fund and the clearing broker are obligated to settle monies on a daily basis representing the changes in the value of the swap contracts. These daily cash settlements are known as “variation margin” and is recognized on the Statement of Assets and Liabilities as a receivable or payable for variation margin on interest rate swaps contracts.
Changes in the value of the swap contracts during the fiscal period are recognized as net unrealized appreciation (depreciation) of swaps contracts on the Statement of Operations. The net amount of periodic payments settled in cash are recognized as net realized gain (loss) from swap contracts on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Fund	Average Notional Amount of Interest Rate Swap Contracts Outstanding*
JPC	$776,800,000

*
The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the current fiscal period.

Fund	Counterparty	Gross Unrealized Appreciation Interest Rate Swaps***	Gross Unrealized (Depreciation) Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPC	Morgan Stanley Capital Services LLC	$2,390,002	$-	$2,390,002	$(1,938,338)	$451,664

***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.
As of the end of the current fiscal period, the Funds have invested in derivative contracts which are reflected in the Statement of Assets and Liabilities as follows:

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Location	Value	Location	Value
JPC
Futures Contracts	Interest rate	Unrealized appreciation on futures contracts*	$2,272,447	-	$–
Interest Rate Swaps	Interest rate	Unrealized appreciation on interest rate swaps contracts	2,390,002	-	–

*
The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statements of Assets and Liabilities is only the receivable or payable for variation margin on open futures contracts.

During the current fiscal period, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

Derivative Instrument	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
JPC
Futures contracts	Interest rate	$14,007	$(4,287,816)
Swap contracts	Interest rate	26,228,476	(24,034,354)
Market and Counterparty Credit Risk: In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre‑determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre‑determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre‑determined threshold amount.

6.	Fund Shares
Common Shares
Tender Offer
The Board authorized JPI to conduct a tender offer pursuant to which the Fund offered to purchase up to 100% of its then outstanding shares for cash on a pro rata basis at a price per share equal 100% of the NAV per share as determined as of the close of regular trading on the NYSE on the expiration date of the tender offer.
On July 17, 2024, Nuveen announced the Fund’s tender offer, which commenced on July 17, 2024 and expired on August 14, 2024. Details of the tender offer from participating shareholders during the current fiscal period were as follows:

JPI
Number of common shares outstanding before tender offer	22,772,419
Number of common shares authorized for tender offer	8,672,542
Percentage of common shares outstanding tendered	38%
Purchase price (100% of share NAV on expiration date)	20.0081
Number of common shares outstanding after tender offer	14,099,877
JFR – Rights offering: On January 8, 2025, the Board approved the terms of the issuance of transferable rights (“Rights”) to the holders of the Fund’s common shares (par value $0.01 per share) (“Common Shares”) as of January 21, 2025 (the “Record Date”). Holders of Common Shares on the Record Date (“Record Date Shareholders”) received one Right for each outstanding Common Share owned on the Record Date. The Rights entitled the holders to purchase one new Common Share for every 5 Rights held (1‑for‑5), for an aggregate of up to an additional 26,911,238 Common Shares.
Holders of Rights were entitled to subscribe for additional Common Shares (the “Offer”) at a discount to the market price of the Common Shares, prior to 5:00 p.m., Eastern time, on February 19, 2025 (the “Expiration Date”). The subscription price per Common Share (the “Subscription Price”) was $8.20 per Common Share, which was equal to 90% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on the Expiration Date. The gross proceeds of the Offer were approximately $220.7 million (including oversubscription requests and notices of guaranteed delivery).

Notes to Financial Statements (continued)

The Offer was over-subscribed; however, the Fund did not exercise the secondary oversubscription privilege. The available primary over-subscription shares were allocated pro‑rata among those fully exercising record date shareholders who over-subscribed based on the number of rights originally issued to them by the Fund. The Fund returned to those investors that submitted over-subscription requests the full amount of their excess payments. The Common Shares subscribed for were issued on February 25, 2025, after completion of the pro‑rata allocation of Common Shares in respect of the primary oversubscription privilege and receipt of all shareholder payments.
JQC – Rights Offering: On March 19, 2025, the Board approved the terms of the issuance of transferable rights (“Rights”) to the holders of the Fund’s common shares (par value $0.01 per share) (“Common Shares”) as of March 31, 2025 (the “Record Date”). Holders of Common Shares on the Record Date (“Record Date Shareholders”) received one Right for each outstanding Common Share owned on the Record Date. The Rights entitled the holders to purchase one new Common Share for every 5 Rights held (1‑for‑5), for an aggregate of up to an additional 12.2 million Common Shares.
Holders of Rights were entitled to subscribe for additional Common Shares (the “Offer”) at a discount to the market price of the Common Shares, prior to 5:00 p.m., Eastern time, on April 29, 2025 (the “Expiration Date”). The subscription price per Common Share (the “Subscription Price”) was $5.09 per Common Share, which was equal to 90% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on the Expiration Date. The gross proceeds of the Offer were approximately $62.1 million.
The Common Shares subscribed for were issued on May 5, 2025, after completion and receipt of all shareholder payments. The final Subscription Price was lower than the original estimated Subscription Price. Accordingly, any excess payments were returned to subscribing rights holders, in accordance with the prospectus supplement filed with the Securities and Exchange Commission on March 20, 2025.
Common Shares Equity Shelf Programs and Offering Costs: JPC has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Maximum aggregate offering, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

	JPC
	Year Ended 7/31/25	Year Ended 7/31/24
Maximum aggregate offering	Unlimited	Unlimited
Common shares sold	6,853,100	–
Offering proceeds, net of offering costs	$54,493,622	$–
Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.
Common Share Transactions: Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	JFR
	Year Ended 7/31/25	Year Ended 7/31/24
Common Shares:
Sold through rights offering	26,911,238	–
Total	26,911,238	–
	JQC
	Year Ended 7/31/25	Year Ended 7/31/24
Common Shares:
Sold through rights offering	12,207,389	–
Total	12,207,389	–

	JPC
	Year Ended 7/31/25	Year Ended 7/31/24
Common Shares:
Issued in the Merger	–	214,414,720
Sold through shelf offering	6,853,100	–
Issued to shareholders due to reinvestment of distributions	156,693	–
Total	7,009,793	214,414,720
Weighted average common share:
Premium to NAV per shelf offering common share sold	0.59%	–%
	JPI
	Year Ended 7/31/25	Year Ended 7/31/24
Common Shares:
Issued to shareholders due to reinvestment of distributions	19,881	–
Repurchased and retired through tender offer	(8,672,542)	–
Total	(8,652,661)	–
Preferred Shares
Taxable Fund Preferred Shares: JFR, JQC, JPC and NPFD have issued and have outstanding Taxable Fund Preferred (“TFP”) Shares, with a $1,000 liquidation preference per share. These TFP Shares were issued via private placement and are not publicly available.
The Fund is obligated to redeem its TFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. TFP Shares are initially issued in a pre‑specified mode, however, TFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within TFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the TFP Share.
• Variable Rate Mode (“VRM”) – Dividends for TFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the TFP Shares.
The fair value of TFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread’ being demanded by investors on instruments having similar terms in the current market. During the current fiscal period, the Adviser determined that the fair value of the shares approximated their liquidation preference.
• Variable Rate Demand Mode (“VRDM”) – Dividends for TFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the TFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which each Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Funds will pay a liquidity and remarketing fee on the aggregate principal amount of all TFP Shares while within VRDM. Payments made by the Funds to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.
For financial reporting purposes, the liquidation preference of TFP Shares is recorded as a liability and is recognized as a component of “TFP Shares, net” on the Statement of Assets and Liabilities. Dividends on the TFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on TFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on TFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, TFP Shares may be redeemed, in whole or in part, at any time at the option of the Funds. Additionally, TFP Shares in VRM mode are subject to a 60‑Day Evergreen tenor. Each Fund may also be required to redeem certain TFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Cost incurred by each Fund in connection with its offerings of TFP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “TFP Shares, Net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the current fiscal period, JFR, JQC, JPC, and NPFD had of $283,909,017, $139,314,490, $418,746,094 and $84,551,443 respectively, TFP Shares at liquidation preference, net of deferred offering costs. Further details of the Funds’ TFP Shares outstanding as of the end of the current fiscal period, were as follows:

Notes to Financial Statements (continued)

Fund	Series	Shares Outstanding	Liquidation Preference	Term Redemption Date	Mode
JFR	A B	170,000 115,000	$170,000,000 $ 115,000,000	January 1, 2031 December 1, 2030	VRDM VRM
JQC	A	140,000	$140,000,000	July 1, 2032	VRDM
JPC	A B	150,000 270,000	$150,000,000 270,000,000	August 1, 2037 July 1, 2032	VRDM VRDM
NPFD	A	85,000	$85,000,000	February 1, 2034	VRDM
The average liquidation preference of TFP Shares outstanding and the annualized dividend rate for the Funds during the current fiscal period were as follows:

	JFR	JQC	JPC	NPFD
Average liquidation preference of TFP Shares outstanding	$285,000,000	$140,000,000	$420,000,000	$85,000,000
Average dividend rate	5.17%	4.73%	4.72%	4.72%
Preferred Share Transactions: Transactions in preferred shares during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in TFP Shares for the Funds, where applicable, were as follows:

	Year Ended July 31, 2024
JFR	Series	Shares	Amount
TFP Shares Issued	A	70,000	$70,000,000
TFP Shares Redeemed	C	(70,000)	(70,000,000)

	Year Ended July 31, 2024
JPC	Series	Shares	Amount
TFP Shares Issued*	B	270,000	$270,000,000
* Issued in the Merger

7.	Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.
Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to bond premium amortization adjustments, complex securities character adjustments, foreign currency transactions, investments in partnerships, nondeductible expenses, paydowns, return of capital and long-term capital gain distributions received from portfolio investments, and treatment of notional principal contracts. Temporary and permanent differences have no impact on a Fund’s net assets.
As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
JFR	$2,299,628,044	$40,976,530	$(56,487,688)	$(15,511,158)
JQC	1,382,449,524	25,191,946	(28,950,835)	(3,758,889)
JPC	4,067,351,166	131,901,307	(66,393,697)	65,507,610
JPI	450,802,859	15,072,493	(25,312,771)	(10,240,278)
NPFD	769,148,376	15,523,820	(30,241,953)	(14,718,133)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up‑front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late‑Year Loss Deferrals	Other Book‑to‑Tax Differences	Total
JFR	$–	$–	$(15,511,158)	$(402,335,504)	$–	$(13,682,231)	$(431,528,893)
JQC	–	–	(3,758,889)	(331,757,973)	–	(7,982,101)	(343,498,963)
JPC	–	–	65,508,399	(440,291,959)	–	(21,970,650)	(396,754,210)
JPI	–	–	(10,240,278)	(55,801,486)	–	(2,343,880)	(68,385,644)
NPFD	–	–	(14,718,133)	(68,716,852)	–	(4,047,494)	(87,482,479)
The tax character of distributions paid was as follows:

		7/31/25		7/31/24
Fund	Ordinary Income	Long‑Term Capital Gains	Return of Capital	Ordinary Income	Long‑Term Capital Gains	Return of Capital
JFR	$115,969,240	$–	$32,205,348	$132,318,523	$–	$4,418,789
JQC	68,447,068	–	21,405,349	77,350,572	–	9,642,788
JPC	177,916,653	–	78,577,161	152,486,748	–	–
JPI	15,458,426	–	11,687,572	25,243,405	–	1,536,960
NPFD	22,339,894	–	26,230,031	27,667,206	–	4,857,728
As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
JFR[1]	$43,059,963	$359,275,541	$402,335,504
JQC	47,573,508	284,184,465	331,757,973
JPC[1]	66,744,870	373,547,089	440,291,959
JPI	8,931,132	46,870,354	55,801,486
NPFD	10,524,357	58,192,495	68,716,852

[1]	A portion of JFR’s and JPC’s capital loss carryforwards is subject to an annual limitation under the Internal Revenue Code and related regulations.
As of year end, the Funds utilized the following capital loss carryforwards:

Fund	Utilized
JFR	$–
JQC	–
JPC	–
JPI	2,293,710
NPFD	–

8.	Management Fees and Other Transactions with Affiliates
Management Fees: Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub‑Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Notes to Financial Statements (continued)

Average Daily Managed Assets*	JFR	JQC	JPI	NPFD
For the first $500 million	0.6500%	0.6800%	0.7000%	0.7500%
For the next $500 million	0.6250	0.6550	0.6750	0.7250
For the next $500 million	0.6000	0.6300	0.6500	0.7000
For the next $500 million	0.5750	0.6050	0.6250	0.6750
For managed assets over $2 billion	0.5500	0.5800	0.6000	0.6500

Average Total Daily Managed Assets*	JPC Fund‑Level Fee Rate
For the first $500 million	0.6800%
For the next $500 million	0.6550
For the next $500 million	0.6300
For the next $500 million	0.6050
For the next $750 million	0.5800
For the next $750 million	0.5550
For the next $1.5 billion	0.5300
For managed assets over $5 billion	0.5050
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Complex‑Level Fee
For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350
For the next $200 billion	0.1325
For eligible assets over $400 billion	0.1300

*
The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed‑end funds and Nuveen branded open‑end funds (“Nuveen Mutual Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed‑end funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund‑of‑funds, Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate, Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed‑end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed‑end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of the end of the current fiscal period, the complex-level fee rate for each Fund was as follows:

Fund	Complex‑Level Fee
JFR	0.1570%
JQC	0.1570
JPC	0.1570
JPI	0.1570
NPFD	0.1570
Beginning August 19, 2024, and for a one‑year period, the Adviser is waiving 50% of JPI’s net management fees.

9.	Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Funds to some risk of loss. These could include recourse arrangements for certain agreements related to preferred shares, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the current fiscal period, the Funds did not have any unfunded commitments other than those disclosed in the Notes to Financial Statements, when applicable.
From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the current fiscal period, management has determined that any legal proceeding(s) the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds’ financial statements.

10.	Borrowings Arrangements and Reverse Repurchase Agreements
Borrowings: Each Fund entered into a borrowing arrangement (“Borrowings”) as a means of leverage. As of the end of the current fiscal period, each Fund’s maximum commitment amount under these Borrowings is as follows:

Fund	Maximum Commitment Amount

JFR	$660,000,000

JQC	250,000,000

JPC	715,000,000

JPI	135,000,000

NPFD	190,000,000
As of the end of the current fiscal period, each Fund’s outstanding balance on its Borrowings was as follows:

Fund	Outstanding Balance on Borrowings

JFR	$517,200,000

JQC	211,600,000

JPC	649,000,000

JPI	118,000,000

NPFD	161,314,000
For JFR, interest is charged at a rate equal to 1‑Month Term SOFR plus 0.95%. JFR accrues 0.15% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than the maximum commitment amount. Interest is charged on the Borrowings at a rate per annum equal to the daily SOFR plus 1.10% for JQC and the Fund accrues 1.10% per annum on any positive difference between 90% of the maximum commitment amount and the daily drawn amount
For JPC and JPI funds, interest is charged on these Borrowings at OBFR (“Overnight Bank Funding Rate”) plus 0.85% per annum on the amounts borrowed. For NPFD, interest is charged on these Borrowings at OBFR plus 0.75% per annum on the amounts borrowed and 0.25% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 25% of the maximum commitment amount.
During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

Fund	Utilization Period (Days Outstanding)	Average Daily Balance Outstanding	Average Annual Interest Rate

JFR	365	$483,336,986	5.76%

JQC	365	211,600,000	5.76

JPC	365	662,246,575	5.76

JPI	352	119,782,670	5.73

NPFD	365	170,034,548	5.76

Notes to Financial Statements (continued)

Other Borrowings Information for the Funds: In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. The Funds’ borrowings outstanding are fully secured by eligible securities held in each Fund’s portfolio of investments. (“Pledged Collateral”) Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance and amendment fees are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Rehypothecation: JPC and JPI have each entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re‑register the Pledged Collateral in its own name or in a name other than the Funds’ to pledge, re‑pledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1/3 % of the Funds’ total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.
The Funds also have the right to apply and set‑off an amount equal to one‑hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds’ income generating potential may decrease. Even if a Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favourable prices.
The Funds will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.
As of the end of the current fiscal period, JPC and JPI each had Hypothecated Securities as follows:

	JPC	JPI
Hypothecated Securities	$370,852,609	$73,526,366
JPC and JPI earn Rehypothecation Fees, which are recognized as “Rehypothecation income” on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by each Fund were as follows:

	JPC	JPI
Rehypothecation Fees	$259,737	$54,813
Reverse Repurchase Agreements: During the current fiscal period, certain funds utilized reverse repurchase agreements as a means of leverage.
Each Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of “Interest expense” on the Statement of Operations.
In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed.
As of the end of the current fiscal period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Fund	Counterparty	Rate	Principal Amount	Maturity	Value	Value and Accrued Interest
JQC	Societe Generale SA	5.21%	$(142,000,000)	4/01/28	$(142,000,000)	$(142,656,632)
JPC	BNP Paribas SA	5.13%	(319,000,000)	T+29 Days	(319,000,000)	(320,409,183)
JPC	Royal Bank of Canada	5.03%	(150,853,000)	8/01/25	(150,853,000)	(151,485,116)
Total			$(469,853,000)		$(469,853,000)	$(471,894,299)
JPI	BNP Paribas SA	5.13%	(41,000,000)	T+29 Days	(41,000,000)	(41,647,626)
NPFD	Royal Bank of Canada	5.07%	(27,592,000)	9/05/25	(27,592,000)	(27,809,931)
During the current fiscal period, the average daily balance outstanding and average annual interest rate on the Funds’ reverse repurchase agreements were as follows:

Fund	Utilization Period (Days Outstanding)	Average Daily Balance Outstanding	Average Annual Interest Rate
JQC	365	$(142,000,000)	5.54%
JPC	365	(468,702,315)	5.56
JPI	352	(39,258,523)	5.37
NPFD	365	(27,063,233)	5.39
The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Fund	Counterparty	Reverse Repurchase Agreements***	Collateral Pledged to Counterparty
JQC	Societe Generale SA	$(142,656,632)	$(198,196,181)
JPC	BNP Paribas SA	(320,409,183)	(695,087,910)
JPC	Royal Bank of Canada	(151,485,116)	(190,883,126)
Total		$(471,894,299)	$(885,971,036)
JPI	BNP Paribas SA	(41,647,626)	(100,406,428)
NPFD	Royal Bank of Canada	(27,809,931)	(36,491,226)
*** Represents gross value and accrued interest for the counterparty as reported in the preceding table.

11.	Inter-Fund Borrowing and Lending
Inter-Fund Borrowing and Lending: The SEC has granted an exemptive order permitting registered open‑end and closed‑end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed‑end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed‑end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter- fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current fiscal period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

12.	Subsequent Events
JPC and JPI – Fund Merger: Effective prior to the market open on September 22, 2025, JPI was merged into JPC. With respect to the merger of JPI into JPC, the separate legal existence of JPI ceased for all purposes and JPC succeeded to all the assets and assumed all the liabilities of JPI. Shares of JPI were converted into newly issued shares of JPC. Holders of common shares of JPI received newly issued common shares of JPC, the aggregate NAV of which was equal to the aggregate NAV of the common shares of JPI held immediately prior to the merger (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled). For accounting and performance reporting purposes, JPC is the survivor.

Notes to Financial Statements (continued)

Borrowings: Effective September 22, 2025, JPC increased the maximum commitment amount of its Borrowings from $715,000,000 to $850,000,000. All other terms remain unchanged.

Shareholder Update

(Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS
NUVEEN FLOATING RATE INCOME FUND (JFR)
Investment Objective
The Fund’s investment objective is to achieve a high level of current income.
Investment Policies
The Fund invests at least 80% of its Assets (as defined below) in secured Senior Loans and unsecured Senior Loans, which unsecured Senior Loans will be, at the time of investment, investment grade quality.
With respect to the Fund’s Senior Loans included in the 80% policy, such instruments will at times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•	The Fund invests at least 65% of its Managed Assets in Senior Loans that are secured by specific collateral.

•
The Fund may invest its Managed Assets without limit in Senior Loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades (BBB- or Baa3 or better) by S&P, Moody’s or Fitch, or (ii) unrated but judged to be of comparable quality. However, no more than 30% of the Fund’s Managed Assets may be invested in Senior Loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by S&P, Moody’s or Fitch or that are unrated but judged to be of comparable quality.

•
The Fund may invest up to 20% of its Managed Assets in (i) other debt securities such as investment and non‑investment grade debt securities, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of Senior Loans, which may be treated as an investment in Senior Loans for purposes of the 80% requirement set forth above), (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations), and (iii) debt securities and other instruments issued by government, government-related or supranational issuers (commonly referred to as sovereign debt securities). No more than 5% of the Fund’s Managed Assets may be invested in each of convertible securities, mortgage- related and other asset-backed securities, and sovereign debt securities. The debt securities in which the Fund may invest may have short-term, intermediate-term or long-term maturities. The Fund also may receive warrants and equity securities issued by a borrower or its affiliates in connection with the Fund’s other investments in such entities.

•	The Fund maintains an average duration of one year or less for its portfolio investments in Senior Loans and other debt instruments.

•	The Fund will not invest in inverse floating rate securities.

•
The Fund may invest up to 20% of its Managed Assets in securities of non‑U.S. issuers (which includes borrowers) that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in Senior Loans and other debt instruments of non‑U.S. issuers may include debt securities of issuers located, or conducting their business in, emerging markets countries.

•
The Fund may not invest more than 20% of its Managed Assets in securities from an industry which (for purposes of this policy) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries. The Fund may invest more than 20% of its Managed Assets in sectors which (for purposes of this policy) generally refers to broader classifications of industries, such as the consumer discretionary sector which includes the automotive, textiles and apparel, hotels, media production and consumer retailing industries, provided the Fund’s investment in a particular industry within the sector does not exceed the industry limitation.

•
The Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps. An iBoxx Loan Total Return Swap is a specific type of total return swap on an index that is designed to provide exposure to the Senior Loan market. The iBoxx Loan Total Return Swap’s underlying index is the Markit iBoxx USD Liquid Leveraged Loans Total Return Index, which is one of a subset of indices designed to track the broader, rules-based Markit iBoxx USD Liquid Leveraged Loan Index. “iBoxx Loan Total Return Swaps” means total return swaps written on the Markit iBoxx USD Liquid Leveraged Loans Total Return Index.

The foregoing policies apply only at the time of any new investment.

Shareholder Update (continued)

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in secured Senior Loans and unsecured Senior Loans, which unsecured Senior Loans will be, at the time of investment, investment grade quality, such policy may not be changed without 60 days’ prior written notice.
Portfolio Contents
The Fund generally invests in Senior Loans. Senior Loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.
Senior Loans generally include: (i) Senior Loans made by banks or other financial institutions to U.S. and non‑U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in Senior Loans, or (iii) participation interests in Senior Loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the Borrower. Senior Loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of Senior Loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes.
Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the borrower, the nature of the collateral securing the loan and other factors. Such restrictive covenants normally allow for early intervention and proactive mitigation of credit risk by providing lenders with the ability to (1) intervene and either prevent or restrict actions that may potentially compromise the borrower’s ability to repay the loan and/or (2) obtain concessions from the borrower in exchange for waiving or amending a particular covenant. Loans with fewer or weaker restrictive covenants may limit the Fund’s ability to intervene or obtain additional concessions from borrowers. Certain loans in which the Fund invests may be “covenant-lite.” “Covenant-lite” loans refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition.
A Senior Loan is typically originated, negotiated and structured by a U.S. or non‑U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a Senior Loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.
Senior loans in which the Fund invests generally pay interest at rates that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. The interest rates on senior loans are generally based on a percentage above the Secured Overnight Financing Rate (“SOFR”), a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates. Senior loans typically have a stated term of between one and eight years.
The Fund may purchase participations in Senior Loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a Borrower. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a Senior Loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the Borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lenders’ interest in the Senior Loan. A lender selling a participation and other persons interpositioned between the lender and the Fund with respect to participations will likely conduct their principal business activities in the banking, finance and financial services industries.
The Fund may invest in corporate debt securities, including corporate bonds. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in debtor‑in‑possession financings (commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims).

The Fund may acquire equity securities and warrants issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates issued in connection with a Senior Loan of the Borrower. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in Senior Loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value (“NAV”). The Fund may possess material non‑public information about a Borrower as a result of its ownership of a Senior Loan of such Borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a Borrower when it would otherwise be advantageous to do so.
The Fund may invest in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub‑adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.
The Fund may invest in mortgage-related securities, including mortgage-backed securities. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred. The mortgage-related securities in which the Fund invests will typically pay variable rates of interest, although the Fund may invest in fixed-rate obligations as well.
The Fund may invest in certain asset-backed securities (“ABS”). ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a Special Purpose Vehicle or “SPV”). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.
The Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non‑investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.
The Fund also may invest in collateralized debt obligations (“CDOs”). A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non‑investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs.
The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.
The Fund may invest in securities of non‑U.S. issuers that are U.S. dollar or non‑U.S. dollar denominated. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. An “emerging market” country is any country determined to have an emerging markets economy, considering, among other things, factors such as whether the country has a low‑to‑middle income economy according to the World Bank or its related organizations, the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe. Securities of non‑U.S. issuers include American Depository Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of non- U.S. issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar- denominated receipts evidencing ownership of non‑U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non‑U.S. securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

Shareholder Update (continued)

The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non‑U.S. governments and their agencies and non‑U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non‑U.S. withholding or other taxes, seizure of non‑U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.
The Fund may invest in sovereign debt securities issued by issuers located, or conducting their business, in emerging markets countries, and a wide variety of bonds and other debt instruments of varying maturities issued by domestic and non‑U.S. corporations, including high yield debt securities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may invest in payment‑in‑kind securities (“PIKs”). PIKs pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in Senior Loans or as a substitute for a position in the underlying asset. Such instruments include total return swaps; interest rate swaps; credit default swaps; interest rate caps; interest rate floors; interest rate collars; swaptions; credit-linked notes; securities indices; other indices or other financial instruments; stock and bond index futures; futures contracts on securities; options on securities; options on futures contracts; options on stock and bond indexes; interest rate futures; exchange-traded and over‑the‑counter options on securities or indices; index linked securities; currency exchange transactions; financial futures; options on financial futures; index futures; index options; index options on futures contracts; interest rate options; interest rate option on futures contracts; short sales; structured notes; options on U.S. Treasury security or U.S. Government Agency securities; U.S. Treasury security or U.S. Government Agency security futures contracts; and options on U.S. Treasury security or U.S. Government Agency security futures contracts.
The Fund may also invest in securities of other open- or closed‑end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations issued thereunder.
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund may source leverage through the issuance of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) issuance of debt securities; and (3) issuance of preferred shares of beneficial interest (“Preferred Shares”). Additionally, the Fund may use certain derivatives and other financing investments that have the economic effect of leverage by creating additional investment exposures, such as investments in reverse repurchase agreements. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub‑adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the Senior Loan market adversely affect the price at which Senior Loans are available), the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

NUVEEN CREDIT STRATEGIES INCOME FUND (JQC)
Investment Objectives
The Fund’s primary investment objective is to achieve a high level of current income. The Fund’s secondary investment objective is total return.
Investment Policies
The Fund will invest at least 80% of its Assets (as defined below), at time of purchase, in instruments that are senior to its common equity in the issuer’s capital structure, including but not limited to loans, debt securities and preferred securities.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•
The Fund may invest without limitation in instruments that are rated below investment grade or are unrated but judged to be of comparable quality. Investment grade quality instruments are those that are (i) rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades (BBB- or Baa3 or better by S&P, Moody’s or Fitch), or (ii) unrated but judged to be of comparable quality. However, the Fund may not invest more than 30% of its Managed Assets in instruments that are rated CCC/Caa or lower at the time of investment (or are unrated but judged by the Fund’s sub‑adviser to be of comparable quality).

•
The Fund may invest up to 20% of its Managed Assets in instruments of non‑U.S. issuers that are U.S. dollar or non‑U.S. dollar denominated, including instruments of issuers located, or conducting their business in, emerging markets countries.

•	The Fund may invest up to 25% of its Managed Assets in collateralized loan obligation (“CLO”) debt securities.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets, at time of purchase, in instruments that are senior to its common equity in the issuer’s capital structure, such policy may not be changed without 60 days’ prior written notice.
Portfolio Contents
The Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non‑investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.
The Fund also may invest in collateralized debt obligations (“CDOs”). A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non‑investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs.
The Fund may invest in corporate debt instruments. Corporate debt instruments generally are used by corporations to borrow money from investors. The Issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt instruments in which the Fund may invest may be “perpetual” in that they have no maturity date and some may be convertible into equity securities of the Issuer or its affiliates. The Fund may invest in debt instruments of any quality and such debt instruments may be secured or unsecured. In addition, certain debt instruments in which the Fund may invest may be subordinated to the payment of an Issuer’s senior debt.
The Fund may in senior loans. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.

Shareholder Update (continued)

Senior loans generally include: (i) senior loans made by banks or other financial institutions to U.S. and non‑U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the Borrower. Senior loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes.
Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the borrower, the nature of the collateral securing the loan and other factors. Such restrictive covenants normally allow for early intervention and proactive mitigation of credit risk by providing lenders with the ability to (1) intervene and either prevent or restrict actions that may potentially compromise the borrower’s ability to repay the loan and/or (2) obtain concessions from the borrower in exchange for waiving or amending a particular covenant. Loans with fewer or weaker restrictive covenants may limit the Fund’s ability to intervene or obtain additional concessions from borrowers. Certain loans in which the Fund invests may be “covenant-lite.” “Covenant-lite” loans refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition.
A senior loan is typically originated, negotiated and structured by a U.S. or non‑U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.
Senior loans in which the Fund invests generally pay interest at rates that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. The interest rates on senior loans are generally based on a percentage above the Secured Overnight Financing Rate (“SOFR”), a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates. Senior loans typically have a stated term of between one and eight years.
The Fund may invest in adjustable rate subordinated loans. The subordinated loans in which the Fund may invest are typically privately-negotiated investments that rank subordinate in priority of payment to senior debt, such as Senior Loans, and are often unsecured. However, such subordinated loans rank senior to common and preferred equity in a Borrower’s capital structure. Subordinated loans may have elements of both debt and equity instruments, offering fixed or adjustable rates of return in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a Borrower, if any, through an equity interest. This equity interest may take the form of warrants or direct equity investments which will be in conjunction with the subordinated loans. Due to their higher risk profile and often less restrictive covenants as compared to Senior Loans, subordinated loans generally earn a higher return than secured Senior Loans. The warrants associated with subordinated loans are typically detachable, which allows lenders the opportunity to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the Borrower. Subordinated loans also may include a “put” feature, which permits the holder to sell its equity interest back to the Borrower at a price determined through an agreed formula.
The Fund may invest in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt instruments or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the Borrower. Typically, subordinated loans in which the Fund may invest will have maturities of four to eight years.
The Fund may invest in common stocks and other equity securities. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s fixed income securities and senior equity securities. Dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the Fund may benefit from capital appreciation of an issuer’s common stock.
The Fund may invest in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub‑adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

For cash management purposes, the Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase.
The Fund may invest in debtor‑in‑possession financings (commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims).
The Fund may acquire equity securities and warrants issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates issued in connection with a Senior Loan of the Borrower. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in Senior Loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value (“NAV”). The Fund may possess material non‑public information about a Borrower as a result of its ownership of a Senior Loan of such Borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a Borrower when it would otherwise be advantageous to do so.
The Fund may invest in mortgage-related securities, including mortgage-backed securities. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred. The mortgage-related securities in which the Fund invests will typically pay variable rates of interest, although the Fund may invest in fixed-rate obligations as well. The Fund may invest in certain ABS. ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a SPV). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.
The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.
The Fund may invest in securities of non‑U.S. Issuers that are U.S. dollar or non‑U.S. dollar denominated, including debt securities of issuers located, or conducting their business, in emerging markets countries. The Fund’s Managed Assets to be invested in Adjustable Rate Loans and other debt instruments of non‑U.S. Issuers may include debt securities of Issuers located, or conducting their business in, emerging markets countries. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. An “emerging market” country is any country determined to have an emerging markets economy, considering, among other things, factors such as whether the country has a low‑to‑middle‑income economy according to the World Bank or its related organizations, the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe.
The Fund may invest in preferred securities. Preferred securities, which generally pay fixed or adjustable rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. On the other hand, preferred securities are junior to all forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering a default from legal action and certain other features, preferred securities are often treated as equity-like instruments by both issuers and investors, as their quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.
The Fund may invest in contingent capital securities (sometimes referred to as “CoCos”). CoCos are hybrid securities, issued primarily by non-U.S. financial institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCos upon the occurrence of certain triggers linked to regulatory capital thresholds. In addition, they may provide for mandatory conversion or a principal write-down upon the occurrence of certain events such as regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary.

Shareholder Update (continued)

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may invest in payment‑in‑kind securities (“PIKs”). PIKs pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.
The Fund may enter into certain derivative transactions, primarily but not limited to credit default and interest rate swaps, as a hedging technique to protect against potential adverse changes in the market value of portfolio instruments. The Fund also may use derivatives to attempt to protect the NAV of the Fund, to facilitate the sale of certain portfolio instruments, to manage the Fund’s effective interest rate exposure, and as a temporary substitute for purchasing or selling particular instruments. From time to time, the Fund also may enter into derivative transactions to create investment exposure to the extent such transactions may facilitate implementation of its strategy more efficiently than through outright purchases or sales of portfolio instruments.
The Fund may also invest in securities of other open- or closed‑end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations issued thereunder.
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund may source leverage through the issuance of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) issuance of debt securities; and (3) issuance of preferred shares of beneficial interest (“Preferred Shares”). Additionally, the Fund may use certain derivatives and other financing investments that have the economic effect of leverage by creating additional investment exposures, such as investments in inverse floating rate securities and reverse repurchase agreements. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub‑adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the Senior Loan market adversely affect the price at which Senior Loans are available), the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

NUVEEN PREFERRED & INCOME OPPORTUNITIES FUND (JPC)
Investment Objectives
The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.
Investment Policies
The Fund will invest at least 80% of its Assets (as defined below) in preferred securities and other income producing securities, including hybrid securities such as contingent capital securities and up to 20% in other securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•
The Fund will invest at least 50% of its Managed Assets in securities rated investment grade (BBB/Baa and above) at the time of investment. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”), or Fitch Ratings (“Fitch”), or are unrated but judged to be of comparable quality.

•	The Fund will invest more than 25% of its Managed Assets in the securities of companies principally engaged in financial services.

•
The Fund is not limited in the amount of its investments in non‑U.S. issuers. The Fund may invest up to 10% of its Managed Assets in non-U.S. dollar-denominated securities. The Fund may invest up to 5% of its Managed Assets in preferred securities issued by companies located in emerging market countries.

The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, such policy may not be changed without 60 days’ prior written notice.
Portfolio Contents
The Fund invests in preferred securities. The Fund may invest in all types of preferred securities, including both traditional preferred securities and non‑traditional preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred shares are generally subordinate to an issuer’s trade creditors and other general obligations.
Traditional preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board and at times approval by regulators, and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment. Dividend payments can be either cumulative or non‑cumulative and can be passed or deferred without limitation at the option of the issuer. Traditional preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Traditional preferred securities may be perpetual, or have a term and typically have a fixed liquidation (or “par”) value.
While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include investments in non‑cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities. Should an issuer default on its obligations under such a security, the amount of income earned by the Fund may be adversely affected. Non‑traditional preferred securities include hybrid preferred securities, contingent convertible capital securities and other types of preferred securities that do not have the traditional features described above. Hybrid-preferred securities often behave similarly as investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Hybrid-preferred securities possess varying combinations of features of both debt and preferred shares and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional preferred shares). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting the Fund’s portfolio holdings may be based on the portfolio managers’ determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determinations may be subjective.

Shareholder Update (continued)

Hybrid-preferred securities include trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities may defer payment of income without triggering an event of default. These securities may have many characteristics of equity due to their subordinated position in an issuer’s capital structure. Trust preferred securities may be issued by trusts or other special purpose entities.
Preferred securities may also include certain forms of debt that have many characteristics of preferred shares, and that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these “preferred securities” are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed traditional preferred stock and hybrid-preferred securities. Generally, these types of “preferred securities” are senior debt or junior debt in the capital structure of an issuer.
Preferred securities generally pay fixed or adjustable rate dividends or interest to investors and have preference over common stock in the payment of dividends or interest and generally the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. As a general matter, dividend or interest payments on preferred securities may be cumulative or non‑cumulative. The dividend or interest rates on preferred securities may be fixed or floating, or convert from fixed to floating at a specified future time; the Fund may invest without limit in such floating-rate and fixed‑to‑floating rate preferred securities. Floating- rate and fixed‑to‑floating rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short- and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the income received from the security may increase and therefore the return offered by the floating-rate security may rise as well, making such securities less price sensitive to rising interest rates (or yields). Similarly, a fixed‑to‑floating rate security may be less price sensitive to rising interest rates (or yields), because the period over which the rate of payment is fixed is shorter than the maturity term of the bond, after which period a floating rate of payment applies. On the other hand, preferred securities are junior to most other forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, preferred securities may have, at times, risks similar to equity instruments. The Fund’s portfolio of preferred securities may consist of fixed rate preferred and adjustable rate preferred securities.
The preferred securities market continues to evolve. New securities may be developed that may be regarded by market investors as being part of the preferred securities market. Where such securities will fall in the capital structure of the issuer will depend on the structure and characteristics of the new security. For purposes of the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, the Fund considers all of the foregoing types of securities that are commonly viewed in the marketplace as preferred securities to be preferred securities, regardless of their classification in the capital structure of the issuer.
Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Preferred securities may either trade over‑the‑counter, or trade on an exchange. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange (“NYSE”), which trade and are quoted with accrued dividend or interest income, and which are often callable. The institutional segment is typified by $1,000 par value securities that are not exchange-listed. The Fund may invest in preferred securities of either segment.
The Fund may invest in contingent capital securities. Contingent capital securities (sometimes referred to as “CoCos”) are securities issued primarily by non‑U.S. financial institutions. Specific CoCo structures vary by country of domicile and by each issue. All CoCos have mechanisms that absorb losses or reduces the value of the CoCo due to deterioration of the issuer’s financial condition and status as a going concern. Loss absorption mechanisms, which may include conversion into common equity and principal write-down, are intended for the benefit of the issuer and when triggered will likely negatively impact the value of the CoCo to the detriment of the CoCo investor. Loss absorption mechanisms can be triggered by capital levels or market value metrics of the issuers dropping below a certain predetermined level or at the discretion of the issuer regulator/ supervisory entity. Unlike traditional convertible securities, the conversion is not voluntary and the equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements. Due to increased regulatory requirements for higher capital levels for financial institutions, the issuance of CoCo instruments has increased in the last several years and is expected to continue.
The Fund may invest in common stock. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuer. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.
Additional types of equity securities (other than preferred securities) in which the Fund may invest include convertible securities, real estate investment trusts (“REITs”), warrants, rights, depositary receipts (which reference ownership of underlying non‑U.S. securities) and other types of securities with equity characteristics. The Fund’s equity investments also may include securities of other investment companies (including open- end funds, closed‑end funds and exchange-traded funds (“ETFs”)).

The Fund will invest in securities of companies primarily engaged in the financial services industry. A financial services company is one that is primarily involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial instruments or real estate, including business development companies (“BDCs”) and REITs.
The Fund may invest in debt securities. The debt securities in which the Fund may invest include corporate debt securities and U.S. government and agency debt securities. Generally, debt securities typically, but not always, possess the following characteristics: a specified maturity or term, at which time the issuer is contractually obligated to pay the associated principal amount of debt to the debtholders; interest payments that are a contractual and enforceable obligation as of the stated payment date, and not contingent either on payment‑by‑payment declaration by the issuer’s board or on the demonstrated existence of company earnings as a source for the payment; and do not entitle the holder to exercise governance of or control over the issuer.
In the capital structure of an issuer, debt securities can be senior debt or junior debt. A senior debt security has priority over any other type of security in a company’s capital structure as to the payment of any promised income (typically denoted as interest) from the issuer, and as to payout of the proceeds of the bankruptcy or other liquidation of the company. At times, the issuer will have pledged specific assets or revenues to secure the rights of the holder of the debt security to payments of interest and principal such that the proceeds of the specific assets or revenues must be used to satisfy these debt obligations prior to being applied to any of the issuer’s other obligations in a bankruptcy or other liquidation. In the event that the assets securing the debt security are not sufficient to fully satisfy such obligations in a bankruptcy or other liquidation, the remainder of such obligations will generally have the same priority as an issuer’s trade creditors and other general obligations, but still have priority of payment relative to the issuer’s preferred shares and common shares. Sometimes referred to as subordinated or mezzanine debt, junior debt stands behind the senior debt as to its rights to receive promised income payments (again, typically denoted as interest) from the issuer, and payouts of the proceeds of bankruptcy or other liquidation, but will have priority of payment relative to the issuer’s preferred shares and common shares.
The Fund may invest in convertible securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.
Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value generally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.
The Fund may invest in REITs. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in common stock, preferred securities, debt securities and convertible securities issued by REITs.
The Fund may invest in securities of foreign issuers through the direct investment in securities of such companies and through depositary receipts. For purposes of identifying foreign issuers, the Fund will use Bloomberg classifications, which employ the following factors listed in order of importance: (i) the country in which the company’s management is located, (ii) the country in which the company’s securities are primarily listed, (iii) the country from which the company primarily receives revenue and (iv) the company’s reporting currency. The Fund may purchase depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.
The Fund may invest in securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over‑the‑counter in an emerging market country, (ii) organized under the laws of an emerging market country or (iii) whose principal place of business or principal office(s) is in an emerging market country. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).
The Fund may invest in U.S. government securities, including U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

Shareholder Update (continued)

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.
The Fund may use derivative instruments to seek to hedge some of the risk of the Fund’s investments or its leverage, to enhance return, to serve as a substitute for a position in an underlying asset, to reduce transaction costs, to manage the Fund’s effective interest rate exposure, to maintain full market exposure, to manage cash flows or to preserve capital. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on equity securities, options on financial futures or other derivative instruments.
The Fund may also invest in securities of other open- or closed‑end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations issued thereunder.
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund may source leverage through the use of the issuance of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) issuance of debt securities; and (3) issuance of preferred shares of beneficial interest (“Preferred Shares”). Additionally, the Fund may use certain derivatives and other financing investments that have the economic effect of leverage by creating additional investment exposures, such as investments in inverse floating rate securities and reverse repurchase agreements. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods, the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objectives.

NUVEEN PREFERRED SECURITIES & INCOME OPPORTUNITIES FUND (JPI)
Investment Objective
The Fund’s investment objective is to provide a high level of current income and total return.
Investment Policies
The Fund will invest at least 80% of its Assets (as defined below) in preferred securities and other income producing securities issued by U.S. and non‑U.S. companies, including debt securities, hybrid securities and convertible securities.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•	The Fund may invest up to 20% of its Managed Assets in securities issued by federal, state and local governments and U.S. government agencies.

•
The Fund invests at least 50% of its Managed Assets in securities rated investment grade (BBB‑/Baa3 or higher) at the time of purchase. A security is considered to have the highest rating assigned to it by a rating agency or, in the case of an unrated security, to have the same rating as rated securities judged by the Fund’s sub‑adviser to be of comparable quality.

•	The Fund may invest up to 10% of its Managed Assets in securities rated below B‑/B3 at the time of purchase.

•	The Fund may invest up to 10% of its Managed Assets in securities of issuers in emerging market countries.

•	The Fund will invest 100% of its Managed Assets in U.S. dollar denominated securities.

•
The Fund may invest up to 10% of its total assets in securities of other open- or closed‑end investment companies (including exchange- traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, such policy may not be changed without 60 days’ prior written notice.
Portfolio Contents
The Fund invests in preferred securities. The Fund may invest in all types of preferred securities, including both traditional preferred securities and non‑traditional preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred shares are generally subordinate to an issuer’s trade creditors and other general obligations.
Traditional preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board and at times approval by regulators, and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment. Dividend payments can be either cumulative or non‑cumulative and can be passed or deferred without limitation at the option of the issuer. Traditional preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Traditional preferred securities may be perpetual, or have a term and typically have a fixed liquidation (or “par”) value.
While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include investments in non‑cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities. Should an issuer default on its obligations under such a security, the amount of income earned by the Fund may be adversely affected. Non‑traditional preferred securities include hybrid preferred securities, contingent convertible capital securities and other types of preferred securities that do not have the traditional features described above. Hybrid-preferred securities often behave similarly as investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Hybrid-preferred securities possess varying combinations of features of both debt and preferred shares and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional

Shareholder Update (continued)

preferred shares). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting the Fund’s portfolio holdings may be based on the portfolio managers’ determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determinations may be subjective.
Hybrid-preferred securities include trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities may defer payment of income without triggering an event of default. These securities may have many characteristics of equity due to their subordinated position in an issuer’s capital structure. Trust preferred securities may be issued by trusts or other special purpose entities.
Preferred securities may also include certain forms of debt that have many characteristics of preferred shares, and that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these “preferred securities” are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed traditional preferred stock and hybrid-preferred securities. Generally, these types of “preferred securities” are senior debt or junior debt in the capital structure of an issuer.
Preferred securities generally pay fixed or adjustable rate dividends or interest to investors and have preference over common stock in the payment of dividends or interest and generally the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. As a general matter, dividend or interest payments on preferred securities may be cumulative or non‑cumulative. The dividend or interest rates on preferred securities may be fixed or floating, or convert from fixed to floating at a specified future time; the Fund may invest without limit in such floating-rate and fixed‑to‑floating rate preferred securities. Floating- rate and fixed‑to‑floating rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short- and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the income received from the security may increase and therefore the return offered by the floating-rate security may rise as well, making such securities less price sensitive to rising interest rates (or yields). Similarly, a fixed‑to‑floating rate security may be less price sensitive to rising interest rates (or yields), because the period over which the rate of payment is fixed is shorter than the maturity term of the bond, after which period a floating rate of payment applies. On the other hand, preferred securities are junior to most other forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, preferred securities may have, at times, risks similar to equity instruments. The Fund’s portfolio of preferred securities may consist of fixed rate preferred and adjustable rate preferred securities.
The preferred securities market continues to evolve. New securities may be developed that may be regarded by market investors as being part of the preferred securities market. Where such securities will fall in the capital structure of the issuer will depend on the structure and characteristics of the new security. For purposes of the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, the Fund considers all of the foregoing types of securities that are commonly viewed in the marketplace as preferred securities to be preferred securities, regardless of their classification in the capital structure of the issuer.
Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Preferred securities may either trade over‑the‑counter, or trade on an exchange. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment is typified by securities that are listed on the NYSE, which trade and are quoted with accrued dividend or interest income, and which are often callable. The institutional segment is typified by $1,000 par value securities that are not exchange-listed. The Fund may invest in preferred securities of either segment.
The Fund may invest in contingent capital securities. Contingent capital securities (sometimes referred to as “CoCos”) are securities issued primarily by non‑U.S. financial institutions. Specific CoCo structures vary by country of domicile and by each issue. All CoCos have mechanisms that absorb losses or reduces the value of the CoCo due to deterioration of the issuer’s financial condition and status as a going concern. Loss absorption mechanisms, which may include conversion into common equity and principal write-down, are intended for the benefit of the issuer and when triggered will likely negatively impact the value of the CoCo to the detriment of the CoCo investor. Loss absorption mechanisms can be triggered by capital levels or market value metrics of the issuers dropping below a certain predetermined level or at the discretion of the issuer regulator/ supervisory entity. Unlike traditional convertible securities, the conversion is not voluntary and the equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements. Due to increased regulatory requirements for higher capital levels for financial institutions, the issuance of CoCo instruments has increased in the last several years and is expected to continue.
The Fund may invest in taxable municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for certain purposes. Municipal bonds issued to finance activities with a broad public purpose are generally exempt from federal income tax. Taxable municipal bonds, however, are issued to finance activities with less significant benefits to the public, such as the construction of sports facilities, and as such the interest paid to holders of such bonds is taxable as ordinary income. Many taxable municipal bonds offer yields comparable to those of other taxable bonds, such as corporate and agency bonds. Taxable municipal bonds may be rated investment-grade or below investment-grade and pay interest based on fixed or floating rate coupons. Maturities may range from long-term to short-term.
The Fund may invest in high yield bonds. Bonds that are rated lower than investment grade are commonly referred to as high yield bonds or junk bonds. These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.
The Fund will invest in securities of companies primarily engaged in the financial services industry. A financial services company is one that is primarily involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial instruments or real estate, including business development companies (“BDCs”) and real estate investment trusts (“REITs”).
The Fund may invest in other equity securities, including common stock, convertible securities, hybrid securities (which have characteristics of both equity and fixed-income instruments), warrants, rights and depositary receipts (which reference ownership of underlying non‑U.S. securities).
The Fund may invest in corporate debt securities. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s indebtedness. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.
The Fund may invest in convertible securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.
Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value generally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.
The Fund may invest in REITs. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in common stock, preferred securities, debt securities and convertible securities issued by REITs.
The Fund may invest in securities of foreign issuers through the direct investment in securities of such companies and through depositary receipts. For purposes of identifying foreign issuers, the Fund will use Bloomberg classifications, which employ the following factors listed in order of importance: (i) the country in which the company’s management is located, (ii) the country in which the company’s securities are primarily listed, (iii) the country from which the company primarily receives revenue and (iv) the company’s reporting currency. The Fund may purchase depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.
The Fund may invest in securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over‑the‑counter in an emerging market country, (ii) organized under the laws of an emerging market country or (iii) whose principal place of business or principal office(s) is in an emerging market country. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

Shareholder Update (continued)

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.
The Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Fund may use derivative instruments to, among other things, seek to enhance return, to hedge some of the risk of the Fund’s investments or as a substitute for a position in the underlying asset.
The Fund may also invest in securities of other open- or closed‑end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations issued thereunder.
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund’s use of leverage will not exceed 38% of Managed Assets. The Fund may source leverage through a number of methods including through borrowings, issuing Preferred Shares and the issuance of debt securities. In addition, the Fund may use derivatives that may have the economic effect of leverage. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods, the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

NUVEEN VARIABLE RATE PREFERRED & INCOME FUND (NPFD)
Investment Objective
The Fund’s investment objective is to provide a high level of current income and total return.
Investment Policies
The Fund will invest at least 80% of its Assets (as defined below) in variable rate preferred securities and other variable rate income producing securities. “Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•	The Fund will invest at least 50% of its Managed Assets in securities that are rated investment grade or are unrated but judged to be of comparable quality by the Fund’s sub‑adviser.

•	The Fund may invest up to 20% of its Managed Assets in contingent capital securities or contingent convertible securities (sometimes referred to as “CoCos”).

•	The Fund may invest up to 15% of its Managed Assets in companies located in emerging market countries.

•	The Fund will only invest in U.S. dollar denominated securities.

•	The Fund will invest more than 25% of its Managed Assets in the securities of companies principally engaged in the financial services sector.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Fund cannot change its fundamental policies without the approval of the holders of a “majority of the outstanding” Common Shares. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in variable rate preferred securities and other variable rate income producing securities. The Fund may also invest to a lesser extent in fixed income securities, of any type, including contingent capital securities or contingent convertible securities (sometimes referred to as “CoCos”), convertible securities, corporate debt securities, U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), residential and commercial mortgage-backed securities, fixed-rate preferred securities, senior loans and loan participations and assignments, sovereign debt instruments, debt securities issued by supranational agencies, and taxable and tax‑exempt municipal bonds.
The Fund invests in preferred securities. The Fund may invest in all types of preferred securities, including both perpetual preferred securities and hybrid securities. Perpetual preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of a bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, perpetual preferred securities are generally subordinate to an issuer’s trade creditors and other general obligations. Perpetual preferred securities typically have a fixed liquidation (or “par”) value.
The term “preferred securities” also includes hybrid securities and other types of preferred securities that do not have the features described above. Preferred securities that are hybrid securities often behave similarly to investments in perpetual preferred securities and are regarded by market investors as being part of the preferred securities market. Such hybrid securities possess varying combinations of features of both debt and perpetual preferred securities and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure.
The term “preferred securities” also includes certain forms of debt that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these preferred securities are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed perpetual preferred securities and hybrid securities. Generally, these types of preferred securities are senior debt in the capital structure of an issuer.
As a general matter, dividend or interest payments on preferred securities may be cumulative or non‑cumulative and may be deferred (in the case of cumulative payments) or skipped (in the case of non‑cumulative payments) at the option of the issuer.
Generally, preferred security holders have no voting rights with respect to the issuing company, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends or if a declaration of default occurs and is continuing.

Shareholder Update (continued)

Preferred securities may either trade over‑the‑counter (“OTC”) or trade on an exchange. Preferred securities can be structured differently for retail and institutional investors, and the Fund may invest in preferred securities of either structure. The retail segment is typified by $25 par value exchange-traded securities, which trade on exchanges such as the NYSE and the institutional segment is typified by $1,000 par value OTC securities. Typically, most $25 par value exchange-traded securities have fixed-rate coupon structures, while the institutional segment of $1,000 par securities are variable-rate securities. Both $25 and $1,000 par value securities are often callable at par value, typically at least five years after their original issuance date (i.e., the issuer has the right to call in or redeem the preferred security at a pre‑set price after a specified date).
The Fund’s investments in preferred securities may include convertible preferred securities, which are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible preferred securities typically consist of preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer. Convertible preferred securities entitle the holder to receive interest or dividends paid or accrued on preferred securities until the securities mature or are redeemed, converted or exchanged.
The Fund may also invest in contingent capital securities or contingent convertible securities (sometimes referred to as “CoCos”). CoCos are hybrid securities created by regulators after the 2007‑08 global financial crisis as a way to reduce the likelihood of government-orchestrated bailouts. CoCos are designed to automatically absorb losses, thereby helping the issuing bank satisfy regulatory capital requirements. CoCos are not preferred securities. CoCos are primarily issued by European financial institutions to help fulfill their capital requirements, while U.S. banks issue preferred stock. Because CoCos and preferred stock play nearly identical roles and rank similarly within an issuer’s capital structure, CoCos are commonly held in strategies that invest in preferred securities.
The “contingent” nature of the security is due to a feature that automatically imposes a loss on the investor should an issuer’s capital fall below a predetermined threshold. When this occurs, depending on the structure, there are three possible outcomes:

•	The security is converted to common equity;

•	The investor is forced to assume a temporary writedown of the security’s value; and

•	The investor is forced to assume a permanent writedown of the security’s value.
Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary and are not intended to benefit the investor.
The Fund may invest in corporate debt securities issued by companies of all kinds, including those with small-, mid‑ and large capitalizations. Corporate debt securities are fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. Corporate debt securities may be rated investment-grade or below investment- grade and may carry fixed or floating rates of interest.
The Fund may invest in U.S. dollar-denominated securities of non‑U.S. issuers traded over the counter or listed on an exchange. The Fund will classify an issuer of a security as being a U.S. or non‑U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency.
The Fund may invest in common stocks which generally represents an equity ownership interest in an issuer. Additional types of equity securities (other than preferred securities) in which the Fund may invest include convertible securities (discussed below), REITs, warrants, rights and depositary receipts (which reference ownership of underlying non‑U.S. securities). The Fund’s equity investments also may include securities of other investment companies (including open‑end funds, closed‑end funds and exchange-traded funds (“ETFs”)).
The Fund may invest in U.S. government securities, including U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.
The Fund may invest in mortgage-backed securities (“MBS”). A MBS (“MBS”) is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. Commercial mortgage-backed securities (“CMBS”) are backed by a pool of mortgages on commercial property.
The Fund may invest in asset-backed securities (“ABS”). ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. In a basic securitization structure, an entity, often a financial institution, originates or otherwise acquires a pool of financial assets, either directly or through an affiliate. It then sells the financial assets, again either directly or through an affiliate, to a specially created investment vehicle that issues securities “backed” or supported by those financial assets, which securities are ABS. Payment on the ABS depends primarily on the cash flows generated by the assets in the underlying pool and other rights designed to assure timely payment, such as liquidity facilities, guarantees or other features generally known as credit enhancements.
The Fund may invest in loans, including senior secured loans, unsecured and/or subordinated loans, loan participations, unfunded contracts and assignments. These loans are typically made by or issued to corporations primarily to finance acquisitions, refinance existing debt, support organic growth, or pay out dividends, and are typically originated by large banks and are then syndicated out to institutional investors as well as to other banks. The loans that the Fund invests typically bear interest at a floating rate, although some loans may pay a fixed rate. Floating rate loans have interest rates that reset periodically, typically monthly or quarterly. The interest rates on floating rate loans are generally based on a percentage above the Secured Overnight Financing Rate (“SOFR”), a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. Unfunded commitments are contractual obligations by lenders (such as the Fund) to loan an amount in the future or that is due to be contractually funded in the future. Assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the borrower, the nature of the collateral securing the loan and other factors. Such restrictive covenants normally allow for early intervention and proactive mitigation of credit risk by providing lenders with the ability to (1) intervene and either prevent or restrict actions that may potentially compromise the borrower’s ability to repay the loan and/or (2) obtain concessions from the borrower in exchange for waiving or amending a particular covenant. Loans with fewer or weaker restrictive covenants may limit the Fund’s ability to intervene or obtain additional concessions from borrowers. Certain loans in which the Fund invests may be “covenant-lite.” “Covenant-lite” loans refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition.
The Fund may invest in sovereign securities. Sovereign securities are issued or guaranteed by foreign sovereign governments or their agencies, authorities, political subdivisions or instrumentalities, and supranational agencies. A supranational agency is a multinational union or association in which member countries cede authority and sovereignty on a limited number of matters to the group, whose decisions are binding upon its members. Quasi-sovereign securities typically are issued by companies or agencies that may receive financial support or backing from a local government or in which the government owns a majority of the issuer’s voting shares.
The ability of a foreign sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rate and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its export in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations. There may be no bankruptcy proceedings similar to those in the U.S. by which defaulted interest may be collected.
The Fund may invest in taxable and tax‑exempt municipal securities, including municipal bonds, and notes and other securities issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems. Municipal bonds may also be issued to finance and refinance privately owned facilities or projects deemed to serve a public purpose. Municipal bonds may be issued on a long-term basis to provide long-term financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenue. Municipal bonds may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of long-term debt.
The Fund’s portfolio may contain restricted and illiquid investments, including, but not limited to, restricted investments (investments the disposition of which is restricted under the federal securities laws), investments that may be resold only pursuant to Rule 144A under the 1933 Act that are deemed to be illiquid, and certain repurchase agreements. Restricted investments may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in securities of other open‑end or closed‑end investment companies, including ETFs, that invest primarily in the types of investments in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations issued thereunder.
The Fund may invest without limitation in credit default swaps, and may enter into credit default swaps as either a buyer or a seller.
In addition to credit default swaps, the Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments include financial futures contracts and options thereon, forward contracts, swaps (with varying terms, including interest rate swaps), options on swaps and other derivative instruments. The Fund’s sub‑adviser may use derivative instruments to attempt to hedge some of the risk of the Fund’s investments or as a substitute for a position in the underlying asset.
Use of Leverage
The Fund may source leverage through the issuance of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) issuance of debt securities; and (3) issuance of preferred shares of beneficial interest (“Preferred Shares”).  Additionally, the Fund may use certain derivatives and other financing investments that have the economic effect of leverage by creating additional investment exposures, such as investments in inverse floating rate securities and reverse repurchase agreements. The amount and sources of leverage will vary depending on market conditions.

121

Shareholder Update (continued)

Temporary Defensive Periods
During temporary defensive periods, the period in which the net proceeds of this offering of Common Shares are first being invested (the “invest‑up period”), the “wind‑up” period (the approximately six month period during which the Fund is transitioning its portfolio as the Fund’s Termination Date approaches) or the period in which the Fund’s assets are being liquidated in anticipation of the Fund’s termination, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its Managed Assets in cash, short-term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-term U.S. Treasury securities. During the invest‑up period, the Fund may also purchase securities issued by ETFs that invest primarily in investments of the types in which the Fund may invest directly. Any such investments in ETFs will be in compliance with the limitations imposed by the 1940 Act, the rules promulgated thereunder, or pursuant to any exemptive relief obtained thereunder. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	JFR	JQC	JPC	JPI	NPFD

Portfolio Level Risks

Basis Risk	X	X	-	-	-

Below Investment Grade Risk	X	X	X	X	X

Call Risk	X	X	X	X	X

Collateralized Debt Obligation (“CDO”) and Collateralized Loan Obligation (“CLO”) Risk	X	X	-	-	-

Common Stock Risk	-	X	X	X	X

Concentration and Financial Services Industry Risk	-	-	X	X	X

Contingent Capital Securities (“CoCos”) Risk	-	X	X	X	X

Convertible Securities Risk	-	X	X	X	X

Credit Risk	X	X	X	X	X

Credit Spread Risk	X	X	X	X	X

Debt Securities Risk	X	X	X	X	X

Debtor‑In‑Possession (“DIP”) Financing Risk	X	X	-	-	-

Deflation Risk	X	X	X	X	X

Depositary Receipts Risk	X	-	X	X	X

Derivatives Risk	X	X	X	X	X

Duration Risk	X	X	X	X	X

Equity Securities Risk	X	X	X	X	X

Financial Futures and Options Transactions Risk	X	X	X	X	X

Floating-Rate and Fixed‑to‑Floating Rate Securities Risk	X	X	X	X	-

Foreign Currency Risk	X	X	X	-	-

Foreign/Emerging Markets Issuer Risk	X	X	X	X	X

Hedging Risk	X	X	X	X	X

Income Risk	X	X	X	X	X

Inflation Risk	X	X	X	X	X

Inflation Correlation Risk	X	X	X	X	X

Interest Rate Risk	X	X	X	X	X

Inverse Floating Rate Securities Risk	-	X	-	-	X

Loan Participation Risk	X	X	-	-	X

Loan Risk	X	X	-	-	X

Mortgage-Backed Securities (“MBS”) and Asset-Backed Securities (“ABS”) Risk	X	X	-	-	X

Municipal Securities Risk	-	-	X	X	X

Municipal Securities Market Liquidity Risk	-	-	X	X	X

Municipal Securities Market Risk	-	-	X	X	X

Other Investment Companies Risk	X	X	X	X	X

Preferred and Hybrid Preferred Securities Risk	-	X	X	X	X

Shareholder Update (continued)

Risk	JFR	JQC	JPC	JPI	NPFD

Portfolio Level Risks

Real Estate Investment Trust Risk	-	-	X	X	-

Reinvestment Risk	X	X	X	X	X

Restricted and Illiquid Investments Risk	X	X	X	X	X

Second Lien Loans and Unsecured Loans Risk	X	X	-	-	X

Senior Loan Agent Risk	X	X	-	-	X

Senior Loan Risk	X	X	-	-	X

Structured Products Risk	X	X	-	-	-

Sovereign Government and Supranational Debt Risk	X	-	-	-	X

Subordinated Loans and Other Subordinated Debt Instruments Risk	X	X	-	-	X

Swap Transactions Risk	X	X	X	X	X

Unrated Securities Risk	X	X	X	X	X

U.S. Government Securities Risk	X	X	X	X	X

Valuation Risk	X	X	X	X	X

Warrants and Equity Securities Risk	X	X	X	X	X

When-Issued and Delayed-Delivery Transactions	X	X	X	X	X

Zero Coupon Bonds or Pay‑In‑Kind Securities Risk	X	X	X	X	-

Fund Level and Other Risks	JFR	JQC	JPC	JPI	NPFD

Anti-Takeover Provisions	X	X	X	X	X

Borrowing Risk	X	X	X	X	X

Counterparty Risk	X	X	X	X	X

Cybersecurity Risk	X	X	X	X	X

Fund Tax Risk	X	X	X	X	X

Global Economic Risk	X	X	X	X	X

Investment and Market Risk	X	X	X	X	X

Legislation and Regulatory Risk	X	X	X	X	X

Leverage Risk	X	X	X	X	X

Limited Term Risk	-	-	-	-	X

Market Discount from Net Asset Value	X	X	X	X	X

Recent Market Conditions	X	X	X	X	X

Reverse Repurchase Agreement Risk	X	X	X	X	X
Portfolio Level Risks:
Basis Risk. As short-term rates change, interest income from floating rate loans may not increase in concert with increases in the costs of floating rate leverage or other borrowings, introducing basis or imperfect hedging risk.
Below Investment Grade Risk. Investments of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade investments of comparable terms and duration. Issuers of lower grade investments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade investments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated investments may not be as liquid as the secondary market for more highly rated investments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular investment. If a below investment grade security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
If a below investment grade investment goes into default, or its issuer enters bankruptcy, it might be difficult to sell that investment in a timely manner at a reasonable price.

Call Risk. The Fund may invest in securities that are subject to call risk. Such securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Collateralized Debt Obligation (“CDO”) Risk. The risks of an investment in CDOs, including CLOs, depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed-income investments, CDOs and CLOs carry additional risks including, but not limited to, the risk that: (1) distributions from collateral assets may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that the CDOs or CLOs may be subordinate to other classes; and (4) the complex structure of the investment may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CDOs and CLOs may also charge management and other administrative fees, which are in addition to those charged by the Fund.
Common Stock Risk. Common stocks have experienced significantly more volatility in returns and may significantly underperform relative to fixed- income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or the current and expected future conditions of the broader economy, or when political or economic events affecting the issuer in particular or the stock market in general occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Concentration and Financial Services Industry Risk. The preferred securities market is comprised predominantly of securities issued by companies in the financial services industry. Therefore, preferred securities present substantially increased risks at times of financial turmoil, which could affect financial services companies more than companies in other sectors and industries. The Fund’s investment in securities issued by financial services companies makes the Fund more susceptible to adverse economic or regulatory occurrences affecting those companies. Concentration of investments in financial services companies includes the following risks:

•
financial services companies may suffer a setback if regulators change the rules under which they operate, which may increase costs for or limit the ability to offer new services or products and make it difficult to pass increased costs on to consumers;

•	unstable interest rates can have a disproportionate effect on the financial services industry;

•
financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; and

•	financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.
The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are especially vulnerable to these economic cycles, the Fund’s investments in these companies may lose significant value during such periods.
Contingent Capital Securities (“CoCos”) Risk. A loss absorption mechanism trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen the Fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of below investment grade securities.
CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.
The prices of CoCos may be volatile. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by a fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other similarly structured securities.

Shareholder Update (continued)

CoCos are issued primarily by financial institutions. Therefore, CoCos present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries.
Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt, including but not limited to Interest Rate Risk, Credit Risk, Below Investment Grade Risk and Unrated Securities Risk. The value of a convertible security is influenced by both the yield of non‑convertible securities of comparable issuers and by the value of the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non‑convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.
Credit Risk. Issuers of securities in which the Fund may invest may default on their obligations, including to pay principal or interest when due. This non‑payment would result in a reduction of income to the Fund, a reduction in the value of a security experiencing non‑payment and potentially a decrease in the NAV of the Fund. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Debt Securities Risk. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non‑payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non‑payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non‑payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, decreased market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. Decreased liquidity may result in the Fund having to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Debtor‑In‑Possession (“DIP”) Financing Risk. The Fund’s participation in DIP financings is subject to risks. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code and must be approved by the bankruptcy court. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing.
Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Depositary Receipts Risk. Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non‑uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over‑the‑counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.

It is possible that regulatory or other developments in the derivatives market, including changes in government regulation could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.
Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Equity Securities Risk. Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. Given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to higher dividend-yield sectors and industries than the broad equity market which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.
Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Floating-Rate and Fixed‑to‑Floating‑Rate Securities Risk. The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed‑to‑floating‑rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed‑to‑floating‑rate securities will decline due to lower coupon payments on floating rate securities.
Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments.
Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.
Foreign/Emerging Markets Issuer Risk. Investments in foreign issuers involve special risks not presented by investments in U.S. issuers, including the following: (i) less publicly available information about foreign issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many foreign markets are smaller, less liquid and more volatile; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure of a company’s assets; (vii) restrictions imposed by foreign countries limiting the ability of foreign issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise and (viii) withholding and other foreign taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one foreign country or geographic region. In addition, investing in securities of foreign issuers located in emerging markets involves greater risks, including smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital.
Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub‑adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub‑adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Income Risk. The Fund’s level of current income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.

Shareholder Update (continued)

Inflation Correlation Risk. Although the values of certain of the Fund’s loan investments are generally linked or correlated to the rate of inflation, there is no guarantee that such investments will provide any protection against the impact of inflation. In addition, while these investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in their value. Further, when inflation and expectations of inflation are low or declining, the Fund’s positions in such investments are likely to underperform the overall stock markets.
Interest Rate Risk. Interest rate risk is the risk that debt securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. If the Fund invests in floating rate securities, the market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate securities may decline due to lower coupon payments on floating-rate securities. If the Fund invests in floating rate securities, the market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the rest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate securities may decline due to lower coupon payments on floating- rate securities.
Inverse Floating Rate Securities Risk. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:
• If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
• If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
• If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
Loan Participation Risk. The Fund may purchase a participation interest in a loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a borrower. A participation typically will result in the Fund having a contractual relationship only with the lender, not the borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In the event of insolvency or bankruptcy of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lender’s interest in the loan. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. Such third party participation arrangements are designed to give loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the borrower. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the loan will be repaid in full.
Loan Risk. The lack of an active trading market for certain loans may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult to value such loans. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. For secured loans, there is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. Interests in loans made to finance highly leveraged companies or transactions such as corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like the Fund for loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss. The Fund may experience relatively greater realized or unrealized losses or delays and expenses in enforcing its rights with respect to loans with fewer restrictive covenants. Additionally, loans may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti- fraud protections of the securities laws. Because junior loans have a lower place in an issuer’s capital structure and may be unsecured, junior loans involve a higher degree of overall risk than senior loans of the issuer.
Mortgage-Backed Securities (“MBS”) and Asset-Backed Securities Risk. These securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. The Fund may invest in MBS and ABS that are subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets. In addition, many of the transactions in which such securities are issued have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels. As a result, such securities may be more sensitive to risk of loss, write-downs, the non‑fulfillment of repurchase obligations, over-advancing on a pool of loans and the costs of transferring servicing than senior classes of securities. Further, some of the MBS and ABS in which the Fund invests may be comprised of subprime loans. Subprime loans are those made to borrowers with lower credit ratings and/or shorter credit history, who are more likely to default on their loan obligations as compared to more credit-worthy borrowers. As a result, liquidity risk is even greater for MBS and ABS comprised of subprime loans. MBS, including CMBS and RMBS, may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of MBS and will result in losses to the Fund. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics.
Certain non‑agency MBS are only entitled to payments provided for in the underlying agreement when and if funds are generated by the underlying mortgage loan pool. This likelihood of the return of interest and principal may be assessed as a credit matter. However, the holders of such non‑agency MBS may not have the legal status of secured creditors, and therefore may not be able to accelerate a claim for payment on their securities or force a sale of the mortgage loan pool in the event that insufficient funds exist to pay such amounts on any date designated for such payment. The holders of such non‑agency MBS do not typically have any right to remove a servicer solely as a result of a failure of the mortgage pool to perform as expected. In addition, there can be no assurance that originators and servicers of mortgage loans for non‑agency MBS will not experience financial difficulties, which may increase the chances that these entities may default on their warehousing or other credit lines or become insolvent or bankrupt, thus increasing the likelihood that repurchase obligations will not be fulfilled and the potential for loss to holders of such non‑agency MBS. Further, the prices of non‑agency MBS may decline substantially, for reasons that may not be attributable to any of the other risks described herein. In particular, purchasing assets at what may appear to be “undervalued” levels is no guarantee that these assets will not be trading at even more “undervalued” levels at a time of valuation or at the time of sale. It may not be possible to predict, or to protect against, such “spread widening” risk.
Municipal Securities Risk. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub‑adviser than funds that invest in stock or other corporate investments.
To the extent that a fund invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory and may involve greater risk than funds that invest in a larger universe of securities. In addition, economic, political or regulatory changes in that state or territory could adversely affect municipal securities issuers in that state or territory and therefore the value of a fund’s investment portfolio.
Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance.
If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.
Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub‑adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
Other Investment Companies Risk. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in

Shareholder Update (continued)

investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed‑end funds may differ from their NAV.
Preferred and Hybrid Preferred Securities Risk. Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. There are various special risks associated with investing in preferred securities, including:

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Limited Voting Rights Risk. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain preferred securities issued by trusts or special purpose entities, holders generally have no voting rights except if a declaration of default occurs and is continuing. In such an event, preferred security holders generally would have the right to appoint and authorize a trustee to enforce the trust’s or special purpose entity’s rights as a creditor under the agreement with its operating company.

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Special Redemption Rights Risk. In certain circumstances, an issuer of preferred securities may redeem the securities at par prior to their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws or regulatory or major corporate action. A redemption by the issuer may negatively impact the return of the security held by the Fund.

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Payment Deferral and Omission Risk. Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip (“non‑cumulative” preferred securities) or defer (“cumulative” preferred securities) distributions for a stated period without any adverse consequences to the issuer. Non‑cumulative preferred securities can defer distributions indefinitely. Cumulative preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distribution payments for up to 10 years. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood for issuers to defer or omit distributions.

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Credit and Subordination Risk. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

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Floating Rate and Fixed‑to‑Floating Rate Securities Risk. The market value of floating rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed‑to‑floating rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed‑to‑floating rate securities may decline due to lower coupon payments on floating-rate securities.

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Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stock. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

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Regulatory Risk. Issuers of preferred securities may be in industries that are heavily regulated and that may receive government funding. The value of preferred securities issued by these companies may be affected by changes in government policy, such as increased regulation, ownership restrictions, deregulation or reduced government funding.

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New Types of Securities Risk. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Sub‑Advisers believe that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Real Estate Investment Trust Risk. Share prices of Real Estate Investment Trusts (“REITs”) typically decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values are affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Qualification as a REIT under the Internal Revenue Code of 1986, as amended in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT.

An entity that fails to qualify as a REIT would be taxed as a corporation, and thus, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. Dividends paid by REITs may not receive preferential tax treatment afforded other dividends.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Restricted and Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.
Second Lien Loans and Unsecured Loans Risk. Second lien loans and unsecured loans generally are subject to the same risks associated with investments in senior loans, as discussed below. Because second lien loans and unsecured loans are lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for unsecured loans, which are not backed by a security interest in any specific collateral. Second lien loans and unsecured loans are expected to have greater price volatility than senior loans and may be less liquid. Second lien loans and unsecured loans of below investment grade quality also share the same risks of other below investment grade debt instruments.
Senior Loan Agent Risk. A financial institution’s employment as an agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.
Senior Loan Risk. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer. Senior loans are usually rated below investment grade, and share the same risks of other below investment grade debt instruments.
Although the Fund may invest in senior loans that are secured by specific collateral, there can be no assurance that the liquidation of such collateral would satisfy an issuer’s obligation to the Fund in the event of issuer default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the issuer to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the issuer’s obligations under the senior loan.
In the event of bankruptcy of an issuer, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the issuer or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of senior loans.
Structured Products Risk. In addition to the general risks associated with investments in debt securities, holders of structured products bear risks of the underlying investments, index or reference obligation (collectively, the “reference instrument”) and are subject to counterparty, valuation and liquidity risks. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the reference instrument will rise or fall, but prices of the reference instrument (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Structured products may also be less liquid, more volatile and more difficult to price than other types of securities.
Sovereign Government and Supranational Debt Risk. Investments in sovereign debt, including supranational debt, involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to

Shareholder Update (continued)

depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.
Subordinated Loans and Other Subordinated Debt Instruments Risk. Issuers of subordinated loans and other subordinated debt instruments in which the Fund may invest usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the subordinated loans or other subordinated debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of subordinated loans or other subordinated debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an issuer, holders of debt instruments ranking senior to the subordinated loan or other debt instrument in which the Fund invests would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, such issuer may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with subordinated loans or other subordinated debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant issuer. In addition, the Fund will likely not be in a position to control any issuer by investing in its debt instruments. As a result, the Fund will be subject to the risk that an issuer in which it invests may make business decisions with which the Fund disagrees and the management of such issuer, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as a debt investor.
Swap Transactions Risk. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the sub‑adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/ or the sub‑adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Unrated Securities Risk. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
U.S. Government Securities Risk. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.
Valuation Risk. Certain securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
Warrants and Equity Securities Risk. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in adjustable rate instruments or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. The Fund may possess material non‑public information about an issuer as a result of its ownership of an adjustable rate instrument or other debt instrument of such issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of such an issuer when it would otherwise be advantageous to do so.
When-Issued and Delayed-Delivery Transactions Risk. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.
Zero Coupon Bonds or Pay‑In‑Kind Securities Risk. Zero coupon and pay‑in‑kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non‑ cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative.

Fund Level and Other Risks:
Anti-Takeover Provisions. The Declaration of Trust and the Fund’s by‑laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open‑end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.
Borrowing Risk. In addition to borrowing for leverage, the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.
Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub‑prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Fund Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.
Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and asset prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Additionally, instability in various countries, war, natural and environmental disasters, the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, debt crises, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress, trade disputes and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub‑adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.
The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Shareholder Update (continued)

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
Certain types of leverage may result in the Fund being subject to certain covenants, asset coverage or other portfolio composition limits by its lenders, debt or preferred securities purchasers, rating agencies that may rate the debt or preferred securities, or reverse repurchase counterparties. Such limitations may be more stringent than those imposed by the 1940 Act and may impact whether the Fund is able to maintain its desired amount of leverage. In addition, whenever the Fund incurs borrowings and/or preferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such borrowings has been paid and all accumulated dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market. There is no assurance that the Fund’s use of leverage will be successful.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the sub‑advisor for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub‑ advisor to leverage the Fund or increase the Fund’s leverage.
Limited Term Risk. Because the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. The Fund’s investment objectives and policies are not designed to return to investors who purchase common shares in this offering their initial investment on the termination date. When terminated, the Fund’s distributions will be based upon the Fund’s NAV at the end of the term and such initial investors and any investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.
Market Discount from Net Asset Value. Shares of closed‑end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed‑end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, including the imposition of tariffs, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and this conflict has escalated into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Beginning in early 2025, the United States also imposed tariffs on other countries, including Mexico and Canada. The possibility of additional tariffs being imposed or the outbreak of a trade war may adversely impact U.S. and international markets. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may also impact the markets and the Fund’s performance.
The U.S. Federal Reserve (the “Fed”) has in the past sharply raised interest rates and has signaled an intention to maintain relatively higher interest rates until current inflation levels re‑align with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Shareholder Update (continued)

EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of ‑10%, ‑5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of July 31, 2025 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Funds on such instruments (based on actual leverage costs incurred during the fiscal year ended July 31, 2025) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of certain derivative instruments.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Funds. Your actual returns may be greater or less than those appearing below.

	JFR	JQC	JPC	JPI	NPFD

Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	36.09%	37.08%	37.05%	36.01%	36.10%

Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	5.76%	5.74%	5.59%	5.68%	5.51%

Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Leverage	2.08%	2.13%	2.07%	2.04%	1.99%

Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(18.90)%	(19.28)%	(19.18)%	(18.82)%	(18.77)%

Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(11.07)%	(11.33)%	(11.23)%	(11.01)%	(10.94)%

Common Share Total Return for 0.00% Assumed Portfolio Total Return	(3.25)%	(3.39)%	(3.29)%	(3.19)%	(3.11)%

Common Share Total Return for 5.00% Assumed Portfolio Total Return	4.57%	4.56%	4.65%	4.62%	4.71%

Common Share Total Return for 10.00% Assumed Portfolio Total Return	12.40%	12.51%	12.59%	12.43%	12.54%
Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Funds are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

DIVIDEND REINVESTMENT PLAN
Nuveen Closed‑End Funds Automatic Reinvestment Plan
Your Nuveen Closed‑End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257‑8787.

Shareholder Update (continued)

CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by‑laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:
Portfolio Managers
Nuveen Floating Rate Income Fund (“JFR”) and Nuveen Credit Strategies Income Fund (“JQC”)
Coale Mechlin has been named a portfolio manager of Nuveen Floating Rate Income Fund (JFR) and Nuveen Credit Strategies Income Fund (JQC), effective December 30, 2024.
Coale Mechlin is a portfolio manager on Nuveen’s Leveraged Finance investment team, focusing on the platform’s bank loan strategies. His responsibilities include supporting the day‑to‑day oversight and monitoring of the platform’s bank loan strategies. He joined Nuveen in 2017 as a research analyst covering the Technology sector. Prior to joining Nuveen, he was a high yield/senior loan capital markets associate for J.P. Morgan and an analyst for the UBS Investment Bank. He graduated with a B.A. in Economics from Wesleyan University.
Kevin Lorenz retired from Nuveen effective as of July 1, 2025 and is no longer a portfolio manager of the Nuveen Floating Rate Income Fund (JFR) and Nuveen Credit Strategies Income Fund (JQC).
Principal Risks
The following principal risks are no longer included as stand-alone risks because they were consolidated into other principal risk factors as indicated below:

Stand-Alone Risk Removed	Consolidated Into the Following Risk

Asset-Backed Securities (“ABS”) Risk Collateralized Mortgage-Backed Securities (“CMBS”) and Mortgage-Backed Securities (“MBS”) Risk	Mortgage-Backed Securities (“MBS”) and Asset-Backed Securities (“ABS”) Risk

Collateralized Loan Obligation Risk	Collateralized Debt Obligation (“CDO”) and Collateralized Loan Obligation (“CLO”) Risk

Emerging Markets Risk Non‑U.S. Securities Risk	Foreign/Emerging Markets Issuer Risk

ADDITIONAL DISCLOSURES FOR CERTAIN FUNDS AS OF THE FISCAL YEAR ENDED JULY 31, 2025
This annual report includes additional disclosures for certain Funds that have, or intend to have, an effective shelf offering registration statement on file with the Securities and Exchange Commission (SEC) at the time this report was prepared. Refer to Note 6, Fund Shares of the Notes to Financial Statements for further details on the shelf offering program.
NUVEEN FLOATING RATE INCOME FUND (JFR)
NUVEEN CREDIT STRATEGIES INCOME FUND (JQC)
NUVEEN PREFERRED & INCOME OPPORTUNITIES FUND (JPC)
SUMMARY OF FUND EXPENSES
The purpose of the tables and the example below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of each Fund as a percentage of the average net assets applicable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses	JFR	JQC	JPC

Maximum Sales Charge (as a percentage of offering price) (1)	1.00%	1.00%	1.00%

Dividend Reinvestment Plan Fees (2)	$2.50	$2.50	$2.50

(1)
The maximum sales charge for offerings made at‑the‑market is 1.00%. If the Common Shares are sold to or through underwriters in an offering that is not made at‑the‑market, the applicable Prospectus Supplement will set forth any other applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(2)
You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

Annual Expenses (As a Percentage of Net Assets Attributable to Common Shares) (1)	JFR	JQC	JPC

Management Fees	1.22%	1.32%	1.21%

Interest and Other Related Expenses (2)	3.37%	3.53%	3.39%

Other Expenses (3)	0.19%	0.24%	0.07%

Acquired Fund Fees and Expenses	0.01%	0.00%(4)	0.00%(4)

Total Annual Expenses	4.79%	5.09%	4.67%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended July 31, 2025.
(2)
Interest and Other Related Expenses reflect actual expenses and fees for leverage incurred by a Fund for the fiscal year ended July 31, 2025. The types of leverage used by the Fund during the fiscal year ended July 31, 2025 are described in the Fund Leverage and the Notes to Financial Statements sections of this annual report. Actual Interest and Other Related Expenses incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Fund continues to maintain leverage, the cost of which is tied to short-term interest rates, the Fund’s interest expenses on its short-term borrowings can be expected to rise in tandem. The Fund’s use of leverage will increase the amount of management fees paid to the Fund’s adviser and sub‑advisor(s).

(3)	Other Expenses are based on estimated amounts for the current fiscal year.
(4)	Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

Shareholder Update (continued)

Example
The following example illustrates the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The example also assumes a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Example (At‑the‑Market Transaction)
The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

	$		$		$		$
	1 Year		3 Years		5 Years		10 Years

JFR		$57		$153		$248		$489

JQC		$60		$161		$261		$512

JPC		$56		$149		$243		$480
The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

TRADING AND NET ASSET VALUE INFORMATION
The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares reported as of the end of the day on the NYSE, (ii) the corresponding NAV per share; and (iii) the premium/(discount) to NAV per share at which the Common Shares were trading as of such date.

	$	$	$	$	$	$
JFR
	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price

Fiscal Quarter End	High	Low	High	Low	High	Low

July 2025	$8.58	$8.13	$8.88	$8.76	(3.38)%	(7.19)%

April 2025	$8.63	$7.51	$8.95	$8.51	(3.58)%	(11.75)%

January 2025	$9.22	$8.48	$9.31	$9.19	(0.97)%	(7.73)%

October 2024	$9.00	$8.36	$9.28	$9.17	(3.02)%	(8.83)%

July 2024	$8.85	$8.63	$9.30	$9.26	(4.84)%	(6.80)%

April 2024	$8.80	$8.45	$9.35	$9.25	(5.88)%	(8.65)%

January 2024	$8.45	$7.94	$9.26	$9.03	(8.75)%	(12.07)%

October 2023	$8.26	$7.65	$9.21	$9.05	(10.31)%	(15.47)%

JQC
	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price

Fiscal Quarter End	High	Low	High	Low	High	Low

July 2025	$5.53	$5.20	$5.66	$5.62	(2.30)%	(7.47)%

April 2025	$5.59	$4.83	$5.87	$5.53	(4.77)%	(12.66)%

January 2025	$5.93	$5.56	$5.95	$5.86	(0.34)%	(5.12)%

October 2024	$5.91	$5.44	$5.93	$5.85	(0.34)%	(7.01)%

July 2024	$5.73	$5.53	$5.91	$5.88	(3.05)%	(5.95)%

April 2024	$5.64	$5.32	$5.96	$5.91	(5.37)%	(9.98)%

January 2024	$5.37	$4.98	$5.91	$5.82	(9.14)%	(14.43)%

October 2023	$5.14	$4.83	$5.85	$5.74	(12.14)%	(15.85)%

JPC
	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price

Fiscal Quarter End	High	Low	High	Low	High	Low

July 2025	$8.17	$7.77	$8.03	$7.81	1.74%	(0.51)%

April 2025	$8.07	$7.05	$8.04	$7.63	0.37%	(7.60)%

January 2025	$8.16	$7.83	$8.14	$7.97	0.25%	(1.76)%

October 2024	$8.23	$7.46	$8.25	$7.94	(0.24)%	(6.05)%

July 2024	$7.80	$7.11	$8.08	$7.86	(3.47)%	(9.54)%

April 2024	$7.30	$6.80	$7.87	$7.81	(7.24)%	(12.93)%

January 2024	$7.29	$6.16	$7.90	$7.26	(7.72)%	(15.15)%

October 2023	$6.62	$5.96	$7.42	$7.07	(10.78)%	(15.70)%

Shareholder Update (continued)

The following table shows, as of July 31, 2025 each Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and, (iv) net assets attributable to Common Shares.

July 31, 2025	JFR	JQC	JPC

NAV per Common Share	$8.82	$5.66	$8.01

Market Price	$8.52	$5.53	$8.07

Percentage of Premium/(Discount) to NAV per Common Share	(3.40)%	(2.30)%	0.75%

Net Assets Attributable to Common Shares	$1,420,503,021	$837,305,225	$2,615,446,069
Shares of closed‑end investment companies, including those of the Funds, may frequently trade at prices lower than NAV, the Funds’ Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open‑end investment company. The Funds cannot assure you that their Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.
SENIOR SECURITIES
The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal years, as applicable. Each Fund’s senior securities during this time period are comprised of borrowings that constitute “senior securities” as defined in the Investment Company Act of 1940, as amended (1940 Act). The information in this table is derived from the financial statements. The financial statements for the year ended July 31, 2025 have been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm. The financial statements with respect to the fiscal years ended prior to 2025, where applicable, have been audited by other auditors. The Funds’ audited financial statements for the year ended July 31, 2025, including the report of PwC thereon, and accompanying notes thereto, are included in this Annual Report.
JFR

	Borrowings Outstanding at the End of Period		Taxable Fund Preferred (TFP) Shares at the End of Period		Term Preferred Shares at the End of Period		Variable Rate Term Preferred (VRTP) Shares at the End of Period
Year Ended 7/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $1,000 (2)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $1,000 (3)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $1,000 (3)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 (4)	Asset Coverage Per $1 Liquidation Preference (5)

2025	$517,200	$4,298	$285,000	$2,771	$0	$0	$0	$0	$2.77

2024	$477,200	$4,204	$285,000	$2,632	$0	$0	$0	$0	$2.63

2023	$477,200	$4,163	$285,000	$2,607	$0	$0	$0	$0	$2.61

2022	$233,400	$3,718	$100,000	$2,603	$0	$0	$0	$0	$2.60

2021	$238,400	$3,892	$100,000	$2,742	$0	$0	$0	$0	$2.74

2020	$208,100	$4,003	$0	$0	$90,000	$2,794	$0	$0	$2.79

2019	$264,500	$3,810	$0	$0	$115,000	$2,655	$0	$0	$2.66

2018	$254,300	$4,077	$0	$0	$125,200	$2,732	$0	$0	$2.73

2017	$254,300	$4,103	$0	$0	$125,200	$2,749	$0	$0	$2.75

2016	$240,800	$4,051	$0	$0	$0	$0	$108,000	$279,652	$2.80

JQC

	Borrowings Outstanding at the End of Period		Taxable Fund Preferred (TFP) Shares at the End of Period
Year Ended 7/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $1,000 (2)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $1,000 (3)	Asset Coverage Per $1 Liquidation Preference (5)

2025	$211,600	$5,619	$140,000	$3,381	$3.38

2024	$211,600	$5,447	$140,000	$3,278	$3.28

2023	$211,600	$5,395	$140,000	$3,247	$3.25

2022	$246,000	$4,931	$140,000	$3,143	$3.14

2021	$402,000	$3,333	$0	$0	$0

2020	$402,000	$3,320	$0	$0	$0

2019	$480,000	$3,400	$0	$0	$0

2018	$561,000	$3,205	$0	$0	$0

2017	$561,000	$3,256	$0	$0	$0

2016	$561,000	$3,238	$0	$0	$0
JPC

	Borrowings Outstanding at the End of Period		Taxable Fund Preferred (TFP) Shares at the End of Period
Year Ended 7/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $1,000 (2)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $1,000 (3)	Asset Coverage Per $1 Liquidation Preference (5)

2025	$649,000	$5,677	$420,000	$3,447	$3.45

2024	$689,000	$5,331	$420,000	$3,312	$3.31

2023	$219,600	$5,249	$150,000	$3,119	$3.12

2022	$423,400	$3,088	$0	$0	$0

2021	$462,700	$3,223	$0	$0	$0

2020	$400,000	$3,280	$0	$0	$0

2019	$455,000	$3,303	$0	$0	$0

2018	$437,000	$3,403	$0	$0	$0

2017	$540,000	$3,079	$0	$0	$0

2016	$404,100	$3,526	$0	$0	$0

(1)
Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference, if applicable, as of the end of the relevant fiscal year and does not include any preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities, if applicable.

(2)
Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s borrowings (excluding temporary borrowings) then outstanding and multiplying the result by 1,000. For purpose of asset coverage above, senior securities consist of preferred shares or borrowings of a Fund and does not include derivative transactions and other investments that have the economic effect of leverage such as reverse repurchase agreements and tender option bonds. If the leverage effects of such investments were included, the asset coverage amounts presented would be lower.

(3)
Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate of the involuntary liquidation preference of the outstanding preferred shares and multiplying the result by 1,000. For purpose of asset coverage above, senior securities consist of preferred shares or borrowings (excluding temporary borrowings) of a Fund and does not include derivative transactions and other investments that have the economic effect of leverage such as reverse repurchase agreements and tender option bonds. If the leverage effects of such investments were included, the asset coverage amounts presented would be lower.

(4)
Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate of the involuntary liquidation preference of the outstanding preferred shares and multiplying the result by 100,000. For purpose of asset coverage above, senior securities consist of preferred shares or borrowings (excluding temporary borrowings) of a Fund and does not include derivative transactions and other investments that have the economic effect of leverage such as reverse repurchase agreements and tender option bonds. If the leverage effects of such investments were included, the asset coverage amounts presented would be lower.

(5)	Includes all borrowings and preferred shares presented for the fund.

Shareholder Update (continued)

UNRESOLVED STAFF COMMENTS
Each Fund believes that there are no material unresolved written comments, received 180 days or more before July 31, 2025, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or Investment Company Act of 1940, or its registration statement.

Important Tax Information

(Unaudited)
As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099‑DIV, which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long‑Term Capital Gains

JFR	$—

JQC	—

JPC	—

JPI	—

NPFD	—
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders:

Fund	Percentage

JFR	0.9%

JQC	0.4

JPC	46.8

JPI	70.9

NPFD	65.2
Qualified Dividend Income (QDI)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified dividend income for individuals pursuant to Section 1(h)(11) of the Internal Revenue Code:

Fund	Percentage

JFR	0.9%

JQC	0.4

JPC	90.5

JPI	100.0

NPFD	99.5
Qualified Interest Income (QII)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified interest income and/or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code:

Important Tax Information (continued)

Fund	Prior Year End to 12/31 Percentage	1/1 to Current Year End Percentage

JFR	76.4%	84.0%

JQC	37.5	100.0

JPC	3.5	20.1

JPI	13.4	3.0

NPFD	5.7	77.4
163(j)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code:

Fund	Percentage

JFR	99.6%

JQC	100.0

JPC	11.9

JPI	9.2

NPFD	10.8

Shareholder Meeting Report

(Unaudited)
The annual meeting of shareholders for JFR and JQC was held on April 17, 2025; at this meeting the shareholders were asked to elect Board Members.
The vote totals for JFR and JQC are set forth below:

	JFR		JQC
	Common and Preferred shares voting together as a class	Preferred shares	Common and Preferred shares voting together as a class	Preferred shares
Approval of the Board Members was reached as follows:
Michael A. Forrester
For	99,705,776	—	101,199,956	—
Withhold	3,349,300	—	4,259,974	—
Total	103,055,076	—	105,459,930	—
Thomas J. Kenny
For	99,022,805	—	100,006,416	—
Withhold	4,032,271	—	5,453,514	—
Total	103,055,076	—	105,459,930	—
Robert L. Young
For	98,935,774	—	99,905,624	—
Withhold	4,119,302	—	5,554,306	—
Total	103,055,076	—	105,459,930	—
Albin F. Moschner
For	—	285,000	—	109,000
Withhold	—	—	—	—
Total	—	285,000	—	109,000
Margaret L. Wolff
For	—	285,000	—	109,000
Withhold	—	—	—	—
Total	—	285,000	—	109,000

Shareholder Meeting Report (continued)

The special meeting of shareholders for JPC was held on July 25, 2025 for shareholders of record on April 16, 2025; at this meeting the shareholders were asked to approve an Agreement and Plan of Merger.
The vote totals for JPC are set forth below:

JPC
Preferred shares
To approval an Agreement and Plan of Merger:
For	370,000
Against	—
Abstain	—
Broker Non‑Votes	—
Total	370,000

The annual meeting of shareholders for JPI was held on July 25, 2025 and subsequently adjourned to August 29, 2025; at this meeting the shareholders were asked to elect Board Members. Additionally, JPI shareholders were asked to approve an Agreement and Plan of Merger.
The vote totals for JPI are set forth below:

JPI
Common shares
Approval of the Board Members was reached as follows:
Michael A. Forrester
For	11,494,913
Withhold	404,438
Total	11,899,351
Thomas J. Kenny
For	11,479,481
Withhold	419,870
Total	11,899,351
Margaret L. Wolff
For	11,499,987
Withhold	399,364
Total	11,899,351
Robert L. Young
For	11,488,056
Withhold	411,295
Total	11,899,351
To approval an Agreement and Plan of Merger
For	7,154,437
Against	299,931
Abstain	299,232
Broker Non‑Votes	4,377,837
Total	12,131,437

Shareholder Meeting Report (continued)

The annual meeting of shareholders for NPFD was held on April 17, 2025; at this meeting the shareholders were asked to elect Board Members.
The vote totals for NPFD are set forth below:

	NPFD
	Common and Preferred shares voting together as a class	Preferred Shares
Approval of the Board Members was reached as follows:
Thomas J. Kenny
For	17,178,885	—
Withhold	898,561	—
Total	18,077,446	—
Joanne T. Medero
For	17,292,549	—
Withhold	784,897	—
Total	18,077,446	—
Loren M. Starr
For	16,899,631	—
Withhold	1,177,815	—
Total	18,077,446	—
Matthew Thornton III
For	16,889,294	—
Withhold	1,188,152	—
Total	18,077,446	—
Robert L. Young
For	16,894,213	—
Withhold	1,183,233	—
Total	18,077,446	—
Albin F. Moschner
For	—	85,000
Withhold	—	—
Total	—	85,000
Margaret L. Wolff
For	—	85,000
Withhold	—	—
Total	—	85,000

Additional Fund Information

(Unaudited)

Board of Trustees
Joseph A. Boateng	Michael A. Forrester	Thomas J. Kenny	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Loren M. Starr	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	LLP	PricewaterhouseCoopers	Computershare Trust Company,
Chicago, IL 60606	One Congress Street	Chicago, IL 60606	LLP	N.A.
	Suite 1		One North Wacker Drive	150 Royall Street
	Boston, MA 02114-2016		Chicago, IL 60606	Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N‑PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Active Shelf Offering Statement of Additional Information (SAI) for JPC The SAI for the active shelf offerings for JPC contains additional information about the Fund’s Board of Trustees. You may obtain a copy of the fund’s SAI without charge, upon request, by calling Nuveen at (312) 917‑7700, by writing to the Fund, or on Nuveen’s website at www.nuveen.com. You may also obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257‑8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257‑8787. You may also obtain this information directly from the SEC. Visit the SEC on‑line at http://www.sec.gov.

CEO Certification Disclosure Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JFR	JQC	JPI	JPI	NPFD
Common shares repurchased	0	0	0	0	0
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289‑9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)

19(a) Notice: Section 19(a) of the Investment Company Act of 1940 requires that the payment of any distribution which is made from a source other than the fund’s net income be accompanied by a written notice that discloses the estimated sources of such payment.
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.
Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non‑U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCoswill occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Nuveen Floating Rate Income Fund
Nuveen Credit Strategies Income Fund
Nuveen Preferred & Income Opportunities Fund
Nuveen Preferred Securities & Income Opportunities Fund
Nuveen Variable Rate Preferred & Income Fund
The Approval Process
At meetings held on April 28 and 29, 2025 (the “Meeting”), the Boards of Directors or Trustees (as the case may be) of the group of funds advised by Nuveen Fund Advisors, LLC (“NFAL” or the “Adviser”), including the Funds (as defined below), and the group of funds advised by Teachers Advisors, LLC (“TAL” and all such funds, collectively, the “Nuveen funds” or the “funds”) approved the renewal of the investment management agreements (each, an “Investment Management Agreement”) with NFAL and TAL, respectively. TAL and NFAL are affiliates as NFAL is a subsidiary of Nuveen, LLC, the investment arm of Teachers Insurance and Annuity Association of America (“TIAA”), and TAL is an indirect wholly owned subsidiary of TIAA. The Boards of Trustees of the Funds also approved the renewal of the sub‑advisory agreements (each, a “Sub‑Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub‑Adviser”). The Sub‑Adviser is also an affiliate of the Adviser.
The Boards of Directors or Trustees of the Nuveen funds are each a “Board” or collectively the “Board” (as the context may dictate) and the directors or trustees (as the case may be) are each a “Board Member.” The Board Members of each Board are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) and, therefore, each Board is deemed to be comprised of all disinterested Board Members. References to a Board and the Board Members are interchangeable.
In accordance with applicable law, following up to an initial two‑year period, the Board of each Fund considers the renewal of each Investment Management Agreement and Sub‑Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreements and Sub‑Advisory Agreements are collectively referred to as the “Advisory Agreements,” and the Adviser and the Sub‑Adviser are collectively the “Fund Advisers” and each a “Fund Adviser.” Below is a summary of the annual review process the Board undertook related to its most recent renewal of the Advisory Agreements with respect to each Nuveen fund covered by this report (each, a “Fund” and, collectively, the “Funds”).
To reach their determination, the Board Members considered the review of the Advisory Agreements to be an ongoing process. The Board Members employed the accumulated information, knowledge and experience they had gained during their tenure as disinterested Board Members on the respective Board of the Nuveen funds and its committees in overseeing the applicable funds and working with the respective investment advisers and sub‑advisers in their review of the advisory agreements for the fund complex. The Board and/or its committees meet regularly throughout the year and at these meetings, the Board Members received materials and discussed information covering a wide range of topics pertinent to the annual consideration of the renewal of the Advisory Agreements. Such topics include, but are not limited to, the investment performance of the funds over various periods; investment oversight matters; economic, market and regulatory developments; any significant organizational or other developments impacting a Fund Adviser and its strategic plans for its business; product initiatives for various funds; fund expenses; compliance, regulatory and risk management matters; trading practices; the derivatives risk management program; management of distributions; valuation of securities; payments to financial intermediaries; securities lending (as applicable); and closed‑end fund market activity, capital management initiatives, institutional ownership, management of leverage financing, the secondary market trading of the closed‑end funds and any actions taken to address market discounts to net asset value. The Board also seeks to meet at its regular quarterly meetings with members of senior management to discuss various topics, including market conditions, industry developments and any significant developments or strategic plans for the Fund Advisers, if any.
To help with the review of performance, the Board and/or its committees periodically received and discussed presentations from member(s) of investment teams throughout the year, culminating in an annual performance review of the Nuveen funds at the Board’s meeting held on February 25‑26, 2025 (the “February Meeting”). The presentations, discussions and meetings during the year provide a means for the Board Members to evaluate and consider the level, breadth and quality of services provided by the Fund Advisers and any changes to such services over time in light of new or modified regulatory requirements, changes to market conditions or other factors.
In addition to the materials and discussions that occurred at prior meetings, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of the Advisory Agreements. During the year, management worked with an ad hoc committee established by the Board to help enhance and streamline the materials provided in connection with the annual review of the Advisory Agreements. The materials provided at the Meeting and/or prior meetings covered a wide range of matters including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub‑Adviser and applicable investment team; an analysis of fund performance with a focus on funds considered to have met certain challenged performance measurements; an analysis of the fees and expense ratios of the Nuveen funds with a focus on funds considered to have certain expense characteristics; a list of management fee and sub‑advisory fee schedules; an analysis of advisory fees compared to fees assessed to other types of clients; a description of portfolio manager compensation; certain profitability and/or financial data; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board also considered information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, comparing fee and expense levels of each respective Fund to those of a peer universe.

Statement Regarding Basis for Approval of Investment Advisory Contract (continued)

The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year. The Board’s review of the Advisory Agreements is based on all the information provided to the Board and its committees over time. The performance, fee and expense data and other information provided by a Fund Adviser, Broadridge or other service providers were not independently verified by the Board Members.
As part of their review, the Board Members and independent legal counsel met in executive session on April 9, 2025 to review and discuss materials provided in connection with their annual review of the Advisory Agreements. After reviewing this information, the Board Members requested, directly or through independent legal counsel, additional information, and the Board subsequently reviewed and discussed the responses to these follow‑up questions and requests. The Board Members and independent legal counsel met again in executive session on April 17, 2025 (together with the April 9, 2025 executive session, the “Executive Sessions”) to discuss the responses to the initial supplemental information request and, following their review of the data provided, requested management present certain additional information at the Meeting. In addition to the Executive Sessions, the Board Members met in additional executive sessions prior to and during the Meeting. During the Meeting, the Board Members considered the responses, invited representatives of management to provide additional information and determined that the information provided (whether oral or written) was responsive to their requests.
The Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives of management were present. In connection with their annual review, the Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.
After the discussions and with the background and knowledge described above, the Board Members approved the continuation of the Advisory Agreements on behalf of the applicable Funds for an additional one‑year period. The Board did not identify any single factor as all‑important or controlling, but rather each decision reflected the comprehensive consideration of all the information (written or oral) provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the annual review process. The contractual arrangements may reflect the results of prior year(s) of review, negotiation and information provided in connection with the Board’s annual review of the Funds’ advisory arrangements and oversight of the Funds. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the annual review process and may have placed different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. With this approach, they considered the roles of the Adviser and the Sub‑Adviser in providing services to the Funds.
The Board considered that the Adviser provides a wide array of management, oversight and other services to manage and operate the Funds. The Board considered the Adviser and its affiliates’ dedication of resources, time, people and capital as well as consistent program of improvement and innovation aimed at keeping the Nuveen fund complex relevant and attractive for existing and new investors and meeting the needs of an increasingly complex regulatory environment. Among the information provided in connection with the review of services at the Meeting and/or prior meetings, the Board considered a description of the organizational changes at the Adviser during the year, the management teams that comprise the various support and investment functions for the funds and the background of certain personnel who support the funds. The Board considered the significant resources, both financial and personnel, the Adviser and its affiliates had committed over the past several years in working to bring the asset management businesses of Nuveen and TIAA under one centralized umbrella and to consolidate their respective fund families to the benefit of the funds through, among other things, enhanced operating efficiencies, centralized investment leadership and a centralized shared resources and support model. To help ensure the continuation of services, the Board considered, among other things, management’s emphasis on succession planning and key person risk evaluation pursuant to which certain management team(s) meet annually to conduct a comprehensive review of successors to key positions, to develop and monitor corporate-wide standards and procedures in seeking to help ensure the firm may continue to operate in the event of business disruptions, and to review staffing and compensation levels to help remain competitive with peers in the industry. The Board considered a description of the application of business continuity plans and the periodic testing and review of such plans. As noted below, the Board also considered certain financial data of the Adviser and TIAA in assessing the financial stability and condition of the Adviser to provide a high level of quality of services to the Funds.
In its review, the Board considered that the Funds operated in a highly regulated industry and the scope and complexity of the services and resources that the Adviser and its affiliates must provide to manage and operate the Funds have expanded over the years due to regulatory, market and other developments. Such services included maintaining and monitoring the Nuveen funds’ compliance programs, risk management programs, liquidity risk management programs, derivatives risk management programs and cybersecurity programs. The Board and/or its Compliance, Risk Management and Regulatory Oversight Committee received reports regarding the funds’ compliance policies and procedures and matters undertaken thereunder as well as other compliance initiatives on a regular basis.
In considering the breadth and quality of services the Adviser and its various teams provide, the Board considered that the Adviser provides investment advisory services. With respect to the Funds, such Funds utilize the Sub‑Adviser to manage the portfolios of the Funds subject to the supervision of the Adviser. Accordingly, the Board considered that the Adviser and its affiliates, among other things, oversee and review the performance of the Sub‑Adviser and its investment team(s); evaluate Fund performance and market conditions; evaluate investment strategies and recommend changes thereto; oversee trade execution and, as applicable, securities lending; evaluate investment risks; and manage valuation matters. As noted below, the Board also considered the Nuveen funds’ performance over various time periods throughout the year.

In addition to the portfolio management services provided to the Funds (including indirectly by overseeing the Sub‑Adviser), the Board considered the extensive compliance, regulatory, administrative and other services the Adviser and its various teams or affiliates provide to manage and operate the applicable funds, including but not limited to: distribution management services pursuant to which management seeks to implement distribution policies and set distribution levels consistent with each fund’s product design and positioning; compliance services including establishing and maintaining broad-based compliance policies across the Nuveen fund complex, evaluating the compliance programs of various fund services providers, conducting ongoing risk assessments and testing, monitoring portfolio compliance with investment and regulatory requirements and providing a comprehensive compliance training program; providing regulatory advocacy services, including submitting comments on regulatory proposals and monitoring regulatory developments that may impact the fund(s); providing support to the Board and its committees throughout the year, including providing reports on a wide range of topics relating to the operations and management of the funds, helping to refine the materials provided to the Board and/or its committees and providing educational sessions on various topics; establishing and reviewing the services provided by other fund service providers (such as a fund’s custodian, accountant, and transfer agent); providing legal support services; and evaluating trade allocation and execution.
Such services also include managing leverage; providing capital management and secondary market services (such as implementing common share shelf offerings, capital return programs and common share repurchases); and maintaining a closed‑end fund investor relations program. The Board considered that management actively monitors any discount from net asset value per share at which a fund’s common stock trades and evaluates potential avenues to mitigate the discount, including evaluating the level of distributions that the fund pays.
Aside from the services provided, the Board considered the financial resources of the Adviser and/or its affiliates and their willingness to make investments to support the funds. The Board considered the funds’ access to a seed capital budget provided by the Adviser and/or its affiliates to support new or existing funds and/or facilitate changes for a respective fund. The Board considered the benefits to shareholders of investing in a Fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, and expertise. The Board considered the overall reputation and capabilities of the Adviser and its affiliates and the Adviser’s continuing commitment to provide high quality services.
In its review, the Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring and supporting new funds and smaller funds and ongoing risks with managing the Funds, such as investment, operational, reputational, regulatory, compliance and litigation risks.
The Board considered the division of responsibilities between the Adviser and the Sub‑Adviser and considered that the Sub‑Adviser and its investment personnel, as noted, generally are responsible for the management of the respective Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub‑Adviser provided by the Adviser which included, among other things, a summary of changes (if any) in the leadership teams and/or portfolio manager teams; the performance of the funds sub‑advised by the Sub‑Adviser over various periods of time that met certain performance screening measurements; and data reflecting product changes (if any) taken with respect to certain funds. The Board considered that the Adviser recommended the renewal of the Sub‑Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also considered a variety of investment performance data of the Funds. In leading up to the annual review, the Board and/or its Investment Committee considered, among other things, Fund performance (based on net asset value net of fees) over the quarter, one‑, three- and five-year periods ending December 31, 2024 (or for such shorter periods to the extent a Fund was not in existence during such periods) on an absolute basis and as compared to the performance of comparable peers (the “Performance Peer Group”) and to a benchmark for the prescribed periods. Prior to the Meeting, the Board also received updated Fund performance over the quarter, one‑, three- and five-year periods ended March 31, 2025 (or for such shorter periods to the extent a Fund was not in existence during such periods) on an absolute basis and in comparison to the Performance Peer Group and a benchmark for the prescribed periods. In its review of relative performance, the Board considered a Fund’s performance relative to its Performance Peer Group, among other things, by evaluating its quartile ranking with the 1st quartile representing the top performing funds within the Performance Peer Group and the 4th quartile representing the lowest performing funds.
The Board took into account the performance data, presentations and discussions (written and oral) that were provided at the Meeting and in prior meetings over time in evaluating fund performance, including particular focus on management’s analysis of the performance of funds that met certain screening measurements as determined pursuant to a methodology approved by the Board or additional measurements as determined by management’s investment analysts. As various Nuveen funds have modified their portfolio teams and/or made significant changes to their portfolio strategies over time, the Board reviewed, among other things, certain tracking performance data over specific periods comparing performance before and after such changes.
In evaluating performance, the Board considered some of the limitations of the performance data. The Board considered, among other things, that performance data reflects performance over a specified period which may differ significantly depending on the ending dates selected, particularly during periods of market volatility. Further, the Board considered that regardless of the performance period reviewed by the Board, shareholders may evaluate performance based on their own respective holding periods which may differ from the performance periods reviewed by the Board and lead to differing results. With respect to comparative performance, the Board considered that differing investment objectives, investment strategies, dates of inception, type and cost of leverage (if any), asset size and other factors between the Performance Peer Group and the respective Fund necessarily lead to differences in performance results. Similarly, differences in the investment objective(s) and strategies of a Fund and its benchmark (particularly an actively managed fund that does not directly follow an index) as well as the costs of operating a Fund would contribute to differences in performance results. To assist the Board in its review of the comparability of the relative performance, management generally has ranked the relevancy of the Performance Peer Groups to the applicable funds (subject to certain exceptions) as low, medium or high.

Statement Regarding Basis for Approval of Investment Advisory Contract (continued)

The Board also considered that secondary market trading of shares of the closed‑end funds also continues to be a priority for the Board given its importance to shareholders, and therefore, the Board and/or its Closed‑End Fund Committee reviews certain performance data reflecting, among other things, the premiums and discounts at which the shares of the closed‑end funds have traded as of specified dates at their quarterly meetings with an annual review of the closed‑end fund market for the 2024 calendar year at its February Meeting. In its review, the Board considered, among other things, market conditions for closed‑end funds, changes to investment mandates and guidelines, distribution policies, and leverage management; additional share offerings, share repurchases (if any) and similar capital market actions; and effective communications programs to build greater awareness and deepen understanding of closed‑end funds. As applicable, the Board considered, among other things, the impact of leverage on a closed‑end fund’s common share earnings and total return.
The Board evaluated performance in light of various relevant factors which may include, among other things, general market conditions, issuer- specific information, asset class information, leverage and fund cash flows. The Board considered that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could disproportionately affect performance. Further, the Board considered that market and economic conditions may significantly impact a Fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Although the Board reviews short-, intermediate- and longer-term performance data, the Board considered that longer periods of performance may reflect full market cycles.
In their review from year to year, the Board Members consider and may place different emphasis on the relevant information in light of changing circumstances in market and economic conditions. In evaluating performance, the Board focused particular attention on funds with less favorable performance records. However, depending on the facts and circumstances, including any differences between the respective fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark and/or peer group for certain periods. With respect to any funds for which the Board has identified performance issues, the Board seeks to monitor such funds more closely until performance improves, discuss with the Adviser the reasons for such results, consider whether any steps are necessary or appropriate to address such issues, discuss and evaluate the potential consequences of such steps and review the results of any steps undertaken.
The performance determinations with respect to each Fund are summarized below:

•
For Nuveen Floating Rate Income Fund, the Board considered that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2024, the Fund outperformed its benchmark for the one‑year period ended December 31, 2024. In addition, the Fund ranked in the second quartile of its Performance Peer Group for the one- and three-year periods and the third quartile for the five-year period ended December 31, 2024. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

•
For Nuveen Credit Strategies Income Fund, the Board considered that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2024, the Fund outperformed its benchmark for the one‑year period ended December 31, 2024. Further, although the Fund ranked in the fourth quartile of its Performance Peer Group for the five- year period ended December 31, 2024, the Fund ranked in the second quartile of its Performance Peer Group for the one‑year period and third quartile for the three-year period ended December 31, 2024. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

•
For Nuveen Preferred & Income Opportunities Fund, the Board considered that although the Fund’s performance was below the performance of its benchmark for the five-year period ended December 31, 2024, the Fund outperformed its benchmark for the one‑and three-year periods ended December 31, 2024. Further, although the Fund ranked in the fourth quartile of its Performance Peer Group for the five-year period ended December 31, 2024, the Fund ranked in the second quartile for the one‑year period and third quartile for the three-year period ended December 31, 2024. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

•
For Nuveen Preferred Securities & Income Opportunities Fund, the Board considered that although the Fund’s performance was below the performance of its benchmark and ranked in the fourth quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2024, the Fund outperformed its benchmark and ranked in the third quartile of its Performance Peer Group for the one‑ year period ended December 31, 2024. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

•
For Nuveen Variable Rate Preferred & Income Fund, the Board considered that although the Fund’s performance was below the performance of its benchmark and ranked in the fourth quartile of its Performance Peer Group for the three-year period ended December 31, 2024, the Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the one‑year period ended December 31, 2024. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

C. Fees, Expenses and Profitability

1.	Fees and Expenses
As part of the annual review, the Board Members considered, among other things, the management fee schedules for the respective Fund. In addition to the management fee arrangements, the Board Members considered a Fund’s operating expense ratio as it more directly reflected a shareholder’s total costs in investing in the respective Fund.
In its review, the Board considered that the management fees of the Funds were generally comprised of two components, a fund-level component and a complex-level component, each with its own breakpoint schedule, subject to certain exceptions. The Board considered that in 2024, the Board approved a revised complex-wide breakpoint schedule which simplified and reduced the complex-level fee rates at various thresholds and expanded the eligible funds whose assets would be included in calculating the complex-level fee, effective May 1, 2024. The Board considered that the complex-level component is intended to be an efficient mechanism designed to help share cost efficiencies with shareholders as the complex-wide assets grow.
The Board also considered comparative fee and expense information prepared by an independent third-party provider of fund data. More specifically, the Board Members generally reviewed, among other things, each Fund’s management fee rates and net total expense ratio in relation to similar data for a comparable universe of peers (the “Expense Universe”). In their review, the Board Members considered, in particular, each fund with a net total expense ratio (based on common assets and excluding investment-related costs such as the costs of leverage and taxes) meeting certain expense screening criteria adopted by the Board when compared to its Expense Universe and management’s commentary as to the factors contributing to each such fund’s relative net total expense ratio. The Board also considered, in relevant part, a fund’s management fee in light of its performance history with particular focus on any fund identified as having a higher management fee and/or expense ratio compared to peers coupled with experiencing a period of challenged performance.
In their review, the Board Members considered the methodology Broadridge employed to establish its Expense Universe. The Board further considered that differences between the applicable Fund and its Expense Universe, as well as changes to the composition of the Expense Universe from year to year, may limit some of the value of the comparative data. The Board Members also considered that it can be difficult to compare management fees among funds with peers as there are variations in the services that are included for the fees paid. The Board Members took these limitations and differences into account when reviewing comparative peer data.
In addition, although the Board reviewed net total expense ratio both including and excluding investment-related expenses (e.g., leverage costs), as applicable, the Board considered that leverage expenses will vary across funds and peers because of differences in the forms and terms of leverage employed by the respective fund and therefore generally considered each closed‑end fund’s net total expense ratio and fees excluding investment-related costs and taxes. The Board also considered that the use of leverage may create a conflict of interest for the respective Adviser and Sub‑Adviser given the increase of assets from leverage upon which an advisory or sub‑advisory fee is based but also considered the impact of leverage on the fund’s return. The Board Members considered, however, that the Adviser and Sub‑Adviser would seek to manage the potential conflict by recommending to the Board to leverage the applicable fund or increase such leverage when the respective Fund Adviser has determined that such action would be in the best interests of the respective fund and its common shareholders and by periodically reviewing with the Board the fund’s performance and the impact of the use of leverage on that performance.
With respect to the Sub‑Adviser, the Board also considered, among other things, the sub‑advisory fee schedule paid to the Sub‑Adviser in light of the sub‑advisory services provided to the respective Fund. In its review, the Board considered that the compensation paid to the Sub‑Adviser is the responsibility of the Adviser, not the Funds.
The Board’s considerations regarding the comparative fee data for each Fund are set forth below:
• For Nuveen Floating Rate Income Fund, the Fund’s contractual management fee rate, actual management fee rate and net total expense ratio each were below the Expense Universe median.
• For Nuveen Credit Strategies Income Fund, the Fund’s contractual management fee rate was below, actual management fee rate matched and the net total expense ratio was below the Expense Universe median.
• For Nuveen Preferred & Income Opportunities Fund, the Fund’s contractual management fee rate and net total expense ratio were each below the Expense Universe median, and the Fund’s actual management fee rate was slightly above (within 5 basis points) the Expense Universe median.
• For Nuveen Preferred Securities & Income Opportunities Fund, although the Fund’s actual management fee rate was above the Expense Universe median, the Fund’s contractual management fee rate and net total expense ratio were each slightly above (within 5 basis points) the Expense Universe median.
• For Nuveen Variable Rate Preferred & Income Fund, although the Fund’s actual management fee rate and net total expense ratio were above the Expense Universe median, the Fund’s contractual management fee rate was slightly above (approximately 6 basis points) the Expense Universe median.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

Statement Regarding Basis for Approval of Investment Advisory Contract (continued)

2.	Comparisons with the Fees of Other Clients
In evaluating the appropriateness of fees, the Board also considered that the Adviser, the Sub‑Adviser and/or their affiliate(s) provide investment management services to other types of clients which may include, among others: separately managed accounts (“SMAs”), retail managed accounts, foreign funds (UCITS), other investment companies (as sub‑advisers), limited partnerships and collective investment trusts. The Board considered certain fee data for these other types of clients managed in a similar manner to certain of the funds compared to the management fee of the applicable fund. The Board considered a description of various factors which contribute to the differences in the management fee rates of the funds compared to those charged to these other types of clients which limited the comparability of the data. In this regard, the Board considered that the differences in, among other things, the breadth of services provided by the Adviser and its affiliates to the funds compared to those provided to other clients; the expenses the Adviser and its affiliates incur in launching, operating and supporting a fund; the support services provided to shareholders; the extensive regulatory, disclosure and governance requirements applicable to funds; the establishment and maintenance of servicing relationships with various service providers for the funds; the manner of managing such assets; investment policies; investor profiles; and account sizes all may contribute to the variations in relative fee rates. Differences in the level of advisory services required for passively managed funds also contribute to differences in the management fee levels of such funds compared to actively managed funds. In addition, differences in the client base; governing bodies, regulatory and legal requirements; distribution; jurisdiction and operational complexities also would contribute to variations in management fees assessed the funds compared to foreign fund clients. Further, differences in the level of advisory and non‑advisory services required and risk incurred when serving as a sub‑adviser to other investment companies compared to serving as the Adviser to a Nuveen fund contribute to differences in the fees assessed. In this regard, the Board further considered the significant entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the Funds. As a general matter, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub‑Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees received for retail wrap accounts and other external sub‑advisory mandates. The Board concluded that the varying levels of fees were reasonable given the foregoing.

3.	Profitability of Fund Advisers
In considering the costs of services to be provided and profits to be realized by the Adviser (which encompassed the Sub‑Adviser) from its relationship with the Funds, the Board Members considered a variety of estimated profitability data from various perspectives including, among other things, (a) historical pre‑distribution and post-distribution margins over specified periods for the Adviser’s services to the applicable funds; (b) certain profitability data on behalf of the Adviser attributable to servicing all applicable funds for 2024 and 2023; (c) certain profitability data of both the Adviser and TAL (as an adviser of certain other Nuveen funds) on a combined basis derived from types of funds in the aggregate (i.e., from closed‑end funds, exchange-traded funds, interval funds and open‑end funds) for 2024 and 2023; and (d) certain profitability data of both the Adviser and TAL on a combined basis by asset grouping of Nuveen funds in the aggregate (i.e., from equity, fund of funds, index, municipal bond and taxable fixed income funds). In addition, the Board considered profitability data at the per fund level for the respective adviser.
In reviewing the profitability data, the Board Members considered the subjective nature of calculating profitability as the information is not audited and is necessarily dependent on cost allocation methodologies to allocate expenses throughout the complex and among the various advisory products. The Board reviewed, among other things, a description of the cost allocation methodology employed to develop the profitability data. However, the Board Members considered that given there is no single universally recognized expense allocation methodology, other reasonable and valid allocation methodologies could be employed and could lead to significantly different profit and loss results and therefore developing profitability data is difficult, particularly on a per fund level.
Further, in considering the comparative margin data with peers, the Board Members considered the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results. Given that the peer profitability data may reflect the different business mix of the respective peer firm, the Board also considered the pre- and post-distribution margins of Nuveen, LLC for each of the calendar years from 2020 through 2024.
Aside from the foregoing profitability data, the Board also considered, among other things, the audited statutory-basis financial statements of TIAA as of December 31, 2024 and 2023 and the related statutory-basis statements of operations, of changes in capital and contingency reserves and of cash flows for the years ended December 31, 2024, December 31, 2023 and December 31, 2022. The Board considered the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board also considered the investments the Adviser, its parent and/or other affiliates made into their business.
In evaluating the reasonableness of the compensation, the Board Members also considered the indirect benefits the Adviser or Sub‑Adviser received that were directly attributable to the management of the applicable funds as discussed in further detail below. Based on its review, the Board was satisfied that the Adviser’s (together with the Sub‑Adviser) level of profitability from its relationship with the applicable Fund was not unreasonable in light of the nature, extent and quality of services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the funds, whether these economies of scale have been appropriately shared with the funds and whether there is potential for realization of further economies of scale. Although the Board considered that economies of scale are difficult to measure with any precision and the rates at which certain expenses are incurred may not decline with a rise in assets, the Board considered that there are a variety of methods that may be employed to help share the benefits of economies of scale, including, among other things, through the use of breakpoints in the management fee schedule, the pricing of funds at scale at inception and investments in the Adviser’s business which can enhance the services provided to the funds for the fees paid. The Board considered such factors applicable to the particular Fund’s advisory fee structure.
As noted above, the Board considered that the management fee of the Adviser for the Funds generally was comprised of a fund-level component and a complex-level component each with its own breakpoint schedule. The Board also approved a revised complex-wide breakpoint schedule in 2024 which reduced the complex-level fee rates at various thresholds and expanded the assets included when calculating the complex-level fee. With this structure, the Board considered that the complex-level breakpoint schedule was designed to deliver the benefits of economies of scale to shareholders when the assets of the eligible participating funds in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined, and the fund-level breakpoint schedules were designed to share economies of scale with shareholders if the particular fund grows. The Board reviewed the fund-level and complex-level fee schedules.
Although closed‑end funds may make additional share offerings from time to time, the Board considered that closed‑end funds have a more limited ability to increase their assets to attain additional economies of scale because the growth of their assets will occur primarily from the appreciation of their investment portfolios.
The Board Members also considered the continued reinvestment in Nuveen’s business to enhance its capabilities and services to the benefit of its various clients. The Board considered that many of these investments were not specific to individual Nuveen funds, but rather initiatives from which the family of funds as a whole may benefit. The Board further considered that the scope of the services of the Adviser and its affiliates have expanded over time without raising advisory fees to the funds, and this was also a means of sharing economies of scale with the funds and their shareholders. The Board considered the Adviser’s and/or its affiliates’ ongoing efforts to streamline the product line‑up, among other things, to create more scaled funds which may help improve both expense and trading economies for participating funds.
Based on its review, the Board was satisfied that the current fee arrangements together with the reinvestment in management’s business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Board Members received and considered information regarding various indirect benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the funds. These benefits included, among other things, economies of scale to the extent the Adviser or its affiliates share investment resources and/or personnel with other clients of the Adviser. Certain funds may also be used as investment options for other products or businesses offered by the Adviser and/or its affiliates, such as variable products, fund of funds and 529 education savings plans, and the Adviser and/or affiliates of the Adviser may serve as sub‑adviser to various funds in which case all advisory and sub‑advisory fees generated by such funds stay within Nuveen.
Further, the funds may pay the Adviser and/or its affiliates for other services, such as distribution. In this regard, the Board considered that an affiliate of the Adviser received compensation in 2024 for serving as an underwriter on shelf offerings of existing closed‑end funds and reviewed the amounts paid for such services in 2024 and 2023.
In addition, the Board Members considered that the Adviser and Sub‑Adviser (except as noted) may utilize soft dollar brokerage arrangements attributable to the respective fund(s) to obtain research and other services for any or all of their clients, although the Board Members also considered with respect to the Nuveen funds advised by the Adviser, reimbursements of such costs by the Adviser and/or the Sub‑Adviser.
The Adviser and its affiliates may also benefit from the advisory relationships with the Nuveen funds to the extent this relationship results in potential investors viewing the TIAA group of companies as a leading retirement plan provider in the academic and nonprofit market and a single source for all their financial service needs. The Adviser and/or its affiliates may further benefit to the extent that they have pricing or other information regarding vendors the funds utilize in establishing arrangements with such vendors for other products.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable in light of the services provided.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all‑important or controlling. The Board Members concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed for an additional one‑year period.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Independent Trustees:
Joseph A. Boateng 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2019 Class II	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002–2006); Board Member, Lumina Foundation (since 2019) and Waterside School (since 2021); Board Member (2012–2019) and Emeritus Board Member (since 2020), Year‑Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2019), The Seattle Foundation; Trustee (2018–2023), the College Retirement Equities Fund; Manager (2019–2023), TIAA Separate Account VA‑1.	217
Michael A. Forrester 1967 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Formerly, Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Director, Aflac Incorporated (since 2025); Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA‑1 (2007–2023).	217
Thomas J. Kenny 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Formerly, Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co‑Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management; Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021–2022) and Finance Committee Chair (2016–2022), Sansum Clinic; formerly, Advisory Board Member (2017–2019), B’Box; formerly, Member (2011–2012), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012–2020), Cottage Health System; formerly, Board member (2009–2019) and President of the Board (2014–2018), Crane Country Day School; Trustee (2011– 2023) and Chairman (2017–2023), the College Retirement Equities Fund; Manager (2011–2023) and Chairman (2017–2023), TIAA Separate Account VA‑1.	218
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).	218

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member
Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018- 2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	218
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	218
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Formerly, Member of Board of Directors of Core12 LLC (2008– 2023) (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of The President’s Council of Fordham University (2010–2019); formerly, Director of the Curran Center for Catholic American Studies (2009–2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012–2014); formerly, Trustee and Chairman of the Board of Trustees of Marian University (2010–2013); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007–2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	218

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member
Loren M. Starr 1961 333 W. Wacker Drive Chicago, IL 60606	Board Member	2022 Class III	Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd.; Director (since 2023) and Chair of the Board (since 2025), formerly, Chair of the Audit Committee (2024-2025), AMG; formerly, Chair and Member of the Board of Directors (2014–2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014–2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA‑1 (2022–2023).	217
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx) (provider of transportation, e‑commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non‑profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	218
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Formerly, a Co–Founding Partner, Promus Capital (investment advisory firm) (2008–2017); formerly, Director, Quality Control Corporation (manufacturing) (2012–2021); formerly, Chair and Member of the Board of Directors (2021–2024), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017–2022), Mather Foundation Board (philanthropy); formerly, Member (2005–2016), Chicago Fellowship Board (philanthropy); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010–2019); formerly, Director, LogicMark LLC (health services) (2012–2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008–2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004–2007); Executive Vice President, Quantitative Management & Securities Lending (2000–2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005–2007), Northern Trust Global Investments Board (2004–2007), Northern Trust Japan Board (2004–2007), Northern Trust Securities Inc. Board (2003–2007) and Northern Trust Hong Kong Board (1997–2004).	218

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I
Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005- 2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022) of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011- 2015) of the Board of Trustees of Mt. Holyoke College.
				218
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Chair and Board Member	2017 Class I	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	218

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Officers of the Funds:
David J. Lamb 1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer (Principal Executive Officer)	2015	Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and Nuveen; has previously held various positions with Nuveen.
Brett E. Black 1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.
Marc Cardella 1984 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller (Principal Financial Officer)	2024	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing Director of Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA‑1 and the College Retirement Equities Fund.
Joseph T. Castro 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2025	Executive Vice President, Chief Risk and Compliance Officer, formerly, Senior Managing Director and Head of Compliance, Nuveen; Executive Vice President, formerly, Senior Managing Director, Nuveen Securities, LLC; Senior Managing Director, Nuveen Fund Advisors, LLC and Nuveen, LLC.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.
Jeremy D. Franklin 1983 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2024	Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account VA‑1 and College Retirement Equities Fund.
Diana R. Gonzalez 1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President	2016	Senior Managing Director, Head of Public Product of Nuveen; President. formerly, Senior Managing Director, of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.
Brian H. Lawrence 1982 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2023	Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) Including other Directorships During Past 5 Years
John M. McCann 1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Senior Managing Director, Division General Counsel of Nuveen; Senior Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA‑1, TIAA- CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.
R. Tanner Page 1985 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2025	Managing Director, formerly, Vice President of Nuveen; has previously held various positions with Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Senior Managing Director of Nuveen.
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.
Rachael Zufall 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account VA‑1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

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Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257‑8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606.
Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed‑end‑funds
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	EAN‑A‑0725P 4715820

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. Upon request, a copy of the registrant’s code of ethics is available without charge by calling 800-257-8787.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) had determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The members of the registrant’s audit committee that have been designated as audit committee financial experts are Joseph A. Boateng, John K. Nelson, Loren M. Starr and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023).

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and Chair of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

Item 4.	Principal Accountant Fees and Services.

Nuveen Preferred & Income Opportunities Fund

The following tables show the amount of fees that PricewaterhouseCoopers LLP (“PwC”), the Registrant’s current independent registered public accounting firm, billed to the Registrant during the Registrant’s fiscal year ended July 31, 2025, and the amount of fees that KPMG LLP (“KPMG”), the Registrant’s former independent registered public accounting firm, billed to the Registrant during the Registrant’s fiscal year ended July 31, 2024. The Audit Committee approved in advance all audit services and non-audit services that PwC and KPMG provided to the Registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Registrant waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Registrant during the fiscal year in which the services are provided; (B) the Registrant did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair.

SERVICES THAT THE REGISTRANT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM BILLED TO THE REGISTRANT

Fiscal Year Ended[5]	Audit Fees Billed to Registrant[1]	Audit-Related Fees Billed to Registrant[2]	Tax Fees Billed to Registrant[3]	All Other Fees Billed to Registrant[4]
July 31, 2025 (PwC)	$31,383	$3,500	$55	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2024 (KPMG)	$31,400	$863	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings.

2

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Registrant’s common shares and leverage.

3	“Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice, and tax planning.
4	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
5	The Registrant changed audit firm from KPMG to PwC on October 24, 2024.

SERVICES THAT THE REGISTRANT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM BILLED TO THE ADVISER AND AFFILIATED REGISTRANT SERVICE PROVIDERS

The following tables show the amount of fees billed by PwC to Nuveen Fund Advisors, LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant (“Affiliated Fund Service Provider”), for engagements directly related to the Registrant’s operations and financial reporting, during the Registrant’s fiscal year ended July 31, 2025, and the amount of fees billed by KPMG to the Adviser and any Affiliated Fund Service Provider, for engagements directly related to the Registrant’s operations and financial reporting, during the Registrant’s fiscal year ended July 31, 2024.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Registrant, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Registrant did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Registrant’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
July 31, 2025 (PwC)	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2024 (KPMG)	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PwC billed during the Registrant’s fiscal year ended July 31, 2025 for non-audit services, and the amount of fees that KPMG billed during the Registrant’s fiscal year ended July 31, 2024 for non-audit services. The Audit Committee is required to pre-approve non-audit services that the Registrant’s independent registered public accounting firm provides to the Adviser and any Affiliated Fund Service Provider, if the engagement related directly to the Registrant’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PwC and KPMG about any non-audit services rendered during the Registrant’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PwC’s and KPMG’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Registrant	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Registrant)	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
July 31, 2025 (PwC)	$55	$0	$11,045,250	$11,045,305
July 31, 2024 (KPMG)	$0	$0	$0	$0

“Non-Audit Fees billed to Registrant” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to the Registrant in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the independent registered public accounting firm’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent registered public accounting firm’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Registrant by the Registrant’s independent registered public accounting firm and (ii) all audit and non-audit services to be performed by the Registrant’s independent registered public accounting firm for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Registrant.

Item 4(i) and Item 4(j) are not applicable to the Registrant.

Item 5.	Audit Committee of Listed Registrants.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Amy B. R. Lancellotta, John K. Nelson, Chair, Loren M. Starr, Matthew Thornton III, Margaret L. Wolff and Robert L. Young.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Portfolio of Investments filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

See Statement Regarding Basis for Approval of Investment Advisory Contract in Item 1.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

(a)(1) Portfolio Manager Biographies

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Douglas M. Baker, CFA, is a portfolio manager for Nuveen’s global fixed income team and heads the preferred securities sector team. He is a portfolio manager for the Preferred Securities strategies, as well as a co-portfolio manager for the firm’s Multi-Sector strategies. Doug is also a member of the Investment Committee, which establishes investment policy for all global fixed income products. He has managed the Nuveen Preferred Securities and Income Fund since its inception in 2006 and the Strategic Income strategy since 2016. Doug also manages the firm’s municipal derivatives overlay group, where he is responsible for implementing derivatives-based hedging strategies across the Nuveen municipal bond complex. Doug joined the firm in 2006 as a vice president and derivatives analyst and later his responsibilities expanded to include portfolio management duties. Prior to Nuveen, he spent three years at Lehman Brothers in institutional fixed income and derivatives sales and five years at Bank of America in corporate and commercial banking.

Brenda A. Langenfeld, CFA, is a portfolio manager for Nuveen’s global fixed income team and a member of the preferred securities sector team. She is the lead manager for Nuveen’s preferred and income-focused closed-end funds and portfolio manager of the Preferred Securities and Income strategy. Brenda is also co-manager for the Real Asset Income strategy since 2015, which invests in income generating debt and equity securities from both the real estate and infrastructure segments, and in 2020 she became co-manager of the Credit Income strategy. Brenda joined the preferred securities sector team in 2011. Prior to her portfolio management roles, Brenda was a member of the high-grade credit sector team, responsible for trading corporate bonds. Previously, she was a member of the securitized debt sector team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

(a)(2) Other Accounts Managed by Portfolio Managers

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Douglas Baker	Registered Investment Company	7	$8.34 billion
	Other Pooled Investment Vehicles	1	$273.25 million
	Other Accounts	4,332	$3.02 billion
Brenda Langenfeld	Registered Investment Company	11	$9.55 billion
	Other Pooled Investment Vehicles	2	$46.11 million
	Other Accounts	4,336	$4.42 billion

*	Assets are as of July 31, 2025. None of the assets in these accounts are subject to an advisory fee based on performance.

Potential Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

(a)(3) Fund Manager Compensation

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

(a)(4) Beneficial Ownership of JPC Securities

As of July 31, 2025, the portfolio managers beneficially owned the following dollar range of equity securities issued by the Fund.

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Douglas Baker	X
Brenda Langenfeld	X

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 16.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable because the code of ethics is available, upon request and without charge, by calling 800-257-8787 and there were no amendments during the period covered by this report.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

(c)	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nuveen Preferred & Income Opportunities Fund

Date: October 3, 2025	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: October 3, 2025	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: October 3, 2025	By:	/s/ Marc Cardella
Marc Cardella
Vice President and Controller
(principal financial officer)